UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821-3000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2015

Item 1.  Reports to Stockholders.

UBS Asset
Allocation Funds

June 30, 2015

The UBS Funds—Asset Allocation

Annual Report

President's letter	1
Market commentary	3
Asset Allocation Funds
UBS Asset Growth Fund	5
UBS Dynamic Alpha Fund	12
UBS Global Allocation Fund	33
UBS Multi-Asset Income Fund	48
Explanation of expense disclosure	62
Statement of assets and liabilities	66
Statement of operations	70
Statement of changes in net assets	72
Financial highlights	74
Notes to financial statements	82
Report of independent registered public accounting firm	106
General information	107
Board approval of investment advisory agreements	108
Trustee and Officer information	112
Federal tax information	119

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President's letter

August 14, 2015

Dear Shareholder,

In my last letter, I wrote about the building forward momentum of the US economy against a backdrop of economic weakness outside the United States. Since I last wrote to you, the rise of two economic themes has begun to cast a shadow on the global growth story. The first of these, the continuing Greek debt crisis, appears to be on the road to resolution after an agreement was reached in July between the Greek government and its creditors. Although the risk of Greece's exit from the eurozone is somewhat reduced, substantial political and economic challenges remain. While the news of an agreement has brought relief to global markets, it is disconcerting to consider that the future of the European project has not been in such peril since the introduction of the euro in 1999.

Turning to a development that is decidedly less settled, Chinese equity markets have seen some spectacular declines in recent months, raising questions about the durability of the world's second-largest economy. The Shanghai composite index hit a high of 5,166 on June 12, before falling 30% in just three weeks. Taken together, over $3 trillion of value has been wiped away from the Shanghai and Shenzhen exchanges in a matter of weeks. China's economy grew at its slowest pace since 1990 last year, and early indicators suggest that the economy has weakened further so far into 2015. While investor confidence in China has been understandably shaken, it remains to be seen what effect these headwinds may have outside of the country.

In this global investment landscape of debt crises and shaken confidence, partnering with a knowledgeable asset manager, such as UBS Global Asset Management, can help investors avoid potential pitfalls on the path to reaching their long-term financial goals. As we continue to review the UBS family of funds with an eye toward an ever-changing investment landscape, we remain committed to providing a diverse range of solutions that can be used to create a comprehensive investment plan. Core funds—such as UBS US Large Cap Equity Fund—are the foundation on which many investors build their portfolios. Driven by fundamental research and long-term perspective, these funds used disciplined approaches that time and experience have shown can lead to successful outcomes, despite shorter-term market fluctuations and shocks.

Furthermore, we believe that flexible investment solutions can strengthen an investment plan against market shocks and declines. In this spirit, UBS Global Asset Management provides flexibly managed funds to help create well-balanced, globally diversified portfolios. In our view, flexible funds that may be less correlated to market trends and have multiple sources of revenue are an important component of a comprehensive investment plan. Many of the funds in the UBS family—such as UBS Dynamic Alpha Fund—are designed to achieve consistent returns with less reliance on favorable market conditions. When included in a comprehensive investment plan, these funds act as ballast during volatile market conditions and may have the effect of smoothing a portfolio's performance over time. As we have seen in the first half of 2015, market shocks can take any number of forms and can originate in any corner of the world. In today's market environment, we believe it is crucial that investors diversify their holdings within the context of a carefully considered plan. When combined in the context of such a plan, UBS Global Asset Management's foundational and flexible funds can assist investors in obtaining peace of mind while looking toward the future.

1

President's letter

In my correspondence over the years, I have written at considerable length about the importance of having a sound investment plan. Creating an investment plan with a knowledgeable financial advisor is an opportunity to envision the future that you would like to have, while being cognizant of the potential challenges that lie ahead. At UBS Global Asset Management, we believe that in managing our funds we create more than investment returns: we help our clients achieve their goals. As we continue to evolve our funds to provide stable returns in a variety of market conditions, we rely on our firm's client-oriented culture to guide everything we do. With over 30 years of experience in active investment management, UBS Global Asset Management is ready to serve you with our family of funds and knowledgeable professionals as we look toward the future, a future we create together.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

The markets in review

Global growth generally improves

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 4.3% seasonally adjusted annualized rate during the third quarter of 2014. GDP growth then moderated to 2.1% during the fourth quarter and 0.6% for the first quarter of 2015, partially due to severe winter weather in parts of the country. However, the economy then improved, as the Commerce Department's initial estimate for second quarter GDP was 2.3%.1

The US Federal Reserve Board largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. (The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.) However, at the Fed's meeting in October 2014, it said that it had concluded its asset purchase program, also known as quantitative easing. At its March 2015 meeting, the Fed said that it "... anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term." Finally, at the central bank's meeting that concluded in June 2015, the Fed said that it "...currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run."

In terms of the global economy, the International Monetary Fund's ("IMF") July 2015 World Economic Outlook Update, released after the reporting period ended, said "A setback to activity in the first quarter of 2015, mostly in North America, has resulted in a small downward revision to global growth for 2015 relative to the April 2015 World Economic Outlook. Nevertheless, the underlying drivers for a gradual acceleration in economic activity in advanced economies—easy financial conditions, more neutral fiscal policy in the euro area, lower fuel prices, and improving confidence and labor market conditions—remain intact." The IMF projects that 2015 growth in the eurozone will be 1.5%, versus 0.8% in 2014. Japan's economy is expected to expand 0.8% in 2015, an improvement from the 0.1% contraction in 2014. In contrast, the IMF sees growth in emerging market countries decelerating in 2015, with GDP of 4.2% compared to 4.6% in 2014.

US equities post superior results

While it experienced several setbacks, the US equity market generated solid results during the reporting period. Investor sentiment was challenged at times given some mixed global economic data and corporate profit figures, as well as numerous geopolitical issues. All told, the US stock market, as measured by the S&P 500 Index,2 gained 7.42% for the 12 months ended June 30, 2015. In contrast, international equities produced weak results, as they were dragged down by growth concerns, fluctuating oil prices and, most recently, the escalating crisis in Greece. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 4.22% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 5.12% over the same period.

1  Based on the Commerce Department's initial estimate announced on July 30, 2015, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3

The markets in review

Mixed returns in the fixed income market

The global fixed income markets experienced periods of volatility during the reporting period. This was triggered by incoming economic data, uncertainties surrounding future monetary policy and—as was the case for the equity market—unfolding geopolitical events. Against this backdrop, the yield on the 10-year Treasury fell from 2.53% to 2.35% during the reporting period and the overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 1.86%. A sharp sell-off late in the reporting period pushed the returns of riskier fixed income securities into negative territory for the 12 months ended June 30, 2015. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 declined 0.52% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 fell 1.57%.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Asset Growth Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS Asset Growth Fund declined 1.18% (Class A shares fell 6.58% after the deduction of the maximum sales charge), while Class P shares declined 0.96%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index") gained 1.43%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative return during the reporting period and underperformed the benchmark.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency futures had a direct negative impact on Fund performance. Various equity and fixed income futures and exchange traded funds (ETFs) were used to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives added to performance relative to the benchmark during the reporting period.

Portfolio performance summary1

What worked:

•  The Fund's long directional position in certain equity markets generated positive absolute returns.

  – The Fund's position in Japanese equities was the biggest contributor to performance. Japan continued to be a top performing equity market, as monetary stimulus by the Bank of Japan has had a positive effect on equity markets.

  – The Fund also maintained an overweight position in European equities, which had a strong run of performance following the European Central Bank's decision to enact quantitative easing in January 2015.

What didn't work:

•  The Fund's position in fixed income securities was negative for results.

  – The Fund held positions in US credit, both investment grade and high yield, which negatively impacted performance. Credit spreads widened during the reporting period, creating negative price action on corporate credit.

•  Certain equity positions were negative for performance.

  – The Fund was hurt by a long position in emerging market equities which underperformed during the period. Volatility was high, as the Chinese stock market had a significant rally and subsequent fall.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

5

UBS Asset Growth Fund

•  Leverage detracted from the Fund's performance.

  – The Fund maintains a volatility target of 15% or less annually. During the reporting period, both market volatility and Fund-realized volatility remained mostly subdued and, therefore, the Fund maintained leverage throughout the period. However, during October and December 2014, the volatility of the baseline portfolio rose to the point where the amount of leverage being applied to reach the Fund's target volatility of 15% was reduced. The Fund's leverage ranged from the maximum 175% down to 125%. Since the Fund maintained leverage throughout a period where some of its market allocations were negative, leverage detracted from performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

6

UBS Asset Growth Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	(1.18)%	10.16%	1.34%
Class C3	(1.94)	9.33	0.58
Class P4	(0.96)	10.42	1.59
After deducting maximum sales charge
Class A2	(6.58)%	8.91%	0.62%
Class C3	(2.92)	9.33	0.58
MSCI World Free Index (net)[5]	1.43%	13.10%	3.39%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—2.36% and 1.57%; Class C—3.13% and 2.32%; Class P—2.11% and 1.32%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Asset Growth Fund and the index is July 26, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

7

UBS Asset Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Asset Growth Fund Class A and Class P shares versus the MSCI World Free Index (net) from July 26, 2007, which is the inception date of the two classes, through June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

8

UBS Asset Growth Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2015

Investment companies
iShares Emerging Markets Local Currency Bond ETF	1.70%
iShares iBoxx $ High Yield Corporate Bond ETF	14.52
iShares iBoxx $ Investment Grade Corporate Bond ETF	12.98
iShares JP Morgan USD Emerging Markets Bond ETF	1.74
iShares MSCI Switzerland Capped ETF	4.28
iShares TIPS Bond ETF	11.54
SPDR Barclays Convertible Securities ETF	3.52
Total investment companies	50.28%
Short-term investment	34.82
Investment of cash collateral from securities loaned	18.82
Total investments	103.92%
Liabilities, in excess of cash and other assets	(3.92)
Net assets	100.00%

1  Figures represent the direct investments of UBS Asset Growth Fund. Figures may be different if a breakdown of the underlying investment companies was included.

9

UBS Asset Growth Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Investment companies: 50.28%
iShares Emerging Markets Local Currency Bond ETF	9,937	$434,247
iShares iBoxx $ High Yield Corporate Bond ETF[1]	41,854	3,716,635
iShares iBoxx $ Investment Grade Corporate Bond ETF	28,714	3,322,784
iShares JP Morgan USD Emerging Markets Bond ETF[1]	4,046	444,736
iShares MSCI Switzerland Capped ETF	33,455	1,095,651
iShares TIPS Bond ETF	26,361	2,953,750
SPDR Barclays Convertible Securities ETF	18,920	900,025
Total investment companies (cost $13,132,577)		12,867,828
Short-term investment: 34.82%
Investment company: 34.82%
UBS Cash Management Prime Relationship Fund[2] (cost $8,911,211)	8,911,211	8,911,211
	Shares	Value
Investment of cash collateral from securities loaned: 18.82%
UBS Private Money Market Fund LLC[2] (cost $4,817,108)	4,817,108	$4,817,108
Total investments: 103.92% (cost $26,860,896)		26,596,147
Liabilities, in excess of cash and other assets: (3.92)%		(1,002,548)
Net assets: 100.00%		$25,593,599

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $27,021,203; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,973
Gross unrealized depreciation	(432,029)
Net unrealized depreciation of investments	$(425,056)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 11.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
E-mini S&P 500 Index, 58 contracts (USD)	September 2015	$6,019,370	$5,957,760	$(61,610)
EURO STOXX 50 Index, 134 contracts (EUR)	September 2015	5,163,374	5,133,037	(30,337)
FTSE 100 Index, 39 contracts (GBP)	September 2015	4,091,420	3,979,442	(111,978)
Mini MSCI Emerging Markets Index, 94 contracts (USD)	September 2015	4,496,302	4,509,180	12,878
SPI 200 Index, 20 contracts (AUD)	September 2015	2,124,614	2,082,028	(42,586)
TOPIX Index, 27 contracts (JPY)	September 2015	3,642,568	3,597,132	(45,436)
Currency futures buy contracts:
Australian Dollar, 7 contracts (USD)	September 2015	539,852	537,950	(1,902)
Euro, 9 contracts (USD)	September 2015	1,268,791	1,255,050	(13,741)
Great Britain Pound, 16 contracts (USD)	September 2015	1,550,828	1,572,500	21,672
Japanese Yen, 5 contracts (USD)	September 2015	507,071	511,406	4,335
Currency futures sell contracts:
Swiss Franc, 6 contracts (USD)	September 2015	(805,639)	(804,150)	1,489
Net unrealized depreciation on futures contracts				$(267,216)

10

UBS Asset Growth Fund

Portfolio of investments

June 30, 2015

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Investment companies	$12,867,828	$—	$—	$12,867,828
Short-term investment	—	8,911,211	—	8,911,211
Investment of cash collateral from securities loaned	—	4,817,108	—	4,817,108
Futures contracts	40,374	—	—	40,374
Total	$12,908,202	$13,728,319	$—	$26,636,521
Liabilities
Futures contracts	$(307,590)	$—	$—	$(307,590)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security, or portion thereof, was on loan at June 30, 2015.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$7,680,934	$47,399,640	$46,169,363	$8,911,211	$8,112
UBS Private Money Market Fund LLC[a]	7,801,795	65,294,817	68,279,504	4,817,108	319
	$15,482,729	$112,694,457	$114,448,867	$13,728,319	$8,431

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
11

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS Dynamic Alpha Fund (the "Fund") gained 2.03% (Class A shares declined 3.56% after the deduction of the maximum sales charge), while Class P shares rose 2.29%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 1.38% during the same time period, the MSCI World Free Index (net) gained 1.43%, and the Citigroup One-Month US Treasury Bill Index returned 0.02%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 14; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was due to asset allocation and currency decisions.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Overall, the Fund's positions in equities were the biggest drivers of returns during the reporting period.

  – Net long positions in developed-market equities were additive for results. Strong performance was achieved from the Fund's long position in Japanese equities, which rallied on the back of monetary stimulus. A long position in European equities was also beneficial. They generated strong performance following the European Central Bank's decision to enact quantitative easing.

  – The Fund's positioning within Chinese equities was beneficial to performance. The Fund took advantage of mispricing in the China A-share market and China H-share market through the use of futures.

•  Certain fixed income positions added value over the reporting period.

  – The Fund held a long position in Australian government bonds, which added significant value, as the Reserve Bank of Australia cut interest rates in early 2015.

  – The Fund's relative value trade of long German government bonds versus French government bonds added value, as the spread between these two sovereigns widened.

•  Overall, the Fund's active currency strategy added to performance.

  – The Fund's short position in commodity currencies such as the New Zealand dollar and Australian dollar relative to the US dollar were the biggest contributors to currency results, as commodity prices declined during the reporting period.

  – The Fund's trade of long Mexican peso versus Canadian dollar added to performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

12

UBS Dynamic Alpha Fund

What didn't work:

•  Certain equity positions were negative during the reporting period.

  – The Fund's pair trade of long US industrials versus US consumer staples was a headwind for results. Historically, consumer staples have underperformed industrials during the growth phase of the business cycle, but this did not occur as expected during the reporting period.

  – The Fund's positioning in emerging market equities was negative for performance. While there appears to be a general weakness in the broad emerging market, strong returns in December, January and February did not favor our short emerging market position.

•  Overall, the Fund's fixed income positioning was slightly negative for results.

  – The Fund's position in emerging market debt was the biggest detractor from performance, as concerns grew over the falling price of oil.

  – The Fund was hurt by its positioning in US government bonds, particularly since the Fund was positioned for a flattening of the US yield curve, which did not occur.

•  Several currency trades performed poorly.

  – The Fund's trade of long Japanese yen versus the US dollar and euro detracted from performance over the reporting period, as the yen significantly depreciated due to the Bank of Japan's actions during the reporting period.

  – The position of long Mexican peso versus Malaysian ringgit was negative for performance, as the peso depreciated, primarily due to falling oil prices.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

13

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.03%	5.40%	3.16%
Class C2	1.21	4.63	2.37
Class P3	2.29	5.67	3.45
After deducting maximum sales charge
Class A1	(3.56)%	4.20%	2.58%
Class C2	0.23	4.63	2.37
BofA Merrill Lynch US Treasury 1-5 Year Index[4]	1.38%	1.37%	3.08%
MSCI World Free Index (net)[5]	1.43	13.10	6.38
Citigroup One-Month US Treasury Bill Index[6]	0.02	0.05	1.26

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.42% and 1.35%; Class C—2.18% and 2.10%; Class P—1.15% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

14

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class P shares versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index over the 10 years ended June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

15

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2015

Percentage of net assets
Government of Australia, 4.500%, due 04/15/20	1.9%
Government of Australia, 4.250%, due 07/21/17	1.8
Government of Australia, 4.750%, due 06/15/16	1.6
JPMorgan Chase & Co., 3.200%, due 01/25/23	0.8
Bank of America Corp., 1.875%, due 01/10/19	0.5
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	0.5
Buoni Poliennali Del Tesoro, 4.500%, due 07/15/15	0.5
Morgan Stanley, 2.375%, due 07/23/19	0.5
Wachovia Corp., 5.750%, due 02/01/18	0.5
Goldman Sachs Group, Inc., 1.375%, due 07/26/22	0.5
Total	9.1%

Country exposure by issuer, top five (unaudited)

As of June 30, 2015

Percentage of net assets
United States	26.6%
Australia	8.7
United Kingdom	7.6
Netherlands	4.8
France	2.0
Total	49.7%

16

UBS Dynamic Alpha Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Bonds
Corporate bonds
Aerospace & defense	0.10%
Airlines	0.23
Auto components	0.05
Automobiles	0.14
Banks	11.66
Beverages	1.41
Biotechnology	0.20
Capital markets	2.20
Chemicals	0.77
Commercial services & supplies	0.53
Communications equipment	0.26
Construction & engineering	0.54
Consumer finance	1.59
Diversified financial services	2.48
Diversified telecommunication services	2.67
Electric utilities	3.09
Energy equipment & services	0.57
Food & staples retailing	0.25
Food products	0.98
Gas utilities	1.01
Health care equipment & supplies	0.48
Health care providers & services	0.52
Hotels, restaurants & leisure	0.12
Household durables	0.10
Independent power and renewable electricity producers	0.27
Industrial conglomerates	0.34
Insurance	5.98
Internet & catalog retail	0.29
Internet software & services	0.14
IT services	0.17
Life sciences tools & services	0.10
Machinery	0.18
Marine	0.24
Media	2.09
Metals & mining	0.97
Multi-utilities	0.75
Oil, gas & consumable fuels	7.17
Pharmaceuticals	1.28
Real estate investment trust (REIT)	0.29
Real estate management & development	0.10
Road & rail	0.66
Software	0.30
Specialty retail	0.29
Textiles, apparel & luxury goods	0.07
Thrifts & mortgage finance	0.15
Tobacco	1.27
Transportation infrastructure	0.89
Water utilities	0.56
Wireless telecommunication services	0.92
Total corporate bonds	57.42%
Collateralized debt obligation	0.00%[1]
Mortgage & agency debt security	0.01
Non-US government obligations	5.77
Supranational bonds	0.42
Total bonds	63.62%
Short-term investments	23.35
Options purchased	0.87
Investment of cash collateral from securities loaned	0.48
Total investments	88.32%
Cash and other assets, less liabilities	11.68
Net assets	100.00%

1  Amount represents less than 0.005%.

17

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds: 63.62%
Corporate bonds: 57.42%
Australia: 3.39%
Adani Abbot Point Terminal Pty Ltd., 5.750%, due 11/01/18	AUD	1,025,000	$808,145
APT Pipelines Ltd., 4.200%, due 03/23/25[1]		$910,000	889,955
Aurizon Network Pty Ltd., 2.000%, due 09/18/24	EUR	500,000	543,913
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[2]		$250,000	251,391
Australia Pacific Airports Melbourne Pty Ltd., 1.750%, due 10/15/24	EUR	450,000	497,044
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43		$290,000	301,030
Commonwealth Bank of Australia, 1.125%, due 03/13/17		370,000	370,278
2.250%, due 03/16/17[1]		630,000	643,538
2.250%, due 03/16/17[2]		250,000	255,373
National Australia Bank Ltd., 2.000%, due 11/12/24[3]	EUR	550,000	607,391
2.750%, due 03/09/17		$650,000	668,327
Origin Energy Finance Ltd., 2.500%, due 10/23/20[2]	EUR	775,000	892,041
5.450%, due 10/14/21[2]		$345,000	372,490
QBE Insurance Group Ltd., 2.400%, due 05/01/18[2]		405,000	407,242
6.750%, due 12/02/44[3]		795,000	834,750
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR	380,000	458,594
Scentre Group Trust 1, 1.500%, due 07/16/20		250,000	283,036
SGSP Australia Assets Pty Ltd., 2.000%, due 06/30/22		350,000	396,486
Suncorp-Metway Ltd., 1.700%, due 03/28/17[2]		$440,000	443,371
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		200,000	223,924
4.800%, due 10/12/21[2]		350,000	391,866
Transurban Finance Co. Pty Ltd., 1.875%, due 09/16/24	EUR	300,000	329,310
2.500%, due 10/08/20		210,000	248,013
Total Australia corporate bonds			11,117,508
Belgium: 0.35%
AG Insurance SA, 3.500%, due 06/30/47[3]		900,000	897,438
Elia System Operator SA, 3.250%, due 04/04/28[2]		200,000	253,411
Total Belgium corporate bonds			1,150,849
	Face amount		Value
Bermuda: 0.17%
Bacardi Ltd., 2.750%, due 07/03/23[2]	EUR	470,000	$558,371
Brazil: 0.56%
BRF SA, 2.750%, due 06/03/22[1]		210,000	227,973
Petrobras Global Finance BV, 3.250%, due 04/01/19[2]		610,000	644,053
3.875%, due 01/27/16		$440,000	441,892
Vale SA, 5.625%, due 09/11/42		640,000	538,739
Total Brazil corporate bonds			1,852,657
Canada: 1.90%
Bank of Montreal, 6.020%, due 05/02/18	CAD	470,000	424,445
Bank of Nova Scotia, 4.100%, due 06/08/17		695,000	586,499
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16		$445,000	447,587
3.400%, due 01/14/16	CAD	515,000	417,570
Canadian Natural Resources Ltd., 3.900%, due 02/01/25		$320,000	316,179
Hydro One, Inc., 5.360%, due 05/20/36	CAD	335,000	325,521
Nexen Energy ULC, 6.400%, due 05/15/37		$500,000	596,518
Royal Bank of Canada, 2.980%, due 05/07/19	CAD	475,000	400,430
Suncor Energy, Inc., 6.500%, due 06/15/38		$515,000	627,480
Talisman Energy, Inc., 3.750%, due 02/01/21		480,000	475,189
TELUS Corp., 3.750%, due 01/17/25	CAD	165,000	135,535
Thomson Reuters Corp., 1.300%, due 02/23/17		$480,000	478,883
Toronto-Dominion Bank, 3.367%, due 11/02/20[3]	CAD	660,000	531,826
Yamana Gold, Inc., 4.950%, due 07/15/24		$470,000	452,719
Total Canada corporate bonds			6,216,381
Cayman Islands: 0.82%
Hutchison Whampoa International 09 Ltd., 7.625%, due 04/09/19[1]		300,000	355,038
7.625%, due 04/09/19[2]		125,000	147,933
Noble Holding International Ltd., 5.950%, due 04/01/25		245,000	241,564

18

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Cayman Islands—(Concluded)
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	650,000	$769,530
Tencent Holdings Ltd., 3.375%, due 05/02/19[1]		$450,000	461,340
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP	190,000	316,447
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]		230,000	385,798
Total Cayman Islands corporate bonds			2,677,650
China: 0.44%
AIA Group Ltd., 1.750%, due 03/13/18[2]		$760,000	752,536
2.250%, due 03/11/19[1]		275,000	272,993
Bank of China Ltd., 5.000%, due 11/13/24[1]		200,000	203,933
Bao-trans Enterprises Ltd., 1.625%, due 02/23/18[2]	EUR	200,000	224,271
Total China corporate bonds			1,453,733
Czech Republic: 0.20%
NET4GAS sro, 2.500%, due 07/28/21		560,000	644,606
Denmark: 0.24%
AP Moeller - Maersk A/S, 3.375%, due 08/28/19[2]		650,000	798,401
Finland: 0.69%
Elenia Finance Oyj, 2.875%, due 12/17/20		550,000	652,760
Pohjola Bank Oyj, 1.125%, due 06/17/19		100,000	113,395
1.750%, due 08/29/18		300,000	346,864
Sampo Oyj, 1.500%, due 09/16/21		250,000	279,966
Teollisuuden Voima Oyj, 2.500%, due 03/17/21		425,000	474,383
4.625%, due 02/04/19[2]		335,000	408,408
Total Finland corporate bonds			2,275,776
France: 2.01%
Arkema SA, 1.500%, due 01/20/25		200,000	212,110
	Face amount		Value
AXA SA, 6.667%, due 07/06/16[3,4]	GBP	285,000	$455,307
BNP Paribas SA, 2.700%, due 08/20/18		$500,000	511,667
2.875%, due 03/20/26[3]	EUR	350,000	394,668
Christian Dior SE, 1.375%, due 06/19/19		200,000	226,052
CNP Assurances, 4.250%, due 06/05/45[3]		100,000	113,113
Credit Logement SA, 1.136%, due 09/16/15[2,3,4]		200,000	184,619
Electricite de France SA, 4.125%, due 01/22/22[3,4]		300,000	342,816
5.625%, due 01/22/24[1,3,4]		$280,000	284,760
6.950%, due 01/26/39[1]		200,000	259,477
GDF Suez, 4.750%, due 07/10/21[3,4]	EUR	600,000	725,399
Infra Foch SAS, 1.250%, due 10/16/20		200,000	221,996
Orange SA, 5.875%, due 02/07/22[3,4]	GBP	300,000	480,803
Societe Des Autoroutes Paris-Rhin-Rhone, 2.250%, due 01/16/20	EUR	600,000	706,354
Total Capital International SA, 1.550%, due 06/28/17		$1,190,000	1,201,037
TOTAL SA, 2.625%, due 02/26/25[3,4]	EUR	265,000	274,528
Total France corporate bonds			6,594,706
Germany: 0.25%
Allianz SE, 4.750%, due 10/24/23[3,4]		200,000	239,869
Merck KGaA, 3.375%, due 12/12/74[3]		265,000	291,222
RWE AG, 2.750%, due 04/21/75[3]		270,000	281,124
Total Germany corporate bonds			812,215
Guernsey: 0.13%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 02/24/41[2,3]		$415,000	433,904
India: 0.16%
Reliance Industries Ltd., 4.125%, due 01/28/25[1]		525,000	512,339
Ireland: 0.60%
Aquarius + Investments PLC for Swiss Reinsurance Co., Ltd., 6.375%, due 09/01/24[3]		200,000	207,166

19

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Ireland—(Concluded)
Cloverie PLC for Zurich Insurance Co., Ltd., 1.750%, due 09/16/24	EUR	130,000	$142,609
FGA Capital Ireland PLC, 2.625%, due 04/17/19		435,000	500,721
Perrigo Co. PLC, 4.000%, due 11/15/23		$200,000	202,683
PGH Capital Ltd., 5.750%, due 07/07/21	GBP	280,000	466,421
XL Group PLC, 4.450%, due 03/31/25		$275,000	272,595
5.250%, due 12/15/43		185,000	191,019
Total Ireland corporate bonds			1,983,214
Israel: 0.38%
Delek & Avner Tamar Bond Ltd., 3.839%, due 12/30/18[1]		1,020,000	1,034,025
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		200,000	203,350
Total Israel corporate bonds			1,237,375
Italy: 1.17%
2i Rete Gas SpA, 1.125%, due 01/02/20	EUR	200,000	220,427
Assicurazioni Generali SpA, 2.875%, due 01/14/20		120,000	142,246
Ei Towers SpA, 3.875%, due 04/26/18		400,000	477,022
Intesa Sanpaolo SpA, 3.625%, due 08/12/15[1]		$235,000	235,682
3.875%, due 01/16/18		320,000	330,347
4.375%, due 10/15/19[2]	EUR	400,000	496,444
Snam SpA, 3.875%, due 03/19/18[2]		660,000	797,155
Terna Rete Elettrica Nazionale SpA, 4.125%, due 02/17/17		365,000	430,791
UniCredit SpA, 3.250%, due 01/14/21	EUR	295,000	349,392
6.375%, due 05/02/23[2,3]		$340,000	355,529
Total Italy corporate bonds			3,835,035
Japan: 0.23%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.350%, due 09/08/19[1]		380,000	379,518
2.350%, due 09/08/19[2]		200,000	199,746
Nippon Telegraph & Telephone Corp., 1.400%, due 07/18/17		190,000	190,229
Total Japan corporate bonds			769,493
	Face amount		Value
Jersey, Channel Islands: 0.83%
AA Bond Co., Ltd., 4.720%, due 07/31/18[2]	GBP	275,000	$457,978
Gatwick Funding Ltd., 5.250%, due 01/23/24[2]		250,000	442,327
Heathrow Funding Ltd., 1.500%, due 02/11/30	EUR	425,000	412,981
4.600%, due 02/15/18[2]		590,000	726,184
HSBC Capital Funding LP, 5.130%, due 03/29/16[3,4]		170,000	192,829
QBE Capital Funding III Ltd., 7.250%, due 05/24/41[2,3]		$430,000	475,586
Total Jersey, Channel Islands corporate bonds			2,707,885
Luxembourg: 0.15%
Belfius Financing Co., 1.267%, due 02/09/17[3]	GBP	325,000	505,550
Mexico: 0.45%
America Movil SAB de CV, 5.000%, due 03/30/20		$735,000	813,608
5.125%, due 09/06/73[3]	EUR	145,000	170,949
Coca-Cola Femsa SAB de CV, 2.375%, due 11/26/18		$490,000	497,742
Total Mexico corporate bonds			1,482,299
Netherlands: 4.85%
ABN AMRO Bank NV, 4.875%, due 01/16/19[2]	GBP	350,000	605,451
6.250%, due 09/13/22[3]		$370,000	396,825
Achmea BV, 2.500%, due 11/19/20	EUR	960,000	1,127,172
4.250%, due 02/04/25[3,4]		350,000	375,294
Allianz Finance II BV, 4.375%, due 02/17/17[3,4]		435,000	501,934
BAT Netherlands Finance BV, 2.375%, due 01/19/23[2]		550,000	645,397
Bharti Airtel International Netherlands BV, 3.375%, due 05/20/21[1]		100,000	116,641
4.000%, due 12/10/18		650,000	773,567
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[2]		560,000	649,693
5.500%, due 09/17/15		$355,000	357,010
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.700%, due 03/19/18		830,000	832,050
2.500%, due 05/26/26[3]	EUR	745,000	823,811
5.500%, due 06/29/20[3,4]		850,000	954,730
Deutsche Annington Finance BV, 4.000%, due 12/17/21[3,4]		300,000	332,725

20

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Deutsche Telekom International Finance BV, 6.500%, due 04/08/22	GBP	170,000	$324,632
E.ON International Finance BV, 6.650%, due 04/30/38[1]		$145,000	174,458
EDP Finance BV, 2.000%, due 04/22/25	EUR	255,000	256,512
4.625%, due 06/13/16		405,000	466,423
Heineken NV, 2.125%, due 08/04/20[2]		645,000	757,898
Koninklijke KPN NV, 6.500%, due 01/15/16		257,000	296,049
LYB International Finance BV, 5.250%, due 07/15/43		$285,000	290,332
Nomura Europe Finance NV, 1.500%, due 05/12/21	EUR	300,000	328,530
Redexis Gas Finance BV, 1.875%, due 04/27/27		650,000	642,531
2.750%, due 04/08/21		450,000	531,369
REN Finance BV, 2.500%, due 02/12/25		300,000	317,272
4.750%, due 10/16/20		345,000	436,504
Repsol International Finance BV, 4.250%, due 02/12/16[2]		200,000	228,278
4.375%, due 02/20/18[2]		200,000	243,463
Shell International Finance BV, 4.375%, due 05/11/45		$825,000	814,334
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR	335,000	403,464
6.125%, due 09/14/66[3]	GBP	225,000	367,672
Swiss Reinsurance Co. via ELM BV, 2.600%, due 09/01/25[3,4]	EUR	230,000	234,726
TenneT Holding BV, 6.655%, due 06/01/17[3,4]		250,000	304,145
Total Netherlands corporate bonds			15,910,892
Norway: 0.62%
DNB Bank ASA, 3.200%, due 04/03/17[1]		$450,000	464,143
SpareBank 1 SR-Bank ASA, 2.125%, due 04/14/21	EUR	650,000	757,751
Statoil ASA, 3.125%, due 08/17/17		$430,000	446,743
4.800%, due 11/08/43		355,000	375,862
Total Norway corporate bonds			2,044,499
	Face amount		Value
Portugal: 0.07%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18	EUR	200,000	$241,714
Qatar: 0.06%
Qtel International Finance Ltd., 3.875%, due 01/31/28[1]		$200,000	189,042
Singapore: 0.08%
United Overseas Bank Ltd., 3.750%, due 09/19/24[3]		250,000	254,405
South Korea: 0.10%
GS Caltex Corp., 5.500%, due 04/24/17[2]		300,000	318,070
Spain: 1.38%
Aigues de Barcelona Finance SAU, 1.944%, due 09/15/21	EUR	430,000	483,735
Banco de Sabadell SA, 3.375%, due 01/23/18		100,000	120,196
BBVA Senior Finance SAU, 3.250%, due 03/21/16		200,000	227,472
BBVA US Senior SAU, 4.664%, due 10/09/15		$460,000	464,407
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25	EUR	300,000	305,551
Santander Consumer Finance SA, 0.900%, due 02/18/20[2]		900,000	983,779
Santander International Debt SAU, 1.375%, due 03/25/17		800,000	903,453
Telefonica Emisiones SAU, 4.710%, due 01/20/20[2]		800,000	1,028,293
Total Spain corporate bonds			4,516,886
Sweden: 0.73%
PGE Sweden AB, 1.625%, due 06/09/19		200,000	226,017
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]		$475,000	536,509
5.125%, due 03/30/20[2]		115,000	129,892
5.250%, due 03/01/21[3,4]		475,000	459,752
Swedbank AB, 5.500%, due 03/17/20[3,4]		400,000	391,375
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		440,000	449,937
2.375%, due 04/05/17[2]		200,000	204,688
Total Sweden corporate bonds			2,398,170
Switzerland: 0.12%
Credit Suisse, 3.000%, due 10/29/21		380,000	377,037

21

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom: 7.60%
Abbey National Treasury Services PLC, 4.000%, due 03/13/24[5]		$490,000	$505,543
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[2]	GBP	200,000	329,535
Aon PLC, 2.875%, due 05/14/26	EUR	155,000	179,814
4.750%, due 05/15/45		$470,000	453,027
Arqiva Financing PLC, 4.040%, due 06/30/20[2]	GBP	525,000	861,376
4.882%, due 12/31/32[2]		250,000	423,208
Barclays Bank PLC, 2.250%, due 05/10/17[1,5]		$360,000	367,549
2.250%, due 05/10/17[2]		200,000	204,194
4.375%, due 09/11/24		960,000	920,703
5.750%, due 08/17/21[2]	GBP	255,000	470,211
6.625%, due 03/30/22[2]	EUR	260,000	358,860
BP Capital Markets PLC, 1.375%, due 05/10/18		$390,000	387,880
2.750%, due 05/10/23		220,000	210,419
British Telecommunications PLC, 8.500%, due 12/07/16[2]	GBP	395,000	681,032
BUPA Finance PLC, 3.375%, due 06/17/21		210,000	338,191
6.125%, due 09/16/20[3,4]		250,000	416,381
Centrica PLC, 5.250%, due 04/10/75[3]		225,000	343,733
5.375%, due 10/16/43[1]		$200,000	204,832
Close Brothers Finance PLC, 3.875%, due 06/27/21	GBP	475,000	778,704
Diageo Capital PLC, 3.875%, due 04/29/43		$335,000	297,404
EE Finance PLC, 4.375%, due 03/28/19[2]	GBP	345,000	578,117
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$570,000	573,984
Gwynt y Mor OFTO PLC, 2.778%, due 02/17/34	GBP	207,494	313,702
HSBC Holdings PLC, 5.100%, due 04/05/21		$940,000	1,047,834
Imperial Tobacco Finance PLC, 2.050%, due 02/11/18[1]		420,000	418,071
9.000%, due 02/17/22[2]	GBP	190,000	394,759
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[2,3]		610,000	962,028
	Face amount		Value
Lloyds Bank PLC, 7.500%, due 04/15/24	GBP	315,000	$652,373
11.875%, due 12/16/21[2,3]	EUR	300,000	383,010
Manchester Airport Group Funding PLC, 4.750%, due 03/31/34	GBP	120,000	203,254
National Express Group PLC, 6.250%, due 01/13/17		200,000	334,433
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[2]		230,000	386,208
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19		225,000	401,616
Prudential PLC, 1.375%, due 01/19/18		470,000	733,884
Royal Bank of Scotland PLC, 6.934%, due 04/09/18	EUR	690,000	861,634
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[3,4]	GBP	302,000	475,799
Scottish Widows PLC, 5.500%, due 06/16/23		400,000	650,501
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]		$680,000	648,918
3.125%, due 04/24/23[2]		230,000	219,487
Sky PLC, 2.500%, due 09/15/26	EUR	250,000	280,777
Southern Gas Networks PLC, 2.500%, due 02/03/25	GBP	115,000	169,056
SSE PLC, 3.875%, due 09/10/20[3,4]		200,000	304,037
Standard Chartered PLC, 4.000%, due 07/12/22[2,3]		$950,000	972,074
State Grid Europe Development 2014 PLC, Series A, 1.500%, due 01/26/22	EUR	325,000	359,906
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[2]	GBP	247,154	369,083
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		460,000	831,764
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[2]		710,000	1,172,790
6.750%, due 12/17/36[3]		50,000	89,084
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[2]		200,000	384,364
WPP Finance 2010, 3.750%, due 09/19/24		$365,000	363,818
WPP PLC, 6.625%, due 05/12/16[2]	EUR	405,000	476,046

22

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Yorkshire Building Society, 4.125%, due 11/20/24[3]	GBP	115,000	$181,009
Total United Kingdom corporate bonds			24,926,016
United States: 26.62%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$760,000	882,051
ABB Finance USA, Inc., 2.875%, due 05/08/22		520,000	511,592
AbbVie, Inc., 2.500%, due 05/14/20		185,000	183,102
2.900%, due 11/06/22		565,000	547,090
3.200%, due 11/06/22		115,000	113,873
4.400%, due 11/06/42		330,000	312,240
Actavis Funding SCS, 1.300%, due 06/15/17		220,000	218,514
3.450%, due 03/15/22		350,000	346,685
4.750%, due 03/15/45		295,000	280,856
Aetna, Inc., 3.500%, due 11/15/24		465,000	455,828
Albemarle Corp., 1.875%, due 12/08/21	EUR	150,000	164,883
4.150%, due 12/01/24		$690,000	687,772
Alltel Corp., 7.875%, due 07/01/32		435,000	578,010
Altria Group, Inc., 4.250%, due 08/09/42		1,165,000	1,033,939
American Airlines Pass Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22		62,004	62,934
American Express Credit Corp., 1.300%, due 07/29/16		275,000	275,875
2.375%, due 05/26/20		230,000	228,350
American International Group, Inc., 3.375%, due 08/15/20		645,000	667,619
3.875%, due 01/15/35		250,000	225,808
4.500%, due 07/16/44		260,000	247,324
Anadarko Petroleum Corp., 6.375%, due 09/15/17		1,035,000	1,135,813
Anthem, Inc., 5.100%, due 01/15/44		215,000	210,149
Apache Corp., 4.750%, due 04/15/43		845,000	781,982
Archer-Daniels-Midland Co., Class C, 1.750%, due 06/23/23	EUR	225,000	251,945
	Face amount		Value
AT&T, Inc., 3.000%, due 02/15/22		$410,000	$400,204
4.750%, due 05/15/46		515,000	468,637
5.550%, due 08/15/41		560,000	573,759
Bank of America Corp., 1.375%, due 09/10/21	EUR	300,000	332,429
1.875%, due 01/10/19		1,445,000	1,670,145
5.875%, due 02/07/42		$350,000	403,642
Bank of New York Mellon Corp., 1.350%, due 03/06/18		730,000	725,705
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		310,000	310,034
Branch Banking & Trust Co., 1.350%, due 10/01/17		265,000	264,767
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23		590,000	576,417
5.400%, due 06/01/41		325,000	358,163
Cadence Design Systems, Inc., 4.375%, due 10/15/24		105,000	105,337
Capital One Financial Corp., 1.000%, due 11/06/15		840,000	838,732
Caterpillar, Inc., 4.750%, due 05/15/64		350,000	342,599
CF Industries, Inc., 5.150%, due 03/15/34		450,000	444,467
Chevron Corp., 2.355%, due 12/05/22		400,000	382,792
2.427%, due 06/24/20		165,000	166,523
Citigroup, Inc., 0.674%, due 05/31/17[3]	EUR	625,000	691,555
3.875%, due 10/25/23		$500,000	510,260
Coca-Cola Co., 1.800%, due 09/01/16		550,000	556,648
1.875%, due 09/22/26	EUR	305,000	339,596
Comcast Corp., 4.750%, due 03/01/44		$165,000	167,499
ConocoPhillips Co., 2.200%, due 05/15/20		740,000	734,700
Daimler Finance North America LLC, 2.450%, due 05/18/20[1]		450,000	447,093
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22		42,359	48,607
DIRECTV Holdings LLC, 5.000%, due 03/01/21		880,000	952,918
Duke Energy Corp., 3.050%, due 08/15/22		545,000	540,463
Enable Midstream Partners LP, 3.900%, due 05/15/24[1]		315,000	291,892
Energy Transfer Partners LP, 6.050%, due 06/01/41		580,000	569,295

23

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Enterprise Products Operating LLC, 4.850%, due 03/15/44		$415,000	$390,299
5.200%, due 09/01/20		325,000	361,734
ERAC USA Finance LLC, 5.625%, due 03/15/42[1]		335,000	359,015
ERP Operating LP, 3.375%, due 06/01/25		470,000	460,218
Expedia, Inc., 2.500%, due 06/03/22	EUR	360,000	395,590
Express Scripts Holding Co., 2.250%, due 06/15/19		$465,000	461,235
Exxon Mobil Corp., 1.819%, due 03/15/19		320,000	320,415
3.567%, due 03/06/45		190,000	171,993
Fifth Third Bank, 2.875%, due 10/01/21		545,000	539,642
Five Corners Funding Trust, 4.419%, due 11/15/23[1]		590,000	609,448
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		1,380,000	1,411,588
Freeport-McMoRan, Inc., 3.875%, due 03/15/23		365,000	331,576
4.000%, due 11/14/21		625,000	613,734
General Electric Capital Corp., 1.000%, due 12/11/15		765,000	767,179
4.375%, due 09/16/20		755,000	822,127
Series A, 6.750%, due 03/15/32		1,275,000	1,655,269
General Electric Co., 1.875%, due 05/28/27	EUR	320,000	351,149
4.125%, due 10/09/42		$285,000	274,214
General Motors Financial Co., Inc., 3.500%, due 07/10/19		505,000	515,690
Georgia Power Co., 0.750%, due 08/10/15		375,000	375,128
5.400%, due 06/01/40		360,000	398,804
Gilead Sciences, Inc., 2.050%, due 04/01/19		280,000	281,589
4.800%, due 04/01/44		375,000	385,958
Glencore Funding LLC, 2.500%, due 01/15/19[1]		500,000	494,389
3.125%, due 04/29/19[1]		230,000	231,955
Goldman Sachs Group, Inc., 1.375%, due 07/26/22	EUR	1,390,000	1,515,816
5.150%, due 05/22/45		$395,000	381,067
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43		305,000	288,728
HJ Heinz Co., 2.800%, due 07/02/20[1]		355,000	355,276
	Face amount		Value
Hospira, Inc., 5.200%, due 08/12/20		$485,000	$542,136
HSBC Finance Capital Trust IX, 5.911%, due 11/30/35[3]		500,000	502,775
Illinois Tool Works, Inc., 3.000%, due 05/19/34	EUR	215,000	245,948
International Business Machines Corp., 3.375%, due 08/01/23		$560,000	562,690
Jefferies Group LLC, 2.375%, due 05/20/20	EUR	175,000	189,513
Johnson Controls, Inc., 4.950%, due 07/02/64		$165,000	156,775
JPMorgan Chase & Co., 3.125%, due 01/23/25		305,000	291,201
3.200%, due 01/25/23		2,765,000	2,711,865
3.875%, due 09/10/24		260,000	255,815
Juniper Networks, Inc., 4.500%, due 03/15/24		370,000	373,387
Kellogg Co., 1.875%, due 11/17/16		380,000	383,588
Kinder Morgan Energy Partners LP, 5.000%, due 03/01/43		585,000	510,481
Kinder Morgan, Inc., 5.000%, due 02/15/21[1]		650,000	687,651
5.625%, due 11/15/23[1]		220,000	234,022
Kraft Foods Group, Inc., 5.000%, due 06/04/42		475,000	473,348
Laboratory Corp. of America Holdings, 2.500%, due 11/01/18		235,000	236,971
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]		600,000	617,043
Lincoln National Corp., 3.350%, due 03/09/25		55,000	53,351
4.200%, due 03/15/22		810,000	849,965
Lowe's Cos., Inc., 4.250%, due 09/15/44		520,000	502,786
Marathon Oil Corp., 3.850%, due 06/01/25		370,000	362,632
Marathon Petroleum Corp., 3.625%, due 09/15/24		515,000	505,631
Medtronic, Inc., 3.150%, due 03/15/22[1]		500,000	502,240
4.000%, due 04/01/43		335,000	309,171
Merck & Co., Inc., 1.875%, due 10/15/26	EUR	225,000	251,771
3.700%, due 02/10/45		$160,000	142,939
Metropolitan Life Global Funding I, 0.875%, due 01/20/22	EUR	100,000	107,647
1.250%, due 09/17/21		560,000	619,599
2.375%, due 09/30/19[2]		530,000	625,789

24

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Microsoft Corp., 2.625%, due 05/02/33	EUR	440,000	$511,315
3.500%, due 11/15/42		$420,000	363,297
Mohawk Industries, Inc., 2.000%, due 01/14/22	EUR	285,000	318,553
Mondelez International, Inc., 2.375%, due 01/26/21		830,000	974,095
Monongahela Power Co., 5.400%, due 12/15/43[1]		$260,000	287,130
Monsanto Co., 4.200%, due 07/15/34		435,000	396,416
Morgan Stanley, 2.375%, due 07/23/19		1,610,000	1,599,427
2.650%, due 01/27/20		620,000	618,894
4.350%, due 09/08/26		460,000	450,745
6.375%, due 07/24/42		210,000	257,836
Mosaic Co., 5.450%, due 11/15/33		295,000	314,020
Navient Corp., 6.250%, due 01/25/16		270,000	275,400
NBCUniversal Media LLC, 4.375%, due 04/01/21		1,195,000	1,294,276
5.150%, due 04/30/20		445,000	499,762
Noble Energy, Inc., 5.050%, due 11/15/44		205,000	196,416
Occidental Petroleum Corp., 4.625%, due 06/15/45		205,000	203,735
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		196,000	255,731
PacifiCorp, 6.000%, due 01/15/39		505,000	613,952
Pemex Project Funding Master Trust, 5.500%, due 02/24/25[2]	EUR	355,000	464,298
Philip Morris International, Inc., 4.250%, due 11/10/44		$500,000	470,153
Phillips 66, 4.650%, due 11/15/34		225,000	220,113
Phillips 66 Partners LP, 4.680%, due 02/15/45		160,000	140,851
PNC Funding Corp., 2.700%, due 09/19/16		385,000	391,683
PPL Capital Funding, Inc., 4.700%, due 06/01/43		285,000	284,838
Priceline Group, Inc., 2.375%, due 09/23/24	EUR	320,000	349,028
Prudential Financial, Inc., 4.600%, due 05/15/44		$710,000	686,461
	Face amount		Value
QVC, Inc., 4.375%, due 03/15/23		$200,000	$196,574
Republic Services, Inc., 5.250%, due 11/15/21		940,000	1,053,426
Reynolds American, Inc., 4.000%, due 06/12/22		185,000	188,971
5.700%, due 08/15/35		125,000	129,609
6.750%, due 06/15/17		655,000	715,750
RJ Reynolds Tobacco Co., 3.750%, due 05/20/23		155,000	150,649
SABMiller Holdings, Inc., 3.750%, due 01/15/22[1]		590,000	609,620
Santander Holdings USA, Inc., 3.000%, due 09/24/15		605,000	606,670
Sempra Energy, 6.000%, due 10/15/39		430,000	508,760
Southwestern Electric Power Co., 6.200%, due 03/15/40		575,000	694,131
Southwestern Energy Co., 4.050%, due 01/23/20		165,000	169,569
SunTrust Banks, Inc., 1.350%, due 02/15/17		790,000	789,500
2.350%, due 11/01/18		550,000	553,487
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[1]		250,000	241,219
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[1]		295,000	300,830
Thermo Fisher Scientific, Inc., 3.300%, due 02/15/22		155,000	153,168
5.300%, due 02/01/44		175,000	184,962
Time Warner Cable, Inc., 4.500%, due 09/15/42		315,000	256,946
5.000%, due 02/01/20		1,120,000	1,209,167
Transocean, Inc., 6.500%, due 11/15/20[5]		1,505,000	1,394,006
6.800%, due 03/15/38[5]		320,000	239,200
Tyson Foods, Inc., 3.950%, due 08/15/24		550,000	554,036
United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, due 04/11/26		435,000	439,350
United Technologies Corp., 1.250%, due 05/22/23	EUR	310,000	335,546
US Bancorp, 1.650%, due 05/15/17		$365,000	369,398
Valero Energy Corp., 6.625%, due 06/15/37		570,000	643,764
Ventas Realty LP, 3.500%, due 02/01/25		215,000	206,658

25

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Verizon Communications, Inc., 2.625%, due 02/21/20	$1,192,000	$1,189,320
3.000%, due 11/01/21	240,000	236,771
4.500%, due 09/15/20	525,000	566,336
6.550%, due 09/15/43	1,180,000	1,380,310
Virginia Electric & Power Co., Series A, 6.000%, due 05/15/37	290,000	352,237
Wachovia Corp., 5.750%, due 02/01/18	1,380,000	1,524,105
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24	450,000	440,720
Waste Management, Inc., 4.100%, due 03/01/45	510,000	465,207
Williams Partners LP, 4.300%, due 03/04/24	485,000	477,006
Xcel Energy, Inc., 4.800%, due 09/15/41	260,000	269,636
Yum! Brands, Inc., 5.350%, due 11/01/43	415,000	398,416
Zimmer Biomet Holdings, Inc., 3.150%, due 04/01/22	360,000	354,116
4.450%, due 08/15/45	435,000	399,007
Total United States corporate bonds		87,335,245
Virgin Islands, British: 0.07%
CNPC General Capital Ltd., 3.400%, due 04/16/23[1,5]	250,000	243,195
Total corporate bonds (cost $195,383,140)		188,375,118
Collateralized debt obligation: 0.00%[6]
Cayman Islands: 0.00%[6]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[7] (cost $8,105,403)	8,000,000	0
Mortgage & agency debt security: 0.01%
United States: 0.01%
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.546%, due 04/25/35[3] (cost $65,226)	532,435	29,042
	Face amount		Value
Non-US government obligations: 5.77%
Australia: 5.27%
Government of Australia, 4.250%, due 07/21/17	AUD	7,482,000	$6,029,791
4.500%, due 04/15/20		7,276,000	6,171,848
4.750%, due 06/15/16		6,440,000	5,100,619
			17,302,258
Italy: 0.50%
Buoni Poliennali Del Tesoro, 4.500%, due 07/15/15	EUR	1,455,000	1,624,931
Total Non-US government obligations (cost $21,763,453)			18,927,189
Supranational bonds: 0.42%
Asian Development Bank, 1.000%, due 12/15/15		180,000	283,243
European Investment Bank, 3.000%, due 12/07/15		250,000	396,674
Inter-American Development Bank, 0.625%, due 12/15/15		225,000	353,439
International Finance Corp., 0.625%, due 12/15/15		235,000	369,052
Total supranational bonds (cost $1,394,047)			1,402,408
Total bonds (cost $226,711,269)			208,733,757
	Shares
Short-term investments: 23.35%
Investment company: 8.05%
UBS Cash Management Prime Relationship Fund[9] (cost $26,421,851)		26,421,851	26,421,851
	Face amount
US government obligations: 15.30%
US Treasury Bills 0.095%, due 02/04/16[8]		$34,000,000	33,981,470
0.050%, due 10/15/15[5,8]		6,600,000	6,599,611
0.156%, due 09/17/15[5,8]		9,600,000	9,600,000
Total US government obligations (cost $50,176,224)			50,181,081
Total short-term investments (cost $76,598,075)			76,602,932

26

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

	Number of contracts	Value
Options purchased : 0.87%
Call options: 0.38%
EURO STOXX 50 Index, strike @ EUR 3,600.00, expires August 2015	678	$549,516
EURO STOXX 50 Index, strike @ EUR 3,600.00, expires September 2015	678	693,131
		1,242,647
Put options: 0.49%
E-mini S&P 500 Index, strike @ USD 2,000.00, expires July 2015	235	305,500
EURO STOXX 50 Index, strike @ EUR 2,500.00, expires September 2015	1,707	157,953
	Number of contracts	Value
S&P 500 Index, strike @ USD 1,700.00, expires December 2016	156	$1,146,600
		1,610,053
Total options purchased (cost $3,254,027)		2,852,700
Investment of cash collateral from securities loaned: 0.48%
UBS Private Money Market Fund LLC[9] (cost $1,558,438)	1,558,438	1,558,438
Total investments: 88.32% (cost $308,121,809)		289,747,827
Cash and other assets, less liabilities: 11.68%		38,320,798
Net assets: 100.00%		$328,068,625

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $307,766,891; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,469,628
Gross unrealized depreciation	(19,488,692)
Net unrealized depreciation of investments	$(18,019,064)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 31.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	CHF	19,265,000	USD	20,719,844	09/11/15	$56,153
CIBC	EUR	47,555,000	USD	53,756,362	09/11/15	685,776
CIBC	GBP	17,940,000	USD	27,588,491	09/11/15	(585,077)
CIBC	USD	6,617,336	GBP	4,195,000	09/11/15	(29,369)
CIBC	USD	12,364,020	MXN	193,330,000	09/11/15	(126,519)
CIBC	USD	9,146,846	SEK	75,480,000	09/11/15	(27,949)
JPMCB	CAD	4,165,000	USD	3,329,015	09/11/15	(2,410)
JPMCB	EUR	11,940,000	CHF	12,350,617	09/11/15	(77,536)
JPMCB	EUR	875,000	USD	978,583	09/11/15	2,097
JPMCB	HKD	18,695,000	USD	2,411,296	09/11/15	(287)
MSCI	USD	9,847,273	NZD	14,455,000	09/11/15	(112,384)
SSB	AUD	27,165,000	USD	20,840,336	09/11/15	(36,160)
SSB	KRW	16,031,000,000	USD	14,392,423	09/11/15	44,533
SSB	MYR	48,082,000	USD	12,899,262	09/11/15	225,695
SSB	NZD	27,745,000	USD	19,626,813	09/11/15	941,618
SSB	USD	12,401,931	INR	809,350,000	09/11/15	125,437
SSB	USD	6,851,276	PHP	308,650,000	09/11/15	(32,914)
Net unrealized appreciation on forward foreign currency contracts						$1,050,704

27

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 15 contracts (USD)	September 2015	$1,789,592	$1,788,867	$(725)
10 Year US Treasury Notes, 104 contracts (USD)	September 2015	13,088,809	13,121,875	33,066
US Treasury futures sell contracts:
US Ultra Bond, 16 contracts (USD)	September 2015	(2,537,477)	(2,465,000)	72,477
2 Year US Treasury Notes, 228 contracts (USD)	September 2015	(49,810,736)	(49,917,750)	(107,014)
5 Year US Treasury Notes, 446 contracts (USD)	September 2015	(53,102,473)	(53,188,985)	(86,512)
10 Year US Treasury Notes, 443 contracts (USD)	September 2015	(56,153,324)	(55,894,140)	259,184
Index futures buy contracts:
DAX Index, 41 contracts (EUR)	September 2015	12,398,712	12,571,648	172,936
FTSE 100 Index, 64 contracts (GBP)	September 2015	6,661,369	6,530,366	(131,003)
Hong Kong Hang Seng Index, 194 contracts (HKD)	July 2015	16,623,571	16,173,862	(449,709)
KOSPI 200 Index, 82 contracts (KRW)	September 2015	9,360,668	9,271,818	(88,850)
MSCI Taiwan Index, 147 contracts (USD)	July 2015	5,049,994	5,031,810	(18,184)
Russell 2000 Mini Index, 132 contracts (USD)	September 2015	16,666,637	16,505,280	(161,357)
S&P 500 Index, 19 contracts (USD)	September 2015	9,979,569	9,758,399	(221,170)
TOPIX Index, 219 contracts (JPY)	September 2015	29,901,842	29,176,738	(725,104)
Index futures sell contracts:
FTSE China A50 Index, 373 contracts (USD)	July 2015	(4,387,041)	(4,628,930)	(241,889)
Mini MSCI Emerging Markets Index, 489 contracts (USD)	September 2015	(23,448,246)	(23,457,330)	(9,084)
OMXS30 Index, 679 contracts (SEK)	July 2015	(12,744,611)	(12,628,072)	116,539
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 165 contracts (AUD)	September 2015	15,842,836	15,946,501	103,665
Canadian Government 10 Year Bond, 16 contracts (CAD)	September 2015	1,777,597	1,793,434	15,837
Euro-Bund, 13 contracts (EUR)	September 2015	2,175,848	2,202,944	27,096
Long Gilt, 54 contracts (GBP)	September 2015	9,912,405	9,819,401	(93,004)
Interest rate futures sell contracts:
Euro-Bund, 58 contracts (EUR)	September 2015	(9,807,695)	(9,828,517)	(20,822)
Japanese Government 10 Year Bond, 21 contracts (JPY)	September 2015	(25,182,622)	(25,218,532)	(35,910)
Long Gilt, 2 contracts (GBP)	September 2015	(367,213)	(363,681)	3,532
Net unrealized depreciation on futures contracts				$(1,586,005)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(5,147,588)	$(5,147,588)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325%	—	5,499,919	5,499,919
						$—	$352,331	$352,331

28

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

Credit default swaps on corporate issues—buy protection11

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	455,000	06/20/20	1.000%	$2,850	$(1,848)	$1,002
CITI	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	325,000	03/20/20	1.000	9,838	(5,371)	4,467
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	585,000	03/20/18	1.000	6,780	(13,843)	(7,063)
JPMCB	Pfizer Inc. bond, 4.650%, due 03/01/18	USD	1,345,000	06/20/20	1.000	52,421	(49,652)	2,769
						$71,889	$(70,714)	$1,175

Credit default swaps on corporate issues—sell protection13

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront Payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[14]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	355,000	06/20/19	1.000%	$18,351	$(4,623)	$13,728	1.306%
CITI	Standard Chartered Bank PLC bond, 0.000%, due 10/15/14	EUR	325,000	03/20/20	1.000	(1,134)	2,077	943	0.882
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	420,000	12/20/19	1.000	18,628	(21,072)	(2,444)	2.206
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR	595,000	06/20/19	1.000	7,124	12,572	19,696	0.528
JPMCB	Portugal Telecom International Finance B.V. bond, 4.375%, due 03/24/17	EUR	445,000	09/20/19	5.000	(72,470)	8,135	(64,335)	4.593
JPMCB	Teck Resources Limited bond, 3.150%, due 01/15/17	USD	420,000	12/20/19	1.000	37,003	(36,807)	196	3.150
JPMCB	Teck Resources Limited bond, 3.150%, due 01/15/17	USD	90,000	03/20/20	1.000	6,846	(9,050)	(2,204)	3.363
						$14,348	$(48,768)	$(34,420)

Options written

UBS Dynamic Alpha Fund had the following open options written as of June 30, 2015:

Put options	Expiration date	Premiums received	Value
EURO STOXX 50 Index, 1,615 contracts, strike @ EUR 3,200.00	September 2015	$1,155,635	$(1,586,225)
29

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

Written options activity for the year ended June 30, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2014	235	$1,122,533
Options written	4,611	4,583,030
Options terminated in closing purchase transactions	(3,231)	(4,549,928)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2015	1,615	$1,155,635

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$188,375,118	$—	$188,375,118
Collateralized debt obligation	—	—	0	0
Mortgage & agency debt security	—	29,042	—	29,042
Non-US government obligations	—	18,927,189	—	18,927,189
Supranational bonds	—	1,402,408	—	1,402,408
Short-term investments	—	76,602,932	—	76,602,932
Investment of cash collateral from securities loaned	—	1,558,438	—	1,558,438
Options purchased	2,852,700	—	—	2,852,700
Forward foreign currency contracts	—	2,081,309	—	2,081,309
Futures contracts	804,332	—	—	804,332
Swap agreements	—	5,522,703	—	5,522,703
Total	$3,657,032	$294,499,139	$—	$298,156,171
Liabilities
Forward foreign currency contracts	$—	$(1,030,605)	$—	$(1,030,605)
Futures contracts	(2,390,337)	—	—	(2,390,337)
Swap agreements	—	(5,289,854)	—	(5,289,854)
Options written	(1,586,225)	—	—	(1,586,225)
Total	$(3,976,562)	$(6,320,459)	$—	$(10,297,021)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

30

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Collateralized debt obligation	Total
Assets
Beginning balance	$8,000	$8,000
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	(3,774)	(3,774)
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	(4,226)	(4,226)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $(4,226).

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $16,066,613 or 4.90% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2015, the value of these securities amounted to $27,882,001 or 8.50% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2015 and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Security, or portion thereof, was on loan at June 30, 2015.

6  Amount represents less than 0.005%.

7  Illiquid investment as of June 30, 2015.

8  Rate shown is the discount rate at the date of purchase.

9  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$15,567,483	$326,140,078	$315,285,710	$26,421,851	$25,172
UBS Private Money Market Fund LLC[a]	816,590	14,241,223	13,499,375	1,558,438	113
	$16,384,073	$340,381,301	$328,785,085	$27,980,289	$25,285

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

10  Payments made or received are based on the notional amount.

31

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2015

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

12  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced obligation.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.
32

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS Global Allocation Fund (the "Fund") gained 2.08% (Class A shares declined 3.51% after the deduction of the maximum sales charge), while Class P shares rose 2.31%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), returned 1.95% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned 0.71% and the Citigroup World Government Bond Index (Hedged in USD) returned 3.54% over the same period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 35; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period and slightly outperformed the benchmark. Positive performance was primarily due to our active currency strategy and bottom-up security selection.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Certain active equity positions added to performance.

  – The Fund's overweight to Japanese equities significantly added to performance over the reporting period. Japanese equities rallied amid monetary policy easing by the Bank of Japan.

  – The Fund also benefited from a relative value trade of long German equities versus Swedish equities, as European equities stand to benefit from easing by the European Central Bank and a weakening currency.

•  Certain active fixed income positions were positive for performance.

  – Throughout the period, the Fund maintained a significant underweight to US bonds, which was the correct asset allocation decision, as US bonds underperformed other asset classes.

  – The Fund held an overweight position in UK government bonds, which was additive for results.

  – The Fund's underweight to Japanese bonds was beneficial, as yields on Japanese government bonds rose during the period, resulting in falling bond prices.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

33

UBS Global Allocation Fund

•  Overall, the Fund's active currency positions were additive for performance.

  – The Fund maintained an overweight to the US dollar relative to commodity currencies such as the New Zealand dollar and Australian dollar. This significantly added to performance.

•  Overall, the Fund's bottom-up security selection was positive for results.

  – Strong security selection came within US equities and emerging market equities.

What didn't work:

•  Certain equity trades detracted from performance during the reporting period.

  – An underweight to US equities negatively impacted performance as periods of weak global growth outside of the US caused a flight to quality.

  – The Fund's relative value trade of long Canadian equities versus Australian equities detracted from performance, as falling oil prices caused Canadian equity markets to underperform Australian markets.

•  Certain fixed income allocations detracted from results.

  – The Fund was positioned with the expectation that the yield curve in the US was going to flatten as the Federal Reserve Board approaches normalization of their interest rate policy. Instead, the US central bank was rather dovish in their June meeting, causing the yield curve to steepen, and we closed the trade.

  – Performance was also negatively impacted by a long position in Australian bonds, which gave back some of their gains from earlier periods.

•  Certain active currency positions were negative for results relative to the benchmark.

  – The Fund's trade of long Japanese yen versus the US dollar and euro detracted from performance, as the yen significantly depreciated after Bank of Japan action during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

34

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.08%	8.13%	4.13%
Class C2	1.20	7.26	3.31
Class P3	2.31	8.42	4.41
After deducting maximum sales charge
Class A1	(3.51)%	6.92%	3.54%
Class C2	0.20	7.26	3.31
MSCI All Country World Index (net)[4]	0.71%	11.93%	6.41%
Citigroup World Government Bond Index (Hedged in USD)[5]	3.54	3.49	4.07
60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD)[6]	1.95	8.75	5.87

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.36% and 1.36%; Class C—2.14% and 2.14%; Class P—1.06% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 27, 2015, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) is a unmanaged blended index compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

35

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class P shares versus the MSCI All Country World Index (net), Citigroup World Government Bond Index (Hedged in USD), and the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) over the 10 years ended June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

36

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
Apple, Inc.	1.1%
Novartis AG	0.8
Facebook, Inc., Class A	0.7
KDDI Corp.	0.6
AIA Group Ltd.	0.5
Toyota Motor Corp.	0.5
ING Groep NV CVA	0.5
Shire PLC	0.5
Check Point Software Technologies Ltd.	0.5
Toronto-Dominion Bank	0.5
Total	6.2%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2015

Percentage of net assets
United States	22.4%
Japan	5.7
United Kingdom	5.2
Germany	2.6
Canada	2.0
Total	37.9%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
US Treasury Notes, 1.625%, due 12/31/19	1.0%
US Treasury Notes, 0.750%, due 12/31/17	1.0
US Treasury Bonds, 8.000%, due 11/15/21	0.6
Buoni Poliennali Del Tesoro, 2.500%, due 12/01/24	0.6
US Treasury Notes, 3.125%, due 04/30/17	0.6
New Zealand Government Bond, 4.500%, due 04/15/27	0.6
Bundesobligation, 1.250%, due 10/14/16	0.5
Canadian Government Bond, 1.500%, due 06/01/23	0.5
US Treasury Notes, 1.625%, due 11/15/22	0.5
UK Gilts, 2.000%, due 01/22/16	0.4
Total	6.3%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures may be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States: 27.1%, Japan: 5.7%, United Kingdom: 6.6%, Germany: 2.6%, and Canada: 2.3%.

37

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2015

Common stocks
Airlines	0.96%
Auto components	1.17
Automobiles	1.03
Banks	4.22
Beverages	0.72
Biotechnology	1.56
Building products	0.01
Capital markets	0.51
Chemicals	1.20
Communications equipment	0.11
Construction & engineering	0.18
Construction materials	0.36
Consumer finance	0.17
Diversified financial services	0.95
Diversified telecommunication services	0.44
Electric utilities	0.12
Electrical equipment	0.53
Electronic equipment, instruments & components	0.89
Energy equipment & services	0.28
Food & staples retailing	0.24
Food products	1.50
Health care equipment & supplies	0.39
Health care providers & services	0.55
Hotels, restaurants & leisure	1.10
Household durables	0.57
Industrial conglomerates	0.74
Insurance	2.28
Internet & catalog retail	0.74
Internet software & services	1.62
IT services	0.75
Leisure products	0.03
Life sciences tools & services	0.35
Machinery	1.10
Marine	0.23
Media	0.98
Metals & mining	1.11
Multiline retail	0.06
Multi-utilities	0.16
Oil, gas & consumable fuels	1.95
Paper & forest products	0.04
Personal products	0.48
Pharmaceuticals	2.56
Real estate investment trust (REIT)	0.56
Real estate management & development	0.53
Road & rail	0.45
Semiconductors & semiconductor equipment	0.93
Software	1.36
Specialty retail	0.84
Technology hardware, storage & peripherals	1.30
Textiles, apparel & luxury goods	1.14%
Tobacco	0.55
Trading companies & distributors	0.71
Transportation infrastructure	0.08
Wireless telecommunication services	1.04
Total common stocks	44.43%
Bonds
Mortgage & agency debt securities	0.14
US government obligations	4.36
Non-US government obligations	6.76
Total bonds	11.26%
Investment companies
iShares JP Morgan USD Emerging Markets Bond ETF	4.86
UBS Emerging Markets Equity Relationship Fund	6.03
UBS Global Corporate Bond Relationship Fund	10.24
Total investment companies	21.13%
Warrant	0.00[2]
Short-term investment	18.26
Options purchased	0.43
Investment of cash collateral from securities loaned	4.59
Total investments	100.10%
Cash and other assets, less liabilities	(0.10)
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures may be different if a breakdown of the underlying investment companies was included.

2  Amount represents less than 0.005%.

38

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks: 44.43%
Australia: 0.38%
Westfield Corp.	273,291	$1,923,022
Brazil: 0.18%
BB Seguridade Participacoes SA	10,000	109,678
BRF SA	10,800	228,151
Cielo SA	14,160	199,573
Fibria Celulose SA ADR[1]	13,000	176,930
Hypermarcas SA*	25,600	186,333
Total Brazil common stocks		900,665
Canada: 1.48%
Canadian Oil Sands Ltd.	104,300	843,419
Canadian Pacific Railway Ltd.	5,799	929,174
Husky Energy, Inc.	60,600	1,159,114
Suncor Energy, Inc.	56,800	1,564,388
Teck Resources Ltd., Class B1	61,400	608,592
Toronto-Dominion Bank	56,100	2,382,341
Total Canada common stocks		7,487,028
China: 2.04%
AIA Group Ltd.	414,517	2,713,875
Baidu, Inc. ADR*	820	163,245
Bank of Communications Co., Ltd., H Shares	572,000	596,237
Beijing Capital International Airport Co., Ltd., H Shares	232,000	267,570
CAR, Inc.*	66,000	140,488
China Cinda Asset Management Co., Ltd., H Shares*	297,000	165,520
China Minsheng Banking Corp. Ltd., H Shares	137,000	179,567
China Railway Group Ltd., H Shares	209,000	225,675
China Vanke Co., Ltd.	147,400	362,817
Cosmo Lady China Holdings Co., Ltd.[2]	192,909	190,133
Dalian Wanda Commercial Properties Co., Ltd., H Shares[2]	21,900	176,154
FIH Mobile Ltd.	455,000	275,293
Hengan International Group Co., Ltd.	8,000	95,052
Industrial & Commercial Bank of China Ltd., H Shares	650,000	516,542
Jardine Matheson Holdings Ltd.	29,900	1,696,450
Ping An Insurance Group Co. of China Ltd., H Shares	53,000	715,870
Shimao Property Holdings Ltd.	140,000	276,332
Tencent Holdings Ltd.	43,100	860,159
West China Cement Ltd.	1,174,000	227,180
Zhuzhou CSR Times Electric Co., Ltd., H Shares	18,000	134,915
	Shares	Value
ZTE Corp., H Shares	116,160	$295,512
Total China common stocks		10,274,586
Denmark: 0.50%
AP Moeller - Maersk A/S, Class B	654	1,184,488
Danske Bank A/S	44,816	1,317,980
Total Denmark common stocks		2,502,468
Finland: 0.42%
Sampo Oyj, Class A	44,516	2,096,811
France: 1.03%
Danone SA	31,065	2,008,357
LVMH Moet Hennessy Louis Vuitton SE	9,262	1,622,690
Schneider Electric SE	22,643	1,563,333
Total France common stocks		5,194,380
Germany: 1.80%
AIXTRON SE*[1]	63,693	430,238
Bayer AG	15,036	2,104,580
Daimler AG	19,102	1,738,594
E.ON SE	62,224	828,977
HeidelbergCement AG	15,911	1,261,731
KION Group AG*	24,603	1,178,609
ThyssenKrupp AG	59,017	1,535,329
Total Germany common stocks		9,078,058
Hong Kong: 0.10%
PAX Global Technology Ltd.*	103,000	147,759
Yue Yuen Industrial Holdings Ltd.	100,000	334,772
Total Hong Kong common stocks		482,531
India: 0.25%
Dr Reddy's Laboratories Ltd. ADR	5,300	293,196
HDFC Bank Ltd. ADR	4,000	242,120
ICICI Bank Ltd. ADR	36,500	380,330
Infosys Ltd. ADR	11,960	189,566
Tata Motors Ltd. ADR	4,200	144,774
Total India common stocks		1,249,986
Indonesia: 0.05%
Kalbe Farma Tbk PT	620,800	77,993
Telekomunikasi Indonesia Persero Tbk PT	706,300	155,219
Total Indonesia common stocks		233,212
Ireland: 0.77%
Ryanair Holdings PLC ADR	20,300	1,448,405
Shire PLC	30,753	2,461,937
Total Ireland common stocks		3,910,342

39

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Continued)
Israel: 0.52%
Check Point Software Technologies Ltd.*[1]	30,800	$2,450,140
Teva Pharmaceutical Industries Ltd. ADR	3,316	195,976
Total Israel common stocks		2,646,116
Italy: 0.58%
Intesa Sanpaolo SpA	479,862	1,739,736
Mediolanum SpA	145,574	1,200,969
Total Italy common stocks		2,940,705
Japan: 5.74%
Alps Electric Co., Ltd.	35,500	1,095,007
Bridgestone Corp.	30,100	1,113,517
Hino Motors Ltd.	118,900	1,470,888
Hitachi Ltd.	228,000	1,503,047
Inpex Corp.	123,600	1,405,314
Japan Airlines Co., Ltd.	58,800	2,051,526
KDDI Corp.	117,600	2,838,505
Mitsubishi UFJ Financial Group, Inc.	313,800	2,255,842
NGK Spark Plug Co., Ltd.	50,600	1,403,661
ORIX Corp.	134,700	2,004,238
Shin-Etsu Chemical Co., Ltd.	26,500	1,645,410
Sony Corp.*	68,000	1,923,291
Sumitomo Electric Industries Ltd.	91,000	1,410,524
Sumitomo Realty & Development Co., Ltd.	48,000	1,683,932
THK Co., Ltd.	68,700	1,485,314
Toyota Industries Corp.	18,200	1,038,003
Toyota Motor Corp.	39,400	2,640,832
Total Japan common stocks		28,968,851
Malaysia: 0.03%
Axiata Group Bhd	50,400	85,492
BerMaz Motor Sdn Bhd*	63,000	45,083
Total Malaysia common stocks		130,575
Mexico: 0.09%
Alsea SAB de CV	36,000	108,704
Cemex SAB de CV ADR*	10,397	95,237
Grupo Televisa SAB ADR	6,100	236,802
Total Mexico common stocks		440,743
Netherlands: 1.12%
Heineken NV	21,856	1,658,605
ING Groep NV CVA	158,986	2,625,006
Koninklijke DSM NV	19,388	1,123,965
NXP Semiconductors NV*	2,420	237,644
Total Netherlands common stocks		5,645,220
	Shares	Value
Norway: 0.31%
Telenor ASA	72,420	$1,586,868
Peru: 0.03%
Credicorp Ltd.	1,160	161,147
Philippines: 0.19%
Ayala Land, Inc.	222,800	184,308
Cebu Air, Inc.	44,900	84,642
GT Capital Holdings, Inc.	3,715	112,546
Metropolitan Bank & Trust Co.	106,598	222,227
SM Investments Corp.	10,481	208,039
Universal Robina Corp.	30,600	131,656
Total Philippines common stocks		943,418
Russia: 0.02%
Magnit PJSC GDR[3]	2,006	111,654
Singapore: 0.00%[4]
Avago Technologies Ltd.	200	26,586
South Africa: 0.20%
Aspen Pharmacare Holdings Ltd.*	6,030	178,432
Naspers Ltd., Class N	4,166	648,904
Nedbank Group Ltd.	8,154	162,061
Total South Africa common stocks		989,397
South Korea: 0.77%
Amorepacific Corp.	1,551	581,217
BGF retail Co., Ltd.	3,078	441,508
CJ Korea Express Co., Ltd.*	737	128,180
Cosmax, Inc.	1,458	263,380
Coway Co., Ltd.	1,064	87,184
Daewoo Securities Co., Ltd.	6,066	82,932
Hana Tour Service, Inc.	1,030	117,733
Hansae Co., Ltd.	4,832	165,261
Hanssem Co., Ltd.	2,082	524,490
Hotel Shilla Co., Ltd.	1,902	190,123
Hyundai Development Co.—Engineering & Construction	11,243	667,252
Korea Electric Power Corp.	4,143	170,110
LG Hausys Ltd.	535	71,464
Samsung Electronics Co., Ltd.	202	229,626
SK Innovation Co., Ltd.*	1,694	185,278
Total South Korea common stocks		3,905,738
Spain: 0.92%
Banco Santander SA	223,905	1,563,623
Bankia SA*	897,974	1,139,259
Mediaset Espana Comunicacion SA	148,836	1,950,505
Total Spain common stocks		4,653,387

40

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Continued)
Sweden: 0.17%
Lundin Petroleum AB*	49,262	$843,828
Switzerland: 1.47%
ACE Ltd.	2,600	264,368
Glencore PLC*	364,112	1,460,599
Novartis AG	42,908	4,229,073
Zurich Insurance Group AG*	4,751	1,446,211
Total Switzerland common stocks		7,400,251
Taiwan: 0.48%
Catcher Technology Co., Ltd.	31,000	387,820
Cathay Financial Holding Co., Ltd.*	50,000	87,346
CTBC Financial Holding Co., Ltd.	184,000	144,912
Hon Hai Precision Industry Co., Ltd.	22,000	69,163
Johnson Health Tech Co., Ltd.	66,000	153,372
Largan Precision Co., Ltd.	6,000	685,475
Pegatron Corp.	23,000	67,313
President Chain Store Corp.	29,000	203,957
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	27,900	633,609
Total Taiwan common stocks		2,432,967
Thailand: 0.07%
Airports of Thailand PCL	15,000	134,565
KCE Electronics PCL	23,297	38,282
Srisawad Power 1979 PCL	142,800	169,116
Total Thailand common stocks		341,963
Turkey: 0.01%
Turkiye Halk Bankasi AS	14,759	68,010
United Kingdom: 4.78%
Anglo American PLC	65,813	949,809
Aon PLC	3,200	318,976
ARM Holdings PLC	65,053	1,059,965
Ashtead Group PLC	113,228	1,955,225
Associated British Foods PLC	31,111	1,403,435
BP PLC	283,902	1,874,209
Burberry Group PLC	49,393	1,219,233
HSBC Holdings PLC	237,566	2,128,044
Imperial Tobacco Group PLC	44,340	2,136,755
Lloyds Banking Group PLC	1,031,643	1,381,714
London Stock Exchange Group PLC	41,737	1,554,229
Noble Corp. PLC	12,400	190,836
Prudential PLC	67,232	1,618,907
Rio Tinto PLC	25,611	1,051,907
SABMiller PLC	25,820	1,340,422
Unilever NV CVA	54,854	2,284,407
Vodafone Group PLC	453,963	1,639,496
Total United Kingdom common stocks		24,107,569
	Shares	Value
United States: 17.93%
Acorda Therapeutics, Inc.*	14,496	$483,152
Affiliated Managers Group, Inc.*	4,450	972,770
Allergan PLC*	7,555	2,292,640
Alnylam Pharmaceuticals, Inc.*	5,917	709,271
Amazon.com, Inc.*	5,275	2,289,825
American Express Co.	4,600	357,512
AMETEK, Inc.	17,670	967,963
Apple, Inc.	42,931	5,384,621
Approach Resources, Inc.*[1]	13,700	93,845
Arista Networks, Inc.*[1]	2,938	240,152
Atara Biotherapeutics, Inc.*[1]	4,335	228,715
Best Buy Co., Inc.	7,833	255,434
Bio-Rad Laboratories, Inc., Class A*	1,800	271,098
Bluebird Bio, Inc.*	486	81,828
BorgWarner, Inc.	16,948	963,324
Broadcom Corp., Class A	6,100	314,089
Capital One Financial Corp.	3,800	334,286
Carnival PLC	25,644	1,309,124
Catalent, Inc.*	10,059	295,030
Catamaran Corp.*	9,190	561,325
Caterpillar, Inc.	5,122	434,448
CBS Corp. (Non-Voting), Class B	9,980	553,890
CDW Corp.	6,845	234,647
Celgene Corp.*	13,425	1,553,742
Charles Schwab Corp.	25,475	831,759
Chevron Corp.	3,700	356,939
Chimerix, Inc.*	17,000	785,400
Citigroup, Inc.	14,020	774,465
Cobalt International Energy, Inc.*	28,000	271,880
Colfax Corp.*[1]	4,520	208,598
Cummins, Inc.	5,760	755,654
Danaher Corp.	14,769	1,264,079
Delta Air Lines, Inc.	30,058	1,234,783
Digital Realty Trust, Inc.	8,100	540,108
Dolby Laboratories, Inc., Class A	5,902	234,191
Ecolab, Inc.	12,505	1,413,940
Eli Lilly & Co.	5,200	434,148
Envision Healthcare Holdings, Inc.*	7,306	288,441
EOG Resources, Inc.	3,800	332,690
Estee Lauder Cos., Inc., Class A	15,088	1,307,526
Express Scripts Holding Co.*	14,370	1,278,068
Facebook, Inc., Class A*	39,002	3,345,007
Fastenal Co.	9,501	400,752
General Electric Co.	21,373	567,881
General Motors Co.	20,365	678,765
Gilead Sciences, Inc.	14,670	1,717,564
Google, Inc., Class A*	3,325	1,795,633
Google, Inc., Class C*	2,322	1,208,624
Gulfport Energy Corp.*	2,200	88,550
Hain Celestial Group, Inc.*	12,290	809,419
Halliburton Co.	5,500	236,885

41

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Hertz Global Holdings, Inc.*	19,100	$346,092
Home Depot, Inc.	18,240	2,027,011
Impax Laboratories, Inc.*	7,352	337,604
Integrated Device Technology, Inc.*	10,579	229,564
Intuitive Surgical, Inc.*	2,164	1,048,458
Invesco Ltd.	6,900	258,681
Jabil Circuit, Inc.	10,502	223,588
Jarden Corp.*	6,162	318,884
JPMorgan Chase & Co.	11,900	806,344
Laboratory Corp. of America Holdings*	2,200	266,684
Laredo Petroleum, Inc.*[1]	12,400	155,992
Las Vegas Sands Corp.	24,810	1,304,262
Lexicon Pharmaceuticals, Inc.*[1]	29,689	238,996
Lincoln National Corp.	8,600	509,292
LinkedIn Corp., Class A*	3,840	793,459
MacroGenics, Inc.*	2,800	106,316
Macy's, Inc.	4,151	280,068
Martin Marietta Materials, Inc.	1,680	237,737
MasterCard, Inc., Class A	15,321	1,432,207
Maxim Integrated Products, Inc.	7,404	255,993
McDermott International, Inc.*[1]	63,300	338,022
McGraw Hill Financial, Inc.	11,242	1,129,259
MetLife, Inc.	7,200	403,128
Micron Technology, Inc.*	26,411	497,583
Mondelez International, Inc., Class A	17,100	703,494
Monsanto Co.	3,520	375,197
Morgan Stanley	6,486	251,592
NextEra Energy, Inc.	4,600	450,938
NIKE, Inc., Class B	20,370	2,200,367
Norfolk Southern Corp.	4,175	364,728
Oasis Petroleum, Inc.*[1]	6,400	101,440
ON Semiconductor Corp.*	20,287	237,155
Pacific DataVision, Inc.*[2]	10,900	459,217
PDC Energy, Inc.*	6,100	327,204
PepsiCo, Inc.	6,660	621,644
Philip Morris International, Inc.	7,680	615,706
Praxair, Inc.	3,991	477,124
Priceline Group, Inc.*	1,245	1,433,456
Qorvo, Inc.*	3,287	263,848
Regeneron Pharmaceuticals, Inc.*	1,588	810,086
Regulus Therapeutics, Inc.*[1]	4,400	48,224
Rite Aid Corp.*	31,500	263,025
Salesforce.com, Inc.*	19,190	1,336,200
SanDisk Corp.	4,203	244,699
SBA Communications Corp., Class A*	5,996	689,360
Schlumberger Ltd.	7,350	633,497
ServiceNow, Inc.*	13,680	1,016,561
ServiceSource International, Inc.*	33,200	181,604
Sherwin-Williams Co.	3,740	1,028,575
	Shares	Value
Silicon Laboratories, Inc.*	4,480	$241,965
Simon Property Group, Inc.	2,200	380,644
Skyworks Solutions, Inc.	2,583	268,890
SM Energy Co.	5,100	235,212
Starbucks Corp.	36,880	1,977,321
Symantec Corp.	21,100	490,575
Thermo Fisher Scientific, Inc.	11,550	1,498,728
TJX Cos., Inc.	26,140	1,729,684
Union Pacific Corp.	3,847	366,888
United Rentals, Inc.*	14,180	1,242,452
UnitedHealth Group, Inc.	3,100	378,200
US Bancorp	8,210	356,314
Vertex Pharmaceuticals, Inc.*	9,121	1,126,261
Viacom, Inc., Class B	13,210	853,894
Visa, Inc., Class A	26,689	1,792,166
VMware, Inc., Class A*	9,850	844,539
Walgreens Boots Alliance, Inc.	2,200	185,768
Walt Disney Co.	6,160	703,102
Wells Fargo & Co.	2,600	146,224
Western Digital Corp.	3,094	242,631
Workday, Inc., Class A*	9,282	709,052
Yum! Brands, Inc.	7,900	711,632
Zimmer Biomet Holdings, Inc.	8,510	929,547
Total United States common stocks		90,436,334
Total common stocks (cost $208,739,275)		224,114,416
	Face amount
Bonds: 11.26%
Mortgage & agency debt securities: 0.14%
United States: 0.14%
Federal Home Loan Mortgage Corp. Gold Pools,[5] # G00194, 7.500%, due 02/01/24	$21,094	23,446
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31	566,090	665,136
Total mortgage & agency debt securities (cost $791,239)		688,582
US government obligations: 4.36%
US Treasury Bonds, 2.750%, due 11/15/42	1,180,000	1,097,768
3.000%, due 05/15/45	665,000	651,700
3.125%, due 02/15/43	355,000	355,499
3.750%, due 11/15/43	100,000	112,485
5.250%, due 02/15/29[1]	450,000	587,215

42

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds—(Concluded)
US government obligations—(Concluded)
5.375%, due 02/15/31[1]		$165,000	$221,809
8.000%, due 11/15/21		2,385,000	3,255,525
US Treasury Notes, 0.750%, due 12/31/17		5,125,000	5,114,191
1.625%, due 12/31/19		5,215,000	5,236,595
1.625%, due 11/15/22		2,385,000	2,305,439
3.125%, due 04/30/17		2,935,000	3,070,515
Total US government obligations (cost $21,911,860)			22,008,741
Non-US government obligations: 6.76%
Australia: 0.70%
Commonwealth of Australia, 4.500%, due 04/15/20[3]	AUD	2,050,000	1,738,907
4.500%, due 04/21/33[3]		2,060,000	1,803,270
			3,542,177
Canada: 0.47%
Canadian Government Bond, 1.500%, due 06/01/23	CAD	2,950,000	2,366,401
France: 0.47%
France Government Bond OAT, 3.250%, due 04/25/16	EUR	620,000	710,423
Government of France, 3.750%, due 04/25/21		1,250,000	1,656,249
			2,366,672
Germany: 0.82%
Bundesobligation, 1.250%, due 10/14/16		2,230,000	2,534,346
Bundesrepublik Deutschland, 3.250%, due 07/04/21[3]		1,225,000	1,611,106
			4,145,452
Ireland: 0.74%
Republic of Ireland, 0.800%, due 03/15/22		1,520,000	1,674,881
5.400%, due 03/13/25		1,380,000	2,048,996
			3,723,877
Italy: 1.35%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[3,6]		1,634,144	1,974,312
2.500%, due 12/01/24		2,720,000	3,092,373
2.550%, due 09/15/41[6]		533,556	669,165
4.250%, due 02/01/19[3]		840,000	1,048,583
			6,784,433
	Face amount		Value
New Zealand: 1.44%
New Zealand Government Bond, 2.000%, due 09/20/25	NZD	1,337,830	$927,795
3.000%, due 04/15/20		2,440,000	1,647,576
4.500%, due 04/15/27		4,100,000	3,006,924
5.500%, due 04/15/23		2,170,000	1,691,999
			7,274,294
Spain: 0.35%
Kingdom of Spain, 3.300%, due 07/30/16	EUR	570,000	656,846
3.750%, due 10/31/18		920,000	1,126,895
			1,783,741
United Kingdom: 0.42%
UK Gilts, 2.000%, due 01/22/16	GBP	1,350,000	2,138,995
Total Non-US government obligations (cost $36,645,334)			34,126,042
Total bonds (cost $59,348,433)			56,823,365
	Shares
Investment companies: 21.13%
iShares JP Morgan USD Emerging Markets Bond ETF[1]		223,100	24,523,152
UBS Emerging Markets Equity Relationship Fund*[7]		807,248	30,420,559
UBS Global Corporate Bond Relationship Fund*[7]		3,897,068	51,629,911
Total investment companies (cost $106,270,166)			106,573,622
	Number of warrants
Warrant: 0.00%[4]
Thailand: 0.00%[4]
Srisawad Power 1979 PCL, strike @ THB 60.00000, expires 06/11/20* (cost $0)		5,600	2,139
	Shares
Short-term investment: 18.26%
Investment company: 18.26%
UBS Cash Management Prime Relationship Fund[7] (cost $92,078,493)		92,078,493	92,078,493

43

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

	Number of contracts	Value
Options purchased : 0.43%
Call options: 0.21%
EURO STOXX 50 Index, strike @ EUR 3,800.00, expires December 2015	1,419	$1,070,995
Put options: 0.22%
S&P 500 Index, strike @ USD 1,700.00, expires December 2016	147	1,080,450
Total options purchased (cost $2,999,029)		2,151,445
	Shares	Value
Investment of cash collateral from securities loaned: 4.59%
UBS Private Money Market Fund LLC[7] (cost $23,131,258)	23,131,258	$23,131,258
Total investments: 100.10% (cost $492,566,654)		504,874,738
Cash and other assets, less liabilities: (0.10)%		(517,878)
Net assets: 100.00%		$504,356,860

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $495,295,987; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$26,982,712
Gross unrealized depreciation	(17,403,961)
Net unrealized appreciation of investments	$9,578,751

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 46.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	USD	10,308,080	GBP	6,535,000	09/18/15	$(45,850)
DB	MYR	76,495,000	USD	20,252,846	09/18/15	100,709
DB	RUB	99,409,826	USD	1,763,054	09/18/15	11,350
DB	TWD	94,800,000	USD	3,070,943	09/18/15	(3,167)
DB	USD	18,859,342	MXN	293,970,000	09/18/15	(260,337)
GSI	SEK	16,660,000	USD	2,056,785	09/18/15	43,745
HSBC	CHF	25,685,000	USD	27,509,867	09/18/15	(47,796)
HSBC	EUR	10,515,000	USD	11,851,982	09/18/15	116,191
HSBC	GBP	15,790,000	USD	24,397,287	09/18/15	(398,523)
HSBC	USD	13,091,492	JPY	1,618,200,000	09/18/15	144,711
JPMCB	CAD	2,545,000	USD	2,055,441	09/18/15	19,975
JPMCB	EUR	3,310,000	USD	3,698,260	09/18/15	3,969
JPMCB	HKD	30,495,000	USD	3,932,975	09/18/15	(749)
JPMCB	ILS	13,560,000	USD	3,542,042	09/18/15	(52,348)
JPMCB	NOK	10,910,000	USD	1,396,354	09/18/15	7,432
JPMCB	NZD	2,385,000	USD	1,618,835	09/18/15	13,545
JPMCB	USD	2,172,137	AUD	2,825,000	09/18/15	(1,918)
JPMCB	USD	1,338,015	CAD	1,650,000	09/18/15	(18,361)
JPMCB	USD	6,365,568	GBP	4,045,000	09/18/15	(13,506)
JPMCB	USD	1,173,997	PLN	4,335,000	09/18/15	(23,539)
JPMCB	USD	3,605,279	SGD	4,865,000	09/18/15	2,802
MSCI	CNY	39,290,000	USD	6,386,022	09/18/15	84,309
MSCI	IDR	30,222,300,000	USD	2,211,658	09/18/15	(15,847)

44

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

Forward foreign currency contracts (Concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
MSCI	KRW	25,696,000,000	USD	23,048,841	09/18/15	$54,056
MSCI	USD	16,923,846	INR	1,100,050,000	09/18/15	77,589
MSCI	USD	9,527,418	NZD	13,970,000	09/18/15	(124,521)
MSCI	USD	11,056,214	PHP	503,500,000	09/18/15	62,265
SSB	EUR	18,480,000	CHF	19,112,386	09/18/15	(119,681)
SSB	NZD	52,165,000	USD	36,255,405	09/18/15	1,144,298
SSB	USD	14,127,988	SEK	115,920,000	09/18/15	(121,288)
Net unrealized appreciation on forward foreign currency contracts						$639,515

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 58 contracts (USD)	September 2015	$9,140,061	$8,935,625	$(204,436)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 164 contracts (USD)	September 2015	(35,828,775)	(35,905,750)	(76,975)
5 Year US Treasury Notes, 214 contracts (USD)	September 2015	(25,479,662)	(25,521,172)	(41,510)
Index futures buy contracts:
DAX Index, 66 contracts (EUR)	September 2015	20,275,681	20,237,286	(38,395)
E-mini S&P 500 Index, 189 contracts (USD)	September 2015	19,700,368	19,414,080	(286,288)
EURO STOXX 50 Index, 788 contracts (EUR)	September 2015	31,412,614	30,185,321	(1,227,293)
Hong Kong Hang Seng Index, 203 contracts (HKD)	July 2015	17,372,449	16,924,196	(448,253)
KOSPI 200 Index, 93 contracts (KRW)	September 2015	10,616,368	10,515,599	(100,769)
Russell 2000 Mini Index, 204 contracts (USD)	September 2015	25,757,530	25,508,161	(249,369)
TOPIX Index, 59 contracts (JPY)	September 2015	8,055,747	7,860,399	(195,348)
Index futures sell contracts:
FTSE China A50 Index, 1,455 contracts (USD)	July 2015	(17,013,174)	(18,056,550)	(1,043,376)
Mini MSCI Emerging Markets Index, 496 contracts (USD)	September 2015	(23,977,632)	(23,793,120)	184,512
OMXS30 Index, 1,069 contracts (SEK)	July 2015	(20,064,786)	(19,881,310)	183,476
Interest rate futures buy contracts:
Euro-BTP, 171 contracts (EUR)	September 2015	24,794,961	24,823,150	28,189
Long Gilt, 85 contracts (GBP)	September 2015	15,602,859	15,456,464	(146,395)
Interest rate futures sell contracts:
Japanese Government 10 Year Bond, 22 contracts (JPY)	September 2015	(26,381,794)	(26,419,414)	(37,620)
Net unrealized depreciation on futures contracts				$(3,699,850)

Centrally cleared credit default swaps on credit indices—sell protection8

Referenced index[9]	Notional amount		Termination date	Payments received by the Fund[10]	Value	Unrealized depreciation	Credit spread[11]
CDX.NA.HY. Series 24 Index	USD	26,500,000	06/20/20	5.000%	$1,674,504	$(329,960)	0.036%

45

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$223,655,199	$459,217	$—	$224,114,416
Mortgage & agency debt securities	—	688,582	—	688,582
US government obligations	—	22,008,741	—	22,008,741
Non-US government obligations	—	34,126,042	—	34,126,042
Investment companies	24,523,152	82,050,470	—	106,573,622
Warrant	2,139	—	—	2,139
Short-term investment	—	92,078,493	—	92,078,493
Options purchased	2,151,445	—	—	2,151,445
Investment of cash collateral from securities loaned	—	23,131,258	—	23,131,258
Forward foreign currency contracts	—	1,886,946	—	1,886,946
Futures contracts	396,177	—	—	396,177
Swap agreements, at value	—	1,674,504	—	1,674,504
Total	$250,728,112	$258,104,253	$—	$508,832,365
Liabilities
Forward foreign currency contracts	$—	$(1,247,431)	$—	$(1,247,431)
Futures contracts	(4,096,027)	—	—	(4,096,027)
Total	$(4,096,027)	$(1,247,431)	$—	$(5,343,458)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2015.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $825,504 or 0.16% of net assets.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2015, the value of these securities amounted to $8,287,832 or 1.64% of net assets.

4  Amount represents less than 0.005%.

5  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

6  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

.

46

UBS Global Allocation Fund

Portfolio of investments

June 30, 2015

7  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Net realized gain during the year ended 06/30/15	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$155,168,975	$153,226,104	$216,316,586	$—	$—	$92,078,493	$115,378
UBS Private Money Market Fund LLC[a]	22,940,033	369,202,891	369,011,666	—	—	23,131,258	2,261
UBS Emerging Markets Equity Relationship Fund	38,619,219	—	8,000,000	2,726,118	(2,924,778)	30,420,559	—
UBS Global Corporate Bond Relationship Fund	14,705,474	42,500,000	5,000,000	509,958	(1,085,521)	51,629,911	—
UBS High Yield Relationship Fund	18,510,237	—	18,224,818	1,640,802	(1,926,221)	—	—
	$249,943,938	$564,928,995	$616,553,070	$4,876,878	$(5,936,520)	$197,260,221	$117,639

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

8  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

9  Payments to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index.

10  Payments received are based on the notional amount.

11  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.
47

UBS Multi-Asset Income Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS Multi-Asset Income Fund (the "Fund") declined 0.31% (Class A shares fell 4.82% after the deduction of the maximum sales charge), while Class P shares declined 0.07%. For comparison purposes, the Barclays US Corporate Investment Grade Index (the "Index") gained 0.75% during the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 50; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

We managed the portfolio in accordance with our low to moderate risk profile for the Fund. We continued to place a strong emphasis on minimizing interest rate risk and protecting capital during the reporting period. During the 12 months ended June 30, 2015, the Fund paid out income in line with its objective and additionally distributed capital gains earned by the Fund. As such, the yield for the period is well above its stated target of 3% to 6%. For the 12 months ended June 30, 2015, the Fund's yield was 10.38% and 10.61% for Class A and Class P shares, respectively.

During the reporting period, we used derivatives, including writing covered calls, to increase cash flow and implement our market allocations. We also utilized derivatives, including currency forwards, to hedge our exposures to international currency risk, as well as Treasury futures to manage duration and the Fund's yield curve positioning. In summary, while our derivatives exposure was limited in the portfolio, our ability to increase cash flow and manage unwanted risks relating to currency and duration positively contributed to the Fund's performance during the period.

Portfolio performance summary1

What worked:

•  The Fund's allocation to US equities contributed to performance.

  – The Fund maintained a long position of approximately 14% to US equities, which had strong performance throughout the period, particularly in the second half of 2014. Within US equities, we maintained a preference for high-dividend stocks, which yield on average 3.1%.

•  The Fund's exposure to real estate was beneficial for performance.

  – The Fund maintained approximately 6% of its assets in global real estate investment trusts which performed well during the reporting period. Real estate provides a source of income while adding diversification to the portfolio.

•  The Fund's allocation to global infrastructure added to performance.

  – The Fund held approximately 4% of its assets in global infrastructure stocks during the reporting period. These assets performed well, while also offering attractive yield of 5.0%–5.5%, delivered through the combination of secure, long-term and operational contracts with intrinsic inflation protection, which provided an attractive prospect for yield seeking investors.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

48

UBS Multi-Asset Income Fund

•  Certain duration management positions contributed to results.

  – The Fund held a trade of long German government bonds versus French government bonds, which contributed positively to the Fund's results. This was predicated on the fact that the spread between these two sovereigns was too wide based on historical standards and was set to narrow.

What didn't work:

•  The Fund's allocation to non-US developed and emerging market equities detracted from performance.

  – The Fund held approximately 7% of its assets in non-US developed equities. Due to concerns regarding global growth and political uncertainty, markets such as European equities struggled during the reporting period. International equities do have a higher dividend yield than US equities, however, which helped us meet our income objective.

  – The Fund maintained a position of approximately 5% in emerging market equities. As the price in oil rapidly declined toward the end of 2014 and concerns grew over growth and inflation in emerging market economies, the equity markets were negatively impacted. Emerging market equities pay out a high dividend yield of 4.8% and, therefore, do provide a yield cushion.

* The Fund's allocation to high yield corporate bonds was negative during the reporting period.

  – High yield corporate bonds continue to be a large portion of the portfolio given their attractive yield levels and the environment of strong fundamentals. However, during the reporting period concern grew in the energy sector, which comprises roughly 15% of the US high yield index, due to the falling price of oil. While spreads in the energy sector have begun to temper since the end of 2014, they are still well above levels seen a year ago.

•  The Fund's yield curve allocation within US government bonds detracted from performance.

  – During the reporting period, the Fund was positioned with the expectation that the US yield curve would flatten as the Federal Reserve Board was set to raise interest rates. This did not play out as expected, however, given the accommodative tone of the US central bank.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

49

UBS Multi-Asset Income Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(0.31)%	4.06%
Class C3	(1.13)	3.30
Class P4	(0.07)	4.34
After deducting maximum sales charge
Class A2	(4.82)%	2.57%
Class C3	(1.81)	3.30
Barclays US Corporate Investment Grade Index[5]	0.75%	3.55%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—2.04% and 1.35%; Class C—2.79% and 2.10%; Class P—1.57% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Multi-Asset Income Fund and the index is April 25, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Corporate Investment Grade Index is a sub-index of the Barclays US Credit Index, and includes USD-denominated securities publicly issued by US and non-US industrial, utility, and financial issuers that meet the specified maturity, liquidity and quality requirements. Investors should note that the indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

50

UBS Multi-Asset Income Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Multi-Asset Income Fund Class A and Class P shares versus the Barclays US Corporate Investment Grade Index from April 25, 2012, which is the inception date of the two classes, through June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

51

UBS Multi-Asset Income Fund

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
John Laing Infrastructure Fund Ltd.	2.0%
Simon Property Group, Inc.	0.1
Mitsubishi Estate Co., Ltd.	0.1
Sun Hung Kai Properties Ltd.	0.1
Public Storage	0.1
Equity Residential	0.1
Unibail-Rodamco SE	0.1
Health Care REIT, Inc.	0.1
AvalonBay Communities, Inc.	0.1
Ventas, Inc.	0.1
Total	2.9%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2015

Percentage of net assets
United States	16.2%
United Kingdom	2.2
Japan	0.3
Australia	0.2
China	0.2
Total	19.1%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	8.1%
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	1.0
Federal National Mortgage Association REMIC, Series 2012-122, Class LI, 4.500%, due 07/25/41	0.6
Federal National Mortgage Association REMIC, Series 2012-78, Class CI, 2.500%, due 07/25/22	0.6
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class D, 3.686%, due 07/15/31	0.6
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.686%, due 11/15/27	0.6
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 2.686%, due 10/15/29	0.6
Federal National Mortgage Association Pools, 3.000%, TBA	0.6
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.084%, due 07/15/31	0.6
Federal National Mortgage Association Pools, #AP3839, 3.500%, due 09/01/42	0.4
Total	13.7%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures may be different if a breakdown of the underlying investment companies was included.

52

UBS Multi-Asset Income Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2015

Common stocks
Capital markets	1.97%
Health care providers & services	0.00[2]
Real estate investment trust (REIT)	2.32
Real estate management & development	0.62
Total common stocks	4.91%
Bonds
Commercial mortgage-backed securities	2.22
Mortgage & agency debt securities	4.34
US government obligation	8.12
Total bonds	14.68%
Investment companies
HICL Infrastructure Co., Ltd.	2.63
iShares Core S&P 500 ETF	7.82
iShares iBoxx $ High Yield Corporate Bond ETF	17.56
iShares iBoxx $ Investment Grade Corporate Bond ETF	13.32
iShares JP Morgan USD Emerging Markets Bond ETF	6.33
iShares MSCI EAFE ETF	6.86
iShares Select Dividend Fund	9.31
SPDR Barclays Short Term High Yield Bond ETF	4.02
WisdomTree Emerging Markets Equity Income Fund	5.31
Total investment companies	73.16%
Right	0.00[2]
Short-term investments	4.41
Total investments	97.16%
Cash and other assets, less liabilities	2.84
Net assets	100.00%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures may be different if a breakdown of the underlying investment companies was included.

2  Amount represents less than 0.005%.

53

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks: 4.91%
Australia: 0.18%
BWP Trust	450	$1,062
Dexus Property Group	392	2,208
Federation Centres	1,494	3,366
Goodman Group	731	3,536
GPT Group	845	2,790
Investa Office Fund	328	962
Mirvac Group	1,815	2,591
Scentre Group	2,202	6,371
Stockland	1,045	3,306
Westfield Corp.	800	5,629
Total Australia common stocks		31,821
Austria: 0.00%[1]
CA Immobilien Anlagen AG*	43	750
Belgium: 0.01%
Aedifica SA	13	729
Cofinimmo SA	10	1,034
Total Belgium common stocks		1,763
Canada: 0.08%
Allied Properties REIT	38	1,078
Artis REIT	74	812
Calloway REIT	52	1,204
Canadian Apartment Properties REIT	55	1,215
Canadian REIT	35	1,190
Chartwell Retirement Residences	72	662
Cominar REIT	80	1,136
Dream Office Real Estate Investment Trust	50	982
H&R REIT	124	2,228
Killam Properties, Inc.	156	1,273
RioCan REIT	142	3,043
Total Canada common stocks		14,823
China: 0.18%
Champion REIT	2,000	1,099
Hang Lung Properties Ltd.	1,000	2,974
Hongkong Land Holdings Ltd.	500	4,100
Kerry Properties Ltd.	500	1,961
Link REIT	1,100	6,442
New World Development Co., Ltd.	1,840	2,407
Sino Land Co., Ltd.	2,317	3,874
Swire Properties Ltd.	600	1,916
Wharf Holdings Ltd.	1,000	6,657
Total China common stocks		31,430
Finland: 0.00%[1]
Sponda Oyj	155	572
	Shares	Value
France: 0.11%
Fonciere Des Regions	18	$1,530
Gecina SA	16	1,972
ICADE	17	1,214
Klepierre	78	3,431
Unibail-Rodamco SE	42	10,615
Total France common stocks		18,762
Germany: 0.07%
Deutsche Annington Immobilien SE	195	5,500
Deutsche Euroshop AG	24	1,054
Deutsche Wohnen AG	154	3,529
LEG Immobilien AG*	28	1,945
TAG Immobilien AG	85	995
Total Germany common stocks		13,023
Hong Kong: 0.09%
Sun Hung Kai Properties Ltd.	1,000	16,203
Israel: 0.01%
Azrieli Group	19	759
Italy: 0.01%
Beni Stabili SpA	1,813	1,346
Japan: 0.33%
Advance Residence Investment Corp.	1	2,450
Aeon Mall Co., Ltd.	60	1,125
Frontier Real Estate Investment Corp.	1	4,478
GLP J-REIT	1	955
Hulic Co., Ltd.	200	1,775
Japan Excellent, Inc.	1	1,155
Japan Hotel REIT Investment Corp.	3	1,998
Japan Real Estate Investment Corp.	1	4,543
Japan Retail Fund Investment Corp.	1	2,001
Mitsubishi Estate Co., Ltd.	1,000	21,543
Mori Hills REIT Investment Corp.	1	1,294
Mori Trust Sogo Reit, Inc.	1	1,942
Nippon Building Fund, Inc.	1	4,380
Nippon Prologis REIT, Inc.*	1	1,842
Nomura Real Estate Holdings, Inc.	100	2,100
Nomura Real Estate Master Fund, Inc.	1	1,271
NTT Urban Development Corp.	100	995
Orix J-REIT, Inc.	1	1,441
Tokyu REIT, Inc.	1	1,235
United Urban Investment Corp.	1	1,414
Total Japan common stocks		59,937
Netherlands: 0.01%
Eurocommercial Properties NV CVA	24	1,001
NSI NV	119	468
54

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Continued)
Netherlands—(Concluded)
Wereldhave NV	16	$909
Total Netherlands common stocks		2,378
New Zealand: 0.01%
Kiwi Property Group Ltd.	1,026	893
Norway: 0.00%[1]
Norwegian Property ASA*	316	391
Singapore: 0.08%
Ascendas REIT	1,000	1,826
CapitaLand Commercial Trust	900	1,042
CapitaLand Ltd.	1,100	2,859
CapitaLand Mall Trust	1,300	2,075
Global Logistic Properties Ltd.	1,400	2,630
Mapletree Commercial Trust	900	979
Mapletree Industrial Trust	1,112	1,288
Suntec REIT	1,200	1,537
Total Singapore common stocks		14,236
Spain: 0.00%[1]
Inmobiliaria Colonial SA*	931	655
Sweden: 0.03%
Castellum AB	73	1,026
Fabege AB	68	928
Fastighets AB Balder, Class B*	48	741
Kungsleden AB	191	1,296
Wallenstam AB, Class B	166	1,179
Total Sweden common stocks		5,170
Switzerland: 0.02%
Allreal Holding AG*	5	690
PSP Swiss Property AG*	18	1,540
Swiss Prime Site AG*	26	1,973
Total Switzerland common stocks		4,203
United Kingdom: 2.17%
Big Yellow Group PLC	70	701
British Land Co., PLC	423	5,274
Capital & Counties Properties PLC	293	2,003
Daejan Holdings PLC	8	742
Derwent London PLC	42	2,245
Development Securities PLC	121	528
F&C Commercial Property Trust Ltd.	244	541
Grainger PLC	205	737
Great Portland Estates PLC	149	1,817
Hammerson PLC	329	3,182
Helical Bar PLC	89	564
Intu Properties PLC	361	1,745
	Shares	Value
John Laing Infrastructure Fund Ltd.	183,528	$351,809
Land Securities Group PLC	332	6,281
LondonMetric Property PLC	262	664
MedicX Fund Ltd.	518	659
Picton Property Income Ltd.	868	958
Primary Health Properties PLC	134	824
Quintain Estates & Development PLC*	388	646
Schroder REIT	896	831
Segro PLC	301	1,919
Shaftesbury PLC	117	1,596
ST Modwen Properties PLC	95	676
Unite Group PLC	106	952
Workspace Group PLC	58	820
Total United Kingdom common stocks		388,714
United States: 1.51%
Acadia Realty Trust	40	1,164
Agree Realty Corp.	25	729
Alexander's, Inc.	2	820
Alexandria Real Estate Equities, Inc.	31	2,711
American Assets Trust, Inc.	44	1,725
American Campus Communities, Inc.	47	1,771
American Homes 4 Rent, Class A	64	1,027
American Realty Capital Properties, Inc.	388	3,154
Apartment Investment & Management Co., Class A	67	2,474
Ashford Hospitality Trust, Inc.	100	846
AvalonBay Communities, Inc.	56	8,953
BioMed Realty Trust, Inc.	85	1,644
Boston Properties, Inc.	65	7,868
Brandywine Realty Trust	79	1,049
Brixmor Property Group, Inc.	94	2,174
Camden Property Trust	36	2,674
CBL & Associates Properties, Inc.	80	1,296
Chambers Street Properties	128	1,018
Chesapeake Lodging Trust	30	914
Corporate Office Properties Trust	39	918
Cousins Properties, Inc.	93	965
CubeSmart	73	1,691
DCT Industrial Trust, Inc.	45	1,415
DDR Corp.	127	1,963
DiamondRock Hospitality Co.	91	1,166
Digital Realty Trust, Inc.	57	3,801
Douglas Emmett, Inc.	57	1,536
Duke Realty Corp.	146	2,711
DuPont Fabros Technology, Inc.	58	1,708
EastGroup Properties, Inc.	32	1,799
Empire State Realty Trust, Inc., Class A	100	1,706
EPR Properties	31	1,698
Equity Commonwealth*	54	1,386
Equity LifeStyle Properties, Inc.	33	1,735
Equity Residential	153	10,736

55

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Essex Property Trust, Inc.	29	$6,163
Extra Space Storage, Inc.	47	3,065
Federal Realty Investment Trust	29	3,715
FelCor Lodging Trust, Inc.	82	810
First Industrial Realty Trust, Inc.	49	918
First Potomac Realty Trust	100	1,030
Forest City Enterprises, Inc., Class A*	97	2,144
General Growth Properties, Inc.	213	5,466
Government Properties Income Trust	39	723
HCP, Inc.	193	7,039
Health Care REIT, Inc.	148	9,713
Healthcare Realty Trust, Inc.	43	1,000
Hersha Hospitality Trust	50	1,282
Highwoods Properties, Inc.	38	1,518
Home Properties, Inc.	25	1,826
Hospitality Properties Trust	63	1,816
Host Hotels & Resorts, Inc.	320	6,346
Hudson Pacific Properties, Inc.	41	1,163
Kilroy Realty Corp.	37	2,485
Kimco Realty Corp.	170	3,832
Kite Realty Group Trust	59	1,444
LaSalle Hotel Properties	47	1,667
Lexington Realty Trust	118	1,001
Liberty Property Trust	62	1,998
LTC Properties, Inc.	23	957
Macerich Co.	67	4,998
Mack-Cali Realty Corp.	45	829
Mid-America Apartment Communities, Inc.	32	2,330
National Health Investors, Inc.	18	1,121
National Retail Properties, Inc.	56	1,961
New York REIT, Inc.	82	816
Omega Healthcare Investors, Inc.	67	2,300
Parkway Properties, Inc.	44	767
Pebblebrook Hotel Trust	35	1,501
Pennsylvania REIT	49	1,046
Piedmont Office Realty Trust, Inc., Class A	76	1,337
Post Properties, Inc.	28	1,522
Prologis, Inc.	220	8,162
PS Business Parks, Inc.	15	1,082
Public Storage	62	11,431
Ramco-Gershenson Properties Trust	66	1,077
Realty Income Corp.	98	4,350
Regency Centers Corp.	40	2,359
Retail Properties of America, Inc., Class A	100	1,393
RLJ Lodging Trust	54	1,608
Sabra Health Care REIT, Inc.	62	1,596
Saul Centers, Inc.	17	836
Senior Housing Properties Trust	95	1,667
Simon Property Group, Inc.	132	22,839
	Shares	Value
SL Green Realty Corp.	42	$4,615
Sovran Self Storage, Inc.	19	1,651
Spirit Realty Capital, Inc.	187	1,808
STAG Industrial, Inc.	35	700
Strategic Hotels & Resorts, Inc.*	119	1,442
Sun Communities, Inc.	26	1,608
Sunstone Hotel Investors, Inc.	109	1,636
Tanger Factory Outlet Centers, Inc.	46	1,458
Taubman Centers, Inc.	27	1,877
UDR, Inc.	110	3,523
Universal Health Realty Income Trust	17	790
Ventas, Inc.	140	8,693
Vornado Realty Trust	72	6,835
Washington REIT	39	1,012
Weingarten Realty Investors	46	1,504
WP Carey, Inc.	36	2,122
WP GLIMCHER, Inc.	74	1,001
Total United States common stocks		271,269
Venezuela: 0.01%
Warehouses De Pauw CVA	11	850
Total common stocks (cost $826,834)		879,948
	Face amount
Bonds: 14.68%
Commercial mortgage-backed securities: 2.22%
United States: 2.22%
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.084%, due 07/15/31[2,3]	$100,000	99,026
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 2.686%, due 10/15/29[2,3]	100,000	99,535
Series 2014-FL5, Class D, 3.686%, due 07/15/31[2,3]	100,000	100,586
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.686%, due 11/15/27[2,3]	100,000	99,535
Total commercial mortgage-backed securities (cost $400,142)		398,682
Mortgage & agency debt securities: 4.34%
United States: 4.34%
Federal Home Loan Mortgage Corp. Gold Pools,[4] # Q20860, 3.500%, due 08/01/43	44,500	45,847

56

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
Federal Home Loan Mortgage Corp. REMIC, IO,[4] 3.000%, due 05/15/27	$112,140	$10,543
Federal National Mortgage Association Pools,[4] 3.000%, TBA	100,000	99,369
# AP0495, 3.500%, due 08/01/42	45,361	46,898
# AP3839, 3.500%, due 09/01/42	63,267	65,435
Federal National Mortgage Association REMIC, IO,[4] Series 2012-78, Class CI, 2.500%, due 07/25/22	1,697,563	108,031
Series 2012-122, Class LI, 4.500%, due 07/25/41	623,274	111,244
Government National Mortgage Association Pools, # G2 779424, 4.000%, due 06/20/42	52,114	55,919
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	878,620	171,563
Series 2012-26, Class GI, 3.500%, due 02/20/27	629,306	63,583
Total mortgage & agency debt securities (cost $781,512)		778,432
US government obligation: 8.12%
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29[5] (cost $1,449,640)	715,000	1,457,552
Total bonds (cost $2,631,294)		2,634,666
	Shares	Value
Investment companies: 73.16%
HICL Infrastructure Co., Ltd.	195,143	$472,192
iShares Core S&P 500 ETF	6,770	1,402,879
iShares iBoxx $ High Yield Corporate Bond ETF	35,466	3,149,382
iShares iBoxx $ Investment Grade Corporate Bond ETF	20,645	2,389,039
iShares JP Morgan USD Emerging Markets Bond ETF	10,332	1,135,694
iShares MSCI EAFE ETF	19,380	1,230,436
iShares Select Dividend Fund	22,225	1,670,209
SPDR Barclays Short Term High Yield Bond ETF	24,956	721,478
WisdomTree Emerging Markets Equity Income Fund	21,935	952,637
Total investment companies (cost $13,571,445)		13,123,946
	Number of rights
Right: 0.00%[1]
Finland: 0.00%[1]
Citycon Oyj, expires 07/07/15* (cost $0)	387	42
	Shares
Short-term investment: 4.41%
Investment company: 4.41%
UBS Cash Management Prime Relationship Fund[6] (cost $791,797)	791,797	791,797
Total investments: 97.16% (cost $17,821,370)		17,430,399
Cash and other assets, less liabilities: 2.84%		509,576
Net assets: 100.00%		$17,939,975

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $18,063,951; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$160,520
Gross unrealized depreciation	(794,072)
Net unrealized depreciation of investments	$(633,552)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 61. Portfolio footnotes begin on page 60.

57

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2015

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	187,000	USD	146,250	07/27/15	$2,186
JPMCB	CHF	83,600	USD	91,337	07/27/15	1,832
JPMCB	EUR	365,900	USD	417,388	07/27/15	9,324
JPMCB	GBP	744,900	USD	1,183,891	07/27/15	13,677
JPMCB	HKD	834,300	USD	107,605	07/27/15	(23)
JPMCB	JPY	47,651,700	USD	388,576	07/27/15	(905)
JPMCB	USD	36,582	AUD	47,900	07/27/15	320
JPMCB	USD	61,797	EUR	55,200	07/27/15	(236)
JPMCB	USD	34,497	GBP	21,900	07/27/15	(93)
JPMCB	USD	31,446	HKD	243,800	07/27/15	5
JPMCB	USD	58,007	JPY	7,120,400	07/27/15	191
Net unrealized appreciation on forward foreign currency contracts						$26,278

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
EURO STOXX 50 Index, 22 contracts (EUR)	September 2015	$869,687	$842,738	$(26,949)
Index futures sell contracts:
E-mini S&P 500 Index, 6 contracts (USD)	September 2015	(630,272)	(616,320)	13,952
Mini MSCI Emerging Markets Index, 13 contracts (USD)	September 2015	(628,511)	(623,610)	4,901
Interest rate futures buy contracts:
Euro-BTP, 4 contracts (EUR)	September 2015	579,999	580,658	659
Net unrealized depreciation on futures contracts				$(7,437)

58

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2015

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$879,948	$—	$—	$879,948
Commercial mortgage-backed securities	—	398,682	—	398,682
Mortgage & agency debt securities	—	778,432	—	778,432
US government obligation	—	1,457,552	—	1,457,552
Investment companies	13,123,946	—	—	13,123,946
Right	42	—	—	42
Short-term investment	—	791,797	—	791,797
Forward foreign currency contracts	—	27,535	—	27,535
Futures contracts	19,512	—	—	19,512
Total	$14,023,448	$3,453,998	$—	$17,477,446
Liabilities
Forward foreign currency contracts	$—	$(1,257)	$—	$(1,257)
Futures contracts	(26,949)	—	—	(26,949)
Total	$(26,949)	$(1,257)	$—	$(28,206)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Mortgage & agency debt securities	Total
Assets
Beginning balance	$233,714	$233,714
Purchases	—	—
Issuances	—	—
Sales	(120,743)	(120,743)
Accrued discounts (premiums)	(11,388)	(11,388)
Total realized gain	(34,220)	(34,220)
Change in net unrealized appreciation/depreciation	(3,780)	(3,780)
Transfers into Level 3	—	—
Transfers out of Level 3[7]	(63,583)	(63,583)
Ending balance	$—	$—

At June 30, 2015, there were no securities valued using Level 3 inputs.

See accompanying notes to financial statements.
59

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2015

Portfolio footnotes

*  Non-income producing security.

1  Amount represents less than 0.005%.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $398,682 or 2.22% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2015 and changes periodically.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$1,554,008	$7,964,163	$8,726,374	$791,797	$587

7  Transfers out of Level 3 represent the value at the end of the period. At June 30, 2015, securities were transferred from Level 3 to Level 2 as the valuations are based on observable inputs from an established pricing source.

60

The UBS Funds

June 30, 2015

Portfolio acronyms

ADR  American depositary receipt

CDO  Collateralized debt obligations

CVA  Dutch certification—depository certificate

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

GDR  Global depositary receipt

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

REIT  Real estate investment trust

REMIC  Real Estate Mortgage Investment Conduit

SPDR  Standard & Poor's Depository Receipts

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount

(generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

DB  Deutsche Bank AG

GSI  Goldman Sachs International

HSBC  HSBC Bank NA

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSB  State Street Bank

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.
61

The UBS Funds

June 30, 2015 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2015 to June 30, 2015.

62

The UBS Funds

June 30, 2015 (unaudited)

		Beginning account value January 1, 2015	Ending account value June 30, 2015	Expenses paid during period* 01/01/15 – 06/30/15	Expense ratio during period
UBS Asset Growth Fund
Class A	Actual	$1,000.00	$1,040.60	$7.08	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class C	Actual	1,000.00	1,036.40	10.86	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class P	Actual	1,000.00	1,041.70	5.82	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
UBS Dynamic Alpha Fund
Class A	Actual	1,000.00	1,001.40	6.70	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	997.00	10.40	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.38	10.49	2.10
Class P	Actual	1,000.00	1,001.40	5.46	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,010.80	6.63	1.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	6.66	1.33
Class C	Actual	1,000.00	1,006.50	10.50	2.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.33	10.54	2.11
Class P	Actual	1,000.00	1,011.40	5.34	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.49	5.36	1.07

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

63

The UBS Funds

June 30, 2015 (unaudited)

		Beginning account value January 1, 2015	Ending account value June 30, 2015	Expenses paid during period* 01/01/15 – 06/30/15	Expense ratio during period
UBS Multi-Asset Income Fund
Class A	Actual	$1,000.00	$998.90	$4.71	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	995.40	8.41	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70
Class P	Actual	1,000.00	999.90	3.47	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

64

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65

The UBS Funds

Financial statements

Statement of assets and liabilities

June 30, 2015

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$13,132,577	$280,141,520
Affiliated issuers	8,911,211	26,421,851
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	4,817,108	1,558,438
Foreign currency	4	3,536,999
	$26,860,900	$311,658,808
Investments, at value:
Unaffiliated issuers	$12,867,828	$261,767,538
Affiliated issuers	8,911,211	26,421,851
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	4,817,108	1,558,438
Foreign currency	4	3,480,857
Receivables:
Investment securities sold	2,384,798	918,419
Interest	2,905	2,391,619
Fund shares sold	300	1,086,216
Foreign tax reclaims	—	17,463
Due from Advisor	4,539	—
Dividends	34,037	3,069
Variation margin on centrally cleared swap agreements	—	—
Due from broker	477,988	21,325,066
Cash collateral for futures contracts	1,321,537	9,501,448
Cash collateral for swap agreements	—	5,201,000
Outstanding swap agreements, at value[2]	—	5,522,703
Unrealized appreciation on forward foreign currency contracts	—	2,081,309
Other assets	33,559	52,475
Total assets	30,855,814	341,329,471
Liabilities:
Payables:
Cash collateral from securities loaned	4,817,108	1,558,438
Investment securities purchased	—	1,613,569
Investment advisory and administration fee	—	201,536
Custody and fund accounting fees	25,737	89,418
Fund shares redeemed	4,600	364,035
Distribution and service fees	8,637	58,359
Trustees' fees	6,071	18,041
Due to custodian	—	82
Due to broker	—	—
Variation margin on futures contracts	315,416	1,284,800
Accrued expenses	84,646	165,884
Options written, at value[3]	—	1,586,225
Outstanding swap agreements, at value[2]	—	5,289,854
Unrealized depreciation on forward foreign currency contracts	—	1,030,605
Total liabilities	5,262,215	13,260,846
Net assets	$25,593,599	$328,068,625

1  The market value of securities loaned by UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund as of June 30, 2015 was $4,717,139, $13,676,900 and $24,252,961, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $86,237.

3  Premiums received by UBS Dynamic Alpha Fund were $1,155,635.

66

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$296,891,300	$17,029,573
Affiliated issuers	172,544,096	791,797
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	23,131,258	—
Foreign currency	1,827,119	40,088
	$494,393,773	$17,861,458
Investments, at value:
Unaffiliated issuers	$307,614,517	$16,638,602
Affiliated issuers	174,128,963	791,797
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	23,131,258	—
Foreign currency	1,829,330	39,919
Receivables:
Investment securities sold	2,885,312	1,016,128
Interest	401,910	19,364
Fund shares sold	1,150,084	529
Foreign tax reclaims	182,290	432
Due from Advisor	—	39,144
Dividends	291,326	25,393
Variation margin on centrally cleared swap agreements	732,813	—
Due from broker	5,194,950	—
Cash collateral for futures contracts	13,786,826	135,093
Cash collateral for swap agreements	1,394,157	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	1,886,946	27,535
Other assets	64,777	28,713
Total assets	534,675,459	18,762,649
Liabilities:
Payables:
Cash collateral from securities loaned	23,131,258	—
Investment securities purchased	722,352	571,703
Investment advisory and administration fee	368,085	—
Custody and fund accounting fees	102,942	25,739
Fund shares redeemed	635,351	97,533
Distribution and service fees	176,054	6,188
Trustees' fees	25,126	5,741
Due to custodian	—	—
Due to broker	—	5,840
Variation margin on futures contracts	3,706,373	7,230
Accrued expenses	203,627	101,443
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	1,247,431	1,257
Total liabilities	30,318,599	822,674
Net assets	$504,356,860	$17,939,975

See accompanying notes to financial statements.
67

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2015

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Net assets consist of:
Beneficial interest	$50,537,194	$701,658,811
Accumulated undistributed (distributions in excess of) net investment income (loss)	85,981	6,638,142
Accumulated net realized gain (loss)	(24,514,540)	(361,297,747)
Net unrealized appreciation (depreciation)	(515,036)	(18,930,581)
Net assets	$25,593,599	$328,068,625
Class A:
Net assets	$13,369,995	$89,421,336
Shares outstanding	1,448,496	12,538,066
Net asset value and redemption proceeds per share	$9.23	$7.13
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$9.77	$7.54
Class C:
Net assets	$6,514,622	$45,870,352
Shares outstanding	715,123	6,862,316
Net asset value and offering price per share	$9.11	$6.68
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$9.02	$6.61
Class P:
Net assets	$5,708,982	$192,776,937
Shares outstanding	617,280	26,534,134
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$9.25	$7.27

1  For UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund, Class A, the maximum sales charge is 5.50%. Classes C and P have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated.

2  For UBS Multi Asset Income Fund Class A, the maximum sales charge is 4.50%. Classes C and P have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 0.75%. Class P has no deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated.

68

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Net assets consist of:
Beneficial interest	$1,438,435,359	$18,402,988
Accumulated undistributed (distributions in excess of) net investment income (loss)	9,822,635	(8,011)
Accumulated net realized gain (loss)	(952,757,732)	(82,768)
Net unrealized appreciation (depreciation)	8,856,598	(372,234)
Net assets	$504,356,860	$17,939,975
Class A:
Net assets	$234,665,281	$3,101,987
Shares outstanding	20,826,148	325,100
Net asset value and redemption proceeds per share	$11.27	$9.54
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$11.93	$9.99
Class C:
Net assets	$145,277,007	$6,429,047
Shares outstanding	13,300,644	675,181
Net asset value and offering price per share	$10.92	$9.52
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$10.81	$9.45
Class P:
Net assets	$124,414,572	$8,408,941
Shares outstanding	10,805,921	880,540
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$11.51	$9.55

See accompanying notes to financial statements.
69

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2015

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Investment income:
Dividends	$479,226	$—
Interest and other	656	6,228,040
Affiliated income	8,112	25,172
Securities lending[1]	36,056	14,278
Foreign tax withheld	—	(2,821)
Total income	524,050	6,264,669
Expenses:
Advisory and administration	285,782	2,995,124
Distribution and service:
Class A	39,412	258,643
Class C	69,646	484,070
Transfer agency and related services fees:
Class A	6,410	63,034
Class C	4,147	33,732
Class P	1,995	129,269
Custodian and fund accounting	51,663	182,830
Federal and state registration	42,257	51,079
Professional services	108,387	193,450
Shareholder reports	12,430	64,206
Trustees	22,505	61,775
Other	34,152	72,864
Total expenses	678,786	4,590,076
Fee waivers and/or expense reimbursements by Advisor	(249,464)	(287,501)
Net expenses	429,322	4,302,575
Net investment income (loss)	94,728	1,962,094
Net realized gain (loss) on:
Investments in unaffiliated issuers	46,666	676,058
Investments in affiliated issuers	—	—
Futures contracts	660,629	7,300,815
Options written	—	823,563
Swap agreements	—	(1,910,274)
Forward foreign currency contracts	—	18,511,350
Foreign currency transactions	15,368	(1,875,039)
Net realized gain	722,663	23,526,473
Change in net unrealized appreciation/depreciation on:
Investments	(779,118)	(18,426,692)
Futures contracts	(455,367)	(2,346,506)
Options written	—	(1,216,762)
Swap agreements	—	(856,945)
Forward foreign currency contracts	—	3,824,556
Translation of other assets and liabilities denominated in foreign currency	5,172	(309,404)
Change in net unrealized appreciation/depreciation	(1,229,313)	(19,331,753)
Net realized and unrealized gain (loss)	(506,650)	4,194,720
Contributions from advisor	—	2,068
Net increase (decrease) in net assets resulting from operations	$(411,922)	$6,158,882

1  Includes affiliated income from UBS Private Money Market Fund LLC of $319, $113 and $2,261 for UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund, respectively.

70

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Investment income:
Dividends	$5,919,178	$612,217
Interest and other	1,049,898	69,961
Affiliated income	115,378	587
Securities lending[1]	394,758	—
Foreign tax withheld	(270,614)	(1,136)
Total income	7,208,598	681,629
Expenses:
Advisory and administration	4,800,636	138,264
Distribution and service:
Class A	625,685	10,887
Class C	1,593,611	70,471
Transfer agency and related services fees:
Class A	157,331	4,244
Class C	141,625	4,604
Class P	53,494	7,616
Custodian and fund accounting	218,832	54,847
Federal and state registration	48,794	42,701
Professional services	167,809	135,403
Shareholder reports	104,269	13,404
Trustees	91,119	21,557
Other	107,357	29,593
Total expenses	8,110,562	533,591
Fee waivers and/or expense reimbursements by Advisor	—	(306,977)
Net expenses	8,110,562	226,614
Net investment income (loss)	(901,964)	455,015
Net realized gain (loss) on:
Investments in unaffiliated issuers	33,630,713	125,578
Investments in affiliated issuers	4,876,878	—
Futures contracts	12,178,366	(139,469)
Options written	—	—
Swap agreements	318,815	—
Forward foreign currency contracts	10,650,342	506,291
Foreign currency transactions	(101,769)	(7,708)
Net realized gain	61,553,345	484,692
Change in net unrealized appreciation/depreciation on:
Investments	(47,204,531)	(1,085,898)
Futures contracts	(5,879,441)	1,833
Options written	—	—
Swap agreements	(329,960)	—
Forward foreign currency contracts	3,462,344	68,023
Translation of other assets and liabilities denominated in foreign currency	(160,669)	(1,811)
Change in net unrealized appreciation/depreciation	(50,112,257)	(1,017,853)
Net realized and unrealized gain (loss)	11,441,088	(533,161)
Contributions from advisor	—	—
Net increase (decrease) in net assets resulting from operations	$10,539,124	$(78,146)

See accompanying notes to financial statements.
71

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Asset Growth Fund		UBS Dynamic Alpha Fund
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income (loss)	$94,728	$(38,228)	$1,962,094	$1,831,889
Net realized gain	722,663	6,880,013	23,526,473	8,635,591
Change in net unrealized appreciation/depreciation	(1,229,313)	(1,150,890)	(19,331,753)	8,435,879
Contributions from advisor	—	—	2,068	—
Net increase (decrease) in net assets from operations	(411,922)	5,690,895	6,158,882	18,903,359
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	(101,974)	(3,213,694)	(294,356)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	—	(101,974)	(3,213,694)	(294,356)
Class C:
Net investment income	—	—	(1,474,152)	—
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	—	(1,474,152)	—
Class P:
Net investment income	—	(12,725)	(6,858,469)	(198,514)
Net realized gain	—	—	—	—
Total Class P dividends and distributions	—	(12,725)	(6,858,469)	(198,514)
Decrease in net assets from dividends and distributions	—	(114,699)	(11,546,315)	(492,870)
Beneficial interest transactions:
Proceeds from shares sold	5,702,511	1,610,145	167,409,014	77,440,021
Shares issued on reinvestment of dividends and distributions	—	109,407	10,374,472	454,046
Cost of shares redeemed	(11,965,940)	(10,549,189)	(170,803,372)	(79,755,521)
Redemption fees	514	244	3,797	36,393
Net increase (decrease) in net assets resulting from beneficial interest transactions	(6,262,915)	(8,829,393)	6,983,911	(1,825,061)
Increase/(decrease) in net assets	(6,674,837)	(3,253,197)	1,596,478	16,585,428
Net assets, beginning of year	32,268,436	35,521,633	326,472,147	309,886,719
Net assets, end of year	$25,593,599	$32,268,436	$328,068,625	$326,472,147
Accumulated undistributed net investment income (loss)	$85,981	$(12,334)	$6,638,142	$1,688,624

72

The UBS Funds

Financial statements

	UBS Global Allocation Fund		UBS Multi-Asset Income Fund
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income (loss)	$(901,964)	$165,076	$455,015	$1,256,797
Net realized gain	61,553,345	68,508,662	484,692	1,258,798
Change in net unrealized appreciation/depreciation	(50,112,257)	18,116,562	(1,017,853)	1,505,607
Contributions from advisor	—	—	—	32,823
Net increase (decrease) in net assets from operations	10,539,124	86,790,300	(78,146)	4,054,025
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	(4,280,584)	(178,863)	(579,873)
Net realized gain	—	—	(194,660)	(93,081)
Total Class A dividends and distributions	—	(4,280,584)	(373,523)	(672,954)
Class C:
Net investment income	—	(719,266)	(218,163)	(192,209)
Net realized gain	—	—	(429,608)	(38,755)
Total Class C dividends and distributions	—	(719,266)	(647,771)	(230,964)
Class P:
Net investment income	—	(2,051,341)	(359,914)	(605,028)
Net realized gain	—	—	(664,329)	(113,528)
Total Class P dividends and distributions	—	(2,051,341)	(1,024,243)	(718,556)
Decrease in net assets from dividends and distributions	—	(7,051,191)	(2,045,537)	(1,622,474)
Beneficial interest transactions:
Proceeds from shares sold	78,469,043	11,160,079	13,349,222	3,365,992
Shares issued on reinvestment of dividends and distributions	—	6,342,675	1,732,679	1,408,988
Cost of shares redeemed	(197,453,045)	(185,419,667)	(18,599,917)	(42,916,041)
Redemption fees	11,272	8,544	74	1,044
Net increase (decrease) in net assets resulting from beneficial interest transactions	(118,972,730)	(167,908,369)	(3,517,942)	(38,140,017)
Increase/(decrease) in net assets	(108,433,606)	(88,169,260)	(5,641,625)	(35,708,466)
Net assets, beginning of year	612,790,466	700,959,726	23,581,600	59,290,066
Net assets, end of year	$504,356,860	$612,790,466	$17,939,975	$23,581,600
Accumulated undistributed net investment income (loss)	$9,822,635	$(2,857,802)	$(8,011)	$5,324

See accompanying notes to financial statements.
73

UBS Asset Growth Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.34	$7.90	$7.08	$8.36	$6.32
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.00[3]	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(0.16)	1.48	0.98	(0.84)	2.38
Total income (loss) from investment operations	(0.11)	1.48	0.92	(0.90)	2.29
Less dividends/distributions:
From net investment income	—	(0.04)	(0.10)	(0.38)	(0.25)
Net asset value, end of year	$9.23	$9.34	$7.90	$7.08	$8.36
Total investment return[2]	(1.18)%	18.75%	12.98%	(10.38)%	36.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.28%	2.19%	1.90%	1.73%	1.64%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	0.52%	0.05%	(0.73)%	(0.78)%	(1.14)%
Supplemental data:
Net assets, end of year (000's)	$13,370	$22,948	$25,047	$31,337	$50,167
Portfolio turnover rate	84%	112%	49%	109%	33%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.34	$7.90	$7.09	$8.36	$6.32
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.03	(0.04)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	(0.15)	1.47	0.97	(0.83)	2.38
Total income (loss) from investment operations	(0.09)	1.50	0.93	(0.87)	2.31
Less dividends/distributions:
From net investment income	—	(0.06)	(0.12)	(0.40)	(0.27)
Net asset value, end of year	$9.25	$9.34	$7.90	$7.09	$8.36
Total investment return[2]	(0.96)%	19.12%	13.21%	(10.07)%	36.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.05%	1.94%	1.67%	1.51%	1.43%
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.61%	0.30%	(0.48)%	(0.54)%	(0.87)%
Supplemental data:
Net assets, end of year (000's)	$5,709	$1,757	$1,835	$1,949	$1,395
Portfolio turnover rate	84%	112%	49%	109%	33%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

74

UBS Asset Growth Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.29	$7.88	$7.05	$8.34	$6.31
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.11)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	(0.15)	1.47	0.97	(0.83)	2.37
Total income (loss) from investment operations	(0.18)	1.41	0.86	(0.94)	2.22
Less dividends/distributions:
From net investment income	—	—	(0.03)	(0.35)	(0.19)
Net asset value, end of year	$9.11	$9.29	$7.88	$7.05	$8.34
Total investment return[2]	(1.94)%	17.89%	12.15%	(11.00)%	35.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.06%	2.96%	2.67%	2.51%	2.41%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment income (loss)	(0.27)%	(0.72)%	(1.48)%	(1.53)%	(1.89)%
Supplemental data:
Net assets, end of year (000's)	$6,515	$7,564	$8,640	$9,931	$14,989
Portfolio turnover rate	84%	112%	49%	109%	33%

See accompanying notes to financial statements.
75

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.24	$6.82	$6.36	$5.98	$5.92
Income (loss) from investment operations:
Net investment income[1]	0.04	0.05	0.07	0.08	0.06
Net realized and unrealized gain	0.11	0.38	0.50	0.30	0.16
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income from investment operations	0.15	0.43	0.57	0.38	0.22
Less dividends/distributions:
From net investment income	(0.26)	(0.01)	(0.11)	—	(0.16)
Net asset value, end of year	$7.13	$7.24	$6.82	$6.36	$5.98
Total investment return[2]	2.03%[4]	6.31%	9.05%	6.18%	3.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.43%	1.42%	1.43%	1.60%	1.79%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.54%	1.76%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.58%	0.66%	0.98%	1.33%	0.95%
Supplemental data:
Net assets, end of year (000's)	$89,421	$194,185	$208,369	$160,773	$216,297
Portfolio turnover rate	54%	45%	74%	164%	65%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.38	$6.96	$6.48	$6.09	$6.03
Income (loss) from investment operations:
Net investment income[1]	0.06	0.06	0.09	0.10	0.08
Net realized and unrealized gain	0.12	0.39	0.52	0.29	0.16
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income from investment operations	0.18	0.45	0.61	0.39	0.24
Less dividends/distributions:
From net investment income	(0.29)	(0.03)	(0.13)	—	(0.18)
Net asset value, end of year	$7.27	$7.38	$6.96	$6.48	$6.09
Total investment return[2]	2.29%[4]	6.45%	9.29%	6.57%	3.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.20%	1.15%	1.12%	1.28%	1.49%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.10%	1.28%	1.49%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.10%	1.10%	1.07%
Net investment income	0.84%	0.87%	1.25%	1.56%	1.25%
Supplemental data:
Net assets, end of year (000's)	$192,777	$81,168	$48,113	$51,807	$87,743
Portfolio turnover rate	54%	45%	74%	164%	65%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

76

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.81	$6.46	$6.02	$5.71	$5.65
Income (loss) from investment operations:
Net investment income[1]	(0.01)	(0.01)	0.02	0.03	0.01
Net realized and unrealized gain	0.09	0.36	0.48	0.28	0.15
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income from investment operations	0.08	0.35	0.50	0.31	0.16
Less dividends/distributions:
From net investment income	(0.21)	—	(0.06)	—	(0.10)
Net asset value, end of year	$6.68	$6.81	$6.46	$6.02	$5.71
Total investment return[2]	1.21%[4]	5.42%	8.22%	5.60%	2.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.19%	2.18%	2.19%	2.36%	2.55%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.29%	2.51%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income	(0.17)%	(0.09)%	0.24%	0.58%	0.20%
Supplemental data:
Net assets, end of year (000's)	$45,871	$51,119	$53,405	$49,155	$66,349
Portfolio turnover rate	54%	45%	74%	164%	65%

3  Amount represents less than $0.005 per share.

4  During the year ended June 30, 2015 the advisor reimbursed the fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

See accompanying notes to financial statements.
77

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.04	$9.79	$9.12	$10.27	$8.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.02	0.01	(0.00)[3]	0.00[3]
Net realized and unrealized gain (loss)	0.23	1.36	0.88	(0.72)	2.05
Total income (loss) from investment operations	0.23	1.38	0.89	(0.72)	2.05
Less dividends/distributions:
From net investment income	—	(0.13)	(0.22)	(0.43)	(0.44)
Net asset value, end of year	$11.27	$11.04	$9.79	$9.12	$10.27
Total investment return[2]	2.08%	14.20%	9.86%	(6.83)%	23.87%
Ratios to average net assets:
Expenses	1.32%	1.30%	1.28%	1.25%	1.21%
Net investment income (loss)	(0.01)%	0.17%	0.12%	(0.03)%	0.05%
Supplemental data:
Net assets, end of year (000's)	$234,665	$309,296	$377,781	$494,604	$753,750
Portfolio turnover rate	62%	49%	54%	93%	68%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.25	$9.98	$9.30	$10.48	$8.84
Income (loss) from investment operations:
Net investment income[1]	0.03	0.05	0.04	0.03	0.04
Net realized and unrealized gain (loss)	0.23	1.39	0.90	(0.75)	2.07
Total income (loss) from investment operations	0.26	1.44	0.94	(0.72)	2.11
Less dividends/distributions:
From net investment income	—	(0.17)	(0.26)	(0.46)	(0.47)
Net asset value, end of year	$11.51	$11.25	$9.98	$9.30	$10.48
Total investment return[2]	2.31%	14.56%	10.22%	(6.59)%	24.15%
Ratios to average net assets:
Expenses	1.04%	1.00%	0.98%	0.95%	0.92%
Net investment income	0.26%	0.51%	0.44%	0.27%	0.35%
Supplemental data:
Net assets, end of year (000's)	$124,415	$129,417	$127,751	$132,941	$179,875
Portfolio turnover rate	62%	49%	54%	93%	68%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

78

UBS Global Allocation Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.79	$9.55	$8.89	$10.00	$8.42
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)	(0.06)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.22	1.34	0.86	(0.71)	1.99
Total income (loss) from investment operations	0.13	1.28	0.80	(0.78)	1.92
Less dividends/distributions:
From net investment income	—	(0.04)	(0.14)	(0.33)	(0.34)
Net asset value, end of year	$10.92	$10.79	$9.55	$8.89	$10.00
Total investment return[2]	1.20%	13.31%	9.11%	(7.66)%	22.90%
Ratios to average net assets:
Expenses	2.10%	2.08%	2.06%	2.02%	1.99%
Net investment income (loss)	(0.79)%	(0.59)%	(0.65)%	(0.80)%	(0.73)%
Supplemental data:
Net assets, end of year (000's)	$145,277	$174,078	$195,427	$238,054	$348,721
Portfolio turnover rate	62%	49%	54%	93%	68%

See accompanying notes to financial statements.
79

UBS Multi-Asset Income Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,			For the period ended
	2015	2014	2013	June 30, 2012[3]
Net asset value, beginning of year	$10.56	$10.03	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.25	0.28	0.29	0.04
Net realized and unrealized gain (loss)	(0.27)	0.59	0.11	0.01
Net increase from payment by Advisor	—	0.01	—	—
Total income (loss) from investment operations	(0.02)	0.88	0.40	0.05
Less dividends/distributions:
From net investment income	(0.38)	(0.31)	(0.33)	(0.05)
From net realized gains	(0.62)	(0.04)	(0.04)	—
Total dividends/distributions	(1.00)	(0.35)	(0.37)	(0.05)
Net asset value, end of year	$9.54	$10.56	$10.03	$10.00
Total investment return[2]	(0.31)%	8.94%[5]	3.98%	0.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.40%	1.64%	1.76%	2.97%[4]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%[4]
Net investment income	2.48%	2.69%	2.83%	2.32%[4]
Supplemental data:
Net assets, end of year (000's)	$3,102	$15,949	$24,390	$2,743
Portfolio turnover rate	86%	130%	116%	17%

	Class P
	Year ended June 30,			For the period ended
	2015	2014	2013	June 30, 2012[3]
Net asset value, beginning of year	$10.57	$10.03	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.25	0.29	0.31	0.06
Net realized and unrealized gain (loss)	(0.25)	0.61	0.12	(0.01)
Net increase from payment by Advisor	—	0.01	—	—
Total income from investment operations	0.00	0.91	0.43	0.05
Less dividends/distributions:
From net investment income	(0.40)	(0.33)	(0.36)	(0.05)
From net realized gains	(0.62)	(0.04)	(0.04)	—
Total dividends/distributions	(1.02)	(0.37)	(0.40)	(0.05)
Net asset value, end of year	$9.55	$10.57	$10.03	$10.00
Total investment return[2]	(0.07)%	9.32%[5]	4.23%	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.19%	1.17%	1.50%	2.73%[4]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%[4]
Net investment income	2.51%	2.83%	3.01%	3.42%[4]
Supplemental data:
Net assets, end of year (000's)	$8,409	$56	$26,077	$25,118
Portfolio turnover rate	86%	130%	116%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

80

UBS Multi-Asset Income Fund

Financial highlights

	Class C
	Year ended June 30,			For the period ended
	2015	2014	2013	June 30, 2012[3]
Net asset value, beginning of year	$10.56	$10.02	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.16	0.20	0.22	0.03
Net realized and unrealized gain (loss)	(0.27)	0.60	0.10	0.01
Net increase from payment by Advisor	—	0.01	—	—
Total income (loss) from investment operations	(0.11)	0.81	0.32	0.04
Less dividends/distributions:
From net investment income	(0.31)	(0.23)	(0.26)	(0.04)
From net realized gains	(0.62)	(0.04)	(0.04)	—
Total dividends/distributions	(0.93)	(0.27)	(0.30)	(0.04)
Net asset value, end of year	$9.52	$10.56	$10.02	$10.00
Total investment return[2]	(1.13)%	8.26%[5]	3.14%	0.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.17%	2.39%	2.52%	3.81%[4]
Expenses after fee waivers and/or expense reimbursement	1.70%	1.70%	1.70%	1.70%[4]
Net investment income	1.58%	1.91%	2.09%	1.82%[4]
Supplemental data:
Net assets, end of year (000's)	$6,429	$7,577	$8,824	$1,164
Portfolio turnover rate	86%	130%	116%	17%

3  For the period April 25, 2012 (commencement of operations) through June 30, 2012.

4  Annualized.

5  During the year ended June 30, 2014, the Advisor reimbursed the Fund for a trading error in the amount of $32,823. If payment from Advisor was not made, total return would have been 8.84%, 8.16% and 9.22% for Class A, C and P, respectively.

See accompanying notes to financial statements.
81

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Multi-Asset Income Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class P shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those

82

The UBS Funds

Notes to financial statements

holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

83

The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11") to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective

84

The UBS Funds

Notes to financial statements

for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2015, a Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2015, except forward foreign currency contracts for UBS Multi-Asset Income Fund for which average volume during the year was lower than year end.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2015 is as follows:

Asset derivatives[1]
	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts	$12,878	$27,496	$40,374
Liability derivatives[2]
	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts	$(291,947)	$(15,643)	$(307,590)

1  Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

2  Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

85

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2015, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Net realized gain (loss)[1]
Futures contracts	$35,313	$1,595,294	$(969,978)	$660,629
Change in net unrealized appreciation/depreciation[2]
Futures contracts	1,693	(399,511)	(57,549)	(455,367)

1  Statement of operations location: Net realized gain (loss) on futures contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts.

Asset derivatives1

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$—	$—	$2,081,309	$2,081,309
Futures contracts	514,857	289,475	—	—	804,332
Options purchased	—	2,852,700	—	—	2,852,700
Swap agreements	5,499,919	—	22,784	—	5,522,703
Total value	$6,014,776	$3,142,175	$22,784	$2,081,309	$11,261,044

Liability derivatives2

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$—	$—	$(1,030,605)	$(1,030,605)
Futures contracts	(343,987)	(2,046,350)	—	—	(2,390,337)
Options written	—	(1,586,225)	—	—	(1,586,225)
Swap agreements	(5,147,588)	—	(142,266)	—	(5,289,854)
Total value	$(5,491,575)	$(3,632,575)	$(142,266)	$(1,030,605)	$(10,297,021)

1  In the Statement of assets and liabilities, options purchased are shown within Investments of unaffiliated issuers, at value, outstanding swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

2  In the Statement of assets and liabilities, options written and outstanding swap agreements are shown within options written, at value and outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

86

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2015, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$18,511,350	$18,511,350
Futures contracts	(1,449,610)	8,750,425	—	—	7,300,815
Options purchased[2]	(24,925)	4,799	(10,370)	—	(30,496)
Options written	—	823,563	—	—	823,563
Swap agreements	127,885	—	(2,038,159)	—	(1,910,274)
Total net realized gain (loss)	$(1,346,650)	$9,578,787	$(2,048,529)	$18,511,350	$24,694,958
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$3,824,556	$3,824,556
Futures contracts	(170,845)	(2,175,661)	—	—	(2,346,506)
Options purchased	—	322,126	5,956	—	328,082
Options written	—	(1,216,762)	—	—	(1,216,762)
Swap agreements	(472,544)	—	(384,401)	—	(856,945)
Total change in net unrealized appreciation/depreciation	$(643,389)	$(3,070,297)	$(378,445)	$3,824,556	$(267,575)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives1

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$—	$—	$1,886,946	$1,886,946
Futures contracts	28,189	367,988	—	—	396,177
Options purchased	—	2,151,445	—	—	2,151,445
Swap agreements	—	—	1,674,504	—	1,674,504
Total value	$28,189	$2,519,433	$1,674,504	$1,886,946	$6,109,072

87

The UBS Funds

Notes to financial statements

Liability derivatives2

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$—	$—	$(1,247,431)	$(1,247,431)
Futures contracts	(506,936)	(3,589,091)	—	—	(4,096,027)
Total value	$(506,936)	$(3,589,091)	$—	$(1,247,431)	$(5,343,458)

1  In the Statement of assets and liabilities, options purchased are shown within Investments of unaffiliated issuers, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.

2  In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended June 30, 2015, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$10,650,342	$10,650,342
Futures contracts	3,614,207	8,564,159	—	—	12,178,366
Options purchased[2]	—	2,529,503	—	—	2,529,503
Swap agreements	—	—	318,815	—	318,815
Total net realized gain	$3,614,207	$11,093,662	$318,815	$10,650,342	$25,677,026
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$3,462,344	$3,462,344
Futures contracts	(1,375,739)	(4,503,702)	—	—	(5,879,441)
Options purchased[2]	—	(847,584)	—	—	(847,584)
Swap agreements	—	—	(329,960)	—	(329,960)
Total change in net unrealized appreciation/depreciation	$(1,375,739)	$(5,351,286)	$(329,960)	$3,462,344	$(3,594,641)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives1

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts	$—	$—	$27,535	$27,535
Futures contracts	659	18,853	—	19,512
Total value	$659	$18,853	$27,535	$47,047

88

The UBS Funds

Notes to financial statements

Liability derivatives2

	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts	$—	$(1,257)	$(1,257)
Futures contracts	(26,949)	—	(26,949)
Total value	$(26,949)	$(1,257)	$(28,206)

1  In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

2  In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended June 30, 2015, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$506,291	$506,291
Futures contracts	(155,138)	15,669	—	(139,469)
Total net realized gain (loss)	$(155,138)	$15,669	$506,291	$366,822
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$68,023	$68,023
Futures contracts	9,634	(7,801)	—	1,833
Total change in net unrealized appreciation/depreciation	$9,634	$(7,801)	$68,023	$69,856

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts unless otherwise noted.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

89

The UBS Funds

Notes to financial statements

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

UBS Dynamic Alpha Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	2,081,309	(1,030,605)
Futures contracts[1]	804,332	(2,390,337)
Options purchased	2,852,700	—
Options written	—	(1,586,225)
Swap agreements	5,522,703	(5,289,854)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	11,261,044	(10,297,021)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(3,657,032)	3,976,562
Total gross amount of assets and liabilities subject to MNA or similar agreements	7,604,012	(6,320,459)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)*	Net amount of assets ($)
CIBC	741,929	(741,929)	—	—
CITI	2,077	(2,077)	—	—
GSI	5,499,919	(21,072)	—	5,478,847
JPMCB	22,804	(22,804)	—	—
SSB	1,337,283	(69,074)	—	1,268,209
Total	7,604,012	(856,956)	—	6,747,056
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)*	Net amount of liabilities ($)
BB	(1,848)	—	—	(1,848)
CIBC	(768,914)	741,929	—	(26,985)
CITI	(9,994)	2,077	—	(7,917)
DB	(5,147,588)	—	5,147,588	—
GSI	(21,072)	21,072	—	—
JPMCB	(189,585)	22,804	—	(166,781)
MSCI	(112,384)	—	—	(112,384)
SSB	(69,074)	69,074	—	—
Total	(6,320,459)	856,956	5,147,588	(315,915)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or a combination of both.

90

The UBS Funds

Notes to financial statements

UBS Global Allocation Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,886,946	(1,247,431)
Futures contracts[1]	396,177	(4,096,027)
Options purchased	2,151,445	—
Swap agreements[1]	1,674,504	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	6,109,072	(5,343,458)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(4,222,126)	4,096,027
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,886,946	(1,247,431)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
DB	112,059	(112,059)	—	—
GSI	43,745	—	—	43,745
HSBC	260,902	(260,902)	—	—
JPMCB	47,723	(47,723)	—	—
MSCI	278,219	(140,368)	—	137,851
SSB	1,144,298	(240,969)	—	903,329
Total	1,886,946	(802,021)	—	1,084,925
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
CIBC	(45,850)	—	—	(45,850)
DB	(263,504)	112,059	—	(151,445)
HSBC	(446,319)	260,902	—	(185,417)
JPMCB	(110,421)	47,723	—	(62,698)
MSCI	(140,368)	140,368	—	—
SSB	(240,969)	240,969	—	—
Total	(1,247,431)	802,021	—	(445,410)

UBS Multi-Asset Income Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	27,535	(1,257)
Futures contracts[1]	19,512	(26,949)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	47,047	(28,206)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(19,512)	26,949
Total gross amount of assets and liabilities subject to MNA or similar agreements	27,535	(1,257)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

91

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
JPMCB	27,535	(1,257)	—	26,278
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
JPMCB	(1,257)	1,257	—	—

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include move-

92

The UBS Funds

Notes to financial statements

ment in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by a Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to a Fund, normally 15 to 45 days later. Beginning on the date a Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect

93

The UBS Funds

Notes to financial statements

against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Funds utilize currency swaps to earn income and enhance returns as well as to manage the risk profile of the Funds. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate issues—buy protection" and "Credit default swaps on corporate issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

94

The UBS Funds

Notes to financial statements

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these

95

The UBS Funds

Notes to financial statements

contracts is limited to the number of put option contracts written and the related strike prices, respectively. The maximum payout for UBS Dynamic Alpha Fund's written put options is $57,615,426 at June 30, 2015.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

L. Dividends and distributions: It is each Fund's (except UBS Multi-Asset Income Fund) policy to distribute its respective net investment income and net capital gains, if any, annually. Income dividends are normally declared and paid by UBS Multi-Asset Income Fund monthly and net realized capital gains, if any, are declared and distributed at least semi-annually, usually in September and December. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price

96

The UBS Funds

Notes to financial statements

and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to a Fund. For the year ended June 30, 2015, the following Fund recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$2,874

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2015, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. Effective August 3, 2015, for purchases of shares on or after that date, the redemption fee will be eliminated.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Asset Growth Fund	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%
UBS Global Allocation Fund	0.800	0.750	0.700	0.675	0.650	0.630	0.610

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%
UBS Multi-Asset Income Fund	0.590	0.590	0.590	0.590	0.590	0.590

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund, UBS Asset Growth Fund, and UBS Multi-Asset Income Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2015 were as follows:

97

The UBS Funds

Notes to financial statements

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Asset Growth Fund	1.40%	2.15%	1.15%	$(7,958)	$264,820	$249,464
UBS Dynamic Alpha Fund	1.35	2.10	1.10	159,418	2,751,653	287,501
UBS Global Allocation Fund	1.35	2.10	1.10	302,650	4,385,981	—
UBS Multi-Asset Income Fund	0.95	1.70	0.70	(41,502)	122,636	306,977

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the year ended June 30, 2015 are subject to repayment through June 30, 2018. At June 30, 2015, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2016	Expires June 30, 2017	Expires June 30, 2018
UBS Asset Growth Fund—Class A	$466,699	$142,026	$185,685	$138,988
UBS Asset Growth Fund—Class C	175,795	49,000	63,371	63,424
UBS Asset Growth Fund—Class P	69,612	8,723	13,837	47,052
UBS Dynamic Alpha Fund—Class A	364,113	137,169	148,450	78,494
UBS Dynamic Alpha Fund—Class C	127,691	43,675	40,482	43,534
UBS Dynamic Alpha Fund—Class P	203,220	9,404	28,343	165,473
UBS Multi-Asset Income Fund—Class A	322,595	127,379	132,279	62,937
UBS Multi-Asset Income Fund—Class C	209,740	47,130	59,142	103,468
UBS Multi-Asset Income Fund—Class P	446,603	210,194	95,837	140,572

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2015, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Asset Growth Fund	$3,419	$20,962
UBS Dynamic Alpha Fund	42,118	243,471
UBS Global Allocation Fund	65,435	414,655
UBS Multi-Asset Income Fund	2,358	15,628

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2015 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at June 30, 2015 and for the year ended have been included near the end of each Fund's Portfolio of investments.

98

The UBS Funds

Notes to financial statements

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2015 and for the year ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2015, were as follows:

Fund	UBS AG
UBS Global Allocation Fund	$438
UBS Multi-Asset Income Fund	24

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Asset Growth Fund	0.25%	1.00%
UBS Dynamic Alpha Fund	0.25	1.00
UBS Global Allocation Fund	0.25	1.00
UBS Multi-Asset Income Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C.

99

The UBS Funds

Notes to financial statements

At June 30, 2015, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2015, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Asset Growth Fund—Class A	$2,928	$3,508
UBS Asset Growth Fund—Class C	5,709	37
UBS Dynamic Alpha Fund—Class A	18,939	36,543
UBS Dynamic Alpha Fund—Class C	39,420	414
UBS Global Allocation Fund—Class A	50,401	27,078
UBS Global Allocation Fund—Class C	125,653	549
UBS Multi-Asset Income Fund—Class A	657	3,894
UBS Multi-Asset Income Fund—Class C	5,531	234

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Asset Growth Fund	$5,453
UBS Global Allocation Fund	154,533
UBS Dynamic Alpha Fund	86,488
UBS Multi-Asset Income Fund	9,542

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. A Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in a Fund's Portfolio of investments. In addition, UBS Dynamic Alpha Fund and UBS Global Allocation Fund received US government agency securities as collateral with a market

100

The UBS Funds

Notes to financial statements

value of $12,413,780 and $1,669,682, respectively, which cannot be resold. The value of loaned securities and related collateral at June 30, 2015 was as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Asset Growth Fund	$4,717,139	$4,817,108	$4,817,108
UBS Dynamic Alpha Fund	13,676,900	13,972,218	1,558,438
UBS Global Allocation Fund	24,252,961	24,800,940	23,131,258

6. Purchases and sales of securities

For the year ended June 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Asset Growth Fund	$10,838,559	$11,868,176
UBS Dynamic Alpha Fund	123,006,006	104,333,475
UBS Global Allocation Fund	229,649,432	276,220,016
UBS Multi-Asset Income Fund	16,582,747	21,224,554

For the year ended June 30, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$20,690,444	$20,013,117
UBS Multi-Asset Income Fund	648,351	594,680

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015			2014
Fund	Distributions paid from net long-term gains	Distributions paid from ordinary income	Total distributions paid	Distributions paid from net long-term gains	Distributions paid from ordinary income	Total distributions paid
UBS Asset Growth Fund	$—	$—	$—	$—	$114,699	$114,699
UBS Dynamic Alpha Fund	—	11,546,315	11,546,315	—	492,870	492,870
UBS Global Allocation Fund	—	—	—	—	7,051,191	7,051,191
UBS Multi-Asset Income Fund	508,605	1,536,932	2,045,537	245,364	1,377,110	1,622,474

101

The UBS Funds

Notes to financial statements

At June 30, 2015 the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed long-term gains	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Asset Growth Fund	$—	$85,940	$(24,533,387)	$(496,148)	$(24,943,595)
UBS Dynamic Alpha Fund	—	6,562,366	(352,856,735)	(27,295,817)	(373,590,186)
UBS Global Allocation Fund	—	10,547,874	(954,257,705)	9,065,060	(934,644,771)
UBS Multi-Asset Income Fund	39,950	240,343	—	(633,300)	(353,007)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2015 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Asset Growth Fund	$3,587	$(3,587)	$—
UBS Dynamic Alpha Fund	14,533,739	(14,533,739)	—
UBS Global Allocation Fund	13,582,401	(10,814,546)	(2,767,855)
UBS Multi-Asset Income Fund	288,590	(288,590)	—

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At June 30, 2015, the Funds had no post-enactment net capital losses.

At June 30, 2015, the following Funds had pre-enactment net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Asset Growth Fund	$11,720,453	$9,543,610	$3,269,324
UBS Dynamic Alpha Fund	103,495,364	202,927,795	46,428,719
UBS Global Allocation Fund	91,445,433	862,762,158	—

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

During the fiscal year ended June 30, 2015, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Asset Growth Fund	$578,746
UBS Dynamic Alpha Fund	10,043,435
UBS Global Allocation Fund	46,293,481

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as

102

The UBS Funds

Notes to financial statements

of June 30, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2015, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year period ended June 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the year ended June 30, 2015.

9. Shares of beneficial interest

For the year ended June 30, 2015, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Asset Growth Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	34,459	$319,883	30,223	$283,110	545,878	$5,099,518
Shares repurchased	(1,041,774)	(9,722,330)	(129,143)	(1,171,762)	(116,706)	(1,071,848)
Redemption fees	—	299	—	129	—	86
Net increase (decrease)	(1,007,315)	$(9,402,148)	(98,920)	$(888,523)	429,172	$4,027,756

UBS Dynamic Alpha Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,653,702	$19,233,695	327,387	$2,236,501	19,709,662	$145,938,818
Shares repurchased	(17,334,381)	(125,723,664)	(1,147,281)	(7,836,630)	(5,042,353)	(37,243,078)
Dividends reinvested	404,482	2,871,827	176,586	1,179,595	875,769	6,323,050
Redemption fees	—	1,269	—	614	—	1,914
Net increase (decrease)	(14,276,197)	$(103,616,873)	(643,308)	$(4,419,920)	15,543,078	$115,020,704

103

The UBS Funds

Notes to financial statements

UBS Global Allocation Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,219,630	$13,777,786	98,989	$1,087,450	5,659,081	$63,603,807
Shares repurchased	(8,400,345)	(93,015,757)	(2,933,162)	(31,943,506)	(6,352,786)	(72,493,782)
Redemption fees	—	5,031	—	3,244	—	2,997
Net decrease	(7,180,715)	$(79,232,940)	(2,834,173)	$(30,852,812)	(693,705)	$(8,886,978)

UBS Multi-Asset Income Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	38,574	$386,549	16,894	$168,263	1,230,464	$12,794,410
Shares repurchased	(1,256,402)	(13,045,524)	(108,452)	(1,081,669)	(448,347)	(4,472,724)
Dividends reinvested	33,175	330,973	48,993	483,210	93,150	918,496
Redemption fees	—	13	—	25	—	36
Net increase	(1,184,653)	$(12,327,989)	(42,565)	$(430,171)	875,267	$9,240,218

*  Effective July 28, 2014, Class Y shares were renamed Class P shares.

For the year ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Asset Growth Fund

	Class A		Class C		Class Y*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	124,121	$1,088,605	36,491	$315,049	23,991	$206,491
Shares repurchased	(851,961)	(7,260,277)	(319,502)	(2,696,467)	(69,753)	(592,445)
Dividends reinvested	11,634	96,682	—	—	1,535	12,725
Redemption fees	—	174	—	57	—	13
Net decrease	(716,206)	$(6,074,816)	(283,011)	$(2,381,361)	(44,227)	$(373,216)

UBS Dynamic Alpha Fund

	Class A		Class C		Class Y*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,599,284	$32,454,724	1,216,225	$8,057,242	5,081,730	$36,928,055
Shares repurchased	(8,360,195)	(59,064,240)	(1,982,672)	(13,239,060)	(1,033,768)	(7,452,221)
Dividends reinvested	36,239	256,205	—	—	27,477	197,841
Redemption fees	—	24,290	—	6,281	—	5,822
Net increase (decrease)	(3,724,672)	$(26,329,021)	(766,447)	$(5,175,537)	4,075,439	$29,679,497

104

The UBS Funds

Notes to financial statements

UBS Global Allocation Fund

	Class A		Class C		Class Y*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	492,266	$5,100,774	142,668	$1,450,604	431,301	$4,608,701
Shares repurchased	(11,455,365)	(119,301,996)	(4,526,645)	(46,006,971)	(1,900,921)	(20,110,700)
Dividends reinvested	380,019	3,895,196	65,888	662,837	171,107	1,784,642
Redemption fees	—	4,463	—	2,406	—	1,675
Net decrease	(10,583,080)	$(110,301,563)	(4,318,089)	$(43,891,124)	(1,298,513)	$(13,715,682)

UBS Multi-Asset Income Fund

	Class A		Class C		Class Y*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	268,384	$2,745,006	60,782	$620,986	—	$—
Shares repurchased	(1,240,796)	(12,716,153)	(240,542)	(2,480,987)	(2,664,613)	(27,718,901)
Dividends reinvested	50,239	515,133	17,117	175,299	70,450	718,556
Redemption fees	—	408	—	169	—	467
Net decrease	(922,173)	$(9,455,606)	(162,643)	$(1,684,533)	(2,594,163)	$(26,999,878)

*  Effective July 28, 2014, Class Y shares were renamed Class P shares.

10. Contribution from Advisor

During the year ended June 30, 2015 the Advisor reimbursed UBS Dynamic Alpha Fund for a trading error in the amount of $2,068.
105

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Multi-Asset Income Fund (four of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Multi-Asset Income Fund at June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2015

106

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

107

The UBS Funds

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 4 and 5, 2015 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 26, 2015, June 4, 2015 and June 5, 2015, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds.

108

The UBS Funds

Board approval of investment advisory agreements (unaudited)

After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS U.S. Defensive Equity Fund and UBS Fixed Income Opportunities Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that the Fund's defensive strategy was the primary reason for the Fund's underperformance as compared to its peer universe. The Advisor noted that the options overlay strategy for the Fund, which reduced the volatility profile of the Fund, detracted from the Fund's performance. The Advisor stated the options overlay strategy should benefit the Fund's relative performance when the U.S. equity market experiences a down turn.

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Fund's weaker relative performance as compared to its peer universe was attributable to its corporate credit exposure in both investment grade and high yield debt, where overall hedging strategies and security selection within the energy sector detracted from results. The Advisor also noted that the Fund's net short duration positioning was not rewarded as yield generally declined over the period. The Advisor did note that the Fund continued to deliver returns with minimal correlation to traditional fixed income markets, as well as many of its unconstrained fixed income peer funds.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS U.S. Small Cap Growth Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of

109

The UBS Funds

Board approval of investment advisory agreements (unaudited)

each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group, except for UBS Global Allocation Fund and UBS U.S. Small Cap Growth Fund.

The Board first discussed the management fee and expenses of the UBS Global Allocation Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS Global Allocation Fund were each slightly higher than the fees and expenses of several of the funds in its Lipper expense group. The Advisor noted that a reduction in the UBS Global Allocation Fund's assets was a main driver to the Fund's relative lower rankings. The Board, however, noted the Fund's management fee and total expenses were closer to the medians of its Lipper expense group than such fee and expenses were last year. The Board determined that the management fee and expenses were each reasonable considering that neither the management fee nor the Fund's total expenses were significantly higher than the respective Lipper expense group medians. The Board will continue to monitor the Fund's peers and expenses.

The Board then discussed the management fee of the UBS Dynamic Alpha Fund. It was noted that the actual management fee of UBS Dynamic Alpha Fund was higher than the median of the Fund's Lipper expense group. The Board noted that while the UBS Dynamic Alpha Fund's actual management fee was higher than the median of the Fund's Lipper expense group, the Fund's total expenses were less than the median of the Fund's Lipper expense group, resulting in the total cost to investors being very competitive. The Advisor also noted that the UBS Dynamic Alpha Fund was included in a brand new Lipper peer group category. The Advisor stated that as the new category matures, the rankings of the Fund will become more conclusive.

The Advisor next addressed the management fee of the UBS Core Plus Bond Fund. The Advisor noted that while the contractual management fee of the UBS Core Plus Bond Fund was higher than the median of the Fund's Lipper expense group, the Fund compared very favorable to its Lipper peers with respect to its actual management fee and total expenses. The UBS Core Plus Bond Fund placed in the first quintile of its Lipper expense group for both its actual management fee and total expenses.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS U.S. Small Cap Growth Fund were each higher than the medians in its Lipper expense group. The Advisor noted that a new fee waiver and expense cap arrangement was approved for the Fund effective March 27, 2015, that provides for a higher level of fees waived and expenses reimbursed by the Advisor. The Advisor reported that under this new arrangement, the actual management fee and total expenses for the UBS U.S. Small Cap Growth Fund are each expected to be lower than the medians of the Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided

110

The UBS Funds

Board approval of investment advisory agreements (unaudited)

information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Asset Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

111

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 57 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

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The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 62 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 80 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

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The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 64 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

114

The UBS Funds

Trustee and officer information (unaudited)

Interested Trustee:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
E. Blake Moore, Jr.; 57[2]*	Interested Trustee	Since June 2015	Mr. Moore is a Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since March 2015).
			Mr. Moore is a member of the UBS Global Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Global Asset Management in March 2015, Mr. Moore was EVP Head of Distribution at Mackenzie Investments in Canada for over three years. Before this, Mr. Moore spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, Mr. Moore served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.	Mr. Moore is a director or trustee of three investment companies (consisting of 30 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

115

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global AM—Americas region. Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 51	President	Since 2010

Mr. Carver is a managing director and head of product development and management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas fund treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

116

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 57	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Cindy Lee*, 40	Vice President and Assistant Treasurer	Since November 2014

Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

117

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 31	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

118

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2015, the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

Fund	Foreign tax credit
UBS Multi-Asset Income Fund	$8,429

For the year ended June 30, 2015, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Fund	Direct US Treasury obligations
UBS Asset Growth Fund	0.65%
UBS Global Allocation Fund	9.16
UBS Multi-Asset Income Fund	7.36

Shareholders should not use the above information to prepare their tax returns. Since the Funds fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2015. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

119

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1196

UBS Equity
Funds

June 30, 2015

The UBS Funds—Equities

Annual Report

President's letter	1
Market commentary	3
Equity Funds
UBS Equity Long-Short Multi-Strategy Fund	4
UBS Global Sustainable Equity Fund	24
UBS U.S. Defensive Equity Fund	32
UBS U.S. Equity Opportunity Fund	45
UBS U.S. Large Cap Equity Fund	53
UBS U.S. Small Cap Growth Fund	62
Explanation of expense disclosure	72
Statement of assets and liabilities	76
Statement of operations	80
Statement of changes in net assets	82
Statement of cash flows	86
Financial highlights	88
Notes to financial statements	100
Report of independent registered public accounting firm	120
General information	121
Board approval of investment advisory agreements	122
Trustee and officer information	126
Federal tax information	133

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President's letter

August 14, 2015

Dear Shareholder,

In my last letter, I wrote about the building forward momentum of the US economy against a backdrop of economic weakness outside the United States. Since I last wrote to you, the rise of two economic themes has begun to cast a shadow on the global growth story. The first of these, the continuing Greek debt crisis, appears to be on the road to resolution after an agreement was reached in July between the Greek government and its creditors. Although the risk of Greece's exit from the eurozone is somewhat reduced, substantial political and economic challenges remain. While the news of an agreement has brought relief to global markets, it is disconcerting to consider that the future of the European project has not been in such peril since the introduction of the euro in 1999.

Turning to a development that is decidedly less settled, Chinese equity markets have seen some spectacular declines in recent months, raising questions about the durability of the world's second-largest economy. The Shanghai composite index hit a high of 5,166 on June 12, before falling 30% in just three weeks. Taken together, over $3 trillion of value has been wiped away from the Shanghai and Shenzhen exchanges in a matter of weeks. China's economy grew at its slowest pace since 1990 last year, and early indicators suggest that the economy has weakened further so far into 2015. While investor confidence in China has been understandably shaken, it remains to be seen what effect these headwinds may have outside of the country.

In this global investment landscape of debt crises and shaken confidence, partnering with a knowledgeable asset manager, such as UBS Global Asset Management, can help investors avoid potential pitfalls on the path to reaching their long-term financial goals. As we continue to review the UBS family of funds with an eye toward an ever-changing investment landscape, we remain committed to providing a diverse range of solutions that can be used to create a comprehensive investment plan. Core funds—such as UBS US Large Cap Equity Fund—are the foundation on which many investors build their portfolios. Driven by fundamental research and long-term perspective, these funds used disciplined approaches that time and experience have shown can lead to successful outcomes, despite shorter-term market fluctuations and shocks.

Furthermore, we believe that flexible investment solutions can strengthen an investment plan against market shocks and declines. In this spirit, UBS Global Asset Management provides flexibly managed funds to help create well-balanced, globally diversified portfolios. In our view, flexible funds that may be less correlated to market trends and have multiple sources of revenue are an important component of a comprehensive investment plan. Many of the funds in the UBS family—such as UBS Dynamic Alpha Fund—are designed to achieve consistent returns with less reliance on favorable market conditions. When included in a comprehensive investment plan, these funds act as ballast during volatile market conditions and may have the effect of smoothing a portfolio's performance over time. As we have seen in the first half of 2015, market shocks can take any number of forms and can originate in any corner of the world. In today's market environment, we believe it is crucial that investors diversify their holdings within the context of a carefully considered plan. When combined in the context of such a plan, UBS Global Asset Management's foundational and flexible funds can assist investors in obtaining peace of mind while looking toward the future.

President's letter

In my correspondence over the years, I have written at considerable length about the importance of having a sound investment plan. Creating an investment plan with a knowledgeable financial advisor is an opportunity to envision the future that you would like to have, while being cognizant of the potential challenges that lie ahead. At UBS Global Asset Management, we believe that in managing our funds we create more than investment returns: we help our clients achieve their goals. As we continue to evolve our funds to provide stable returns in a variety of market conditions, we rely on our firm's client-oriented culture to guide everything we do. With over 30 years of experience in active investment management, UBS Global Asset Management is ready to serve you with our family of funds and knowledgeable professionals as we look toward the future, a future we create together.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

The markets in review

Global growth generally improves

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 4.3% seasonally adjusted annualized rate during the third quarter of 2014. GDP growth then moderated to 2.1% during the fourth quarter and 0.6% for the first quarter of 2015, partially due to severe winter weather in parts of the country. However, the economy then improved, as the Commerce Department's initial estimate for second quarter GDP was 2.3%.1

The US Federal Reserve Board largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. (The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.) However, at the Fed's meeting in October 2014, it said that it had concluded its asset purchase program, also known as quantitative easing. At its March 2015 meeting, the Fed said that it "... anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term." Finally, at the central bank's meeting that concluded in June 2015, the Fed said that it "...currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run."

In terms of the global economy, the International Monetary Fund's ("IMF") July 2015 World Economic Outlook Update, released after the reporting period ended, said "A setback to activity in the first quarter of 2015, mostly in North America, has resulted in a small downward revision to global growth for 2015 relative to the April 2015 World Economic Outlook. Nevertheless, the underlying drivers for a gradual acceleration in economic activity in advanced economies—easy financial conditions, more neutral fiscal policy in the euro area, lower fuel prices, and improving confidence and labor market conditions—remain intact." The IMF projects that 2015 growth in the eurozone will be 1.5%, versus 0.8% in 2014. Japan's economy is expected to expand 0.8% in 2015, an improvement from the 0.1% contraction in 2014. In contrast, the IMF sees growth in emerging market countries decelerating in 2015, with GDP of 4.2% compared to 4.6% in 2014.

US equities post superior results

While it experienced several setbacks, the US equity market generated solid results during the reporting period. Investor sentiment was challenged at times given some mixed global economic data and corporate profit figures, as well as numerous geopolitical issues. All told, the US stock market, as measured by the S&P 500 Index,2 gained 7.42% for the 12 months ended June 30, 2015. In contrast, international equities produced weak results, as they were dragged down by growth concerns, fluctuating oil prices and, most recently, the escalating crisis in Greece. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 4.22% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 5.12% over the same period.

1  Based on the Commerce Department's initial estimate announced on July 30, 2015, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS Equity Long-Short Multi-Strategy Fund (the "Fund") gained 8.46% (Class A shares gained 2.53% after the deduction of the maximum sales charge), while Class P shares gained 8.76%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.02% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return and outperformed the Index during the 12 months ended June 30, 2015. The Fund invested in three distinct investment "sleeves" during the reporting period: US fundamental long-short, global equity opportunity long-short and global equity long-short. All three sleeves contributed to the Fund's performance during the reporting period.

During the 12-month period, the sleeves in which the Fund invests used derivative instruments for efficient portfolio and risk management purposes. Currency forwards were used to hedge the Fund's currency exposure. Swaps were used on individual stocks to gain exposure to shares in a more efficient manner. The use of these derivatives was successful in helping manage both the portfolio and risk within the sleeves.

Portfolio performance summary1

What worked

•  Overall, the US fundamental long-short sleeve contributed to performance during the reporting period.

  – At the stock level, the sleeve had strong contributions from its long position in Chimerix, a biopharmaceutical company that develops antiviral therapeutics; Freescale Semiconductor, a producer of embedded processing semiconductors and related solutions; and Hospira, a pharmaceutical and medication delivery company. Hospira was up strongly in early February following a take-over bid by Pfizer. The Fund no longer holds Freescale Semiconductor and Hospira.

  – The sectors within the sleeve that added the most value were health care, information technology and consumer discretionary.

•  In aggregate, the global equity opportunity long-short sleeve was beneficial for performance.

  – The sleeve's long positions in HCA, Aetna and Anthem added the most value during the reporting period. HCA operates hospitals in the US and the UK, while Aetna and Anthem are providers of health care benefits.

  – The best performing sectors within the sleeve were health care, industrials, energy and consumer discretionary.

  – From a country perspective, the sleeve's allocations to the US, UK, Finland, France and Canada were the most beneficial during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Equity Long-Short Multi-Strategy Fund

•  Overall, the global equity long-short sleeve was beneficial for performance.

  – The sleeve's short positions in energy companies Pacific Rubiales Energy, a firm that explores, develops and produces oil, and Athabasca Oil Corp., a developer of oil sands in Canada, added the most value. A former long position in Frontline, an owner of a fleet of large crude carriers, contributed to results as well.

  – The best performing sectors within the sleeve were energy, industrials and health care.

  – From a country perspective, the sleeve's allocations to the US, Norway, Italy and the UK were the most beneficial during the reporting period.

What didn't work

•  Certain strategies in the US fundamental long-short sleeve detracted from performance.

  – The sleeve's long positions in Micron, a producer of semiconductor devices, and Hertz, an operator of car and equipment rental centers, detracted from performance. A short position in Electronic Arts, a developer and distributor of branded interactive entertainment software, was negative for results as well.

  – The sleeve's allocation to the energy and industrials sectors detracted from performance during the reporting period.

•  Several positions in the global equity opportunity long-short sleeve dragged on performance.

  – The sleeve's long positions in Acciona, a developer of renewable energy, civil infrastructure, water treatment and desalination; BG Group, an integrated natural gas company; and Royal Dutch Shell, an oil company, were the largest individual detractors from results. We no longer hold Royal Dutch Shell.

  – Allocations to the telecommunication services and utilities sectors were negative for performance.

  – In terms of countries, the sleeve's allocations to Spain and Japan were the largest detractors from results.

•  Certain positions in the global long-short sleeve detracted from performance.

  – The sleeve's long positions in several energy-related companies—such as Lightstream Resources, a light oil exploration and production firm; Paramount Resources, a firm that explores and develops oil and natural gas; and independent natural gas producer Perpetual Energy—detracted from performance over the reporting period. The position in Lightstream Resources was sold before the end of the reporting period.

  – The sleeve's allocation to the information technology and materials sectors detracted from performance during the reporting period.

  – In terms of countries, the sleeve's allocations to Turkey, France and Japan were the largest detractors.

UBS Equity Long-Short Multi-Strategy Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Equity Long-Short Multi-Strategy Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	8.46%	2.39%	2.39%
Class C3	7.61	1.63	1.63
Class P4	8.76	2.66	2.66
After deducting maximum sales charge
Class A2	2.53%	1.24%	1.24%
Class C3	6.61	1.63	1.63
Citigroup Three-Month US Treasury Bill Index[5]	0.02%	0.06%	0.06%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—6.31% and 4.07%; Class C—6.46% and 4.87%; Class P—5.48% and 3.89%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Equity Long-Short Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Equity Long-Short Multi-Strategy Fund Class A and Class P shares versus the Citigroup Three-Month US Treasury Bill Index from June 30, 2010, which is the inception date of the two classes, through June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
Allergan PLC	1.6%
Check Point Software Technologies Ltd.	1.4
Novartis AG	1.1
HCA Holdings, Inc.	1.1
Chimerix, Inc.	1.0
Celgene Corp.	0.9
Philip Morris International, Inc.	0.9
UnitedHealth Group, Inc.	0.9
Citigroup, Inc.	0.9
US Bancorp	0.9
Total	10.7%

1  Only long positions are considered for top ten holdings.

UBS Equity Long-Short Multi-Strategy Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Common stocks
Aerospace & defense	0.72%
Air freight & logistics	0.20
Airlines	0.76
Auto components	1.24
Automobiles	0.98
Banks	6.05
Beverages	1.09
Biotechnology	5.21
Building products	0.47
Capital markets	1.25
Chemicals	1.74
Communications equipment	0.39
Construction & engineering	0.31
Construction materials	0.36
Consumer finance	1.34
Containers & packaging	0.34
Diversified financial services	0.34
Diversified telecommunication services	0.67
Electric utilities	0.68
Electrical equipment	0.17
Electronic equipment, instruments & components	1.98
Energy equipment & services	0.82
Food & staples retailing	1.14
Food products	2.18
Gas utilities	0.26
Health care equipment & supplies	0.95
Health care providers & services	4.60
Hotels, restaurants & leisure	1.58
Household durables	1.75
Household products	0.53
Industrial conglomerates	0.74
Insurance	4.15
Internet & catalog retail	0.86
Internet software & services	1.88
IT services	3.27
Life sciences tools & services	1.05
Machinery	1.87
Marine	0.26
Media	2.75
Metals & mining	0.52
Multiline retail	0.11
Multi-utilities	0.12
Oil, gas & consumable fuels	6.53
Paper & forest products	0.36
Pharmaceuticals	6.43
Professional services	0.42
Real estate investment trust (REIT)	1.16
Real estate management & development	1.04
Road & rail	0.99
Semiconductors & semiconductor equipment	4.24
Software	2.48
Specialty retail	0.75
Technology hardware, storage & peripherals	2.51
Textiles, apparel & luxury goods	0.28
Tobacco	0.93
Trading companies & distributors	0.52
Transportation infrastructure	0.61
Wireless telecommunication services	0.98
Total common stocks	87.91%
Preferred stocks	0.58
Short-term investment	23.97
Total investments before investments sold short	112.46%
Investments sold short
Common stocks
Aerospace & defense	(0.55)%
Airlines	(0.16)
Automobiles	(0.61)
Banks	(2.75)
Beverages	(1.23)
Biotechnology	(2.21)
Capital markets	(2.27)
Chemicals	(1.12)
Commercial services & supplies	(1.00)
Communications equipment	(1.01)
Construction & engineering	(1.44)
Construction materials	(0.61)
Distributors	(0.25)
Diversified consumer services	(0.07)
Diversified financial services	(0.28)
Diversified telecommunication services	(1.37)
Electric utilities	(0.87)
Electrical equipment	(0.97)
Electronic equipment, instruments & components	(0.88)
Energy equipment & services	(4.12)
Food & staples retailing	(1.37)
Food products	(1.09)
Gas utilities	(0.10)
Health care equipment & supplies	(2.44)
Health care providers & services	(0.90)
Hotels, restaurants & leisure	(1.22)
Household durables	(0.87)
Household products	(0.27)
Independent power and renewable electricity producers	(0.34)
Industrial conglomerates	(0.05)
Insurance	(2.68)
Internet software & services	(0.93)
IT services	(0.95)
Life sciences tools & services	(1.19)
Machinery	(3.02)
Marine	(0.53)
Media	(0.94)
Metals & mining	(1.39)
Multiline retail	(0.27)
Multi-utilities	(1.19)
Oil, gas & consumable fuels	(4.81)
Pharmaceuticals	(1.40)
Real estate investment trust (REIT)	(0.50)
Road & rail	(0.13)
Semiconductors & semiconductor equipment	(2.37)
Software	(1.75)
Specialty retail	(1.28)
Technology hardware, storage & peripherals	(0.77)
Textiles, apparel & luxury goods	(1.06)
Thrifts & mortgage finance	(0.56)
Trading companies & distributors	(0.04)
Transportation infrastructure	(0.48)
Wireless telecommunication services	(0.66)
Total common stocks	(61.32)%
Preferred stock	(0.07)
Rights	(0.01)
Total investments sold short	(61.40)%
Total investments, net of investments sold short	51.06
Cash and other assets, less liabilities	48.94
Net assets	100.00%

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks: 87.91%
Belgium: 0.54%
bpost SA	1,265	$34,750
Telenet Group Holding NV*	1,081	58,799
Total Belgium common stocks		93,549
Brazil: 0.30%
Cielo SA	1,668	23,509
QGEP Participacoes SA	12,800	27,872
Total Brazil common stocks		51,381
Canada: 4.10%
Canadian Oil Sands Ltd.	11,544	93,350
Enerplus Corp.	2,350	20,621
Gran Tierra Energy, Inc.*	24,430	73,153
Kelt Exploration Ltd.*	5,260	35,544
MEG Energy Corp.*	4,545	74,234
Paramount Resources Ltd., Class A*	4,187	96,211
Perpetual Energy, Inc.*	133,508	104,754
ShaMaran Petroleum Corp.*	65,000	4,424
Suncor Energy, Inc.	975	26,853
Teck Resources Ltd., Class B	3,700	36,674
Toronto-Dominion Bank	1,100	46,713
TransGlobe Energy Corp.[1]	20,585	82,134
Trilogy Energy Corp.	3,545	16,036
Total Canada common stocks		710,701
Chile: 0.17%
Geopark Ltd.[1]	6,100	28,792
China: 1.80%
AIA Group Ltd.	8,600	56,305
Alibaba Group Holding Ltd. ADR*[1]	682	56,108
China Biologic Products, Inc.*	432	49,749
Hollysys Automation Technologies Ltd.[1]	1,890	45,417
Lenovo Group Ltd.	31,800	44,060
Tianhe Chemicals Group Ltd.*[2,3]	200,000	22,641
Vipshop Holdings Ltd. ADR*	1,710	38,047
Total China common stocks		312,327
Denmark: 1.56%
AP Moeller - Maersk A/S, Class B	25	45,279
Danske Bank A/S	1,688	49,642
Jyske Bank A/S*	1,025	51,496
Novo Nordisk A/S, Class B	1,377	75,024
Topdanmark A/S*	1,851	49,622
Total Denmark common stocks		271,063
Finland: 1.14%
Sampo Oyj, Class A	2,859	134,666
UPM-Kymmene Oyj	3,550	62,809
Total Finland common stocks		197,475
	Shares	Value
France: 4.11%
Cap Gemini SA	727	$64,329
Danone SA	1,099	71,051
Groupe Eurotunnel SA	4,300	62,272
Ipsen SA	1,114	61,458
Pernod Ricard SA	656	75,767
Safran SA	1,229	83,291
Teleperformance	1,025	72,414
TOTAL SA	1,007	48,914
UBISOFT Entertainment*	3,122	55,619
Unibail-Rodamco SE	269	67,986
Valeo SA	313	49,324
Total France common stocks		712,425
Germany: 3.79%
adidas AG	635	48,599
Bayer AG	690	96,579
Daimler AG	714	64,986
Freenet AG	1,040	35,032
Fresenius Medical Care AG & Co. KGaA	606	50,021
Fresenius SE & Co KGaA	1,058	67,881
HeidelbergCement AG	798	63,281
HOCHTIEF AG	696	53,927
KION Group AG*	983	47,091
PNE Wind AG*	12,746	29,159
ThyssenKrupp AG	2,040	53,071
Wirecard AG	1,247	47,754
Total Germany common stocks		657,381
Greece: 0.08%
Piraeus Bank SA*,2,3	32,629	13,096
Ireland: 0.67%
Accenture PLC, Class A	633	61,262
Ryanair Holdings PLC ADR	765	54,583
Total Ireland common stocks		115,845
Israel: 1.88%
Check Point Software Technologies Ltd.*[1]	3,080	245,014
Teva Pharmaceutical Industries Ltd. ADR	1,380	81,558
Total Israel common stocks		326,572
Italy: 0.86%
Atlantia SpA	1,773	43,802
Intesa Sanpaolo SpA	8,886	32,216
Mediolanum SpA	8,877	73,234
Total Italy common stocks		149,252
Japan: 4.70%
Bridgestone Corp.	800	29,595
FUJIFILM Holdings Corp.	1,900	67,898
Hino Motors Ltd.	3,800	47,009

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Hitachi Ltd.	6,000	$39,554
Inpex Corp.	3,100	35,246
Japan Airlines Co., Ltd.	2,200	76,758
Japan Petroleum Exploration Co.	1,100	35,008
KDDI Corp.	2,760	66,618
NGK Spark Plug Co., Ltd.	2,100	58,255
ORIX Corp.	3,900	58,029
Sony Corp.*	3,700	104,650
Sumitomo Electric Industries Ltd.	2,300	35,650
Sumitomo Realty & Development Co., Ltd.	2,000	70,164
THK Co., Ltd.	2,400	51,889
Toyota Industries Corp.	700	39,923
Total Japan common stocks		816,246
Luxembourg: 0.43%
Grand City Properties SA	4,314	74,907
Netherlands: 1.77%
Akzo Nobel NV	970	70,583
ING Groep NV CVA	3,172	52,373
Koninklijke KPN NV	15,843	60,583
NN Group NV	1,789	50,290
NXP Semiconductors NV*[1]	740	72,668
Total Netherlands common stocks		306,497
Norway: 1.15%
Det Norske Oljeselskap ASA*	2,833	20,054
DNB ASA	2,935	48,964
Telenor ASA	2,505	54,889
Yara International ASA	1,451	75,581
Total Norway common stocks		199,488
South Africa: 0.46%
Naspers Ltd., Class N	515	80,217
South Korea: 0.62%
Samsung Electronics Co. Ltd. GDR[4]	58	32,966
Samsung Electronics Co., Ltd.	14	15,915
Wonik IPS Co., Ltd.*	4,665	59,387
Total South Korea common stocks		108,268
Spain: 2.07%
Acciona SA*	781	58,973
Amadeus IT Holding SA, Class A	1,747	69,638
Atresmedia Corp. de Medios de Comunicacion SA	2,410	37,346
Bankia SA*	16,000	20,299
Enagas SA	1,655	45,011
Mediaset Espana Comunicacion SA	2,200	28,831
	Shares	Value
Melia Hotels International SA	2,993	$39,507
Red Electrica Corp. SA	732	58,659
Total Spain common stocks		358,264
Sweden: 2.04%
Assa Abloy AB, Class B	4,314	81,234
Betsson AB*	5,107	73,803
Lundin Petroleum AB*	2,415	41,368
Nordea Bank AB	7,310	91,178
Svenska Cellulosa AB SCA, Class B	2,606	66,267
Total Sweden common stocks		353,850
Switzerland: 2.19%
Actelion Ltd.*	357	52,235
Lonza Group AG*	508	67,864
Nestle SA	1,038	74,940
Novartis AG	1,883	185,591
Total Switzerland common stocks		380,630
Taiwan: 0.39%
Catcher Technology Co., Ltd. GDR[4]	1,080	67,556
United Kingdom: 1.19%
Aon PLC[1]	1,010	100,677
Noble Corp. PLC[1]	2,990	46,016
Poundland Group PLC	3,789	19,247
Unilever NV CVA	993	41,354
Total United Kingdom common stocks		207,294
United States: 49.90%
Acorda Therapeutics, Inc.*[1]	2,820	93,991
Aetna, Inc.[1]	887	113,057
Allergan PLC*[1]	911	276,451
Alliance Data Systems Corp.*	198	57,804
Alnylam Pharmaceuticals, Inc.*[1]	1,065	127,662
Amazon.com, Inc.*[1]	256	111,127
American Campus Communities, Inc.[1]	730	27,514
American Express Co.[1]	1,280	99,482
American International Group, Inc.[1]	800	49,456
Ameriprise Financial, Inc.[1]	270	33,731
Anthem, Inc.[1]	419	68,775
Apple, Inc.[1]	595	74,628
Approach Resources, Inc.*	2,000	13,700
Arista Networks, Inc.*	830	67,844
Atara Biotherapeutics, Inc.*[1]	615	32,447
Bank of America Corp.[1]	3,620	61,612
Best Buy Co., Inc.[1]	1,570	51,198
Bio-Rad Laboratories, Inc., Class A*[1]	760	114,464
Bluebird Bio, Inc.*[1]	218	36,705
Boeing Co.[1]	295	40,922
Broadcom Corp., Class A1	1,960	100,920

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Continued)
United States—(Continued)
Capital One Financial Corp.[1]	1,520	$133,714
Catalent, Inc.*[1]	2,720	79,778
CBS Corp. (Non-Voting), Class B1	1,475	81,862
CDW Corp.	2,320	79,530
Celgene Corp.*[1]	1,412	163,418
Chevron Corp.[1]	150	14,470
Chimerix, Inc.*[1]	3,740	172,788
Citigroup, Inc.[1]	2,770	153,015
Cobalt International Energy, Inc.*	3,450	33,499
Colfax Corp.*[1]	1,360	62,764
Colgate-Palmolive Co.[1]	390	25,510
Control4 Corp.*[1]	1,500	13,335
Cooper Cos., Inc.	168	29,899
CVS Health Corp.[1]	851	89,253
Danaher Corp.[1]	920	78,743
Digital Realty Trust, Inc.[1]	1,600	106,688
Dolby Laboratories, Inc., Class A	2,100	83,328
eBay, Inc.*	1,010	60,842
Eli Lilly & Co.[1]	1,255	104,780
Envision Healthcare Holdings, Inc.*[1]	1,660	65,537
EOG Resources, Inc.[1]	253	22,150
Facebook, Inc., Class A*	1,290	110,637
Fastenal Co.	820	34,588
Fifth Third Bancorp[1]	5,890	122,630
Fiserv, Inc.*[1]	852	70,571
Ford Motor Co.[1]	1,620	24,316
General Electric Co.[1]	1,880	49,952
General Motors Co.[1]	2,470	82,325
Google, Inc., Class A*[1]	85	45,903
Google, Inc., Class C*[1]	85	44,243
Gulfport Energy Corp.*	267	10,747
Halliburton Co.	538	23,172
HCA Holdings, Inc.*[1]	2,020	183,254
HeartWare International, Inc.*[1]	600	43,614
Hertz Global Holdings, Inc.*[1]	4,240	76,829
Hess Corp.[1]	433	28,959
Hormel Foods Corp.[1]	791	44,589
Impax Laboratories, Inc.*[1]	2,038	93,585
Incyte Corp.*[1]	215	22,405
Integrated Device Technology, Inc.*	2,586	56,116
Invesco Ltd.[1]	2,090	78,354
Jabil Circuit, Inc.[1]	3,798	80,859
Jarden Corp.*	1,794	92,839
Joy Global, Inc.[1]	1,510	54,662
JPMorgan Chase & Co.[1]	1,863	126,237
Laboratory Corp. of America Holdings*[1]	750	90,915
Laredo Petroleum, Inc.*	900	11,322
LDR Holding Corp.*	731	31,616
Lennar Corp., Class A1	2,077	106,010
Lexicon Pharmaceuticals, Inc.*[1]	4,936	39,735
	Shares	Value
Lincoln National Corp.[1]	1,620	$95,936
LyondellBasell Industries NV, Class A1	575	59,524
MacroGenics, Inc.*[1]	400	15,188
Maxim Integrated Products, Inc.	2,118	73,230
McDermott International, Inc.*[1]	8,620	46,031
MDU Resources Group, Inc.[1]	1,050	20,507
Medicines Co./The*	2,173	62,170
MetLife, Inc.[1]	1,970	110,300
Micron Technology, Inc.*[1]	4,726	89,038
Microsoft Corp.[1]	730	32,230
Mondelez International, Inc., Class A1	3,540	145,636
Monsanto Co.[1]	220	23,450
Morgan Stanley[1]	2,735	106,091
Norfolk Southern Corp.	761	66,481
Oasis Petroleum, Inc.*	725	11,491
ON Semiconductor Corp.*	5,045	58,976
PDC Energy, Inc.*[1]	1,310	70,268
PepsiCo, Inc.[1]	1,210	112,941
Philip Morris International, Inc.[1]	2,020	161,943
Praxair, Inc.[1]	410	49,015
Qorvo, Inc.*	667	53,540
Realogy Holdings Corp.*[1]	780	36,442
Receptos, Inc.*[1]	184	34,969
Regeneron Pharmaceuticals, Inc.*	100	51,013
Regulus Therapeutics, Inc.*[1]	1,030	11,289
Rite Aid Corp.*[1]	7,810	65,213
Rocket Fuel, Inc.*[1]	1,240	10,168
Rock-Tenn Co., Class A1	980	58,996
Ross Stores, Inc.	1,592	77,387
Royal Caribbean Cruises Ltd.[1]	460	36,197
SanDisk Corp.	1,027	59,792
ServiceSource International, Inc.*[1]	14,090	77,072
Silicon Laboratories, Inc.*[1]	1,400	75,614
Skyworks Solutions, Inc.	592	61,627
SM Energy Co.	284	13,098
Snap-on, Inc.	378	60,197
Symantec Corp.[1]	4,200	97,650
Thoratec Corp.*[1]	1,350	60,170
Time Warner, Inc.[1]	400	34,964
T-Mobile US, Inc.*[1]	1,800	69,786
Ultra Petroleum Corp.*[1]	3,070	38,436
Union Pacific Corp.	318	30,328
United Rentals, Inc.*[1]	628	55,025
UnitedHealth Group, Inc.[1]	1,300	158,600
US Bancorp[1]	3,460	150,164
US Silica Holdings, Inc.[1]	970	28,479
Veeco Instruments, Inc.*[1]	1,220	35,063
Viacom, Inc., Class B1	476	30,769
Visa, Inc., Class A	1,415	95,017
Walgreens Boots Alliance, Inc.[1]	516	43,571
Walt Disney Co.[1]	1,090	124,413
Wells Fargo & Co.[1]	420	23,621

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Western Digital Corp.	943	$73,950
Yum! Brands, Inc.[1]	1,380	124,310
Total United States common stocks		8,656,753
Total common stocks (cost $14,047,837)		15,249,829
Preferred stocks: 0.58%
Brazil: 0.24%
Itau Unibanco Holding SA, Preference shares	3,750	41,274
Italy: 0.34%
Telecom Italia SpA, Preference shares	58,247	59,450
Total preferred stocks (cost $98,491)		100,724
Short-term investment: 23.97%
Investment company: 23.97%
UBS Cash Management Prime Relationship Fund[5] (cost $4,158,148)	4,158,148	4,158,148
Total investments before investments sold short: 112.46% (cost $18,304,476)		19,508,701
Investments sold short: (61.40)%
Common stocks: (61.32)%
Australia: (1.45)%
Carnegie Wave Energy Ltd.	(62,500)	(2,170)
Energy World Corp. Ltd.	(81,633)	(22,989)
Fortescue Metals Group Ltd.	(10,064)	(14,831)
Highfield Resources Ltd.	(10,527)	(12,021)
InterOil Corp.	(600)	(36,120)
Sirius Resources NL	(6,200)	(15,786)
Syrah Resources Ltd.	(10,000)	(28,856)
Wesfarmers Ltd.	(2,875)	(86,576)
Woolworths Ltd.	(1,534)	(31,909)
Total Australia common stocks		(251,258)
Austria: (0.31)%
Vienna Insurance Group AG Wiener Versicherung Gruppe	(1,551)	(53,214)
Belgium: (0.13)%
Umicore SA	(475)	(22,522)
Bermuda: (0.37)%
Golar LNG Ltd.	(620)	(29,016)
Nabors Industries Ltd.	(1,000)	(14,430)
	Shares	Value
Seadrill Ltd.	(2,050)	$(21,197)
Total Bermuda common stocks		(64,643)
Brazil: (0.20)%
Gafisa SA ADR	(22,346)	(34,189)
Canada: (1.77)%
Alterra Power Corp.	(39,000)	(13,115)
Altius Minerals Corp.	(900)	(10,412)
Athabasca Oil Corp.	(20,565)	(33,589)
Ballard Power Systems, Inc.	(14,305)	(29,549)
Canacol Energy Ltd.	(5,250)	(11,643)
Copper Mountain Mining Corp.	(39,165)	(36,374)
Fission Uranium Corp.	(43,607)	(34,564)
Hydrogenics Corp.	(1,020)	(10,373)
Just Energy Group, Inc.	(5,210)	(27,156)
Mega Uranium Ltd.	(143,500)	(9,191)
MFC Industrial Ltd.	(1,705)	(6,905)
Northland Power, Inc.	(1,025)	(12,983)
Petromanas Energy, Inc.	(193,500)	(8,521)
Petrowest Corp.	(13,005)	(2,447)
Polaris Materials Corp.	(8,000)	(13,451)
Rubicon Minerals Corp.	(9,900)	(10,304)
SNC-Lavalin Group, Inc.	(410)	(13,774)
Sunshine Oilsands Ltd.	(135,000)	(14,978)
Trevali Mining Corp.	(10,520)	(7,328)
Total Canada common stocks		(306,657)
China: (0.74)%
Daqo New Energy Corp. ADR	(510)	(12,011)
Hanergy Thin Film Power Group Ltd.[2,3]	(24,000)	(12,106)
Lonking Holdings Ltd.	(130,000)	(25,995)
MIE Holdings Corp.	(116,000)	(17,359)
NewOcean Energy Holdings Ltd.	(75,000)	(34,832)
Sino Gas & Energy Holdings Ltd.	(153,047)	(14,760)
Xinyi Solar Holdings Ltd.	(28,000)	(11,631)
Total China common stocks		(128,694)
Colombia: (0.58)%
Pacific Rubiales Energy Corp.	(26,783)	(100,998)
Cyprus: (0.07)%
Deep Sea Supply PLC	(14,602)	(5,308)
Songa Offshore	(34,000)	(6,201)
Total Cyprus common stocks		(11,509)
Denmark: (0.62)%
FLSmidth & Co. A/S	(1,650)	(79,395)
William Demant Holding A/S	(365)	(27,844)
Total Denmark common stocks		(107,239)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Finland: (2.08)%
Fiskars Oyj Abp	(1,355)	$(30,922)
Fortum Oyj	(1,966)	(34,937)
Kone OYJ, Class B	(490)	(19,885)
Konecranes Oyj	(1,589)	(46,289)
Metso Oyj	(2,905)	(79,800)
Outokumpu Oyj	(2,746)	(13,831)
Outotec Oyj	(11,184)	(72,006)
Stockmann Oyj Abp, Class B	(4,192)	(29,022)
YIT Oyj	(4,760)	(34,016)
Total Finland common stocks		(360,708)
France: (2.44)%
Air France-KLM	(1,425)	(10,007)
Alstom SA	(774)	(21,961)
Areva SA	(2,036)	(17,162)
AXA SA	(2,221)	(56,034)
Bourbon SA	(860)	(13,998)
Bouygues SA	(1,347)	(50,360)
CGG SA	(8,503)	(47,540)
Electricite de France SA	(1,831)	(40,826)
GDF Suez	(1,681)	(31,184)
Lafarge SA	(361)	(23,842)
Suez Environnement Co.	(1,020)	(18,973)
Technip SA	(772)	(47,784)
Veolia Environnement SA	(2,120)	(43,228)
Total France common stocks		(422,899)
Germany: (2.86)%
AIXTRON SE	(4,654)	(31,437)
Deutsche Lufthansa AG	(1,400)	(18,050)
Fraport AG Frankfurt Airport Services Worldwide	(477)	(29,961)
H&R AG	(1,774)	(14,966)
Hamburger Hafen und Logistik AG	(2,665)	(53,925)
Hannover Rueck SE	(430)	(41,606)
Hugo Boss AG	(209)	(23,359)
K+S AG	(575)	(24,222)
QSC AG	(9,380)	(19,231)
Rhoen-Klinikum AG	(907)	(24,334)
RWE AG	(3,954)	(85,010)
Salzgitter AG	(1,627)	(58,152)
SGL Carbon SE	(3,031)	(48,929)
Wirecard AG	(599)	(22,939)
Total Germany common stocks		(496,121)
Hong Kong: (0.15)%
Brightoil Petroleum Holdings Ltd.	(51,000)	(26,317)
	Shares	Value
Ireland: (1.15)%
Bank of Ireland	(106,372)	$(42,929)
Endo International PLC	(630)	(50,180)
King Digital Entertainment PLC	(1,600)	(22,800)
Seagate Technology PLC	(740)	(35,150)
Tyco International PLC	(1,240)	(47,715)
Total Ireland common stocks		(198,774)
Italy: (1.86)%
Italcementi SpA	(3,492)	(23,047)
Mediaset SpA	(9,351)	(44,952)
Piaggio & C SpA	(12,170)	(40,839)
Saipem SpA	(10,213)	(107,882)
Saras SpA	(23,246)	(41,258)
Telecom Italia SpA	(51,228)	(64,993)
Total Italy common stocks		(322,971)
Japan: (0.57)%
JX Holdings, Inc.	(9,100)	(39,275)
Mitsui OSK Lines Ltd.	(8,000)	(25,624)
Tokyo Electric Power Co., Inc.	(6,400)	(34,880)
Total Japan common stocks		(99,779)
Mexico: (0.35)%
Alfa SAB de CV, Class A	(5,000)	(9,553)
America Movil SAB de CV, Class L ADR	(1,400)	(29,834)
Coca-Cola Femsa SAB de CV ADR	(280)	(22,246)
Total Mexico common stocks		(61,633)
Netherlands: (1.20)%
Aegon NV	(8,947)	(65,752)
Akzo Nobel NV	(218)	(15,863)
CNH Industrial NV	(2,760)	(25,170)
Fugro NV CVA	(1,692)	(37,085)
Koninklijke Vopak NV	(345)	(17,410)
QIAGEN NV	(1,900)	(46,675)
Total Netherlands common stocks		(207,955)
Norway: (0.96)%
DOF ASA	(5,948)	(4,552)
Farstad Shipping ASA	(2,582)	(7,904)
Fred Olsen Energy ASA	(1,332)	(9,284)
Kongsberg Gruppen ASA	(875)	(16,349)
North Atlantic Drilling Ltd.	(10,400)	(12,376)
Petroleum Geo-Services ASA	(3,300)	(17,758)
Solstad Offshore ASA	(1,481)	(6,555)
Storebrand ASA	(6,400)	(26,398)
TGS-Nopec Geophysical Co. ASA	(2,808)	(65,576)
Total Norway common stocks		(166,752)
Portugal: (0.36)%
Jeronimo Martins, SGPS SA	(4,820)	(61,796)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Singapore: (0.61)%
Cosco Corp. Singapore Ltd.	(33,300)	$(11,868)
Dyna-Mac Holdings Ltd.	(60,500)	(11,454)
Falcon Energy Group Ltd.	(33,700)	(6,005)
Sembcorp Marine Ltd.	(13,400)	(28,256)
Wilmar International Ltd.	(20,100)	(48,950)
Total Singapore common stocks		(106,533)
South Africa: (0.19)%
Vodacom Group Ltd.	(2,855)	(32,549)
Spain: (1.71)%
Banco Bilbao Vizcaya Argentaria SA	(3,380)	(33,130)
Banco Popular Espanol SA	(11,496)	(55,700)
Distribuidora Internacional de Alimentacion SA	(7,535)	(57,543)
Enagas SA	(640)	(17,406)
Repsol SA	(2,090)	(35,646)
Tecnicas Reunidas SA	(1,385)	(71,181)
Zardoya Otis SA, RFD	(93)	(1,013)
Zardoya Otis SA	(2,347)	(25,564)
Total Spain common stocks		(297,183)
Sweden: (1.27)%
Alfa Laval AB	(2,585)	(45,496)
Electrolux AB, Series B	(1,484)	(46,508)
Modern Times Group AB, Class B	(2,208)	(59,236)
Ratos AB, Class B	(5,424)	(35,005)
Svenska Handelsbanken AB, Class A	(2,280)	(33,279)
Total Sweden common stocks		(219,524)
Switzerland: (2.18)%
Aryzta AG	(330)	(16,272)
Dufry AG	(455)	(63,363)
Emmi AG	(83)	(26,721)
Garmin Ltd.	(860)	(37,780)
Holcim Ltd.	(260)	(19,188)
Kuehne + Nagel International AG	(496)	(65,836)
STMicroelectronics NV	(2,280)	(18,695)
Sulzer AG	(501)	(51,523)
Swatch Group AG	(79)	(30,765)
Syngenta AG	(37)	(15,038)
Transocean Ltd.	(1,100)	(17,732)
Ypsomed Holding AG	(137)	(15,020)
Total Switzerland common stocks		(377,933)
Turkey: (0.21)%
Anadolu Efes Biracilik Ve Malt Sanayii AS	(1,500)	(13,544)
Coca-Cola Icecek AS	(1,410)	(23,464)
Total Turkey common stocks		(37,008)
	Shares	Value
United Kingdom: (0.82)%
Awilco Drilling PLC	(2,820)	$(17,804)
Melrose Industries PLC	(12,450)	(48,416)
Subsea 7 SA	(5,556)	(54,388)
Ultra Electronics Holdings PLC	(759)	(21,132)
Total United Kingdom common stocks		(141,740)
United States: (34.11)%
Abaxis, Inc.	(790)	(40,669)
Abbott Laboratories	(870)	(42,700)
AbbVie, Inc.	(1,340)	(90,035)
Acorda Therapeutics, Inc.	(800)	(26,664)
Aegerion Pharmaceuticals, Inc.	(1,521)	(28,853)
Akamai Technologies, Inc.	(750)	(52,365)
American Eagle Outfitters, Inc.	(3,041)	(52,366)
American International Group, Inc.	(1,690)	(104,476)
Associated Banc-Corp.	(2,980)	(60,405)
Astoria Financial Corp.	(3,486)	(48,072)
AT&T, Inc.	(1,235)	(43,867)
Bank of America Corp.	(3,160)	(53,783)
Bank of New York Mellon Corp.	(1,240)	(52,043)
Baxter International, Inc.	(330)	(23,077)
Bio-Reference Laboratories, Inc.	(930)	(38,362)
BNK Petroleum, Inc.	(20,114)	(8,374)
Bristol-Myers Squibb Co.	(920)	(61,217)
Brown-Forman Corp., Class B	(500)	(50,090)
Buffalo Wild Wings, Inc.	(325)	(50,924)
Cadence Design Systems, Inc.	(2,331)	(45,827)
Caesars Entertainment Corp.	(1,550)	(9,486)
Cavium, Inc.	(870)	(59,865)
Celgene Corp.	(870)	(100,689)
Charles Schwab Corp.	(3,070)	(100,236)
Cheniere Energy, Inc.	(199)	(13,783)
Choice Hotels International, Inc.	(980)	(53,165)
Chubb Corp.	(130)	(12,368)
Clorox Co.	(450)	(46,809)
Cognizant Technology Solutions Corp., Class A	(1,170)	(71,475)
Colfax Corp.	(1,507)	(69,548)
ConocoPhillips	(200)	(12,282)
Constellation Brands, Inc., Class A	(545)	(63,231)
Deere & Co.	(270)	(26,204)
DENTSPLY International, Inc.	(600)	(30,930)
Devon Energy Corp.	(200)	(11,898)
Diamond Offshore Drilling, Inc.	(450)	(11,615)
Diebold, Inc.	(1,310)	(45,850)
Douglas Emmett, Inc.	(620)	(16,703)
Dr. Pepper Snapple Group, Inc.	(580)	(42,282)
Electronic Arts, Inc.	(1,400)	(93,100)
Equity Residential	(370)	(25,963)
F5 Networks, Inc.	(370)	(44,529)
Federal Realty Investment Trust	(150)	(19,213)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
United States—(Continued)
First Niagara Financial Group, Inc.	(2,510)	$(23,694)
Flextronics International Ltd.	(5,190)	(58,699)
FMC Corp.	(936)	(49,187)
FMC Technologies, Inc.	(580)	(24,064)
Freeport-McMoRan, Inc.	(2,350)	(43,757)
FreightCar America, Inc.	(855)	(17,852)
Frontier Communications Corp.	(6,200)	(30,690)
FuelCell Energy, Inc.	(26,600)	(25,986)
GameStop Corp., Class A	(730)	(31,361)
Gannett Co., Inc.	(750)	(10,492)
Genie Energy Ltd., Class B	(2,766)	(28,960)
Genuine Parts Co.	(480)	(42,974)
Gogo, Inc.	(1,735)	(37,181)
Gulfmark Offshore, Inc., Class A	(600)	(6,960)
Hartford Financial Services Group, Inc.	(1,820)	(75,657)
Healthcare Services Group, Inc.	(2,410)	(79,650)
Helmerich & Payne, Inc.	(300)	(21,126)
Hercules Offshore, Inc.	(15,000)	(3,507)
Hess Corp.	(370)	(24,746)
Houston American Energy Corp.	(28,500)	(5,700)
Hyatt Hotels Corp., Class A	(810)	(45,919)
IDEXX Laboratories, Inc.	(920)	(59,009)
Ingram Micro, Inc., Class A	(1,899)	(47,532)
Intel Corp.	(1,820)	(55,355)
International Business Machines Corp.	(210)	(34,159)
Intrexon Corp.	(1,170)	(57,096)
Intuitive Surgical, Inc.	(102)	(49,419)
ITT Educational Services, Inc.	(2,900)	(11,513)
Janus Capital Group, Inc.	(3,500)	(59,920)
Juniper Networks, Inc.	(1,894)	(49,187)
KLA-Tencor Corp.	(580)	(32,602)
Leucadia National Corp.	(900)	(21,852)
Level 3 Communications, Inc.	(714)	(37,606)
Lexmark International, Inc., Class A	(931)	(41,150)
Ligand Pharmaceuticals, Inc.	(454)	(45,809)
Lilis Energy, Inc.	(9,900)	(9,504)
Linear Technology Corp.	(900)	(39,807)
LinnCo LLC	(3,250)	(30,713)
Lockheed Martin Corp.	(160)	(29,744)
Magnum Hunter Resources Corp.	(24,400)	(45,628)
McCormick & Co. Inc. (Non-voting)	(775)	(62,736)
McDermott International, Inc.	(3,120)	(16,661)
Mead Johnson Nutrition Co.	(410)	(36,990)
MEDNAX, Inc.	(670)	(49,654)
Mettler-Toledo International, Inc.	(245)	(83,658)
Michael Kors Holdings Ltd.	(450)	(18,941)
Miller Energy Resources, Inc.	(3,255)	(1,188)
Monsanto Co.	(366)	(39,012)
Motorola Solutions, Inc.	(720)	(41,285)
Murphy Oil Corp.	(300)	(12,471)
NetApp, Inc.	(365)	(11,519)
	Shares	Value
New York Community Bancorp, Inc.	(2,640)	$(48,523)
Northern Trust Corp.	(480)	(36,701)
Northrop Grumman Corp.	(190)	(30,140)
Omeros Corp.	(720)	(12,953)
Pacific Drilling SA	(2,410)	(6,748)
Panhandle Oil and Gas, Inc., Class A	(587)	(12,145)
Paragon Offshore PLC	(5,000)	(5,450)
Patterson Cos., Inc.	(880)	(42,812)
People's United Financial, Inc.	(1,990)	(32,258)
PerkinElmer, Inc.	(710)	(37,374)
Pioneer Natural Resources Co.	(160)	(22,190)
Plug Power, Inc.	(5,400)	(13,230)
Polycom, Inc.	(3,464)	(39,628)
Public Storage	(130)	(23,968)
PVH Corp.	(290)	(33,408)
Rackspace Hosting, Inc.	(1,027)	(38,194)
Red Hat, Inc.	(1,115)	(84,662)
Repligen Corp.	(1,190)	(49,111)
ResMed, Inc.	(340)	(19,166)
Sagent Pharmaceuticals, Inc.	(1,220)	(29,658)
SandRidge Energy, Inc.	(3,615)	(3,170)
SBA Communications Corp., Class A	(460)	(52,886)
Sears Holdings Corp.	(650)	(17,355)
Solazyme, Inc.	(3,724)	(11,693)
Southern Co.	(278)	(11,648)
Spectra Energy Corp.	(450)	(14,670)
Staples, Inc.	(2,800)	(42,868)
Stericycle, Inc.	(340)	(45,529)
STERIS Corp.	(600)	(38,664)
Stifel Financial Corp.	(990)	(57,163)
Synopsys, Inc.	(1,130)	(57,235)
Syntroleum Corp.[2,3]	(1,235)	(5,311)
TD Ameritrade Holding Corp.	(1,430)	(52,653)
Tech Data Corp.	(823)	(47,372)
TEGNA, Inc.	(1,500)	(48,105)
Teradyne, Inc.	(2,500)	(48,225)
Tesla Motors, Inc.	(240)	(64,382)
Tesoro Corp.	(541)	(45,666)
Texas Instruments, Inc.	(1,693)	(87,206)
Textura Corp.	(695)	(19,342)
Thermo Fisher Scientific, Inc.	(290)	(37,630)
Tidewater, Inc.	(500)	(11,365)
Travelers Cos., Inc.	(300)	(28,998)
Triangle Petroleum Corp.	(4,285)	(21,511)
Twitter, Inc.	(440)	(15,937)
Under Armour, Inc., Class A	(910)	(75,930)
United Therapeutics Corp.	(440)	(76,538)
US Geothermal, Inc.	(17,000)	(9,010)
Valero Energy Corp.	(295)	(18,467)
Verizon Communications, Inc.	(890)	(41,483)
Voya Financial, Inc.	(560)	(26,023)
Vulcan Materials Co.	(320)	(26,858)
Wendy's Co.	(4,710)	(53,129)
Werner Enterprises, Inc.	(835)	(21,919)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Westamerica Bancorporation	(920)	$(46,598)
Williams-Sonoma, Inc.	(400)	(32,908)
Xerox Corp.	(3,490)	(37,134)
Zeltiq Aesthetics, Inc.	(1,370)	(40,374)
Zimmer Biomet Holdings, Inc.	(340)	(37,138)
Zions Bancorporation	(2,950)	(93,618)
Total United States common stocks		(5,917,305)
Total common stocks (proceeds $10,985,254)		(10,636,403)
Preferred stock: (0.07)%
United States: (0.07)%
Magnum Hunter Resources Corp. (proceeds $11,817)	(400)	(12,544)
	Number of Rights	Value
Rights: (0.01)%
United States: (0.01)%
Repsol SA, expires 01/08/15	(2,030)	$(1,052)
Sears Holdings Corp., expires 07/02/15	(650)	(2,093)
Total rights (proceeds $3,819)		(3,145)
Total investments sold short (proceeds $11,000,890)		(10,652,092)
Total investments, net of investments sold short: 51.06%		8,856,609
Cash and other assets, less liabilities: 48.94%		8,490,132
Net assets: 100.00%		$17,346,741

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $18,486,199; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,948,625
Gross unrealized depreciation	(926,123)
Net unrealized appreciation of investments	$1,022,502

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71. Portfolio footnotes begin on page 22.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	195,000	USD	147,919	07/22/15	$(2,354)
JPMCB	BRL	629,400	USD	200,000	07/22/15	(942)
JPMCB	INR	9,690,000	USD	150,000	07/22/15	(1,543)
JPMCB	JPY	17,900,000	USD	150,177	07/22/15	3,880
JPMCB	JPY	12,914,664	USD	105,000	07/22/15	(551)
JPMCB	TRY	1,097,670	USD	393,953	07/22/15	(13,058)
JPMCB	USD	143,692	EUR	135,000	07/22/15	6,854
JPMCB	ZAR	1,370,000	USD	110,997	07/22/15	(1,205)
Net unrealized depreciation on forward foreign currency contracts						$(8,919)

Portfolio Swap Outstanding3

Counterparty	Description	Termination Date[6]	Value
CSI	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR floating rate.	Twelve month maturities of 09/02/15—03/17/16	$(71,595)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

Additional Information for Portfolio Swap

Portfolio swap positions	Notional Values[7]	Current Values[8]	Value[9]
Long Positions
Chile
GeoPark Ltd.	$24,084	$20,460	$(3,624)
France
Danone SA	42,740	38,854	(3,886)
LVMH Moet Hennessy Louis Vuitton SE	39,228	39,420	192
Schneider Electric SE	47,686	44,187	(3,499)
Total France	129,654	122,461	(7,193)
Ireland
Shire PLC	178,689	166,755	(11,934)
Netherlands
Royal Dutch Shell PLC	1,059	926	(133)
United Kingdom
Anglo American PLC	32,950	27,421	(5,529)
ARM Holdings PLC	51,725	48,132	(3,593)
Ashtead Group PLC	65,769	64,237	(1,532)
Associated British Foods PLC	33,238	33,382	144
AstraZeneca PLC	77,637	71,421	(6,216)
Aviva PLC	99,146	93,356	(5,790)
Balfour Beatty PLC	32,861	31,935	(926)
BG Group PLC	79,420	74,081	(5,339)
Big Yellow Group PLC	31,854	30,451	(1,403)
Burberry Group PLC	30,386	27,400	(2,986)
Capita PLC	84,526	83,663	(863)
Dignity PLC	60,512	61,115	603
Direct Line Insurance Group PLC	87,749	80,104	(7,645)
Essentra PLC	68,377	67,902	(475)
Esure Group PLC	25,715	25,231	(484)
Genel Energy PLC	63,927	51,820	(12,107)
Glencore PLC	40,065	33,034	(7,031)
Hurricane Energy PLC	57,958	61,993	4,035
Imperial Tobacco Group PLC	41,415	39,805	(1,610)
Indivior PLC	20,592	20,116	(476)
Legal & General Group PLC	78,958	73,977	(4,981)
London Stock Exchange Group PLC	105,161	100,470	(4,691)
Michael Page International PLC	43,315	34,526	(8,789)
National Grid PLC	83,413	74,448	(8,965)
Nichols PLC	14,523	15,618	1,095
Petra Diamonds Ltd.	34,930	32,929	(2,001)
Playtech PLC	72,749	71,750	(999)
Premier Oil PLC	33,678	28,652	(5,026)
Reckitt Benckiser Group PLC	66,265	61,655	(4,610)
Rio Tinto PLC	43,983	39,840	(4,143)
Rockhopper Exploration PLC	34,247	35,805	1,558
SABMiller PLC	61,314	58,300	(3,014)
Standard Life PLC	70,902	64,650	(6,252)
Unilever PLC	129,384	122,465	(6,919)
William Hill PLC	55,545	53,203	(2,342)
Total United Kingdom	2,014,189	1,894,887	(119,302)
Total Long Positions of Portfolio Swap	2,347,675	2,205,489	(142,186)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

Portfolio swap positions (continued)	Notional Values[7]	Current Values[8]	Value[9]
Short Positions
China
Green Dragon Gas Ltd.	$(8,612)	$(8,045)	$567
Hong Kong
China Coal Energy	(72,031)	(70,956)	1,075
Indonesia
Bank Mandiri Persero Tbk PT	(37,370)	(33,921)	3,449
Ireland
San Leon Energy PLC	(6,092)	(4,341)	1,751
Isle of Man
Bahamas Petroleum Company PLC	(14,849)	(20,124)	(5,275)
Malaysia
Maxis Bhd	(29,471)	(25,493)	3,978
SapuraKencana Petroleum Bhd	(18,402)	(15,387)	3,015
Total Malaysia	(47,873)	(40,880)	6,993
Netherlands
Royal Dutch Shell PLC	(13,507)	(11,733)	1,774
South Korea
Daewoo Shipbuilding and Marine Engineering	(69,446)	(57,352)	12,094
Hyundai Heavy Industries Co., Ltd	(54,665)	(46,372)	8,293
South Korea	(124,111)	(103,724)	20,387
Switzerland
Coca-Cola HBC AG	(41,948)	(40,410)	1,538
Taiwan
Acer, Inc.	(15,619)	(11,576)	4,043
Compal Electronics Inc	(20,035)	(16,756)	3,279
HTC Corp	(8,229)	(4,667)	3,562
MediaTek, Inc.	(25,694)	(27,354)	(1,660)
Taiwan Glass Industry Corp.	(26,817)	(20,696)	6,121
Total Taiwan	(96,394)	(81,049)	15,345
United Kingdom
Admiral Group PLC	(34,714)	(30,947)	3,767
Aggreko PLC	(58,615)	(52,140)	6,475
Berendsen PLC	(27,705)	(27,587)	118
Cable & Wireless Communications PLC	(32,992)	(32,623)	369
Centrica PLC	(21,197)	(20,173)	1,024
Chemring Group PLC	(16,903)	(17,283)	(380)
GlaxoSmithKline PLC	(47,971)	(41,975)	5,996
Home Retail Group PLC	(53,689)	(57,609)	(3,920)
Intertek Group PLC	(22,513)	(21,134)	1,379
Iofina PLC	(14,007)	(10,971)	3,036
John Wood Group PLC	(19,478)	(18,228)	1,250
Legal & General Group PLC	(40,025)	(38,326)	1,699
Lonmin PLC	(54,706)	(43,467)	11,239
Marks & Spencer Group PLC	(37,517)	(34,538)	2,979
Ocado Group PLC	(67,139)	(82,911)	(15,772)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

Portfolio swap positions (concluded)	Notional Values[7]	Current Values[8]	Value[9]
United Kingdom (concluded)
Serco Group PLC	$(24,812)	$(21,316)	$3,496
Tesco PLC	(76,565)	(76,068)	497
WM Morrison Supermarkets PLC	(73,821)	(78,026)	(4,205)
Xcite Energy Ltd.	(12,384)	(12,299)	85
Total United Kingdom	(736,753)	(717,621)	19,132
United States
FuelCell Energy, Inc.	(10,947)	(8,694)	2,253
Total Short Positions of Portfolio Swap	(1,210,487)	(1,141,498)	68,989
Net Long and Short Positions of Portfolio Swap	1,137,188	1,063,991	(73,197)
Financing Costs and Other Receivables			1,602
Net Swap Agreement, at value			$(71,595)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$15,113,570	$100,522	$35,737	$15,249,829
Preferred stocks	100,724	—	—	100,724
Short-term investment	—	4,158,148	—	4,158,148
Forward foreign currency contracts	—	10,734	—	10,734
Total	$15,214,294	$4,269,404	$35,737	$19,519,435
Liabilities
Common stocks sold short	$(10,618,986)	$—	$(17,417)	$(10,636,403)
Preferred stock	(12,544)	—	—	(12,544)
Rights	(1,052)	(2,093)	—	(3,145)
Forward foreign currency contracts	—	(19,653)	—	(19,653)
Swap agreements, net	—	(71,595)	—	(71,595)
Total	$(10,632,582)	$(93,341)	$(17,417)	$(10,743,340)

As of June 30, 2015, $100,522 of global depository receipts (common stocks) were classified within Level 2 of the fair value hierarchy. Valuations of global depository receipts are based primarily on the foreign market exchange price of the related underlying shares.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Common stocks	Total
Assets
Beginning balance	$—	$—
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	—	—
Transfers into Level 3[10]	35,737	35,737
Transfers out of Level 3	—	—
Ending balance	$35,737	$35,737
	Common stocks	Total
Liabilities
Beginning balance	$—	$—
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	—	—
Transfers into Level 3[10]	(17,417)	(17,417)
Transfers out of Level 3	—	—
Ending balance	$(17,417)	$(17,417)

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $(62,161).

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2015, the value of these securities included $35,737 of long positions and $(17,417) of short positions.

3  Illiquid investment as of June 30, 2015.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2015, the value of these securities amounted to $100,522 or 0.58% of net assets.

See accompanying notes to financial statements.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2015

5  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$3,208,627	$11,129,432	$10,179,911	$4,158,148	$3,311

6  The twelve month maturity dates are measured from the commencement of investment in each underlying portfolio swap market.

7  Notional value represents the market value (including any fees or commissions) of the long and short positions at the time they are established.

8  Current value represents the market value of these positions based on the securities' last sale or closing price on the principal exchange on which the securities are traded.

9  Value represents the unrealized gain (loss) of the positions at June 30, 2015.

10  Transfers into Level 3 represent the value at end of period. At June 30, 2015, securities were transferred from Level 2 to Level 3 based on unobservable inputs from an established pricing service.

See accompanying notes to financial statements.

UBS Global Sustainable Equity Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS Global Sustainable Equity Fund (the "Fund") gained 7.14% (Class A shares returned 1.26% after the deduction of the maximum sales charge), while Class P shares advanced 7.32%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index") returned 1.43%. (Class P shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 26; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive absolute return and significantly outperformed its benchmark during the reporting period, primarily due to stock selection. Sector allocation was also beneficial, albeit to a lesser extent.

Portfolio performance summary1

What worked

•  Stock selection drove the Fund's outperformance during the reporting period.

•  NXP Semiconductors is a leading semiconductor chip manufacturer headquartered in the Netherlands. Its share price rose sharply during the reporting period and it was the leading contributor to the Fund's performance. The company's Near Field Communication (NFC) chip enables smartphones and other devices to establish radio communication with each other. During the reporting period, Apple introduced its extremely successful iPhone 6 with Apple Pay that uses NXP Semiconductors' NFC technology.

•  Alnylam Pharmaceuticals is a US-based biopharmaceutical company that specializes in RNAi therapeutics and gene silencing technology. A number of developments helped its shares rally during the reporting period. (For additional details, see "Portfolio Highlights.")

•  Eli Lilly and Co. is an American global pharmaceutical company. As was the case with Alnylam Pharmaceutical, it benefited from the development of several new drugs that have helped to lift its share price.

•  UnitedHealth Group is a diversified managed health care company headquartered in the US. The company offers a spectrum of products and services through two operating businesses: UnitedHealthcare and Optum. Its shares rallied as the Supreme Court upheld key provisions associated with the Affordable Care Act. This eliminated an overhang on the stock and should help the company as it benefits by having more patients in the population.

•  Sector allocation, overall, contributed to results. During the reporting period, overweights to information technology and health care, along with an underweight to energy, were the most beneficial to the Fund's relative performance. The Fund's overall sector allocations are a by-product of our bottom-up stock selection process.

What didn't work

•  Several individual stocks had a negative impact on performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Global Sustainable Equity Fund

•  Premier Oil saw its share price decline sharply, and it was the largest detractor from the Fund performance during the reporting period. (For additional details, see "Portfolio Highlights.")

•  Statoil is a multinational oil and gas company headquartered in Norway. It is a fully integrated petroleum company with operations in 36 countries. Its shares were also negatively impacted by falling oil prices, which subsequently resulted in Statoil canceling a number of projects.

•  Schneider Electric is a European multinational corporation that specializes in electricity distribution and automation management. It also produces installation components for energy management. Its shares declined during the reporting period given concerns about the overall European economy. Nevertheless, we believe the company is extremely well-positioned.

•  Teck Resources is a Canadian company that primarily mines metallurgical coal that is used for steel production. It was hurt by weakening steel production given overcapacity and moderating demand from China.

•  Sector allocation decisions modestly detracted from performance. During the reporting period, underweights to consumer staples and financials were drags on the Fund's relative performance.

Portfolio highlights

•  Alnylam Pharmaceuticals is a US-based biopharmaceutical company. The company's core focus is the development of novel therapeutics based on RNA interference, or RNAi, for genetically defined diseases. The company has a large pipeline of products, many of which received promising results in clinical tests during the reporting period. One such drug seeks to diminish and control the production of cholesterol in the liver.

•  Chimerix is a development-stage biotechnology company advancing an antiviral treatment for double-stranded DNA viruses. The first indication is to treat cytomegalovirus in adult stem cell transplant patients, with data coming in 2015 and a handful of additional indications to follow. We believe the drug has greater market potential than Wall Street is currently recognizing. The use of the drug to treat Ebola could result in stockpiling and/or more rapid regulatory approval timelines to facilitate treatment of patients.

•  Premier Oil is an independent UK oil company with gas and oil interests in the UK, Asia and Africa. The company's shares were negatively impacted by the overall decline in oil prices during the reporting period. We continue to believe the company is well-positioned.

•  Micron Technology is one the largest manufacturers of chip memory in the world. Its shares came under pressure, as PC demand was weaker than expected. However, Micron Technology continues to generate positive cash flow, and we believe the company is structurally well-positioned and that our investment thesis remains intact.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Sustainable Equity Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.14%	10.07%	5.27%
Class C2	6.36	9.26	4.48
Class P3	7.32	10.34	5.50
After deducting maximum sales charge
Class A1	1.26%	8.82%	4.68%
Class C2	5.36	9.26	4.48
MSCI World Free Index (net)[4]	1.43%	13.10%	6.38%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—2.74% and 1.25%; Class C—3.54% and 2.00%; Class P—2.45% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Sustainable Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Global Sustainable Equity Fund Class A and Class P shares versus the MSCI World Free Index (net) over the 10 years ended June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Sustainable Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2015

Percentage of net assets
NXP Semiconductors NV	3.7%
KDDI Corp.	2.7
Eli Lilly & Co.	2.5
Check Point Software Technologies Ltd.	2.5
LyondellBasell Industries NV, Class A	2.5
Tokio Marine Holdings, Inc.	2.3
HeidelbergCement AG	2.2
Sumitomo Mitsui Financial Group, Inc.	2.2
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.2
AP Moeller - Maersk A/S, Class B	2.2
Total	25.0%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Common stocks
Automobiles	2.00%
Banks	11.95
Biotechnology	5.23
Capital markets	1.06
Chemicals	6.55
Commercial services & supplies	0.91
Construction materials	2.23
Consumer finance	1.22
Containers & packaging	0.72
Diversified telecommunication services	1.70
Electrical equipment	1.61
Food products	1.60
Health care providers & services	1.83
Hotels, restaurants & leisure	1.80
Household durables	3.93
Household products	1.12
Insurance	6.31
Internet & catalog retail	0.77
IT services	0.41
Life sciences tools & services	1.04
Machinery	4.92
Marine	2.16
Media	1.30
Metals & mining	0.78
Multiline retail	2.57
Oil, gas & consumable fuels	4.91
Personal products	0.94
Pharmaceuticals	4.40
Real estate investment trust (REIT)	0.87
Semiconductors & semiconductor equipment	10.30
Software	4.12
Technology hardware, storage & peripherals	1.06
Trading companies & distributors	0.56
Wireless telecommunication services	2.70
Total common stocks	95.58%
Preferred stock	1.97
Short-term investment	2.33
Investment of cash collateral from securities loaned	3.00
Total investments	102.88%
Liabilities, in excess of cash and other assets	(2.88)
Net assets	100.00%

Country exposure by issuer, top five (unaudited)

As of June 30, 2015

Percentage of net assets
United States	33.8%
Japan	14.8
United Kingdom	9.8
Netherlands	5.5
Germany	4.9
Total	68.8%

UBS Global Sustainable Equity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks: 95.58%
Australia: 0.91%
Brambles Ltd.	29,147	$238,377
Austria: 0.76%
OMV AG	7,263	199,838
Canada: 0.28%
Teck Resources Ltd., Class B	7,400	73,348
Denmark: 2.16%
AP Moeller - Maersk A/S, Class B	312	565,077
France: 3.22%
Danone SA	6,480	418,933
Schneider Electric SE	6,115	422,196
Total France common stocks		841,129
Germany: 2.98%
HeidelbergCement AG	7,355	583,246
SAP SE	2,789	194,643
Total Germany common stocks		777,889
Israel: 4.05%
Check Point Software Technologies Ltd.*	8,250	656,288
Mellanox Technologies Ltd.*	8,300	403,297
Total Israel common stocks		1,059,585
Italy: 1.25%
Intesa Sanpaolo SpA	90,136	326,787
Japan: 14.76%
Hino Motors Ltd.	17,800	220,200
Kao Corp.	5,300	246,541
KDDI Corp.	29,300	707,212
Makita Corp.	3,700	200,744
Panasonic Corp.	25,200	346,234
Shin-Etsu Chemical Co., Ltd.	4,400	273,200
Sumitomo Mitsui Financial Group, Inc.	13,000	579,867
THK Co., Ltd.	14,200	307,008
Tokio Marine Holdings, Inc.	14,300	595,205
Toyota Motor Corp.	5,700	382,049
Total Japan common stocks		3,858,260
Netherlands: 5.48%
Koninklijke DSM NV1	8,217	476,358
NXP Semiconductors NV*	9,750	957,450
Total Netherlands common stocks		1,433,808
Norway: 3.66%
Norsk Hydro ASA	30,895	130,232
Statoil ASA[1]	21,447	383,234
	Shares	Value
Telenor ASA	20,297	$444,748
Total Norway common stocks		958,214
Spain: 3.78%
Banco Bilbao Vizcaya Argentaria SA	40,114	393,188
Banco Santander SA	37,124	259,252
Mediaset Espana Comunicacion SA	25,640	336,014
Total Spain common stocks		988,454
Sweden: 3.19%
Lundin Petroleum AB*	18,424	315,592
Nordea Bank AB	41,491	517,521
Total Sweden common stocks		833,113
Switzerland: 3.29%
Novartis AG	4,993	492,117
Zurich Insurance Group AG*	1,208	367,717
Total Switzerland common stocks		859,834
Taiwan: 2.21%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR[1]	25,400	576,834
United Kingdom: 9.76%
Aberdeen Asset Management PLC	43,515	276,227
Aviva PLC	59,506	460,482
Berkeley Group Holdings PLC	7,502	394,410
Compass Group PLC	28,463	470,928
Next PLC	3,241	379,385
Premier Oil PLC*	60,411	141,527
Rotork PLC	117,599	429,792
Total United Kingdom common stocks		2,552,751
United States: 33.84%
Acorda Therapeutics, Inc.*	7,985	266,140
Alnylam Pharmaceuticals, Inc.*	3,178	380,947
Amazon.com, Inc.*	466	202,286
American Express Co.	4,110	319,429
Apple, Inc.	2,217	278,067
Applied Materials, Inc.	10,893	209,364
Bio-Rad Laboratories, Inc., Class A*	1,795	270,345
Bluebird Bio, Inc.*	575	96,813
Broadcom Corp., Class A	5,554	285,975
Chimerix, Inc.*	9,516	439,639
Citigroup, Inc.	3,830	211,569
Colfax Corp.*[1]	2,800	129,220
Digital Realty Trust, Inc.	3,400	226,712
Eli Lilly & Co.	7,875	657,484
Envision Healthcare Holdings, Inc.*	3,600	142,128
Ford Motor Co.	9,393	140,989
Lexicon Pharmaceuticals, Inc.*[1]	22,909	184,417
LyondellBasell Industries NV, Class A	6,300	652,176

UBS Global Sustainable Equity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Macy's, Inc.	4,325	$291,808
MetLife, Inc.	4,052	226,872
Micron Technology, Inc.*	13,805	260,086
PDC Energy, Inc.*	4,535	243,257
PNC Financial Services Group, Inc.	3,927	375,618
Praxair, Inc.	2,596	310,352
Procter & Gamble Co.	3,735	292,226
Rock-Tenn Co., Class A	3,119	187,764
ServiceSource International, Inc.*	19,747	108,016
Symantec Corp.	9,756	226,827
United Rentals, Inc.*	1,685	147,640
UnitedHealth Group, Inc.	2,767	337,574
US Bancorp	10,593	459,736
Whirlpool Corp.	1,649	285,359
Total United States common stocks		8,846,835
Total common stocks (cost $22,873,743)		24,990,133
	Shares	Value
Preferred stock: 1.97%
Germany: 1.97%
Volkswagen AG, Preference shares (cost $496,813)	2,225	$515,952
Short-term investment: 2.33%
Investment company: 2.33%
UBS Cash Management Prime Relationship Fund[2] (cost $608,651)	608,651	608,651
Investment of cash collateral from securities loaned: 3.00%
UBS Private Money Market Fund LLC[2] (cost $785,656)	785,656	785,656
Total investments: 102.88% (cost $24,764,863)		26,900,392
Liabilities, in excess of cash and other assets: (2.88)%		(754,176)
Net assets: 100.00%		$26,146,216

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $24,784,546; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,335,647
Gross unrealized depreciation	(1,219,801)
Net unrealized appreciation of investments	$2,115,846

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71. Portfolio footnotes begin on page 31.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$24,990,133	$—	$—	$24,990,133
Preferred stock	515,952	—	—	515,952
Short-term investment	—	608,651	—	608,651
Investment of cash collateral from securities loaned	—	785,656	—	785,656
Total	$25,506,085	$1,394,307	$—	$26,900,392

At June 30, 2015, there were no transfers between Level 1 and Level 2.

UBS Global Sustainable Equity Fund

Portfolio of investments

June 30, 2015

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2015.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$328,482	$7,175,070	$6,894,901	$608,651	$310
UBS Private Money Market Fund LLC[a]	103,482	8,752,545	8,070,371	785,656	31
	$431,964	$15,927,615	$14,965,272	$1,394,307	$341

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS U.S. Defensive Equity Fund (the "Fund") returned 8.33% (Class A shares returned 2.36% after the deduction of the maximum sales charge), while Class P shares returned 8.55%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 7.37% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 35; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  An overweight to the health care sector, along with strong stock selection within the sector, made a significant contribution to Fund performance. While health care was the best-performing sector in the benchmark index, the Fund benefitted from holding several names in particular.

  – Shares of Hospira, Inc. were up 70% during the reporting period. The generic drug company, which provides injectables and infusion technologies, saw its share price rally after Pfizer announced plans to acquire Hospira at a significant premium. We sold the position after that announcement, as the stock reached what we consider fair value.

  – Impax Laboratories was a top contributor to relative returns for the 12-month period. The generic drug company has been attempting to develop a branded business for several years. The news that the Food & Drug Administration (FDA) had approved the company's first branded drug RYTARY, an extended-release capsule for the treatment of Parkinson's disease, led the stock to trade higher.

  – Chimerix made a strong contribution to Fund performance. The development-stage biotech company boasts a promising drug pipeline that includes an antiviral treatment recently used to treat Ebola.

•  The Fund's information technology stocks, particularly the semiconductor names, were positive for performance during the reporting period.

  – Freescale Semiconductor was the Fund's top-performing stock during the 12 months. Shares climbed 80% after the company reported strong fourth quarter earnings and a revenue outlook that exceeded market expectations. News of Freescale's acquisition by NXP Semiconductors gave the stock an additional boost, as the deal will create the largest supplier of microchips in the automotive industry. We realized our investment thesis and sold the stock before the end of the period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Defensive Equity Fund

•  Several individual stocks made strong positive contributions to relative returns.

  – Shares of Pacific DataVision rose 111% during the 12-month period. Pacific DataVision began as a private placement that was intended to fund the potential acquisition of Sprint's wireless spectrum, which would be used to build a nationwide push-to-talk wireless network and consolidate 4G networks. The Fund's position was contingent on the Sprint spectrum acquisition closing and receiving FCC approval. Now that those milestones have passed, an initial public offering (IPO) is imminent.

•  The Fund benefited from the decision not to hold utilities stocks. The sector posted negative returns during the 12 months, which helped the Fund's relative performance.

What didn't work

•  Several energy stocks detracted from Fund returns during the 12 months. We believe the market is overreacting to the decline in oil prices, as we have identified attractive opportunities within the exploration and production (E&P) sector.

  – Shares of Noble Corporation declined 43% for the 12-month period. Calendar year 2014 presented a difficult environment for offshore drillers, with challenging trends in the number of uncontracted new-build deliveries, rigs rolling off contracts, and operator sublets. As a result, these companies have seen intense competition, falling day rates and rig retirements, all of which exerted downward pressure on Noble's stock price.

  – EOG Resources saw its share price struggle as a result of oil price volatility. We remain confident in our long-term thesis and consider EOG Resources best of breed among E&P companies.

  – McDermott International also detracted from relative returns. The company reported significant operating losses and indicated that the trend would continue in the near term based on the current environment for companies in the oil and gas industry.

•  Several individual stock positions in various industries made a negative contribution to the Fund's returns. Industry weightings did not have any noteworthy negative effects.

  – Micron Technology was a top detractor, declining 43% during the period. The semiconductor company indicated an outlook for the fiscal fourth quarter that was worse than expected. While Micron is wrestling with increased costs for product line transitions, we believe the company and its industry are better positioned than at any time in the past. We maintain high conviction in our thesis for Micron, and continue to hold the position.

  – Shares of Hertz Global Holdings traded lower during the 12-month period. The car rental company's stock price declined following accounting issues and recent board changes. Given consolidation within the rental car industry, we believe Hertz can realize cost efficiencies and better buying and selling of car inventory, which should lead to margin improvement over the long run.

Portfolio highlights

•  Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe Mondelez is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

UBS U.S. Defensive Equity Fund

•  Yum! Brands is the leading multi-concept global restaurant company. Its three main concepts are KFC, Taco Bell and Pizza Hut. Our research indicates that the market is undervaluing the long-term value of the KFC and Pizza Hut franchises in China. Unit growth in China has accelerated in recent years as a result of prior investment in infrastructure. This should allow for more rapid growth in smaller cities. We expect Yum! to continue to grow earnings per share by double digits for the next several years through a combination of strong international growth and return of capital to shareholders through dividends and share repurchases.

•  Laboratory Corp. of America is a global independent clinical laboratory company. It has significantly underperformed the S&P 500 Index due to a weak utilization environment combined with overhang from government reimbursement pressures. Longer-term, we believe national labs such as Laboratory Corp. stand to grow market share at the expense of higher-cost independent and hospital-owned labs. This trend, combined with the company's cost reduction efforts, should allow Laboratory Corp. to return to operating margins near 20%.

•  Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company's cash flows and its returns to shareholders. Philip Morris's regulatory and consumption risk is well-diversified across 180 markets around the globe. While governments have an interest in reducing tobacco consumption, they have become reliant on steady tobacco tax flows. Many governments are working with Philip Morris to encourage steady but slow declines in consumption while growing taxation and price revenues.

•  Praxair produces, sells and distributes atmospheric, process and specialty gases, as well as surface coatings. We believe the company has a high-quality franchise with local scale and density-based competitive advantages in attractive markets such as North America and Brazil. Praxair's strong management team and culture drive best-in-class operating efficiency and strategic capital deployment. In addition, the company's stable cash flow profile allows Praxair to issue large amounts of debt cheaply, creating capital deployment arbitrage opportunities.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Defensive Equity Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	8.33%	14.75%	4.83%
Class C3	7.52	13.91	4.05
Class P4	8.55	15.04	5.08
After deducting maximum sales charge
Class A2	2.36%	13.46%	4.16%
Class C3	6.52	13.91	4.05
Russell 1000 Index[5]	7.37%	17.58%	7.64%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—3.80% and 2.15%; Class C—4.61% and 2.90%; Class P—3.53% and 1.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS U.S. Defensive Equity Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Defensive Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Defensive Equity Fund Class A and Class P shares versus the Russell 1000 Index from September 26, 2006, which is the inception date of the two classes, through June 30, 2015. The performance of Class C shares will vary based upon the class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Defensive Equity Fund

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
Mondelez International, Inc., Class A	3.3%
Philip Morris International, Inc.	2.8
JPMorgan Chase & Co.	2.8
Walt Disney Co.	2.8
Yum! Brands, Inc.	2.7
UnitedHealth Group, Inc.	2.6
Amazon.com, Inc.	2.6
PepsiCo, Inc.	2.5
Eli Lilly & Co.	2.4
General Electric Co.	2.4
Total	26.9%

1  Only long positions are considered for top ten holdings.

UBS U.S. Defensive Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Common stocks
Automobiles	2.86%
Banks	9.55
Beverages	2.52
Biotechnology	6.53
Capital markets	2.14
Chemicals	3.47
Communications equipment	0.98
Consumer finance	4.04
Diversified telecommunication services	1.48
Electronic equipment, instruments & components	3.50
Energy equipment & services	2.16
Food & staples retailing	2.49
Food products	3.30
Health care equipment & supplies	1.58
Health care providers & services	6.30
Hotels, restaurants & leisure	2.73
Household durables	2.51
Industrial conglomerates	3.81
Insurance	5.59
Internet & catalog retail	2.56
Internet software & services	2.11
IT services	2.66
Life sciences tools & services	1.26
Machinery	2.00
Media	4.56
Oil, gas & consumable fuels	6.23
Pharmaceuticals	10.12
Real estate investment trust (REIT)	3.30
Road & rail	3.95
Semiconductors & semiconductor equipment	9.88
Software	3.95
Specialty retail	1.22
Technology hardware, storage & peripherals	4.28
Tobacco	2.81
Trading companies & distributors	1.75
Total common stocks	130.18%
Investment company
Short-term investment	5.77
Options purchased	0.62
Total investments before investments sold short	136.57%
Investments sold short
Common stocks
Banks	(2.59)%
Beverages	(1.13)
Biotechnology	(2.82)
Capital markets	(2.49)
Commercial services & supplies	(1.42)
Communications equipment	(0.82)
Diversified telecommunication services	(0.40)
Electronic equipment, instruments & components	(1.12)
Energy equipment & services	(0.18)
Food products	(0.38)
Health care equipment & supplies	(2.18)
Health care providers & services	(1.38)
Hotels, restaurants & leisure	(2.18)
Household products	(0.31)
Insurance	(0.90)
Internet software & services	(1.16)
IT services	(0.83)
Life sciences tools & services	(1.42)
Media	(0.51)
Oil, gas & consumable fuels	(0.19)
Pharmaceuticals	(1.54)
Real estate investment trust (REIT)	(0.19)
Semiconductors & semiconductor equipment	(1.99)
Software	(2.03)
Specialty retail	(0.81)
Technology hardware, storage & peripherals	(0.38)
Textiles, apparel & luxury goods	(0.58)
Thrifts & mortgage finance	(0.38)
Total investments sold short	(32.31)%
Total investments, net of investments sold short	104.26
Liabilities, in excess of cash and other assets	(4.26)
Net assets	100.00%

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks: 130.18%
Automobiles: 2.86%
Ford Motor Co.[1]	13,230	$198,582
General Motors Co.[1]	8,486	282,839
		481,421
Banks: 9.55%
Citigroup, Inc.[1]	7,047	389,276
Fifth Third Bancorp[1]	9,138	190,253
JPMorgan Chase & Co.[1]	6,884	466,460
US Bancorp[1]	8,588	372,719
Wells Fargo & Co.[1]	3,360	188,967
		1,607,675
Beverages: 2.52%
PepsiCo, Inc.[1]	4,551	424,790
Biotechnology: 6.53%
Acorda Therapeutics, Inc.*[1]	5,710	190,314
Alnylam Pharmaceuticals, Inc.*[1]	2,484	297,757
Atara Biotherapeutics, Inc.*[1]	1,203	63,470
Bluebird Bio, Inc.*[1]	251	42,261
Chimerix, Inc.*[1]	7,268	335,782
Lexicon Pharmaceuticals, Inc.*[1]	15,782	127,045
MacroGenics, Inc.*[1]	600	22,782
Regulus Therapeutics, Inc.*[1]	1,700	18,632
		1,098,043
Capital markets: 2.14%
Invesco Ltd.[1]	5,180	194,198
Morgan Stanley[1]	4,270	165,634
		359,832
Chemicals: 3.47%
Monsanto Co.[1]	1,746	186,106
Praxair, Inc.[1]	3,322	397,145
		583,251
Communications equipment: 0.98%
Arista Networks, Inc.*	2,011	164,379
Consumer finance: 4.04%
American Express Co.[1]	3,783	294,015
Capital One Financial Corp.[1]	4,382	385,484
		679,499
Diversified telecommunication services: 1.48%
Pacific DataVision, Inc.*[1,2]	5,900	248,567
Electronic equipment, instruments & components: 3.50%
CDW Corp.	5,692	195,122
Dolby Laboratories, Inc., Class A	5,126	203,399
	Shares	Value
Jabil Circuit, Inc.[1]	8,917	$189,843
		588,364
Energy equipment & services: 2.16%
Halliburton Co.[1]	3,140	135,240
McDermott International, Inc.*[1]	19,670	105,038
Noble Corp. PLC[1]	8,030	123,581
		363,859
Food & staples retailing: 2.49%
Rite Aid Corp.*[1]	14,330	119,655
Walgreens Boots Alliance, Inc.[1]	3,540	298,918
		418,573
Food products: 3.30%
Mondelez International, Inc., Class A1	13,477	554,444
Health care equipment & supplies: 1.58%
HeartWare International, Inc.*[1]	1,470	106,854
Thoratec Corp.*[1]	3,550	158,224
		265,078
Health care providers & services: 6.30%
Envision Healthcare Holdings, Inc.*[1]	5,470	215,955
Laboratory Corp. of America Holdings*[1]	3,344	405,360
UnitedHealth Group, Inc.[1]	3,592	438,224
		1,059,539
Hotels, restaurants & leisure: 2.73%
Yum! Brands, Inc.[1]	5,106	459,949
Household durables: 2.51%
Jarden Corp.*	5,710	295,493
Lennar Corp., Class A1	2,480	126,579
		422,072
Industrial conglomerates: 3.81%
Danaher Corp.[1]	2,753	235,630
General Electric Co.[1]	15,288	406,202
		641,832
Insurance: 5.59%
Aon PLC[1]	3,108	309,805
Lincoln National Corp.[1]	5,038	298,350
MetLife, Inc.[1]	5,943	332,749
		940,904
Internet & catalog retail: 2.56%
Amazon.com, Inc.*[1]	993	431,051
Internet software & services: 2.11%
Facebook, Inc., Class A*	4,146	355,582

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Concluded)
IT services: 2.66%
ServiceSource International, Inc.*[1]	24,980	$136,641
Visa, Inc., Class A1	4,637	311,374
		448,015
Life sciences tools & services: 1.26%
Bio-Rad Laboratories, Inc., Class A*[1]	1,406	211,758
Machinery: 2.00%
Colfax Corp.*[1]	3,460	159,679
Joy Global, Inc.[1]	4,872	176,366
		336,045
Media: 4.56%
CBS Corp. (Non-Voting), Class B1	5,473	303,751
Walt Disney Co.[1]	4,055	462,838
		766,589
Oil, gas & consumable fuels: 6.23%
Approach Resources, Inc.*[1]	8,800	60,280
Chevron Corp.[1]	1,650	159,175
Cobalt International Energy, Inc.*[1]	14,300	138,853
EOG Resources, Inc.[1]	2,220	194,361
Gulfport Energy Corp.*[1]	1,875	75,469
Laredo Petroleum, Inc.*[1]	5,200	65,416
Oasis Petroleum, Inc.*[1]	4,400	69,740
PDC Energy, Inc.*[1]	3,140	168,430
SM Energy Co.[1]	2,525	116,453
		1,048,177
Pharmaceuticals: 10.12%
Allergan PLC*[1]	1,276	387,215
Catalent, Inc.*[1]	7,600	222,908
Eli Lilly & Co.[1]	4,889	408,182
Impax Laboratories, Inc.*[1]	6,127	281,352
Medicines Co./The*	6,065	173,520
Teva Pharmaceutical Industries Ltd. ADR[1]	3,880	229,308
		1,702,485
Real estate investment trust (REIT): 3.30%
American Campus Communities, Inc.[1]	1,730	65,204
Digital Realty Trust, Inc.[1]	4,051	270,121
Simon Property Group, Inc.[1]	1,270	219,735
		555,060
Road & rail: 3.95%
Hertz Global Holdings, Inc.*[1]	9,953	180,348
Norfolk Southern Corp.	2,505	218,837
Union Pacific Corp.	2,785	265,606
		664,791
	Shares	Value
Semiconductors & semiconductor equipment: 9.88%
Broadcom Corp., Class A1	4,528	$233,147
Integrated Device Technology, Inc.*	7,195	156,131
Maxim Integrated Products, Inc.	5,292	182,971
Micron Technology, Inc.*[1]	12,858	242,245
NXP Semiconductors NV*[1]	1,724	169,297
ON Semiconductor Corp.*	14,361	167,880
Qorvo, Inc.*	2,039	163,671
Silicon Laboratories, Inc.*[1]	3,030	163,650
Skyworks Solutions, Inc.	1,765	183,736
		1,662,728
Software: 3.95%
Check Point Software Technologies Ltd.*[1]	3,679	292,665
Symantec Corp.[1]	16,021	372,488
		665,153
Specialty retail: 1.22%
Best Buy Co., Inc.[1]	6,299	205,410
Technology hardware, storage & peripherals: 4.28%
Apple, Inc.[1]	2,906	364,485
SanDisk Corp.	2,825	164,471
Western Digital Corp.	2,440	191,345
		720,301
Tobacco: 2.81%
Philip Morris International, Inc.[1]	5,904	473,324
Trading companies & distributors: 1.75%
Fastenal Co.[1]	7,000	295,260
Total common stocks (cost $18,470,651)		21,903,800
Short-term investment: 5.77%
Investment company: 5.77%
UBS Cash Management Prime Relationship Fund[3] (cost $971,540)	971,540	971,540
	Number of contracts
Options purchased: 0.62%
Put options: 0.62%
E-mini S&P 500 Index, strike @ USD 2,000, expires July 2015 (cost $196,118)	79	102,700
Total investments before investments sold short: 136.57% (cost $19,638,309)		22,978,040

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Investments sold short: (32.31)%
Common stocks: (32.31)%
Banks: (2.59)%
Associated Banc-Corp.	(3,210)	$(65,067)
BancorpSouth, Inc.	(2,740)	(70,582)
Bank of America Corp.	(3,690)	(62,804)
First Niagara Financial Group, Inc.	(4,950)	(46,728)
People's United Financial, Inc.	(3,980)	(64,516)
Westamerica Bancorporation	(1,250)	(63,312)
Zions Bancorporation	(1,980)	(62,835)
		(435,844)
Beverages: (1.13)%
Brown-Forman Corp., Class B	(580)	(58,104)
Constellation Brands, Inc., Class A	(700)	(81,214)
Dr. Pepper Snapple Group, Inc.	(700)	(51,030)
		(190,348)
Biotechnology: (2.82)%
Celgene Corp.	(900)	(104,161)
Intrexon Corp.	(1,950)	(95,160)
Ligand Pharmaceuticals, Inc., Class B	(772)	(77,895)
Repligen Corp.	(2,350)	(96,985)
United Therapeutics Corp.	(580)	(100,891)
		(475,092)
Capital markets: (2.49)%
Charles Schwab Corp.	(4,380)	(143,007)
Janus Capital Group, Inc.	(5,020)	(85,942)
Northern Trust Corp.	(700)	(53,522)
Stifel Financial Corp.	(1,340)	(77,372)
TD Ameritrade Holding Corp.	(1,600)	(58,912)
		(418,755)
Commercial services & supplies: (1.42)%
Healthcare Services Group, Inc.	(4,670)	(154,344)
Stericycle, Inc.	(630)	(84,363)
		(238,707)
Communications equipment: (0.82)%
Juniper Networks, Inc.	(2,890)	(75,053)
Polycom, Inc.	(5,445)	(62,291)
		(137,344)
Diversified telecommunication services: (0.40)%
Level 3 Communications, Inc.	(1,289)	(67,892)
Electronic equipment, instruments & components: (1.12)%
Flextronics International Ltd.	(5,510)	(62,318)
Ingram Micro, Inc., Class A	(2,496)	(62,475)
Tech Data Corp.	(1,108)	(63,776)
		(188,569)
	Shares	Value
Energy equipment & services: (0.18)%
FMC Technologies, Inc.	(750)	$(31,118)
Food products: (0.38)%
McCormick & Co. Inc. (Non-voting)	(800)	(64,760)
Health care equipment & supplies: (2.18)%
Abaxis, Inc.	(1,410)	(72,587)
DENTSPLY International, Inc.	(1,120)	(57,736)
IDEXX Laboratories, Inc.	(876)	(56,187)
STERIS Corp.	(760)	(48,974)
Zeltiq Aesthetics, Inc.	(2,580)	(76,032)
Zimmer Biomet Holdings, Inc.	(500)	(54,615)
		(366,131)
Health care providers & services: (1.38)%
Bio-Reference Laboratories, Inc.	(2,460)	(101,475)
MEDNAX, Inc.	(970)	(71,887)
Patterson Cos., Inc.	(1,220)	(59,353)
		(232,715)
Hotels, restaurants & leisure: (2.18)%
Buffalo Wild Wings, Inc.	(443)	(69,414)
Choice Hotels International, Inc.	(2,715)	(147,289)
Hyatt Hotels Corp., Class A	(1,500)	(85,035)
Wendy's Co.	(5,820)	(65,649)
		(367,387)
Household products: (0.31)%
Clorox Co.	(500)	(52,010)
Insurance: (0.90)%
American International Group, Inc.	(2,440)	(150,841)
Internet software & services: (1.16)%
Akamai Technologies, Inc.	(860)	(60,045)
Gogo, Inc.	(3,212)	(68,833)
Rackspace Hosting, Inc.	(1,802)	(67,017)
		(195,895)
IT services: (0.83)%
Cognizant Technology Solutions Corp., Class A	(1,330)	(81,250)
Xerox Corp.	(5,426)	(57,732)
		(138,982)
Life sciences tools & services: (1.42)%
Mettler-Toledo International, Inc.	(330)	(112,682)
PerkinElmer, Inc.	(1,320)	(69,485)
Thermo Fisher Scientific, Inc.	(435)	(56,445)
		(238,612)

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Media: (0.51)%
Gannett Co., Inc.	(1,100)	$(15,390)
TEGNA, Inc.	(2,200)	(70,554)
		(85,944)
Oil, gas & consumable fuels: (0.19)%
Hess Corp.	(470)	(31,434)
Pharmaceuticals: (1.54)%
AbbVie, Inc.	(1,600)	(107,504)
Endo International PLC	(1,210)	(96,376)
Sagent Pharmaceuticals, Inc.	(2,290)	(55,670)
		(259,550)
Real estate investment trust (REIT): (0.19)%
Equity Residential	(450)	(31,576)
Semiconductors & semiconductor equipment: (1.99)%
Cavium, Inc.	(1,125)	(77,412)
Linear Technology Corp.	(1,200)	(53,076)
Teradyne, Inc.	(3,080)	(59,413)
Texas Instruments, Inc.	(2,810)	(144,743)
		(334,644)
Software: (2.03)%
Cadence Design Systems, Inc.	(4,132)	(81,235)
Electronic Arts, Inc.	(1,800)	(119,700)
Red Hat, Inc.	(940)	(71,374)
Synopsys, Inc.	(1,360)	(68,884)
		(341,193)
	Shares	Value
Specialty retail: (0.81)%
American Eagle Outfitters, Inc.	(3,990)	$(68,708)
Staples, Inc.	(4,360)	(66,751)
		(135,459)
Technology hardware, storage & peripherals: (0.38)%
Diebold, Inc.	(1,816)	(63,560)
Textiles, apparel & luxury goods: (0.58)%
Under Armour, Inc., Class A	(1,170)	(97,625)
Thrifts & mortgage finance: (0.38)%
Astoria Financial Corp.	(4,640)	(63,986)
Total investments sold short (proceeds $4,142,855)		(5,435,973)
Total investments, net of investments sold short: 104.26%		17,542,067
Liabilities, in excess of cash and other assets: (4.26)%		(716,233)
Net assets: 100.00%		$16,825,834

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $19,637,171; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,229,712
Gross unrealized depreciation	(888,843)
Net unrealized appreciation of investments	$3,340,869

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71. Portfolio footnotes begin on page 44.

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2015

Options written

	Expiration date	Premiums received	Value
Put options
E-mini S&P 500 Index, 79 contracts, strike @ USD 1,790	July 2015	$43,253	$(8,690)

Written options activity for the year ended June 30, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2014	80	$39,800
Options written	385	317,259
Options terminated in closing purchase transactions	(386)	(313,806)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2015	79	$43,253

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$21,655,233	$248,567	$—	$21,903,800
Short-term investment	—	971,540	—	971,540
Options purchased	102,700	—	—	102,700
Total	$21,757,933	$1,220,107	$—	$22,978,040
Liabilities
Common stocks sold short	$(5,435,973)	$—	$—	$(5,435,973)
Options written	(8,690)	—	—	(8,690)
Total	$(5,444,663)	$—	$—	$(5,444,663)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2015

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of this security amounted to $248,567 or 1.48% of net assets.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$232,835	$4,453,365	$3,714,660	$971,540	$541

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") returned 8.33% (Class A shares returned 2.39% after the deduction of the maximum sales charge), while Class P shares returned 8.65%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 7.37% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 48; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Strong stock selection within the health care sector made a significant contribution to Fund performance.

  – Hospira, Inc. was the Fund's top-performing stock during the reporting period. The generic drug company, which provides injectables and infusion technologies, saw its share price rise 70% after Pfizer announced plans to acquire Hospira at a significant premium. We sold the position after that announcement, as the stock reached what we consider fair value.

  – Alnylam was a top contributor during the 12 months. The biotech company, which specializes in RNAi therapeutics, saw its stock price climb steadily based on positive earnings estimate revision activity and favorable news on both the clinical trial and intellectual property front.

  – The stock price of Bluebird Bio soared on the company's announcement that its experimental gene therapy had ended the need for regular blood transfusions in four patients with beta thalassemia major, an inherited blood disorder.

  – Chimerix made a strong contribution to Fund performance. The development-stage biotech company boasts a promising drug pipeline that includes an antiviral treatment recently used to treat Ebola.

•  The Fund's information technology stocks, particularly the semiconductor names, were positive for performance during the reporting period.

  – Shares of Freescale Semiconductor climbed 80% after the company reported strong fourth quarter earnings and a revenue outlook that exceeded market expectations. News of Freescale's acquisition by NXP Semiconductors gave the stock an additional boost, as the deal will create the largest supplier of microchips in the automotive industry. We realized our investment thesis and sold the stock after the end of the reporting period.

•  The Fund benefited from underweight positions in the energy and industrials sectors. Falling oil prices led the energy sector to post the worst performance in the benchmark index during the 12 months. Minimizing exposure to these stocks helped the Fund's relative performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Equity Opportunity Fund

What didn't work

•  The few energy stocks we did hold detracted from Fund returns during the 12 months. We have identified attractive opportunities within the exploration and production (E&P) sector that we believe will add value despite the decline in energy prices.

  – EOG Resources saw its share price struggle as a result of oil price volatility. We remain confident in our long-term thesis and consider EOG Resources best of breed among E&P companies.

  – Shares of Noble Corporation declined 43% for the 12-month period. Calendar year 2014 presented a difficult environment for offshore drillers, with challenging trends in the number of uncontracted new-build deliveries, rigs rolling off contracts, and operator sublets. As a result, these companies have seen intense competition, falling day rates and rig retirements, all of which exerted downward pressure on Noble's stock price.

•  Several individual stock positions in various industries made a negative contribution to the Fund's returns.

  – Micron Technology was a top detractor, declining 43% during the period. The semiconductor company indicated an outlook for the fiscal fourth quarter that was worse than expected. While Micron is wrestling with increased costs for product line transitions, we believe the company and its industry are better positioned than at any time in the past. We maintain high conviction in our thesis for Micron and continue to hold the position.

  – The share price of ServiceSource International, which provides business software and services for technology-enabled healthcare and life sciences companies, declined during the period. We believe its shares are undervalued due to near-term pressure on margins from investments in sales headcount growth and a new Software as a Service offering. Fears of weak European technology spending and global macro risk have also hurt the stock. However, we see multiple avenues of growth for ServiceSource and believe the company makes an attractive acquisition target for software or information technology services companies. ServiceSource International was sold prior to the end of the reporting period to fund a more compelling price/value opportunity.

  – Luxury apparel company Ralph Lauren detracted from relative returns after reporting weak results, especially for its outlet business. Ralph Lauren faces additional headwinds from the impact of US dollar appreciation on its foreign revenues. We sold the position because we identified a violation of our investment thesis.

•  Certain sector underweights made a negative contribution to Fund returns. The health care sector was up significantly within the benchmark, and though our stock selection made a positive contribution, the Fund's underweight to the sector as a whole detracted. The Fund's underweight to consumer discretionary stocks also hindered relative returns, as the sector performed strongly during the period.

Portfolio highlights

•  Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe Mondelez is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

•  We believe US Bancorp, a financial services firm, is well-positioned to experience above-peer earnings growth over the next several years as a result of solid revenue growth, strong expense discipline, stable-to-improving

UBS U.S. Equity Opportunity Fund

credit quality and aggressive capital management. The growth in revenues will likely be driven by a superior business mix that features strong fee-based revenues and solid loan growth accompanied by a fairly stable net interest margin. The company is already Basel III compliant at 8.8% and continues to generate a return on equity (ROE) of greater than 15%.

•  Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company's cash flows and its returns to shareholders. Philip Morris's regulatory and consumption risk is well-diversified across 180 markets around the globe. While governments have an interest in reducing tobacco consumption, they have become reliant on steady tobacco tax flows. Many governments are working with Philip Morris to encourage steady but slow declines in consumption while growing taxation and price revenues.

•  Digital Realty Trust is a real estate investment trust (REIT) specializing in technology-related properties. Digital Realty has been aggressively improving its portfolio of global data centers through new developments and acquisitions, particularly in higher-margin overseas markets. We believe the REIT will benefit from improved occupancy levels at higher rents as contracts signed at what are now below-market rents expire and are replaced with higher-rent leases. We believe the REIT's discount to the industry's average implied cap rate will narrow in time as investors recognize its ability to generate above-average earnings growth in most economic scenarios.

• We believe credit services firm American Express is in a strong position to take advantage of improving consumer spending volume and credit card loan growth over the next several years. Positive factors include solid global economic growth, improving business travel expenditures, increasing merchant acceptance and increasing share of the underserved market. As a result, American Express should experience strong profitability, earnings growth and cash flow generation, which will be driven by solid revenue growth, improving operating leverage, manageable credit quality and aggressive capital management.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Opportunity Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.33%	15.18%	5.57%
Class C2	7.54	14.35	4.78
Class P3	8.65	15.50	5.85
After deducting maximum sales charge
Class A1	2.39%	13.88%	4.97%
Class C2	6.54	14.35	4.78
Russell 1000 Index[4]	7.37%	17.58%	8.13%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.72% and 1.20%; Class C—2.50% and 1.95%; Class P—1.52% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Opportunity Fund Class A and Class P shares versus the Russell 1000 Index over the 10 years ended June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)

As of June 30, 2015

Percentage of net assets
Apple, Inc.	6.6%
Mondelez International, Inc., Class A	4.8
Philip Morris International, Inc.	4.5
Amazon.com, Inc.	4.4
US Bancorp	4.3
American Express Co.	3.9
Digital Realty Trust, Inc.	3.9
Citigroup, Inc.	3.9
MetLife, Inc.	3.5
Alnylam Pharmaceuticals, Inc.	3.4
Total	43.2%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Common stocks
Automobiles	3.09%
Banks	8.18
Biotechnology	12.15
Chemicals	3.11
Consumer finance	3.94
Diversified telecommunication services	1.84
Energy equipment & services	0.94
Food & staples retailing	2.43
Food products	4.84
Insurance	6.66
Internet & catalog retail	4.35
Internet software & services	4.33
Life sciences tools & services	2.35
Machinery	2.93
Oil, gas & consumable fuels	5.87
Real estate investment trust (REIT)	3.92
Semiconductors & semiconductor equipment	11.76
Software	2.88
Technology hardware, storage & peripherals	9.22
Tobacco	4.50
Total common stocks	99.29%
Short-term investment	0.89
Investment of cash collateral from securities loaned	2.96
Total investments	103.14%
Liabilities, in excess of cash and other assets	(3.14)
Net assets	100.00%

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks: 99.29%
Automobiles: 3.09%
Ford Motor Co.	92,400	$1,386,924
Banks: 8.18%
Citigroup, Inc.	31,754	1,754,091
US Bancorp	44,300	1,922,620
		3,676,711
Biotechnology: 12.15%
Acorda Therapeutics, Inc.*	33,800	1,126,554
Alnylam Pharmaceuticals, Inc.*	12,700	1,522,349
Bluebird Bio, Inc.*	3,700	622,969
Chimerix, Inc.*	32,300	1,492,260
Lexicon Pharmaceuticals, Inc.*[1]	57,885	465,974
MacroGenics, Inc.*	6,100	231,617
		5,461,723
Chemicals: 3.11%
Praxair, Inc.	11,700	1,398,735
Consumer finance: 3.94%
American Express Co.	22,800	1,772,016
Diversified telecommunication services: 1.84%
Pacific DataVision, Inc.*	1,900	80,047
Pacific DataVision, Inc.*[2]	17,700	745,701
		825,748
Energy equipment & services: 0.94%
Noble Corp. PLC	27,600	424,764
Food & staples retailing: 2.43%
Rite Aid Corp.*	130,800	1,092,180
Food products: 4.84%
Mondelez International, Inc., Class A	52,900	2,176,306
Insurance: 6.66%
Lincoln National Corp.	23,800	1,409,436
MetLife, Inc.	28,300	1,584,517
		2,993,953
Internet & catalog retail: 4.35%
Amazon.com, Inc.*	4,500	1,953,405
Internet software & services: 4.33%
Google, Inc., Class A*	1,980	1,069,279
Google, Inc., Class C*	1,684	876,539
		1,945,818
	Shares	Value
Life sciences tools & services: 2.35%
Bio-Rad Laboratories, Inc., Class A*	7,000	$1,054,270
Machinery: 2.93%
Colfax Corp.*	28,500	1,315,275
Oil, gas & consumable fuels: 5.87%
EOG Resources, Inc.	17,200	1,505,860
Laredo Petroleum, Inc.*[1]	90,114	1,133,634
		2,639,494
Real estate investment trust (REIT): 3.92%
Digital Realty Trust, Inc.	26,400	1,760,352
Semiconductors & semiconductor equipment: 11.76%
Applied Materials, Inc.	58,600	1,126,292
Broadcom Corp., Class A	19,300	993,757
Freescale Semiconductor Ltd.*	24,500	979,265
Mellanox Technologies Ltd.*	29,100	1,413,969
Micron Technology, Inc.*	41,000	772,440
		5,285,723
Software: 2.88%
Check Point Software Technologies Ltd.*	16,300	1,296,665
Technology hardware, storage & peripherals: 9.22%
Apple, Inc.	23,575	2,956,895
NetApp, Inc.	37,600	1,186,656
		4,143,551
Tobacco: 4.50%
Philip Morris International, Inc.	25,200	2,020,284
Total common stocks (cost $37,299,153)		44,623,897
Short-term investment: 0.89%
Investment company: 0.89%
UBS Cash Management Prime Relationship Fund[3] (cost $398,780)	398,780	398,780
Investment of cash collateral from securities loaned: 2.96%
UBS Private Money Market Fund LLC[3] (cost $1,331,642)	1,331,642	1,331,642
Total investments: 103.14% (cost $39,029,575)		46,354,319
Liabilities, in excess of cash and other assets: (3.14)%		(1,411,712)
Net assets: 100.00%		$44,942,607

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $39,123,192; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,930,357
Gross unrealized depreciation	(1,699,230)
Net unrealized appreciation of investments	$7,231,127

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$43,878,196	$745,701	$—	$44,623,897
Short-term investment	—	398,780	—	398,780
Investment of cash collateral from securities loaned	—	1,331,642	—	1,331,642
Total	$43,878,196	$2,476,123	$—	$46,354,319

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2015.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of this security amounted to $745,701 or 1.66% of net assets.

3  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$1,765,405	$12,028,238	$13,394,863	$398,780	$1,500
UBS Private Money Market Fund LLC[a]	2,555,583	27,257,887	28,481,828	1,331,642	118
	$4,320,988	$39,286,125	$41,876,691	$1,730,422	$1,618

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 10.61% (Class A shares returned 4.52% after the deduction of the maximum sales charge), while Class P shares returned 10.90%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 7.37% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 56; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection.

Portfolio performance summary1

What worked

•  An overweight to the health care sector, along with strong stock selection within the sector, made a significant contribution to Fund performance. While health care was the best-performing sector in the benchmark index, the Fund benefitted from holding several names in particular.

  – Hospira, Inc. was the Fund's top-performing stock during the reporting period. The generic drug company, which provides injectables and infusion technologies, saw its share price rise 70% after Pfizer announced plans to acquire Hospira at a significant premium. We sold the position after that announcement, as the stock reached what we consider fair value.

  – Alnylam was a top contributor during the 12 months. The biotech company, which specializes in RNAi therapeutics, saw its stock price climb steadily based on positive earnings estimate revision activity and favorable news on both the clinical trial and intellectual property front.

  – Chimerix made a strong contribution to Fund performance. The development-stage biotech company boasts a promising drug pipeline that includes an antiviral treatment recently used to treat Ebola. (For details, see "Portfolio highlights.")

  – The stock price of Bluebird Bio soared on the company's announcement that its experimental gene therapy had ended the need for regular blood transfusions in four patients with beta thalassemia major, an inherited blood disorder.

•  The Fund's information technology stocks, particularly the semiconductor names, were positive for performance during the reporting period.

  – Shares of Freescale Semiconductor climbed 80% after the company reported strong fourth quarter earnings and a revenue outlook that exceeded market expectations. News of Freescale's acquisition by NXP Semiconductors gave the stock an additional boost, as the deal will create the largest supplier of microchips in the automotive industry. We realized our investment thesis and sold the stock before the end of the period.

•  The Fund benefited from the decision not to hold utilities stocks. The sector posted negative returns during the 12 months, which helped the Fund's relative performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Large Cap Equity Fund

What didn't work

•  Several energy stocks detracted from Fund returns during the 12 months. We believe the market is overreacting to the decline in oil prices, as we have identified attractive opportunities within the exploration and production (E&P) sector.

  – EOG Resources saw its share price struggle as a result of oil price volatility. We remain confident in our long-term thesis and consider EOG Resources best of breed among E&P companies.

  – Shares of Noble Corporation declined 43% for the 12-month period. Calendar year 2014 presented a difficult environment for offshore drillers, with challenging trends in the number of uncontracted new-build deliveries, rigs rolling off contracts, and operator sublets. As a result, these companies have seen intense competition, falling day rates and rig retirements, all of which exerted downward pressure on Noble's stock price.

  – McDermott International also detracted from relative returns. The company reported significant operating losses and indicated that the trend would continue in the near term based on the current environment for companies in the oil and gas industry.

•  Several individual stock positions in various industries made a negative contribution to the Fund's returns. Industry weightings did not have any noteworthy negative effects.

  – Micron Technology was a top detractor, declining 43% during the period. The semiconductor company indicated an outlook for the fiscal fourth quarter that was worse than expected. While Micron is wrestling with increased costs for product line transitions, we believe the company and its industry are better positioned than at any time in the past. We maintain high conviction in our thesis for Micron and continue to hold the position.

  – Shares of Hertz Global Holdings traded lower during the 12-month period. The car rental company's stock price declined following accounting issues and recent board changes. Given consolidation within the rental car industry, we believe Hertz can realize cost efficiencies and better buying and selling of car inventory, which should lead to margin improvement over the long run.

Portfolio highlights

•  Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe Mondelez is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

•  Yum! Brands is the leading multi-concept global restaurant company. Its three main concepts are KFC, Taco Bell and Pizza Hut. Our research indicates that the market is undervaluing the long-term value of the KFC and Pizza Hut franchises in China. Unit growth in China has accelerated in recent years as a result of prior investment in infrastructure. This should allow for more rapid growth in smaller cities. We expect Yum! to continue to grow earnings per share by double digits for the next several years through a combination of strong international growth and return of capital to shareholders through dividends and share repurchases.

•  Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company's cash flows and its returns to shareholders. Philip Morris's regulatory and consumption risk is well-diversified across 180 markets around the globe. While govern-

UBS U.S. Large Cap Equity Fund

ments have an interest in reducing tobacco consumption, they have become reliant on steady tobacco tax flows. Many governments are working with Philip Morris to encourage steady but slow declines in consumption while growing taxation and price revenues.

•  Pepsico is a worldwide beverage, snack and food business with 22 brands, each worth $1 billion. The stock has underperformed the market on a relative basis as carbonated beverage volume has declined. We believe Pepsico will grow the share of its revenue from foods, driven by its powerful brands and innovations in the salty snacks category. In addition, the company is emphasizing non-carbonated beverages such as energy drinks and bottled waters.

•  Chimerix is a biotechnology company that is advancing an antiviral treatment for double-stranded DNA viruses. The product is being tested for treating cytomegalovirus in adult stem cell transplant patients, with data due to be released in mid-2015. A handful of additional indications for the treatment should follow. We believe the drug has greater market potential than Wall Street currently recognizes. The recent use of the drug to treat Ebola could result in stockpiling and/or more rapid regulatory approval timelines to facilitate treatment of patients.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.61%	17.23%	6.98%
Class C2	9.80	16.36	6.19
Class P3	10.90	17.52	7.26
After deducting maximum sales charge
Class A1	4.52%	15.92%	6.37%
Class C2	8.80	16.36	6.19
Russell 1000 Index[4]	7.37%	17.58%	8.13%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.29% and 1.20%; Class C—2.08% and 1.95%; Class P—0.99% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class P shares versus the Russell 1000 Index over the 10 years ended June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
Mondelez International, Inc., Class A	2.7%
Walt Disney Co.	2.7
JPMorgan Chase & Co.	2.7
Philip Morris International, Inc.	2.6
Yum! Brands, Inc.	2.6
PepsiCo, Inc.	2.6
Citigroup, Inc.	2.4
Facebook, Inc., Class A	2.2
US Bancorp	1.9
UnitedHealth Group, Inc.	1.9
Total	24.3%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2015

Common stocks
Automobiles	2.22%
Banks	6.99
Beverages	2.55
Biotechnology	6.03
Capital markets	1.67
Chemicals	3.21
Communications equipment	0.69
Consumer finance	2.98
Electronic equipment, instruments & components	2.37
Energy equipment & services	1.94
Food & staples retailing	2.00
Food products	2.75
Health care providers & services	4.41
Hotels, restaurants & leisure	2.55
Household durables	2.05
Insurance	4.45
Internet & catalog retail	1.89
Internet software & services	2.18
IT services	2.35
Life sciences tools & services	0.85
Machinery	2.47
Media	3.98
Oil, gas & consumable fuels	5.59
Pharmaceuticals	6.83
Real estate investment trust (REIT)	2.93
Road & rail	3.66
Semiconductors & semiconductor equipment	6.62
Software	2.84
Specialty retail	0.84
Technology hardware, storage & peripherals	3.10
Tobacco	2.64
Trading companies & distributors	1.19
Total common stocks	98.82%
Investment company
SPDR S&P 500 ETF Trust	0.76
Short-term investment	1.31
Investment of cash collateral from securities loaned	3.04
Total investments	103.93%
Liabilities, in excess of cash and other assets	(3.93)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Large Cap Equity Fund. Figures may be different if a breakdown of the underlying investment companies was included.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks: 98.82%
Automobiles: 2.22%
Ford Motor Co.	24,500	$367,745
General Motors Co.	16,100	536,613
		904,358
Banks: 6.99%
Citigroup, Inc.	17,860	986,587
JPMorgan Chase & Co.	15,932	1,079,552
US Bancorp	18,061	783,847
		2,849,986
Beverages: 2.55%
PepsiCo, Inc.	11,146	1,040,368
Biotechnology: 6.03%
Acorda Therapeutics, Inc.*	11,500	383,295
Alnylam Pharmaceuticals, Inc.*	6,095	730,608
Atara Biotherapeutics, Inc.*	3,778	199,327
Bluebird Bio, Inc.*	467	78,629
Chimerix, Inc.*	15,761	728,158
Lexicon Pharmaceuticals, Inc.*[1]	29,986	241,387
MacroGenics, Inc.*	1,300	49,361
Regulus Therapeutics, Inc.*[1]	4,400	48,224
		2,458,989
Capital markets: 1.67%
Invesco Ltd.	11,400	427,386
Morgan Stanley	6,500	252,135
		679,521
Chemicals: 3.21%
Monsanto Co.	5,166	550,644
Praxair, Inc.	6,344	758,425
		1,309,069
Communications equipment: 0.69%
Arista Networks, Inc.*[1]	3,455	282,412
Consumer finance: 2.98%
American Express Co.	8,406	653,314
Capital One Financial Corp.	6,400	563,008
		1,216,322
Electronic equipment, instruments & components: 2.37%
CDW Corp.	9,211	315,753
Dolby Laboratories, Inc., Class A	8,445	335,097
Jabil Circuit, Inc.	14,758	314,198
		965,048
	Shares	Value
Energy equipment & services: 1.94%
Halliburton Co.	7,225	$311,181
McDermott International, Inc.*	45,900	245,106
Noble Corp. PLC	15,200	233,928
		790,215
Food & staples retailing: 2.00%
Rite Aid Corp.*	46,300	386,605
Walgreens Boots Alliance, Inc.	5,100	430,644
		817,249
Food products: 2.75%
Mondelez International, Inc., Class A	27,233	1,120,366
Health care providers & services: 4.41%
Envision Healthcare Holdings, Inc.*	13,400	529,032
Laboratory Corp. of America Holdings*	4,036	489,244
UnitedHealth Group, Inc.	6,400	780,800
		1,799,076
Hotels, restaurants & leisure: 2.55%
Yum! Brands, Inc.	11,557	1,041,055
Household durables: 2.05%
Jarden Corp.*	9,900	512,325
Lennar Corp., Class A	6,300	321,552
		833,877
Insurance: 4.45%
Aon PLC	6,700	667,856
Lincoln National Corp.	8,588	508,581
MetLife, Inc.	11,400	638,286
		1,814,723
Internet & catalog retail: 1.89%
Amazon.com, Inc.*	1,777	771,378
Internet software & services: 2.18%
Facebook, Inc., Class A*	10,349	887,582
IT services: 2.35%
ServiceSource International, Inc.*	48,100	263,107
Visa, Inc., Class A	10,336	694,062
		957,169
Life sciences tools & services: 0.85%
Bio-Rad Laboratories, Inc., Class A*	2,300	346,403

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Concluded)
Machinery: 2.47%
Caterpillar, Inc.	4,318	$366,253
Colfax Corp.*[1]	7,600	350,740
Joy Global, Inc.	8,000	289,600
		1,006,593
Media: 3.98%
CBS Corp. (Non-Voting), Class B	9,670	536,685
Walt Disney Co.	9,500	1,084,330
		1,621,015
Oil, gas & consumable fuels: 5.59%
Approach Resources, Inc.*[1]	18,800	128,780
Chevron Corp.	5,706	550,458
Cobalt International Energy, Inc.*	30,400	295,184
EOG Resources, Inc.	4,605	403,168
Gulfport Energy Corp.*	4,600	185,150
Laredo Petroleum, Inc.*[1]	11,100	139,638
Oasis Petroleum, Inc.*[1]	9,100	144,235
PDC Energy, Inc.*	5,500	295,020
SM Energy Co.	3,000	138,360
		2,279,993
Pharmaceuticals: 6.83%
Actavis PLC*	477	144,750
Allergan PLC*	2,099	636,962
Catalent, Inc.*	18,400	539,672
Eli Lilly & Co.	8,163	681,529
Impax Laboratories, Inc.*	10,991	504,707
Teva Pharmaceutical Industries Ltd. ADR	4,700	277,770
		2,785,390
Real estate investment trust (REIT): 2.93%
Digital Realty Trust, Inc.	8,600	573,448
Simon Property Group, Inc.	3,600	622,872
		1,196,320
Road & rail: 3.66%
Hertz Global Holdings, Inc.*	16,400	297,168
Norfolk Southern Corp.	6,026	526,431
Union Pacific Corp.	7,010	668,544
		1,492,143
Semiconductors & semiconductor equipment: 6.62%
Broadcom Corp., Class A	8,100	417,069
Integrated Device Technology, Inc.*	10,556	229,065
Maxim Integrated Products, Inc.	7,385	255,337
Micron Technology, Inc.*	26,723	503,461
	Shares	Value
NXP Semiconductors NV*	2,400	$235,680
ON Semiconductor Corp.*	20,117	235,168
Qorvo, Inc.*	3,316	266,175
Silicon Laboratories, Inc.*	4,900	264,649
Skyworks Solutions, Inc.	2,801	291,584
		2,698,188
Software: 2.84%
Check Point Software Technologies Ltd.*	7,700	612,535
Symantec Corp.	23,400	544,050
		1,156,585
Specialty retail: 0.84%
Best Buy Co., Inc.	10,489	342,046
Technology hardware, storage & peripherals: 3.10%
Apple, Inc.	5,406	678,047
SanDisk Corp.	4,421	257,391
Western Digital Corp.	4,192	328,737
		1,264,175
Tobacco: 2.64%
Philip Morris International, Inc.	13,428	1,076,523
Trading companies & distributors: 1.19%
Fastenal Co.	11,515	485,703
Total common stocks (cost $36,696,521)		40,289,840
Investment company: 0.76%
SPDR S&P 500 ETF Trust (cost $315,747)	1,500	308,775
Short-term investment: 1.31%
Investment company: 1.31%
UBS Cash Management Prime Relationship Fund[2] (cost $533,330)	533,330	533,330
Investment of cash collateral from securities loaned: 3.04%
UBS Private Money Market Fund LLC[2] (cost $1,240,202)	1,240,202	1,240,202
Total investments: 103.93% (cost $38,785,800)		42,372,147
Liabilities, in excess of cash and other assets: (3.93)%		(1,600,532)
Net assets: 100.00%		$40,771,615

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $39,127,239; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,824,021
Gross unrealized depreciation	(1,579,113)
Net unrealized appreciation of investments	$3,244,908

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$40,289,840	$—	$—	$40,289,840
Investment company	308,775	—	—	308,775
Short-term investment	—	533,330	—	533,330
Investment of cash collateral from securities loaned	—	1,240,202	—	1,240,202
Total	$40,598,615	$1,773,532	$—	$42,372,147

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2015.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$1,970,647	$28,660,989	$30,098,306	$533,330	$1,114
UBS Private Money Market Fund LLC[a]	7,380,954	52,794,140	58,934,892	1,240,202	268
	$9,351,601	$81,455,129	$89,033,198	$1,773,532	$1,382

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 15.61% (Class A shares returned 9.25% after the deduction of the maximum sales charge), while Class P shares returned 15.93%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 12.34% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 65; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Stock selection within the health care sector made a significant contribution to Fund returns during the 12 months ended June 30, 2015. Though the Fund was slightly underweight to the biotechnology sector, the biotech names that we held posted strong performance.

  – Receptos, a clinical-stage biotechnology company, was one of the Fund's top performers during the 12-month period. The company is focused on the development of a drug with potential use for multiple sclerosis, ulcerative colitis and Crohn's disease. The stock traded higher as investor optimism increased around the potential for Receptos to partner its lead program or be acquired by a large pharmaceutical company.

  – The Fund's position in Bluebird Bio made a strong contribution to relative returns. The biotechnology company focuses on gene therapy. The stock price was up after bluebird reported data showing that its LentiGlobin product was able to free certain patients from monthly blood transfusions. We sold the stock after the strong period of outperformance.

  – DexCom is a leading provider of continuous glucose monitoring systems. The company saw its shares trade higher during the reporting period, based on the potential for continuous glucose monitoring to become the standard of care for Type 1 diabetics. (For details, see "Portfolio highlights.")

  – Shares of Exact Sciences, a molecular diagnostics company, rose after the Centers for Medicare and Medicaid Services finalized its National Coverage Decision and issued higher-than-expected preliminary reimbursement for Cologuard, the company's non-invasive stool-based DNA screening assay.

•  Stock selection in the information technology sector also drove the Fund's outperformance. An overweight to the software sector, as well as the specific names we held, made positive contributions to relative returns.

  – Imperva was the Fund's top performer during the 12 months. The company develops protection software and services for databases and business applications. Imperva's shares rose based on investor confidence that the demand for data security is increasing while the industry's sales cycles are becoming more predictable. (For details, see "Portfolio highlights.")

  – A position in Proofpoint, a global provider of an integrated suite of on-demand protection solutions, made a positive contribution to relative returns. Investors appreciate the company's large market opportunity, as well as the continuing tailwind from a benign competitive landscape. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

  – Infoblox, a manufacturer of a device that allows users to create and manage dynamic computer networks, saw its shares rise during the 12 months. The company reported fiscal second quarter revenue and earnings that beat consensus expectations. Infoblox has continued to improve sales execution over the last few quarters.

•  Hardware manufacturer Fitbit had a successful initial public offering in June of 2015, and the Fund participated in the gains. The maker of wearable fitness devices sees multiple avenues for growth that include introducing new products, adding new features and services, expanding brand awareness, driving international sales, and penetrating the corporate wellness market. We sold the Fund's position in Fitbit at the end of the reporting period.

What didn't work

•  Several individual positions made a negative contribution to Fund returns during the 12 months.

  – Forex Capital Markets (FXCM) was the largest detractor in the Fund during the reporting period. The provider of foreign exchange trading services underperformed after a sharp move in the Swiss exchange rate generated a negative equity balance owed to the company by its clients. In order to satisfy regulatory capital requirements and stabilize its business, FXCM entered into a $300 million financing agreement with Leucadia National Corporation. The market viewed the terms as unfavorable to equity shareholders, and the stock price declined. We sold our position in FXCM prior to the end of the reporting period.

  – The Fund's position in Constellium detracted from relative returns. The company is a downstream aluminum producer whose shares fell based on investor concern over a more challenging environment for the company's aerospace and transportation segment.

  – Shares of Abercrombie & Fitch, a specialty retailer of casual apparel for men, women and kids, underperformed for the 12-month period. The company has been hurt due to slowing same-store sales, a general slowdown in teen retailing and a pushback on its traditional logoed apparel. We believe the company is near an inflection point in inventories and that same-store sales growth is poised to rebound. Furthermore, given the overly pessimistic expectations, we believe valuations are attractive.

  – Del Frisco's Restaurant Group saw its shares fall on investor concern that two underperforming locations will weigh on same-store sales results for longer than originally anticipated. (For details, see "Portfolio highlights.")

•  An overweight to the energy sector detracted from relative performance.

  – We held several stocks in the energy sector during the reporting period, such as Bonanza Creek Energy and Kodiak Oil & Gas. These stocks underperformed during the period based on what we believe is an overreaction to falling oil prices. Bonanza Creek Energy was sold prior to the end of the reporting period, as we sought to reduce our exposure to the energy sector. Kodiak Oil & Gas was acquired by Whiting Petroleum during the period in a transaction in which we received both cash and shares. In June, prior to the end of the reporting period, we sold our remaining position in Whiting petroleum to reduce our exposure to the energy sector.

Portfolio highlights

•  Imperva delivers data security, monitoring and web application security as on-site solutions and through the cloud. New management has refined the company's go-to-market strategy and reinvigorated the sales force. Recent acquisitions have bolstered Imperva's product suite, elevating the company's offering to represent a robust cyber security platform.

UBS U.S. Small Cap Growth Fund

•  Proofpoint is a global provider of enterprise software solutions. The company offers an integrated suite of on-demand solutions that include secure communications, archiving, compliance and cyber security. Proofpoint's software-as-a-service (SaaS) model delivers 95% recurring revenues at greater than 90% renewal rates. The company's main competitor, Postini, was acquired by Google and is in the process of shutting down.

•  DexCom is the leader in the move to switch diabetic patients from episodic finger-stick measurements to continuous glucose sensors. Continuous glucose monitoring (CGM) provides alerts, alarms and trend information to help people better manage their diabetes. There are 400 million people worldwide with diabetes, and over 29 million in the US alone. The market is estimated to grow to approximately 600 million people by 2030. We believe there is considerable room for growth, as CGM is used by less than 10% of Type 1 diabetics and less than 1% of Type 2 diabetics.

•  Del Frisco's Restaurant Group develops, owns and operates steakhouse restaurants in the US. It is one of the fastest-growing restaurant chains in the category, with over 40 locations and the potential to add five per year. We believe the company is well-positioned to continue adding restaurants while also growing same-store sales through high average checks, private dining and remodeling to increase capacity in existing locations. Del Frisco's is trading at a level that we believe does not reflect its future potential growth, and we remain overweight in the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	15.61%	22.54%	9.50%
Class C2	14.71	21.62	8.68
Class P3	15.93	22.87	9.79
After deducting maximum sales charge
Class A1	9.25%	21.15%	8.89%
Class C2	13.79	21.62	8.68
Russell 2000 Growth Index[4]	12.34%	19.33%	9.86%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.46% and 1.25%; Class C—2.25% and 2.00%; Class P—1.10% and 1.00%. Net expenses reflect fee waivers, as supplemented on March 27, 2015 and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class P versus the Russell 2000 Growth Index over the 10 years ended June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
Imperva, Inc.	2.9%
Proofpoint, Inc.	2.5
DexCom, Inc.	2.2
Universal Display Corp.	1.8
Ultimate Software Group, Inc.	1.8
Acadia Healthcare Co., Inc.	1.7
Popeyes Louisiana Kitchen, Inc.	1.6
IMAX Corp.	1.6
Asbury Automotive Group, Inc.	1.5
Wix.com Ltd.	1.5
Total	19.1%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2015

Common stocks
Aerospace & defense	0.57%
Airlines	0.91
Auto components	0.86
Banks	2.54
Biotechnology	12.67
Building products	0.83
Communications equipment	1.23
Construction & engineering	1.07
Diversified consumer services	0.82
Diversified telecommunication services	2.12
Electrical equipment	1.37
Electronic equipment, instruments & components	2.94
Food & staples retailing	0.98
Health care equipment & supplies	6.44
Health care providers & services	3.74
Health care technology	0.38
Hotels, restaurants & leisure	6.94
Household durables	1.43
Internet & catalog retail	0.99
Internet software & services	4.69
Life sciences tools & services	1.30
Machinery	2.31
Media	1.56
Metals & mining	1.32
Oil, gas & consumable fuels	4.10
Paper & forest products	1.35
Pharmaceuticals	1.76
Real estate investment trust (REIT)	1.70
Road & rail	0.73
Semiconductors & semiconductor equipment	2.43
Software	15.15
Specialty retail	4.14
Textiles, apparel & luxury goods	1.31
Thrifts & mortgage finance	1.63
Total common stocks	94.31%
Investment company
iShares Russell 2000 Growth ETF	1.92
Short-term investment	4.52
Investment of cash collateral from securities loaned	7.43
Total investments	108.18%
Liabilities, in excess of cash and other assets	(8.18)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures may be different if a breakdown of the underlying investment companies were included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks: 94.31%
Aerospace & defense: 0.57%
KEYW Holding Corp.*[1]	140,594	$1,310,336
Airlines: 0.91%
Spirit Airlines, Inc.*	33,766	2,096,869
Auto components: 0.86%
Tenneco, Inc.*	34,444	1,978,463
Banks: 2.54%
Columbia Banking System, Inc.	51,611	1,679,422
National Bank Holdings Corp., Class A	69,091	1,439,166
Webster Financial Corp.	69,088	2,732,430
		5,851,018
Biotechnology: 12.67%
Acceleron Pharma, Inc.*	35,905	1,136,034
Adaptimmune Therapeutics PLC ADR*[1]	86,600	1,587,378
Aduro Biotech, Inc.*[1]	27,990	848,937
Alexion Pharmaceuticals, Inc.*	0	46
Blueprint Medicines Corp.*	50,164	1,328,844
Celldex Therapeutics, Inc.*	40,570	1,023,175
Cepheid, Inc.*	53,424	3,266,878
Dyax Corp.*	60,122	1,593,233
Exact Sciences Corp.*[1]	73,894	2,197,608
FibroGen, Inc.*	42,484	998,374
Juno Therapeutics, Inc.*[1]	21,393	1,140,889
Kite Pharma, Inc.*[1]	30,695	1,871,474
Ligand Pharmaceuticals, Inc.,*	25,079	2,530,471
MacroGenics, Inc.*	39,602	1,503,688
Medivation, Inc.*	14,026	1,601,769
Portola Pharmaceuticals, Inc.*	22,372	1,019,045
Receptos, Inc.*	12,059	2,291,813
Sage Therapeutics, Inc.*	15,431	1,126,463
Sangamo BioSciences, Inc.*	86,946	964,231
Seres Therapeutics, Inc.*	29,000	1,203,500
		29,233,850
Building products: 0.83%
NCI Building Systems, Inc.*	126,946	1,913,076
Communications equipment: 1.23%
Ciena Corp.*	119,759	2,835,893
Construction & engineering: 1.07%
EMCOR Group, Inc.	51,783	2,473,674
Diversified consumer services: 0.82%
Grand Canyon Education, Inc.*	44,486	1,886,206
Diversified telecommunication services: 2.12%
8x8, Inc.*	337,930	3,027,853
inContact, Inc.*	188,554	1,861,028
		4,888,881
	Shares	Value
Electrical equipment: 1.37%
EnerSys	44,963	$3,160,449
Electronic equipment, instruments & components: 2.94%
OSI Systems, Inc.*	36,563	2,588,295
Universal Display Corp.*	81,003	4,190,285
		6,778,580
Food & staples retailing: 0.98%
United Natural Foods, Inc.*	35,654	2,270,447
Health care equipment & supplies: 6.44%
DexCom, Inc.*	62,938	5,033,781
Endologix, Inc.*	171,967	2,637,974
Glaukos Corp.*[1]	22,800	660,744
K2M Group Holdings, Inc.*	136,083	3,268,714
LDR Holding Corp.*	75,100	3,248,075
		14,849,288
Health care providers & services: 3.74%
Acadia Healthcare Co., Inc.*	50,456	3,952,219
MEDNAX, Inc.*	21,831	1,617,895
Team Health Holdings, Inc.*	46,648	3,047,514
		8,617,628
Health care technology: 0.38%
Evolent Health, Inc., Class A*	44,300	863,850
Hotels, restaurants & leisure: 6.94%
BJ's Restaurants, Inc.*	55,792	2,703,123
Bloomin' Brands, Inc.	122,262	2,610,294
Bojangles', Inc.*	28,500	680,010
Del Frisco's Restaurant Group, Inc.*	111,935	2,085,349
Fogo De Chao, Inc.*	30,400	704,064
La Quinta Holdings, Inc.*	119,438	2,729,158
Popeyes Louisiana Kitchen, Inc.*	61,673	3,699,763
Wingstop, Inc.*[1]	28,300	803,720
		16,015,481
Household durables: 1.43%
Ryland Group, Inc.	71,349	3,308,453
Internet & catalog retail: 0.99%
HomeAway, Inc.*	73,431	2,285,173
Internet software & services: 4.69%
Apigee Corp.*[1]	101,192	1,004,837
Box, Inc., Class A*[1]	43,552	811,809
Constant Contact, Inc.*	80,994	2,329,387
Hortonworks, Inc.*[1]	62,766	1,589,235
Shopify, Inc., Class A*	49,900	1,694,105
Wix.com Ltd.*	143,355	3,386,045
		10,815,418

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 1.30%
Charles River Laboratories International, Inc.*	42,762	$3,007,879
Machinery: 2.31%
Chart Industries, Inc.*	33,003	1,179,857
Wabash National Corp.*	171,284	2,147,901
Woodward, Inc.	36,461	2,004,991
		5,332,749
Media: 1.56%
IMAX Corp.*	89,596	3,608,031
Metals & mining: 1.32%
Constellium NV, Class A*	84,163	995,648
Globe Specialty Metals, Inc.	116,057	2,054,209
		3,049,857
Oil, gas & consumable fuels: 4.10%
Callon Petroleum Co.*	273,653	2,276,793
Carrizo Oil & Gas, Inc.*	45,011	2,216,342
Diamondback Energy, Inc.*	29,219	2,202,528
SemGroup Corp., Class A	34,704	2,758,274
		9,453,937
Paper & forest products: 1.35%
Boise Cascade Co.*	85,178	3,124,329
Pharmaceuticals: 1.76%
Intersect ENT, Inc.*	87,710	2,511,137
Pacira Pharmaceuticals, Inc.*	22,019	1,557,184
		4,068,321
Real estate investment trust (REIT): 1.70%
Cousins Properties, Inc.	193,526	2,008,800
Sovran Self Storage, Inc.	21,977	1,910,021
		3,918,821
Road & rail: 0.73%
Saia, Inc.*	42,625	1,674,736
Semiconductors & semiconductor equipment: 2.43%
Cavium, Inc.*	32,957	2,267,771
Integrated Device Technology, Inc.*	153,404	3,328,867
		5,596,638
Software: 15.15%
CyberArk Software Ltd.*[1]	34,200	2,148,444
Fleetmatics Group PLC*	68,784	3,221,155
	Shares	Value
Gigamon, Inc.*	10,764	$355,104
Imperva, Inc.*	96,920	6,561,484
Infoblox, Inc.*	113,097	2,964,272
Proofpoint, Inc.*	92,110	5,864,644
Qlik Technologies, Inc.*	87,529	3,060,014
Synchronoss Technologies, Inc.*	69,957	3,199,134
Ultimate Software Group, Inc.*	25,453	4,182,946
Workiva, Inc.*[1]	164,569	2,275,989
Yodlee, Inc.*	77,732	1,122,450
		34,955,636
Specialty retail: 4.14%
Abercrombie & Fitch Co., Class A1	57,568	1,238,288
Asbury Automotive Group, Inc.*	38,022	3,445,554
Five Below, Inc.*	43,646	1,725,326
Restoration Hardware Holdings, Inc.*	32,272	3,150,715
		9,559,883
Textiles, apparel & luxury goods: 1.31%
G-III Apparel Group Ltd.*	43,053	3,028,778
Thrifts & mortgage finance: 1.63%
Essent Group Ltd.*	74,030	2,024,720
EverBank Financial Corp.	88,274	1,734,585
		3,759,305
Total common stocks (cost $166,587,442)		217,571,933
Investment company: 1.92%
iShares Russell 2000 Growth ETF[1] (cost $4,323,559)	28,600	4,420,988
Short-term investment: 4.52%
Investment company: 4.52%
UBS Cash Management Prime Relationship Fund[2] (cost $10,433,392)	10,433,392	10,433,392
Investment of cash collateral from securities loaned: 7.43%
UBS Private Money Market Fund LLC[2] (cost $17,148,414)	17,148,414	17,148,414
Total investments: 108.18% (cost $198,492,807)		249,574,727
Liabilities, in excess of cash and other assets: (8.18)%		(18,868,674)
Net assets: 100.00%		$230,706,053

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $198,779,569; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$58,349,059
Gross unrealized depreciation	(7,553,901)
Net unrealized appreciation of investments	$50,795,158

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 71. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$217,571,933	$—	$—	$217,571,933
Investment company	4,420,988	—	—	4,420,988
Short-term investment	—	10,433,392	—	10,433,392
Investment of cash collateral from securities loaned	—	17,148,414	—	17,148,414
Total	$221,992,921	$27,581,806	$—	$249,574,727

At June 30, 2015, there were no transfers between Levels 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2015.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$5,807,848	$83,999,460	$79,373,916	$10,433,392	$4,450
UBS Private Money Market Fund LLC[a]	30,452,021	183,241,887	196,545,494	17,148,414	1,775
	$36,259,869	$267,241,347	$275,919,410	$27,581,806	$6,225

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

The UBS Funds

June 30, 2015

Portfolio acronyms

ADR	American Depositary Receipt
CVA	Dutch Certification—Depository Certificate
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
RFD	Ranking for Dividend at Later Date
SPDR	Standard & Poor's Depository Receipts

Counterparty abbreviations

CSI	Credit Suisse International

JPMCB   JPMorgan Chase Bank

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
INR	Indian Rupee
JPY	Japanese Yen
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

The UBS Funds

June 30, 2015 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2015 to June 30, 2015.

The UBS Funds

June 30, 2015 (unaudited)

		Beginning account value January 1, 2015	Ending account value June 30, 2015	Expenses paid during period* 01/01/15 – 06/30/15	Expense ratio during period
UBS Equity Long-Short Multi-Strategy Fund
Class A	Actual	$1,000.00	$1,029.80	$23.81	4.73%
	Hypothetical (5% annual return before expenses)	1,000.00	1,001.34	23.47	4.73
Class C	Actual	1,000.00	1,026.00	26.98	5.37
	Hypothetical (5% annual return before expenses)	1,000.00	998.17	26.61	5.37
Class P	Actual	1,000.00	1,031.30	21.96	4.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,003.17	21.66	4.36
UBS Global Sustainable Equity Fund
Class A	Actual	1,000.00	1,082.30	6.45	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class C	Actual	1,000.00	1,078.00	10.30	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class P	Actual	1,000.00	1,083.20	5.17	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS U.S. Defensive Equity Fund
Class A	Actual	1,000.00	1,040.40	10.93	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	10.79	2.16
Class C	Actual	1,000.00	1,035.80	14.94	2.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.12	14.75	2.96
Class P	Actual	1,000.00	1,041.00	9.72	1.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	9.59	1.92

The UBS Funds

June 30, 2015 (unaudited)

		Beginning account value January 1, 2015	Ending account value June 30, 2015	Expenses paid during period* 01/01/15 – 06/30/15	Expense ratio during period
UBS U.S. Equity Opportunity Fund
Class A	Actual	$1,000.00	$1,026.50	$6.03	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,022.20	9.78	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class P	Actual	1,000.00	1,028.30	4.78	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,058.00	6.12	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,054.00	9.93	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class P	Actual	1,000.00	1,059.30	4.85	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,107.50	6.85	1.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.56	1.31
Class C	Actual	1,000.00	1,103.40	10.74	2.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.29	2.06
Class P	Actual	1,000.00	1,108.60	5.49	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.26	1.05

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2015

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$14,146,328	$23,370,556	$18,666,769
Affiliated issuers	4,158,148	608,651	971,540
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—	785,656	—
Foreign currency	42,401	261,397	—
	$18,346,877	$25,026,260	$19,638,309
Investments, at value:
Unaffiliated issuers	$15,350,553	$25,506,085	$22,006,500
Affiliated issuers	4,158,148	608,651	971,540
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—	785,656	—
Foreign currency	42,312	261,043	—
Cash	3,424,314	—	13,784
Receivables:
Investment securities sold	37,251	146,613	—
Securities sold short	12,129	—	—
Interest	—	283	—
Fund shares sold	—	50,777	—
Foreign tax reclaims	11,666	8,406	—
Due from Advisor	33,888	17,552	22,665
Dividends	10,173	26,765	22,889
Due from broker	9,242	—	—
Cash collateral for securities sold short	5,271,710	—	—
Unrealized appreciation on forward foreign currency contracts	10,734	—	—
Other assets	32,893	28,833	18,899
Total assets	28,405,013	27,440,664	23,056,277
Liabilities:
Payables:
Cash collateral from securities loaned	—	785,656	—
Investment securities purchased	153,854	343,305	—
Investment advisory and administration fees	—	—	—
Custody and fund accounting fees	39,254	25,740	33,241
Fund shares redeemed	—	27,312	—
Distribution and service fees	520	3,506	4,190
Trustees' fees	5,695	6,006	5,693
Dividend expense and security loan fees for securities sold short	24,262	—	7,528
Accrued expenses	91,347	102,923	80,970
Due to broker	—	—	654,158
Options written, at value[2]	—	—	8,690
Securities sold short, at value[3]	10,652,092	—	5,435,973
Outstanding swap agreements, at value	71,595	—	—
Unrealized depreciation on forward foreign currency contracts	19,653	—	—
Total liabilities	11,058,272	1,294,448	6,230,443
Net assets	$17,346,741	$26,146,216	$16,825,834

1  The market value of securities loaned by UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, as of June 30, 2015 was $757,750, $1,279,516, $1,197,982 and $16,743,812, respectively.

2  Premiums received by UBS U.S. Defensive Equity Fund were $43,253.

3  Proceeds from securities sold short by UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Defensive Equity Fund were $11,000,890 and $4,142,855, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$37,299,153	$37,012,268	$170,911,001
Affiliated issuers	398,780	533,330	10,433,392
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	1,331,642	1,240,202	17,148,414
Foreign currency	4,815	—	—
	$39,034,390	$38,785,800	$198,492,807
Investments, at value:
Unaffiliated issuers	$44,623,897	$40,598,615	$221,992,921
Affiliated issuers	398,780	533,330	10,433,392
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	1,331,642	1,240,202	17,148,414
Foreign currency	4,762	—	—
Cash	—	—	—
Receivables:
Investment securities sold	—	107,235	3,137,444
Securities sold short	—	—	—
Interest	6,507	1,995	57,737
Fund shares sold	—	86,645	423,940
Foreign tax reclaims	—	—	—
Due from Advisor	3,589	—	—
Dividends	51,091	38,142	618
Due from broker	—	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	26,090	30,319	33,515
Total assets	46,446,358	42,636,483	253,227,981
Liabilities:
Payables:
Cash collateral from securities loaned	1,331,642	1,240,202	17,148,414
Investment securities purchased	—	489,335	4,954,455
Investment advisory and administration fees	—	8,829	140,045
Custody and fund accounting fees	20,739	20,739	38,052
Fund shares redeemed	29,968	10,557	110,577
Distribution and service fees	12,038	4,371	13,957
Trustees' fees	6,827	6,620	13,562
Dividend expense and security loan fees for securities sold short	—	—	—
Accrued expenses	102,537	84,215	102,866
Due to broker	—	—	—
Options written, at value[2]	—	—	—
Securities sold short, at value[3]	—	—	—
Outstanding swap agreements, at value	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	1,503,751	1,864,868	22,521,928
Net assets	$44,942,607	$40,771,615	$230,706,053

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2015

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Net assets consist of:
Beneficial interest	$15,282,274	$32,343,936	$31,073,468
Accumulated undistributed (distributions in excess of) net investment income (loss)	(129,585)	339,021	(10,454)
Accumulated net realized gain (loss)	722,797	(8,669,327)	(16,318,356)
Net unrealized appreciation	1,471,255	2,132,586	2,081,176
Net assets	$17,346,741	$26,146,216	$16,825,834
Class A:
Net assets	$585,850	$6,371,106	$9,330,639
Shares outstanding	52,979	673,065	670,951
Net asset value and redemption proceeds per share	$11.06	$9.47	$13.91
Offering price per share (NAV per share plus maximum sales charge)[1]	$11.70	$10.02	$14.72
Class C:
Net assets	$467,062	$2,672,393	$2,463,626
Shares outstanding	43,840	288,674	185,387
Net asset value and offering price per share	$10.65	$9.26	$13.29
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$10.54	$9.17	$13.16
Class P:
Net assets	$16,293,829	$17,102,717	$5,031,569
Shares outstanding	1,454,024	1,800,725	360,065
Net asset value per share, offering price per share, and redemption proceeds per share	$11.21	$9.50	$13.97

1  For Class A, the maximum sales charge is 5.50%. Classes C and P have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in prospectus. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holdings periods specified in the prospectus will be eliminated.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$42,374,855	$118,206,205	$165,905,765
Accumulated undistributed (distributions in excess of) net investment income (loss)	17,922	602,844	(62,244)
Accumulated net realized gain (loss)	(4,774,860)	(81,623,781)	13,780,612
Net unrealized appreciation	7,324,690	3,586,347	51,081,920
Net assets	$44,942,607	$40,771,615	$230,706,053
Class A:
Net assets	$38,656,471	$9,783,621	$46,813,075
Shares outstanding	3,699,703	355,096	1,983,560
Net asset value and redemption proceeds per share	$10.45	$27.55	$23.60
Offering price per share (NAV per share plus maximum sales charge)[1]	$11.06	$29.15	$24.97
Class C:
Net assets	$4,131,699	$2,643,378	$5,398,090
Shares outstanding	408,059	100,353	262,018
Net asset value and offering price per share	$10.13	$26.34	$20.60
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$10.03	$26.08	$20.39
Class P:
Net assets	$2,154,437	$28,344,616	$178,494,888
Shares outstanding	204,858	1,024,352	7,108,257
Net asset value per share, offering price per share, and redemption proceeds per share	$10.52	$27.67	$25.11

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2015

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Investment income:
Dividends	$247,499	$579,029	$332,845
Interest and other	95	—	1,217
Affiliated income	3,311	310	541
Securities lending[1]	—	9,296	—
Foreign tax withheld	(17,371)	(39,566)	—
Total income	233,534	549,069	334,603
Expenses:
Advisory and administration	221,554	201,025	173,088
Distribution and service:
Class A	1,145	14,744	23,839
Class C	4,479	19,345	23,091
Transfer agency and related service fees:
Class A	3,198	5,201	5,082
Class C	1,331	1,744	3,210
Class P	4,514	11,373	2,658
Custodian and fund accounting	79,883	53,021	66,552
Federal and state registration	46,165	42,817	41,338
Professional services	164,718	130,053	110,452
Shareholder reports	11,981	11,974	17,960
Trustees	21,069	21,938	21,012
Dividend expense and security loan fees for securities sold short	427,611	—	119,632
Other	26,641	29,302	16,314
Total expenses	1,014,289	542,537	624,228
Fee waivers and/or expense reimbursements by Advisor	(330,249)	(278,837)	(256,526)
Net expenses	684,040	263,700	367,702
Net investment income (loss)	(450,506)	285,369	(33,099)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,297,459	1,381,611	3,164,706
Futures contracts	(40,720)	—	—
Options written	—	—	268,838
Securities sold short	42,817	—	(594,670)
Swap agreements	238,053	—	—
Forward foreign currency contracts	47,380	(285)	—
Foreign currency transactions	7,671	10,400	—
Net realized gain	1,592,660	1,391,726	2,838,874
Change in net unrealized appreciation/depreciation on:
Investments	(893,058)	(65,744)	(1,716,499)
Options written	—	—	17,563
Securities sold short	1,252,062	—	136,562
Swap agreements	(137,291)	—	—
Forward foreign currency contracts	20,263	—	—
Translation of other assets and liabilities denominated in foreign currency	(3,447)	(3,405)	—
Change in net unrealized appreciation/depreciation	238,529	(69,149)	(1,562,374)
Net realized and unrealized gain	1,831,189	1,322,577	1,276,500
Net increase in net assets resulting from operations	$1,380,683	$1,607,946	$1,243,401
1  Includes affiliated income from UBS Private Money Market Fund LLC of $31, $118, $268 and $1,775 for UBS Global Sustainable Equity Fund, U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$588,818	$1,544,672	$732,926
Interest and other	—	—	—
Affiliated income	1,500	1,114	4,450
Securities lending[1]	14,195	28,447	752,137
Foreign tax withheld	—	—	—
Total income	604,513	1,574,233	1,489,513
Expenses:
Advisory and administration	350,850	707,233	2,139,672
Distribution and service:
Class A	97,177	22,930	97,814
Class C	43,761	26,603	39,449
Transfer agency and related service fees:
Class A	28,512	6,437	64,502
Class C	4,689	2,203	5,773
Class P	2,699	4,095	36,069
Custodian and fund accounting	41,577	49,316	86,590
Federal and state registration	41,658	43,137	50,648
Professional services	112,367	111,983	108,727
Shareholder reports	38,341	17,364	30,880
Trustees	24,894	30,324	49,216
Dividend expense and security loan fees for securities sold short	—	—	—
Other	20,224	32,246	45,317
Total expenses	806,749	1,053,871	2,754,657
Fee waivers and/or expense reimbursements by Advisor	(236,115)	(137,440)	(123,737)
Net expenses	570,634	916,431	2,630,920
Net investment income (loss)	33,879	657,802	(1,141,407)
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,263,339	30,583,132	53,723,523
Futures contracts	—	96,642	—
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	(96)	—	—
Net realized gain	4,263,243	30,679,774	53,723,523
Change in net unrealized appreciation/depreciation on:
Investments	(726,595)	(22,596,836)	(20,345,811)
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(583)	—	—
Change in net unrealized appreciation/depreciation	(727,178)	(22,596,836)	(20,345,811)
Net realized and unrealized gain	3,536,065	8,082,938	33,377,712
Net increase in net assets resulting from operations	$3,569,944	$8,740,740	$32,236,305

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Equity Long-Short Multi-Strategy Fund		UBS Global Sustainable Equity Fund
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income (loss)	$(450,506)	$(403,259)	$285,369	$195,800
Net realized gain	1,592,660	740,314	1,391,726	2,863,608
Change in net unrealized appreciation/depreciation	238,529	172,654	(69,149)	688,433
Net increase in net assets from operations	1,380,683	509,709	1,607,946	3,747,841
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	(66,890)	(137,135)
Net realized gain	(6,117)	—	—	—
Total Class A dividends and distributions	(6,117)	—	(66,890)	(137,135)
Class C:
Net investment income	—	—	(18,393)	(10,296)
Net realized gain	(7,704)	—	—	—
Total Class C dividends and distributions	(7,704)	—	(18,393)	(10,296)
Class P:
Net investment income	—	—	(230,480)	(301,607)
Net realized gain	(261,447)	—	—	—
Total Class P dividends and distributions	(261,447)	—	(230,480)	(301,607)
Decrease in net assets from dividends and distributions	(275,268)	—	(315,763)	(449,038)
Beneficial interest transactions:
Proceeds from shares sold	980,295	186,609	10,319,936	4,275,836
Shares issued on reinvestment of dividends and distributions	16,481	—	283,113	425,484
Cost of shares redeemed	(801,028)	(811,681)	(7,332,965)	(4,197,525)
Redemption fees	1,231	—	1,207	3,003
Net increase (decrease) in net assets resulting from beneficial interest transactions	196,979	(625,072)	3,271,291	506,798
Increase (decrease) in net assets	1,302,394	(115,363)	4,563,474	3,805,601
Net assets, beginning of year	16,044,347	16,159,710	21,582,742	17,777,141
Net assets, end of year	$17,346,741	$16,044,347	$26,146,216	$21,582,742
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(129,585)	$(220,258)	$339,021	$302,800

The UBS Funds

Financial statements

	UBS U.S. Defensive Equity Fund
	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income (loss)	$(33,099)	$(29,852)
Net realized gain	2,838,874	2,003,015
Change in net unrealized appreciation/depreciation	(1,562,374)	577,500
Net increase in net assets from operations	1,243,401	2,550,663
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—
Net realized gain	—	—
Total Class A dividends and distributions	—	—
Class C:
Net investment income	—	—
Net realized gain	—	—
Total Class C dividends and distributions	—	—
Class P:
Net investment income	—	—
Net realized gain	—	—
Total Class P dividends and distributions	—	—
Decrease in net assets from dividends and distributions	—	—
Beneficial interest transactions:
Proceeds from shares sold	3,712,417	2,462,360
Shares issued on reinvestment of dividends and distributions	—	—
Cost of shares redeemed	(4,149,983)	(3,648,774)
Redemption fees	12	2,288
Net increase (decrease) in net assets resulting from beneficial interest transactions	(437,554)	(1,184,126)
Increase (decrease) in net assets	805,847	1,366,537
Net assets, beginning of year	16,019,987	14,653,450
Net assets, end of year	$16,825,834	$16,019,987
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(10,454)	$(14,173)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Equity Opportunity Fund		UBS U.S. Large Cap Equity Fund
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income (loss)	$33,879	$18,674	$657,802	$1,030,725
Net realized gain	4,263,243	5,721,460	30,679,774	33,851,558
Change in net unrealized appreciation/depreciation	(727,178)	3,692,020	(22,596,836)	1,678,117
Net increase in net assets from operations	3,569,944	9,432,154	8,740,740	36,560,400
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(13,899)	(139,293)	(43,281)	(68,839)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(13,899)	(139,293)	(43,281)	(68,839)
Class C:
Net investment income	—	—	—	(5,290)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	—	—	(5,290)
Class P:
Net investment income	(6,104)	(7,817)	(991,668)	(1,588,113)
Net realized gain	—	—	—	—
Total Class P dividends and distributions	(6,104)	(7,817)	(991,668)	(1,588,113)
Decrease in net assets from dividends and distributions	(20,003)	(147,110)	(1,034,949)	(1,662,242)
Beneficial interest transactions:
Proceeds from shares sold	1,244,813	901,262	18,239,780	15,676,880
Shares issued on reinvestment of dividends and distributions	18,587	130,167	1,027,205	1,652,916
Cost of shares redeemed in kind	—	—	—	—
Cost of shares redeemed	(5,573,663)	(6,214,115)	(125,721,205)	(70,030,066)
Redemption fees	1,323	18	8,053	18,455
Net increase (decrease) in net assets resulting from beneficial interest transactions	(4,308,940)	(5,182,668)	(106,446,167)	(52,681,815)
Increase (decrease) in net assets	(758,999)	4,102,376	(98,740,376)	(17,783,657)
Net assets, beginning of year	45,701,606	41,599,230	139,511,991	157,295,648
Net assets, end of year	$44,942,607	$45,701,606	$40,771,615	$139,511,991
Accumulated undistributed (distributions in excess of) net investment income (loss)	$17,922	$9,806	$602,844	$1,011,875

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income (loss)	$(1,141,407)	$(1,718,277)
Net realized gain	53,723,523	39,716,289
Change in net unrealized appreciation/depreciation	(20,345,811)	17,197,076
Net increase in net assets from operations	32,236,305	55,195,088
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—
Net realized gain	(6,507,157)	(859,809)
Total Class A dividends and distributions	(6,507,157)	(859,809)
Class C:
Net investment income	—	—
Net realized gain	(756,458)	(86,066)
Total Class C dividends and distributions	(756,458)	(86,066)
Class P:
Net investment income	—	—
Net realized gain	(35,905,549)	(4,582,035)
Total Class P dividends and distributions	(35,905,549)	(4,582,035)
Decrease in net assets from dividends and distributions	(43,169,164)	(5,527,910)
Beneficial interest transactions:
Proceeds from shares sold	51,855,914	52,317,437
Shares issued on reinvestment of dividends and distributions	41,880,585	5,401,279
Cost of shares redeemed in kind	(71,312,188)	—
Cost of shares redeemed	(53,415,665)	(43,020,809)
Redemption fees	15,649	29,689
Net increase (decrease) in net assets resulting from beneficial interest transactions	(30,975,705)	14,727,596
Increase (decrease) in net assets	(41,908,564)	64,394,774
Net assets, beginning of year	272,614,617	208,219,843
Net assets, end of year	$230,706,053	$272,614,617
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(62,244)	$13,866

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of cash flows
For the year ended June 30, 2015

UBS Equity Long-Short Multi-Strategy Fund
Cash provided by operating activities:
Net increase in net assets from operations	$1,380,683
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(15,491,350)
Proceeds from disposition of investment securities	15,057,184
Covers of securities sold short	(9,023,594)
Proceeds from securities sold short	10,107,423
Sales of short-term investments, net	300,529
Net realized (gain)/loss on investments	(1,297,459)
Net realized (gain)/loss on securities sold short	(42,817)
Change in net unrealized appreciation/depreciation on investments	893,058
Change in net unrealized appreciation/depreciation on securities sold short	(1,252,062)
Change in net unrealized appreciation/depreciation on swap agreements	137,291
Change in net unrealized appreciation/depreciation on forward foreign currency contracts	(20,263)
Increase for receivable for securities sold short	(12,129)
Net amortization (accretion) of income	(105)
Increase in foreign tax reclaims receivable	(982)
Increase in due from Advisor	(33,888)
Increase in cash collateral for securities sold short	(605,515)
Increase in dividends receivable	(3,166)
Decrease in due from broker	4,058
Decrease in other assets	11,011
Increase in dividends payable and security loan fees for securities sold short	1,704
Increase in accrued expenses and other liabilities	26,676
Net cash provided by operating activities	136,287
Cash used in financing activities:
Proceeds from shares issued	980,295
Payment on shares redeemed (net of redemption fees of 1,231)	(799,854)
Cash distributions paid to shareholders (net of reinvestment of 16,481)	(258,787)
Net cash used in financing activities	(78,346)
Net increase in cash	57,941
Cash[1]:
Beginning of year	3,408,685
End of year	$3,466,626

1  The Fund considers all cash accounts (including foreign currencies) that are not subject to withdrawal restrictions or penalties to be cash and cash equivalents.

The UBS Funds

Financial statements

Statement of cash flows
For the year ended June 30, 2015

UBS U.S. Defensive Equity Fund
Cash provided by operating activities:
Net increase in net assets from operations	$1,243,401
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(11,474,964)
Proceeds from disposition of investment securities	12,149,864
Covers of securities sold short	(3,325,211)
Proceeds from securities sold short	2,944,323
Proceeds from options written	317,259
Cost of closing transactions on options written	(44,968)
Purchases of short-term investments, net	(738,705)
Net realized (gain)/loss on investments	(3,164,706)
Net realized (gain)/loss on securities sold short	594,670
Net realized (gain)/loss on options written	(268,838)
Change in net unrealized appreciation/depreciation on investments	1,716,499
Change in net unrealized appreciation/depreciation on securities sold short	(136,562)
Change in net unrealized appreciation/depreciation on options written	(17,563)
Increase in due from Advisor	(16,276)
Increase in dividends receivable	(1,283)
Increase in due to broker for securities sold short	621,371
Decrease in other assets	1,908
Increase in dividends payable and security loan fees for securities sold short	593
Increase in accrued expenses and other liabilities	24,123
Net cash provided by operating activities	424,935
Cash used in financing activities:
Proceeds from shares issued	3,736,674
Payment on shares redeemed	(4,159,126)
Net cash used in financing activities	(422,452)
Net increase in cash	2,483
Cash[1]:
Beginning of year	11,301
End of year	$13,784

1  The Fund considers all cash accounts (including foreign currencies) that are not subject to withdrawal restrictions or penalties to be cash and cash equivalents.

See accompanying notes to financial statements.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.37	$10.06	$9.43	$9.70	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.32)	(0.27)	(0.19)	(0.22)	(0.20)
Net realized and unrealized gain (loss)	1.19	0.58	0.82	(0.04)	(0.12)
Total income (loss) from investment operations	0.87	0.31	0.63	(0.26)	(0.32)
Redemption fees	0.00[3]	—	0.00[3]	0.00[3]	0.02
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of year	$11.06	$10.37	$10.06	$9.43	$9.70
Total investment return[2]	8.46%	3.08%	6.68%	(2.73)%	(3.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.94%	6.29%	6.61%	5.76%	5.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.33%	4.05%	3.93%	4.25%	4.13%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment loss	(3.02)%	(2.68)%	(2.04)%	(2.27)%	(2.07)%
Supplemental data:
Net assets, end of year (000's)	$586	$870	$1,377	$2,578	$4,466
Portfolio turnover rate	99%	148%	167%	242%	460%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.48	$10.14	$9.48	$9.72	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.29)	(0.24)	(0.18)	(0.19)	(0.18)
Net realized and unrealized gain (loss)	1.20	0.58	0.84	(0.04)	(0.10)
Total income (loss) from investment operations	0.91	0.34	0.66	(0.23)	(0.28)
Redemption fees	0.00[3]	—	0.00[3]	—	—
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of year	$11.21	$10.48	$10.14	$9.48	$9.72
Total investment return[2]	8.76%	3.35%	6.96%	(2.51)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.01%	5.46%	6.16%	5.33%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.06%	3.87%	3.81%	4.08%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(2.66)%	(2.47)%	(1.84)%	(2.00)%	(1.81)%
Supplemental data:
Net assets, end of year (000's)	$16,294	$14,765	$14,370	$14,215	$14,583
Portfolio turnover rate	99%	148%	167%	242%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.07	$9.85	$9.29	$9.63	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.38)	(0.33)	(0.27)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	1.14	0.55	0.83	(0.05)	(0.09)
Total income (loss) from investment operations	0.76	0.22	0.56	(0.33)	(0.37)
Redemption fees	0.00[3]	—	0.00[3]	—	0.00[3]
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of year	$10.65	$10.07	$9.85	$9.29	$9.63
Total investment return[2]	7.61%	2.23%	6.03%	(3.58)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	7.28%	6.44%	6.88%	6.47%	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.06%	4.85%	4.75%	5.05%	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.50%	2.50%	2.50%	2.50%	2.50%
Net investment loss	(3.66)%	(3.47)%	(2.84)%	(3.01)%	(2.84)%
Supplemental data:
Net assets, end of year (000's)	$467	$409	$413	$600	$904
Portfolio turnover rate	99%	148%	167%	242%	460%

See accompanying notes to financial statements.

UBS Global Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.95	$7.55	$6.75	$8.21	$6.62
Income (loss) from investment operations:
Net investment income[1]	0.10	0.08	0.11	0.08	0.07
Net realized and unrealized gain (loss)	0.53	1.51	0.93	(1.40)	1.78
Total income (loss) from investment operations	0.63	1.59	1.04	(1.32)	1.85
Less dividends/distributions:
From net investment income	(0.11)	(0.19)	(0.24)	(0.14)	(0.26)
Net asset value, end of year	$9.47	$8.95	$7.55	$6.75	$8.21
Total investment return[2]	7.14%	21.32%	15.49%	(15.99)%	28.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.47%	2.74%	2.65%	2.28%	2.04%
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.09%	0.91%	1.49%	1.20%	0.93%
Supplemental data:
Net assets, end of year (000's)	$6,371	$7,541	$5,433	$5,576	$9,207
Portfolio turnover rate	42%	137%	41%	49%	76%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.99	$7.58	$6.77	$8.25	$6.65
Income (loss) from investment operations:
Net investment income[1]	0.13	0.09	0.13	0.11	0.09
Net realized and unrealized gain (loss)	0.51	1.53	0.94	(1.43)	1.79
Total income (loss) from investment operations	0.64	1.62	1.07	(1.32)	1.88
Less dividends/distributions:
From net investment income	(0.13)	(0.21)	(0.26)	(0.16)	(0.28)
Net asset value, end of year	$9.50	$8.99	$7.58	$6.77	$8.25
Total investment return[2]	7.32%	21.65%	15.95%	(15.88)%	28.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.21%	2.45%	2.40%	2.06%	1.78%
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.40%	1.10%	1.69%	1.52%	1.13%
Supplemental data:
Net assets, end of year (000's)	$17,103	$12,462	$11,740	$12,966	$17,829
Portfolio turnover rate	42%	137%	41%	49%	76%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Global Sustainable Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.80	$7.43	$6.63	$8.02	$6.47
Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.05	0.03	0.03
Net realized and unrealized gain (loss)	0.51	1.47	0.92	(1.36)	1.72
Total income (loss) from investment operations	0.55	1.50	0.97	(1.33)	1.75
Less dividends/distributions:
From net investment income	(0.09)	(0.13)	(0.17)	(0.06)	(0.20)
Net asset value, end of year	$9.26	$8.80	$7.43	$6.63	$8.02
Total investment return[2]	6.36%	20.32%	14.72%	(16.59)%	27.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.23%	3.54%	3.40%	3.06%	2.82%
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	0.46%	0.37%	0.65%	0.45%	0.32%
Supplemental data:
Net assets, end of year (000's)	$2,672	$1,579	$605	$703	$1,405
Portfolio turnover rate	42%	137%	41%	49%	76%

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.84	$10.81	$8.66	$8.94	$7.01
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.01)	(0.03)	0.02	0.02
Net realized and unrealized gain (loss)	1.09	2.04	2.20	(0.29)	1.91
Total income (loss) from investment operations	1.07	2.03	2.17	(0.27)	1.93
Less dividends/distributions:
From net investment income	—	—	(0.02)	(0.01)	—
Net asset value, end of year	$13.91	$12.84	$10.81	$8.66	$8.94
Total investment return[2]	8.33%	18.78%	25.04%	(3.02)%	27.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.81%	3.80%	4.79%	3.21%	2.54%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.24%	2.15%	2.81%	2.21%	2.03%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.19)%	(0.11)%	(0.34)%	0.26%	0.24%
Supplemental data:
Net assets, end of year (000's)	$9,331	$11,473	$9,072	$9,682	$16,726
Portfolio turnover rate	57%	60%	58%	85%	85%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.87	$10.80	$8.65	$8.94	$7.01
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.01	(0.01)	0.04	0.04
Net realized and unrealized gain (loss)	1.08	2.06	2.19	(0.29)	1.92
Total income (loss) from investment operations	1.10	2.07	2.18	(0.25)	1.96
Less dividends/distributions:
From net investment income	—	—	(0.03)	(0.04)	(0.03)
Net asset value, end of year	$13.97	$12.87	$10.80	$8.65	$8.94
Total investment return[2]	8.55%	19.17%	25.26%	(2.80)%	27.91%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.59%	3.53%	4.51%	2.85%	2.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.00%	1.90%	2.57%	1.93%	1.78%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.13%	0.12%	(0.09)%	0.50%	0.48%
Supplemental data:
Net assets, end of year (000's)	$5,031	$2,146	$2,950	$3,806	$10,764
Portfolio turnover rate	57%	60%	58%	85%	85%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS U.S. Defensive Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.36	$10.48	$8.45	$8.78	$6.93
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.12)	(0.10)	(0.11)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	1.05	1.98	2.14	(0.29)	1.89
Total income (loss) from investment operations	0.93	1.88	2.03	(0.33)	1.85
Less dividends/distributions:
From net investment income	—	—	—	—	—
Net asset value, end of year	$13.29	$12.36	$10.48	$8.45	$8.78
Total investment return[2]	7.52%	17.94%	24.02%	(3.76)%	26.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.68%	4.61%	5.61%	4.04%	3.36%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.01%	2.90%	3.59%	2.96%	2.78%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(0.91)%	(0.87)%	(1.13)%	(0.49)%	(0.52)%
Supplemental data:
Net assets, end of year (000's)	$2,464	$2,401	$2,632	$3,141	$5,029
Portfolio turnover rate	57%	60%	58%	85%	85%

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.65	$7.81	$6.31	$6.74	$5.33
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.01	0.03	0.05	0.06
Net realized and unrealized gain (loss)	0.79	1.86	1.53	(0.42)	1.41
Total income (loss) from investment operations	0.80	1.87	1.56	(0.37)	1.47
Less dividends/distributions:
From net investment income	0.00[3]	(0.03)	(0.06)	(0.06)	(0.06)
Net asset value, end of year	$10.45	$9.65	$7.81	$6.31	$6.74
Total investment return[2]	8.33%	24.01%	24.92%	(5.33)%	27.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.72%	1.72%	1.83%	1.89%	1.61%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.14%	0.11%	0.45%	0.87%	0.88%
Supplemental data:
Net assets, end of year (000's)	$38,657	$39,483	$36,269	$35,538	$43,766
Portfolio turnover rate	48%	62%	89%	138%	85%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.71	$7.86	$6.35	$6.79	$5.36
Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.05	0.07	0.07
Net realized and unrealized gain (loss)	0.80	1.87	1.54	(0.43)	1.43
Total income (loss) from investment operations	0.84	1.90	1.59	(0.36)	1.50
Less dividends/distributions:
From net investment income	(0.03)	(0.05)	(0.08)	(0.08)	(0.07)
Net asset value, end of year	$10.52	$9.71	$7.86	$6.35	$6.79
Total investment return[2]	8.65%	24.28%	25.27%	(5.14)%	28.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.52%	1.52%	1.67%	1.73%	1.48%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.39%	0.36%	0.70%	1.12%	1.13%
Supplemental data:
Net assets, end of year (000's)	$2,154	$1,620	$1,304	$1,444	$1,576
Portfolio turnover rate	48%	62%	89%	138%	85%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.42	$7.65	$6.18	$6.59	$5.20
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.05)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss)	0.77	1.82	1.50	(0.41)	1.39
Total income (loss) from investment operations	0.71	1.77	1.48	(0.40)	1.40
Less dividends/distributions:
From net investment income	—	—	(0.01)	(0.01)	(0.01)
Net asset value, end of year	$10.13	$9.42	$7.65	$6.18	$6.59
Total investment return[2]	7.54%	23.14%	23.88%	(6.07)%	26.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.50%	2.50%	2.62%	2.67%	2.40%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income	(0.62)%	(0.64)%	(0.30)%	0.12%	0.13%
Supplemental data:
Net assets, end of year (000's)	$4,132	$4,599	$4,026	$3,978	$4,992
Portfolio turnover rate	48%	62%	89%	138%	85%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.03	$19.85	$15.96	$16.46	$12.79
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.11	0.11	0.10	0.09
Net realized and unrealized gain (loss)	2.50	5.23	3.86	(0.51)	3.65
Total income (loss) from investment operations	2.64	5.34	3.97	(0.41)	3.74
Less dividends/distributions:
From net investment income	(0.12)	(0.16)	(0.08)	(0.09)	(0.07)
Net asset value, end of year	$27.55	$25.03	$19.85	$15.96	$16.46
Total investment return[2]	10.61%	27.05%	24.99%	(2.47)%	29.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.56%	1.29%	1.28%	1.24%	1.19%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%	1.20%	1.20%	1.20%	1.20%[3]
Net investment income(loss)	0.53%	0.47%	0.63%	0.64%	0.57%
Supplemental data:
Net assets, end of year (000's)	$9,784	$9,478	$8,534	$14,113	$19,832
Portfolio turnover rate	59%	55%	58%	65%	60%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.14	$19.94	$16.07	$16.60	$12.91
Income (loss) from investment operations:
Net investment income[1]	0.20	0.16	0.15	0.14	0.13
Net realized and unrealized gain (loss)	2.52	5.27	3.88	(0.52)	3.68
Total income (loss) from investment operations	2.72	5.43	4.03	(0.38)	3.81
Less dividends/distributions:
From net investment income	(0.19)	(0.23)	(0.16)	(0.15)	(0.12)
Net asset value, end of year	$27.67	$25.14	$19.94	$16.07	$16.60
Total investment return[2]	10.90%	27.38%	25.28%	(2.23)%	29.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.07%	0.99%	0.98%	0.97%	0.94%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%	0.95%	0.95%	0.95%	0.95%[3]
Net investment income	0.77%	0.71%	0.87%	0.90%	0.82%
Supplemental data:
Net assets, end of year (000's)	$28,345	$126,735	$146,145	$185,910	$206,555
Portfolio turnover rate	59%	55%	58%	65%	60%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$23.99	$19.06	$15.36	$15.88	$12.37
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.06)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.40	5.03	3.72	(0.50)	3.54
Total income (loss) from investment operations	2.35	4.97	3.70	(0.52)	3.51
Less dividends/distributions:
From net investment income	—	(0.04)	—	—	—
Net asset value, end of year	$26.34	$23.99	$19.06	$15.36	$15.88
Total investment return[2]	9.80%	26.09%	24.09%	(3.28)%	28.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.31%	2.08%	2.04%	2.02%	2.00%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income(loss)	(0.22)%	(0.27)%	(0.11)%	(0.11)%	(0.18)%
Supplemental data:
Net assets, end of year (000's)	$2,643	$3,299	$2,617	$2,873	$3,467
Portfolio turnover rate	59%	55%	58%	65%	60%
See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$24.76	$20.10	$16.19	$16.00	$10.60
Income (loss) from investment operations:
Net investment (loss)[1]	(0.16)	(0.21)	(0.11)	(0.14)	(0.13)
Net realized and unrealized gain	3.38	5.40	4.02	0.33	5.53
Total income from investment operations	3.22	5.19	3.91	0.19	5.40
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—
Net asset value, end of year	$23.60	$24.76	$20.10	$16.19	$16.00
Total investment return[2]	15.61%	26.42%	23.78%	1.19%	50.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.51%	1.45%	1.55%	1.57%	1.54%
Expenses after fee waivers and/or expense reimbursement	1.35%	1.40%	1.40%	1.40%	1.40%
Net investment loss	(0.69)%	(0.92)%	(0.64)%	(0.93)%	(0.95)%
Supplemental data:
Net assets, end of year (000's)	$46,813	$42,552	$32,848	$31,015	$38,319
Portfolio turnover rate	64%	57%	42%	48%	55%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$26.00	$21.01	$16.88	$16.64	$11.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.11)	(0.15)	(0.08)	(0.11)	(0.10)
Net realized and unrealized gain	3.60	5.67	4.21	0.35	5.74
Total income from investment operations	3.49	5.52	4.13	0.24	5.64
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—
Net asset value, end of year	$25.11	$26.00	$21.01	$16.88	$16.64
Total investment return[2]	15.93%	26.79%	24.17%	1.44%	51.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.10%	1.09%	1.13%	1.15%	1.13%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.07%	1.09%	1.15%[3]	1.15%[3]	1.15%[3]
Net investment loss	(0.43)%	(0.61)%	(0.41)%	(0.68)%	(0.70)%
Supplemental data:
Net assets, end of year (000's)	$178,495	$226,376	$172,436	$107,447	$112,186
Portfolio turnover rate	64%	57%	42%	48%	55%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividend/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.32	$18.29	$14.85	$14.78	$9.87
Income (loss) from investment operations:
Net investment (loss)[1]	(0.29)	(0.35)	(0.22)	(0.23)	(0.22)
Net realized and unrealized gain	2.95	4.91	3.66	0.30	5.13
Total income from investment operations	2.66	4.56	3.44	0.07	4.91
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—
Net asset value, end of year	$20.60	$22.32	$18.29	$14.85	$14.78
Total investment return[2]	14.71%	25.51%	22.83%	0.47%	49.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.24%	2.24%	2.32%	2.35%	2.37%
Expenses after fee waivers and/or expense reimbursement	2.10%	2.15%	2.15%	2.15%	2.15%
Net investment loss	(1.44)%	(1.67)%	(1.39)%	(1.68)%	(1.70)%
Supplemental data:
Net assets, end of year (000's)	$5,398	$3,687	$2,937	$2,442	$2,961
Portfolio turnover rate	64%	57%	42%	48%	55%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following six funds are covered in this report: UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class P shares. Effective July 28, 2014, Class Y shares were redesignated as Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class P shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

On January 5, 2015, a shareholder of the UBS U.S. Small Cap Growth Fund,which is a pension plan affiliated with the Advisor, received redemption proceeds of $71,312,188, consisting of portfolio securities valued at $70,260,945 and cash of $1,051,243. The Fund realized a gain of $18,810,041 as a result of the redemption, which is included in the Net realized gain (loss) on: Investments in unaffiliated issuers, within the Statement of operations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on

The UBS Funds

Notes to financial statements

the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments

The UBS Funds

Notes to financial statements

quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11") to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Forward foreign currency contracts entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2015, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2015.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2015 is as follows:

Asset derivatives1

	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts	$10,734	$10,734
Total value	$10,734	$10,734

The UBS Funds

Notes to financial statements

Liability derivatives2

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts	$—	$(19,653)	$(19,653)
Swap agreements	(71,595)	—	(71,595)
Total value	$(71,595)	$(19,653)	$(91,248)

1  In the Statement of assets and liabilities, forward foreign currency contracts are showing using unrealized appreciation.

2  In the Statement of assets and liabilities, swap agreements are shown at value, while foreign forward currency contracts are shown using unrealized depreciation.

Activities in derivative instruments during the year ended June 30, 2015 were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$47,380	$47,380
Futures contracts	(40,720)	—	(40,720)
Swap agreements	238,053	—	238,053
Total net realized gain	$197,333	$47,380	$244,713
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$20,263	$20,263
Swap agreements	(137,291)	—	(137,291)
Total change in net unrealized appreciation/depreciation	$(137,291)	$20,263	$(117,028)

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on swap agreements and forward foreign currency contracts.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

The UBS Funds

Notes to financial statements

UBS Equity Long-Short Multi-Strategy Fund

	Assets ($)	Liabilities ($)
Derivative financial instruments:
Forward foreign currency contracts	10,734	(19,653)
Swap agreements	—	(71,595)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	10,734	(91,248)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	10,734	(91,248)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
JPMCB	10,734	(10,734)	—	—
Total	10,734	(10,734)	—	—
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
CSI	(71,595)	—	—	(71,595)
JPMCB	(19,653)	10,734	—	(8,919)
Total	(91,248)	10,734	—	(80,514)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each

The UBS Funds

Notes to financial statements

Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Portfolio swap: UBS Equity Long-Short Multi-Strategy Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund's investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, usually annually and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established at both the Fund and counterparty.

The swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty's failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund's activities in the portfolio swap are currently concentrated with a single highly rated counterparty. Investing in swaps results in a form of leverage (i.e., the Fund's risk of loss associated with these instruments may exceed their value as recorded on the Statement of assets and liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of the swap is recognized as changes in unrealized appreciation or depreciation in the Statement of operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the Statement of operations.

F. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include

The UBS Funds

Notes to financial statements

movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

G. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by a Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

H. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium

The UBS Funds

Notes to financial statements

originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for UBS U.S. Defensive Equity Fund's written put options is $14,141,000 at June 30, 2015.

I. Short sales: UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses in the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Equity Long-Short Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box"). There were no short sale transactions for UBS U.S. Small Cap Growth Fund during the year ended June 30, 2015.

J. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

K. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of

The UBS Funds

Notes to financial statements

such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

L. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2014, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS U.S. Defensive Equity Fund	$292
UBS U.S. Equity Opportunity Fund	1,415
UBS U.S. Large Cap Equity Fund	5,777

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2015, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee will be calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. Effective August 3, 2015, for purchases of shares on or after that date, the redemption fee will be eliminated.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Equity Long-Short Multi-Strategy Fund	1.250%	1.250%	1.250%	1.250%	1.250%
UBS Global Sustainable Equity Fund	0.800	0.750	0.700	0.675	0.650
UBS U.S. Defensive Equity Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

For UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through

The UBS Funds

Notes to financial statements

investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Defensive Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2015, were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Equity Long-Short Multi-Strategy Fund	1.75%	2.50%	1.50%	$(36,096)	$208,980	$330,249
UBS Global Sustainable Equity Fund	1.25	2.00	1.00	(20,788)	183,747	278,837
UBS U.S. Defensive Equity Fund	1.50	2.25	1.25	(24,851)	160,980	256,526
UBS U.S. Equity Opportunity Fund	1.20	1.95	0.95	(9,465)	316,810	236,115
UBS U.S. Large Cap Equity Fund	1.20	1.95	0.95	3,570	638,715	137,440
UBS U.S. Small Cap Growth Fund	1.24	1.99	0.99	111,986	1,965,857	123,737

For U.S. Small Cap Growth, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so the Fund's operating expenses do not exceed the amounts above. Prior to March 27, 2015, the fees were not to exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares

Each Fund, except for UBS Global Sustainable Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the year ended June 30, 2015 are subject to repayment through June 30, 2018. At June 30, 2015, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2016	Expires June 30, 2017	Expires June 30, 2018
UBS Equity Long-Short Multi-Strategy Fund—Class A	$88,626	$49,550	$27,163	$11,913
UBS Equity Long-Short Multi-Strategy Fund—Class C	26,345	10,033	6,385	9,927
UBS Equity Long-Short Multi-Strategy Fund—Class P	861,615	324,409	228,797	308,409
UBS U.S. Defensive Equity Fund—Class A	495,904	184,778	161,307	149,819
UBS U.S. Defensive Equity Fund—Class C	140,301	57,542	44,344	38,415
UBS U.S. Defensive Equity Fund—Class P	175,427	66,089	41,046	68,292

The UBS Funds

Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2016	Expires June 30, 2017	Expires June 30, 2018
UBS U.S. Equity Opportunity Fund—Class A	$620,871	$222,296	$198,607	$199,968
UBS U.S. Equity Opportunity Fund—Class C	74,148	26,132	24,001	24,015
UBS U.S. Equity Opportunity Fund—Class P	29,553	9,566	7,855	12,132
UBS U.S. Large Cap Equity Fund—Class A	49,332	8,181	7,993	33,158
UBS U.S. Large Cap Equity Fund—Class C	15,640	2,443	3,730	9,467
UBS U.S. Large Cap Equity Fund—Class P	196,378	46,013	55,550	94,815
UBS U.S. Small Cap Growth Fund—Class A	128,167	48,524	20,513	59,130
UBS U.S. Small Cap Growth Fund—Class C	12,827	4,478	2,856	5,493
UBS U.S. Small Cap Growth Fund—Class P	59,114	—	—	59,114

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2015, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Equity Long-Short Multi-Strategy Fund	$2,208	$12,574
UBS Global Sustainable Equity Fund	3,236	17,278
UBS U.S. Defensive Equity Fund	2,186	12,108
UBS U.S. Equity Opportunity Fund	5,876	34,040
UBS U.S. Large Cap Equity Fund	5,259	68,518
UBS U.S. Small Cap Growth Fund	28,059	173,815

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2015 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at June 30, 2015 and for the year ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2015 and for the year ended have been included near the end of each Fund's Portfolio of investments.

The UBS Funds

Notes to financial statements

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2015, were as follows:

Fund	UBS AG
UBS Equity Long-Short Multi-Strategy Fund	$3,520
UBS Global Sustainable Equity Fund	1,295
UBS U.S. Defensive Equity Fund	309
UBS U.S. Equity Opportunity Fund	157
UBS U.S. Large Cap Equity Fund	163

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Equity Long-Short Multi-Strategy Fund	0.25%	1.00%
UBS Global Sustainable Equity Fund	0.25	1.00
UBS U.S. Defensive Equity Fund	0.25	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At June 30, 2015, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2015, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Equity Long-Short Multi-Strategy Fund—Class A	$124	$6,000
UBS Equity Long-Short Multi-Strategy Fund—Class C	396	—
UBS Global Sustainable Equity Fund—Class A	1,235	68,200
UBS Global Sustainable Equity Fund—Class C	2,271	—
UBS U.S. Defensive Equity Fund—Class A	2,044	8,899
UBS U.S. Defensive Equity Fund—Class C	2,146	30
UBS U.S. Equity Opportunity Fund—Class A	8,436	9,847
UBS U.S. Equity Opportunity Fund—Class C	3,602	—
UBS U.S. Large Cap Equity Fund—Class A	2,106	6,665
UBS U.S. Large Cap Equity Fund—Class C	2,265	49
UBS U.S. Small Cap Growth Fund—Class A	9,673	14,917
UBS U.S. Small Cap Growth Fund—Class C	4,284	399

The UBS Funds

Notes to financial statements

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds. For the year ended June 30, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Equity Long-Short Multi-Strategy Fund	$986
UBS Global Sustainable Equity Fund	2,954
UBS U.S. Defensive Equity Fund	3,994
UBS U.S. Equity Opportunity Fund	11,041
UBS U.S. Large Cap Equity Fund	2,383
UBS U.S. Small Cap Growth Fund	8,300

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. The value of loaned securities and related collateral at June 30, 2015 were as follows:

Fund	Market value of securities loaned	Market value of collateral recevied from securities loaned	Market value of investments of cash collateral received
UBS Global Sustainable Equity Fund	$757,750	$785,656	$785,656
UBS U.S. Equity Opportunity Fund	1,279,516	1,331,642	1,331,642
UBS U.S. Large Cap Equity Fund	1,197,982	1,240,202	1,240,202
UBS U.S. Small Cap Growth Fund	16,743,812	17,148,414	17,148,414

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For the year ended June 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Equity Long-Short Multi-Strategy Fund (long transactions)	$15,491,350	$15,057,184
UBS Equity Long-Short Multi-Strategy Fund (short sale transactions)	9,023,594	10,107,423
UBS Global Sustainable Equity Fund	12,695,134	9,559,455
UBS U.S. Defensive Equity Fund (long transactions)	11,474,964	12,149,864
UBS U.S. Defensive Equity Fund (short sale transactions)	3,325,211	2,944,323
UBS U.S. Equity Opportunity Fund	21,063,396	24,056,583
UBS U.S. Large Cap Equity Fund	49,844,343	154,714,294
UBS U.S. Small Cap Growth Fund	147,158,070	154,960,199

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015		2014
Fund	Distributions paid from long-term gains	Distributions paid from ordinary income	Distributions paid from long-term gains	Distributions paid from ordinary income
UBS Equity Long-Short Multi-Strategy Fund	$275,268	$—	$—	$—
UBS Global Sustainable Equity Fund	—	315,763	—	449,038
UBS U.S. Equity Opportunity Fund	—	20,003	—	147,110
UBS U.S. Large Cap Equity Fund	—	1,034,949	—	1,662,242
UBS U.S. Small Cap Growth Fund	31,619,947	11,549,217	5,527,910	—

At June 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed long-term gains	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Equity Long-Short Multi-Strategy Fund	$918,954	$—	$(175,943)	$1,360,512	$2,103,523
UBS Global Sustainable Equity Fund	—	337,042	(8,647,665)	2,112,903	(6,197,720)
UBS U.S. Defensive Equity Fund	—	—	(16,295,385)	2,047,751	(14,247,634)
UBS U.S. Equity Opportunity Fund	—	10,374	(4,673,695)	7,231,073	2,567,752
UBS U.S. Large Cap Equity Fund	—	598,324	(81,277,823)	3,244,909	(77,434,590)
UBS U.S. Small Cap Growth Fund	8,032,563	5,972,567	—	50,795,158	64,800,288

The UBS Funds

Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2015 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Equity Long-Short Multi-Strategy Fund	$541,179	$(509,961)	$(31,218)
UBS Global Sustainable Equity Fund	66,615	(66,615)	—
UBS U.S. Defensive Equity Fund	36,818	2,182	(39,000)
UBS U.S. Equity Opportunity Fund	(5,760)	5,760	—
UBS U.S. Large Cap Equity Fund	(31,884)	31,884	—
UBS U.S. Small Cap Growth Fund	1,065,297	(19,806,794)	18,741,497

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018
UBS Global Sustainable Equity Fund	$—	$8,647,665
UBS U.S. Defensive Equity Fund	3,777,928	12,503,688
UBS U.S. Equity Opportunity Fund	—	4,673,695
UBS U.S. Large Cap Equity Fund	—	81,277,823

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

During the fiscal year ended June 30, 2015, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Global Sustainable Equity Fund	$1,193,980
UBS U.S. Defensive Equity Fund	2,609,489
UBS U.S. Equity Opportunity Fund	4,209,672
UBS U.S. Large Cap Equity Fund	29,767,260

The UBS Funds

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2015, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October Capital Loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Equity Long-Short Multi-Strategy Fund	$146,709	$—	$—
UBS U.S. Defensive Equity Fund	13,769	—	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2015, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year period ended June 30, 2015, or since inception in the case of UBS Equity Long-Short Multi-Strategy Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings under the agreement for the year ended June 30, 2015.

9. Shares of beneficial interest

For the year ended June 30, 2015, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	30,486	$328,765	4,228	$43,458	57,485	$608,072
Shares repurchased	(61,975)	(643,176)	(1,715)	(17,609)	(12,784)	(140,243)
Dividends reinvested	534	5,678	749	7,704	288	3,099
Redemption fees	—	27	—	33	—	1,171
Net increase (decrease)	(30,955)	$(308,706)	3,262	$33,586	44,989	$472,099

The UBS Funds

Notes to financial statements

UBS Global Sustainable Equity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	339,776	$3,133,639	119,703	$1,098,968	681,904	$6,087,329
Shares repurchased	(514,903)	(4,577,768)	(12,376)	(112,538)	(293,530)	(2,642,659)
Dividends reinvested	5,669	48,700	1,925	16,228	25,341	218,185
Redemption fees	—	296	—	100	—	811
Net increase (decrease)	(169,458)	$(1,395,133)	109,252	$1,002,758	413,715	$3,663,666

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,423	$270,804	19,177	$260,192	246,809	$3,181,421
Shares repurchased	(243,334)	(3,091,869)	(28,049)	(353,513)	(53,556)	(704,601)
Redemption fees	—	7	—	2	—	3
Net increase (decrease)	(222,911)	$(2,821,058)	(8,872)	$(93,319)	193,253	$2,476,823

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,841	$389,888	870	$8,193	88,198	$846,732
Shares repurchased	(431,799)	(4,272,910)	(80,951)	(784,533)	(50,710)	(516,220)
Dividends reinvested	1,285	12,613	—	—	605	5,974
Redemption fees	—	1,137	—	130	—	56
Net increase (decrease)	(390,673)	$(3,869,272)	(80,081)	$(776,210)	38,093	$336,542

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	80,813	$2,085,076	16,194	$405,505	611,878	$15,749,199
Shares repurchased	(106,054)	(2,674,089)	(53,363)	(1,287,012)	(4,667,957)	(121,760,104)
Dividends reinvested	1,594	40,255	—	—	38,948	986,950
Redemption fees	—	892	—	238	—	6,923
Net increase (decrease)	(23,647)	$(547,866)	(37,169)	$(881,269)	(4,017,131)	$(105,017,032)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	596,836	$13,461,409	98,405	$2,008,231	1,516,069	$36,386,274
Shares repurchased in-kind	—	—	—	—	(3,163,806)	(71,312,188)
Shares repurchased	(599,282)	(13,845,210)	(38,574)	(776,498)	(1,583,410)	(38,793,957)
Dividends reinvested	267,579	5,506,787	36,995	667,385	1,632,666	35,706,413
Redemption fees	—	2,480	—	247	—	12,922
Net increase	265,133	$5,125,466	96,826	$1,899,365	(1,598,481)	$(38,000,536)

* Effective July 28, 2014, Class Y shares were renamed Class P shares.

The UBS Funds

Notes to financial statements

For the year ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,045	$183,149	343	$3,460	—	$—
Shares repurchased	(70,918)	(718,746)	(1,702)	(16,912)	(7,534)	(76,023)
Net decrease	(52,873)	$(535,597)	(1,359)	$(13,452)	(7,534)	$(76,023)

UBS Global Sustainable Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	367,672	$3,105,075	110,950	$929,936	28,584	$240,825
Shares repurchased	(259,210)	(2,185,773)	(14,191)	(114,305)	(226,622)	(1,897,447)
Dividends reinvested	14,790	119,797	1,280	10,226	36,386	295,461
Redemption fees	—	1,023	—	178	—	1,802
Net increase (decrease)	123,252	$1,040,122	98,039	$826,035	(161,652)	$(1,359,359)

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	184,160	$2,240,912	12,948	$154,734	5,576	$66,714
Shares repurchased	(129,755)	(1,540,412)	(69,721)	(805,290)	(111,766)	(1,303,072)
Redemption fees	—	1,495	—	409	—	384
Net increase (decrease)	54,405	$701,995	(56,773)	$(650,147)	(106,190)	$(1,235,974)

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	60,662	$525,433	7,754	$66,141	34,943	$309,688
Shares repurchased	(627,228)	(5,519,903)	(45,647)	(394,054)	(34,954)	(300,158)
Dividends reinvested	14,194	122,350	—	—	902	7,817
Redemption fees	—	15	—	2	—	1
Net increase (decrease)	(552,372)	$(4,872,105)	(37,893)	$(327,911)	891	$17,348

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65,719	$1,425,578	9,857	$208,534	631,010	$14,042,768
Shares repurchased	(119,827)	(2,671,043)	(9,845)	(213,677)	(2,989,555)	(67,145,346)
Dividends reinvested	2,940	64,232	232	4,885	72,254	1,583,799
Redemption fees	—	1,075	—	334	—	17,046
Net increase (decrease)	(51,168)	$(1,180,158)	244	$76	(2,286,291)	$(51,501,733)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	506,062	$11,962,647	29,382	$636,963	1,604,174	$39,717,827
Shares repurchased	(455,228)	(10,512,337)	(28,407)	(607,249)	(1,294,544)	(31,901,223)
Dividends reinvested	33,015	755,043	3,672	75,974	190,666	4,570,262
Redemption fees	—	4,549	—	390	—	24,750
Net increase	83,849	$2,209,902	4,647	$106,078	500,296	$12,411,616

10. Subsequent event

On July 6, 2015, the Board of Trustees of The UBS Funds determined that it is in the best interests of the UBS Equity Long-Short Multi-Strategy Fund (the "Fund") and its shareholders to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the "Plan"). The Plan provides that: (a) all the Fund's assets be converted into cash or cash equivalents or be otherwise liquidated and (b) the Fund distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Fund. The liquidation is expected to be completed on or about September 24, 2015 (the "Liquidation Date"). On the Liquidation Date, all shareholders will have their accounts liquidated and the proceeds will be delivered to them.

In connection with the liquidation, the Board approved, effective July 27, 2015, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Board also approved, effective July 27, 2015, the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore, the Fund will no longer offer shares for purchase. The Fund reserves the right to change this policy at any time. Of course, shareholders will continue to be able to redeem their shares in accordance with the policies in the Prospectus.

Also in connection with the liquidation, effective July 27, 2015, (a) the investment advisory fee of 1.25% of average net assets is waived; (b) the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares is waived; (c) until August 3, 2015, after when the redemption fee is eliminated, the 1.00% redemption fee that is charged on sales or exchanges of any Class of shares of the Fund less than 30 days after purchase is waived; and (d) all contingent deferred sales charges (CDSC) assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) and Class C shares are eliminated. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares will not be waived. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange.

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund (six of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2015, and the related statements of operations for the year then ended, the statements of cash flows of UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Defensive Equity Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund at June 30, 2015, the results of their operations for the year then ended, the statements of cash flows of UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Defensive Equity Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2015

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 4 and 5, 2015 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 26, 2015, June 4, 2015 and June 5, 2015, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds.

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS U.S. Defensive Equity Fund and UBS Fixed Income Opportunities Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that the Fund's defensive strategy was the primary reason for the Fund's underperformance as compared to its peer universe. The Advisor noted that the options overlay strategy for the Fund, which reduced the volatility profile of the Fund, detracted from the Fund's performance. The Advisor stated the options overlay strategy should benefit the Fund's relative performance when the U.S. equity market experiences a down turn.

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Fund's weaker relative performance as compared to its peer universe was attributable to its corporate credit exposure in both investment grade and high yield debt, where overall hedging strategies and security selection within the energy sector detracted from results. The Advisor also noted that the Fund's net short duration positioning was not rewarded as yield generally declined over the period. The Advisor did note that the Fund continued to deliver returns with minimal correlation to traditional fixed income markets, as well as many of its unconstrained fixed income peer funds.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS U.S. Small Cap Growth Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group, except for UBS Global Allocation Fund and UBS U.S. Small Cap Growth Fund.

The Board first discussed the management fee and expenses of the UBS Global Allocation Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS Global Allocation Fund were each slightly higher than the fees and expenses of several of the funds in its Lipper expense group. The Advisor noted that a reduction in the UBS Global Allocation Fund's assets was a main driver to the Fund's relative lower rankings. The Board, however, noted the Fund's management fee and total expenses were closer to the medians of its Lipper expense group than such fee and expenses were last year. The Board determined that the management fee and expenses were each reasonable considering that neither the management fee nor the Fund's total expenses were significantly higher than the respective Lipper expense group medians. The Board will continue to monitor the Fund's peers and expenses.

The Board then discussed the management fee of the UBS Dynamic Alpha Fund. It was noted that the actual management fee of UBS Dynamic Alpha Fund was higher than the median of the Fund's Lipper expense group. The Board noted that while the UBS Dynamic Alpha Fund's actual management fee was higher than the median of the Fund's Lipper expense group, the Fund's total expenses were less than the median of the Fund's Lipper expense group, resulting in the total cost to investors being very competitive. The Advisor also noted that the UBS Dynamic Alpha Fund was included in a brand new Lipper peer group category. The Advisor stated that as the new category matures, the rankings of the Fund will become more conclusive.

The Advisor next addressed the management fee of the UBS Core Plus Bond Fund. The Advisor noted that while the contractual management fee of the UBS Core Plus Bond Fund was higher than the median of the Fund's Lipper expense group, the Fund compared very favorably to its Lipper peers with respect to its actual management fee and total expenses. The UBS Core Plus Bond Fund placed in the first quintile of its Lipper expense group for both its actual management fee and total expenses.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS U.S. Small Cap Growth Fund were each higher than the medians in its Lipper expense group. The Advisor noted that a new fee waiver and expense cap arrangement was approved for the Fund effective March 27, 2015, that provides for a higher level of fees waived and expenses reimbursed by the Advisor. The Advisor reported that under this new arrangement, the actual management fee and total expenses for the UBS U.S. Small Cap Growth Fund are each expected to be lower than the medians of the Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Asset Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 57 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 62 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 80 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 64 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

The UBS Funds

Trustee and officer information (unaudited)

Interested Trustee:
Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
E. Blake Moore, Jr.; 57[2]*	Interested Trustee	Since June 2015	Mr. Moore is a Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since March 2015).
			Mr. Moore is a member of the UBS Global Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Global Asset Management in March 2015, Mr. Moore was EVP Head of Distribution at Mackenzie Investments in Canada for over three years. Before this, Mr. Moore spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, Mr. Moore served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.	Mr. Moore is a director or trustee of three investment companies (consisting of 30 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global AM—Americas region. Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 51	President	Since 2010

Mr. Carver is a managing director and head of product development and management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas fund treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 57	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Cindy Lee*, 40	Vice President and Assistant Treasurer	Since November 2014

Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 31	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2015, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, and the amount expected to be passed through to shareholders as foreign tax credits are approximated as follows:

Fund	Dividends received deduction	Foreign tax credit
UBS Global Sustainable Equity Fund	5%	$17,577
UBS U.S. Equity Opportunity Fund	100	—
UBS U.S. Large Cap Equity Fund	100	—

Shareholders should not use the above information to prepare their tax returns. Since the Funds fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2015. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1198

UBS Fixed
Income Funds

June 30, 2015

The UBS Funds—Fixed Income

Annual Report

President's letter	1
Market commentary	3
Fixed Income Funds
UBS Core Plus Bond Fund	4
UBS Fixed Income Opportunities Fund	19
UBS Municipal Bond Fund	36
Explanation of expense disclosure	46
Statement of assets and liabilities	48
Statement of operations	52
Statement of changes in net assets	54
Financial highlights	56
Notes to financial statements	61
Report of independent registered public accounting firm	82
General information	83
Board approval of investment advisory agreements	84
Trustee and Officer information	88
Federal tax information	94

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President's letter

August 14, 2015

Dear Shareholder,

In my last letter, I wrote about the building forward momentum of the US economy against a backdrop of economic weakness outside the United States. Since I last wrote to you, the rise of two economic themes has begun to cast a shadow on the global growth story. The first of these, the continuing Greek debt crisis, appears to be on the road to resolution after an agreement was reached in July between the Greek government and its creditors. Although the risk of Greece's exit from the eurozone is somewhat reduced, substantial political and economic challenges remain. While the news of an agreement has brought relief to global markets, it is disconcerting to consider that the future of the European project has not been in such peril since the introduction of the euro in 1999.

Turning to a development that is decidedly less settled, Chinese equity markets have seen some spectacular declines in recent months, raising questions about the durability of the world's second-largest economy. The Shanghai composite index hit a high of 5,166 on June 12, before falling 30% in just three weeks. Taken together, over $3 trillion of value has been wiped away from the Shanghai and Shenzhen exchanges in a matter of weeks. China's economy grew at its slowest pace since 1990 last year, and early indicators suggest that the economy has weakened further so far into 2015. While investor confidence in China has been understandably shaken, it remains to be seen what effect these headwinds may have outside of the country.

In this global investment landscape of debt crises and shaken confidence, partnering with a knowledgeable asset manager, such as UBS Global Asset Management, can help investors avoid potential pitfalls on the path to reaching their long-term financial goals. As we continue to review the UBS family of funds with an eye toward an ever-changing investment landscape, we remain committed to providing a diverse range of solutions that can be used to create a comprehensive investment plan. Core funds—such as UBS US Large Cap Equity Fund—are the foundation on which many investors build their portfolios. Driven by fundamental research and long-term perspective, these funds used disciplined approaches that time and experience have shown can lead to successful outcomes, despite shorter-term market fluctuations and shocks.

Furthermore, we believe that flexible investment solutions can strengthen an investment plan against market shocks and declines. In this spirit, UBS Global Asset Management provides flexibly managed funds to help create well-balanced, globally diversified portfolios. In our view, flexible funds that may be less correlated to market trends and have multiple sources of revenue are an important component of a comprehensive investment plan. Many of the funds in the UBS family—such as UBS Dynamic Alpha Fund—are designed to achieve consistent returns with less reliance on favorable market conditions. When included in a comprehensive investment plan, these funds act as ballast during volatile market conditions and may have the effect of smoothing a portfolio's performance over time. As we have seen in the first half of 2015, market shocks can take any number of forms and can originate in any corner of the world. In today's market environment, we believe it is crucial that investors diversify their holdings within the context of a carefully considered plan. When combined in the context of such a plan, UBS Global Asset Management's foundational and flexible funds can assist investors in obtaining peace of mind while looking toward the future.

In my correspondence over the years, I have written at considerable length about the importance of having a sound investment plan. Creating an investment plan with a knowledgeable financial advisor is an opportunity to envision the future that you would like to have, while being cognizant of the potential challenges that lie ahead. At UBS Global Asset Management, we believe that in managing our funds we create more than investment returns: we help our clients achieve their goals. As we continue to evolve our funds to provide stable returns in a variety of market conditions, we rely on our firm's client-oriented culture to guide everything we do. With over 30 years of

1

President's letter

experience in active investment management, UBS Global Asset Management is ready to serve you with our family of funds and knowledgeable professionals as we look toward the future, a future we create together.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

The markets in review

Global growth generally improves

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 4.3% seasonally adjusted annualized rate during the third quarter of 2014. GDP growth then moderated to 2.1% during the fourth quarter and 0.6% for the first quarter of 2015, partially due to severe winter weather in parts of the country. However, the economy then improved, as the Commerce Department's initial estimate for second quarter GDP was 2.3%.1

The US Federal Reserve Board largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. (The federal funds rate, or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.) However, at the Fed's meeting in October 2014, it said that it had concluded its asset purchase program, also known as quantitative easing. At its March 2015 meeting, the Fed said that it "anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term." Finally, at the central bank's meeting that concluded in June 2015, the Fed said that it "currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run."

In terms of the global economy, the International Monetary Fund's ("IMF") July 2015 World Economic Outlook Update, released after the reporting period ended, said that "a setback to activity in the first quarter of 2015, mostly in North America, has resulted in a small downward revision to global growth for 2015 relative to the April 2015 World Economic Outlook. Nevertheless, the underlying drivers for a gradual acceleration in economic activity in advanced economies—easy financial conditions, more neutral fiscal policy in the euro area, lower fuel prices, and improving confidence and labor market conditions—remain intact." The IMF projects that 2015 growth in the eurozone will be 1.5%, versus 0.8% in 2014. Japan's economy is expected to expand 0.8% in 2015, an improvement from the 0.1% contraction in 2014. In contrast, the IMF sees growth in emerging market countries decelerating in 2015, with GDP of 4.2% compared to 4.6% in 2014.

Mixed returns in the fixed income market

The global fixed income markets experienced periods of volatility during the reporting period. This was triggered by incoming economic data, uncertainties surrounding future monetary policy and geopolitical events, including the escalating crisis in Greece. Against this backdrop, the yield on the 10-year Treasury fell from 2.53% to 2.35% during the reporting period and the overall US bond market, as measured by the Barclays US Aggregate Index,2 gained 1.86%. A sharp sell-off late in the reporting period pushed the returns of riskier fixed income securities into negative territory for the 12 months ended June 30, 2015. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index3 declined 0.52% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),4 fell 1.57%.

1  Based on the Commerce Department's initial estimate announced on July 30, 2015, after the reporting period had ended.

2  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Core Plus Bond Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS Core Plus Bond Fund (the "Fund") gained 1.69% (Class A shares returned -2.86% after the deduction of the maximum sales charge), while Class P shares rose 1.84%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), returned 1.86% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period but modestly underperformed the benchmark, primarily due to duration positioning and exposure to energy-related companies.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit derivatives (such as credit default swaps and options on credit default swaps) were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Throughout the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked:

•  Currency positioning was additive to performance. The Fund's exposure to the US dollar against a basket of developed market currencies contributed to performance. At various times during the reporting period, the Fund was long the US dollar against the euro, Japanese yen, Swiss franc, New Zealand dollar, Australian dollar and British pound. The US dollar index appreciated during the period for nine consecutive months and reached a 12-year high against the euro during the reporting period.

•  Yield curve positioning was additive to performance. The Fund was positioned to benefit from a flattening of the yield curve in the first half of the reporting period. (When the yield curve flattens, yields on longer maturity bonds decline more than those of shorter maturity instruments, so that the spread between the two narrows.) This played out during the first half of the reporting period, as shorter-term yields modestly increased as investors started to price in the likelihood of rate hikes by the Federal Reserve Board ("Fed"), while longer-term yields declined given strong overseas demand.

•  The Fund's securitized exposure was additive to performance. Sector exposure and security selection within commercial mortgage-backed securities (CMBS) and agency pass-throughs contributed to performance during the reporting period. The Fund was generally overweight mortgages given strong market technicals (e.g., Fed quantitative easing purchases) that were supportive to spreads. Within CMBS, the Fund favored select AA-rated and A-rated tranches as well as single asset/single borrower (SASB) deals, all of which performed well during the reporting period due to continued improvement in fundamentals.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

4

UBS Core Plus Bond Fund

What didn't work:

•  The Fund's allocation to corporate credit detracted from performance. The Fund's allocation to both investment grade and high yield corporate debt was negative for performance, as corporate spreads widened during the reporting period. Security selection in the energy sector also detracted from performance, as the sharp fall in the price of oil led to weak results for companies in oil-related industries. High yield energy credits, in particular, underperformed due to the drop in the price of oil. The negative performance from security selection was partially offset by beta index hedging.

•  The Fund's overall duration positioning detracted from performance. During the reporting period, the Fund was generally underweight duration relative to the benchmark on the belief that interest rates would rise given an expectation of continued improvement in the US economy. Interest rates, however, fell during the first half of the reporting period due to increasing overseas demand for US Treasuries and a slowdown in the US economic recovery.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Core Plus Bond Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.69%	3.98%	2.52%
Class C2	1.19	3.47	2.00
Class P3	1.84	4.22	2.77
After deducting maximum sales charge
Class A1	(2.86)%	3.02%	2.05%
Class C2	0.45	3.47	2.00
Barclays US Aggregate Index[4]	1.86%	3.35%	4.44%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.70% and 0.65%; Class C—2.29% and 1.15%; Class P—1.39% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

6

UBS Core Plus Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Core Plus Bond Fund Class A and Class P shares versus the Barclays US Aggregate Index over the 10 years ended June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

7

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2015

Percentage of net assets
US Treasury Notes, 0.625%, due 12/31/16	4.1%
Government National Mortgage Association Pools, 4.000%, TBA	4.0
Federal National Mortgage Association Pools, 3.000%, TBA	3.7
Federal National Mortgage Association Pools, 3.500%, TBA	3.4
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20	3.1
US Treasury Notes, 1.750%, due 03/31/22	2.9
US Treasury Notes, 1.750%, due 04/30/22	2.7
US Treasury Notes, 0.625%, due 05/31/17	2.6
Federal National Mortgage Association Pools, 3.500%, TBA	2.4
Federal National Mortgage Association Pools, 4.500%, TBA	2.2
Total	31.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Bonds
Corporate bonds
Air freight & logistics	0.14%
Automobiles	0.12
Banks	3.18
Biotechnology	0.16
Building products	0.13
Capital markets	1.12
Chemicals	0.12
Commercial services & supplies	0.28
Consumer finance	0.48
Diversified financial services	0.63
Diversified telecommunication services	1.63
Electric utilities	0.90
Electronic equipment, instruments & components	0.25
Energy equipment & services	0.22
Food & staples retailing	0.16
Food products	0.29
Health care equipment & supplies	0.16
Health care providers & services	0.03
Hotels, restaurants & leisure	0.53
Independent power and renewable electricity producers	0.36
Insurance	1.33
Internet & catalog retail	0.18
IT services	0.27
Machinery	0.39
Media	1.84
Metals & mining	1.72
Multiline retail	0.15
Multi-utilities	0.40
Oil, gas & consumable fuels	4.82
Paper & forest products	0.09
Pharmaceuticals	0.74
Real estate investment trust (REIT)	0.68
Road & rail	0.56
Specialty retail	0.16
Technology hardware, storage & peripherals	0.12
Tobacco	0.60
Trading companies & distributors	0.31
Total corporate bonds	25.25%
Asset-backed securities	4.92
Commercial mortgage-backed securities	8.13
Mortgage & agency debt securities	31.30
Municipal bonds	1.62
US government obligations	22.68
Non-US government obligations	2.61
Total bonds	96.51%
Short-term investment	26.18
Options purchased	0.03
Investment of cash collateral from securities loaned	0.50
Total investments	123.22%
Liabilities, in excess of cash and other assets	(23.22)
Net assets	100.00%

8

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds: 96.51%
Corporate bonds: 25.25%
Brazil: 1.53%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$150,000	$144,375
Petrobras Global Finance BV, 3.250%, due 03/17/17	150,000	147,951
5.375%, due 01/27/21	120,000	115,197
Vale Overseas Ltd., 4.375%, due 01/11/22[2]	85,000	82,852
Total Brazil corporate bonds		490,375
Canada: 0.92%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31[2]	70,000	87,658
Barrick Gold Corp., 3.850%, due 04/01/22	130,000	126,001
Talisman Energy, Inc., 3.750%, due 02/01/21	50,000	49,499
Teck Resources Ltd., 6.250%, due 07/15/41	40,000	32,189
Total Canada corporate bonds		295,347
China: 0.63%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	200,000	201,532
France: 0.16%
Total Capital International SA, 3.750%, due 04/10/24	50,000	51,731
Germany: 0.64%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]	200,000	203,875
Ireland: 0.08%
XL Group PLC, 6.375%, due 11/15/24	21,000	24,750
Israel: 0.33%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	70,000	71,203
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	34,000	34,570
Total Israel corporate bonds		105,773
Luxembourg: 0.42%
ArcelorMittal, 6.250%, due 03/01/21	70,000	73,325
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	60,000	59,325
Total Luxembourg corporate bonds		132,650
	Face amount	Value
Mexico: 0.40%
Petroleos Mexicanos, 4.875%, due 01/24/22	$75,000	$77,803
6.375%, due 01/23/45	50,000	51,062
Total Mexico corporate bonds		128,865
Netherlands: 0.12%
LYB International Finance BV, 4.875%, due 03/15/44	40,000	38,863
Norway: 0.37%
Eksportfinans ASA, 5.500%, due 06/26/17	80,000	84,775
Statoil ASA, 4.800%, due 11/08/43	30,000	31,763
Total Norway corporate bonds		116,538
Spain: 0.48%
Telefonica Emisiones SAU, 3.192%, due 04/27/18	150,000	154,086
United Kingdom: 1.07%
HSBC Holdings PLC, 6.500%, due 09/15/37	100,000	120,672
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	110,000	107,047
Lloyds Bank PLC, 6.500%, due 09/14/20[1]	100,000	115,261
Total United Kingdom corporate bonds		342,980
United States: 18.10%
21st Century Fox America, Inc., 6.200%, due 12/15/34	35,000	40,621
AbbVie, Inc., 2.500%, due 05/14/20	40,000	39,590
Actavis Funding SCS, 3.800%, due 03/15/25	20,000	19,646
ADT Corp., 3.500%, due 07/15/22	100,000	90,500
Altria Group, Inc., 5.375%, due 01/31/44	25,000	26,443
9.950%, due 11/10/38	18,000	28,984
AvalonBay Communities, Inc., 3.450%, due 06/01/25	40,000	39,333
Bank of America Corp., 4.200%, due 08/26/24	70,000	69,831
6.110%, due 01/29/37	100,000	112,082
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	30,000	32,018
Boston Properties LP, REIT, 3.800%, due 02/01/24	60,000	60,721
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	90,000	96,761

9

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	$85,000	$93,075
Caterpillar, Inc., 5.200%, due 05/27/41	30,000	33,199
Celgene Corp., 4.000%, due 08/15/23	50,000	51,141
Chesapeake Energy Corp., 6.625%, due 08/15/20	70,000	68,250
CIT Group, Inc., 5.500%, due 02/15/19[1]	70,000	72,975
Continental Resources, Inc., 4.900%, due 06/01/44	50,000	42,110
DIRECTV Holdings LLC, 6.000%, due 08/15/40	80,000	83,020
DISH DBS Corp., 7.875%, due 09/01/19	70,000	77,630
Dollar General Corp., 3.250%, due 04/15/23	50,000	47,637
DPL, Inc., 7.250%, due 10/15/21	85,000	89,675
DTE Electric Co., 3.700%, due 03/15/45	25,000	22,600
Energy Transfer Partners LP, 9.000%, due 04/15/19	130,000	155,976
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	80,000	81,602
ERP Operating LP, REIT, 4.750%, due 07/15/20	35,000	38,557
Exelon Generation Co. LLC, 2.950%, due 01/15/20	105,000	105,363
FedEx Corp., 3.875%, due 08/01/42	50,000	43,281
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	40,000	41,640
Flextronics International Ltd., 5.000%, due 02/15/23	80,000	81,212
Ford Motor Co., 7.450%, due 07/16/31	30,000	38,334
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	125,000	152,648
Frontier Communications Corp., 8.500%, due 04/15/20	80,000	83,640
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	40,000	51,930
Glencore Funding LLC, 2.500%, due 01/15/19[1]	120,000	118,653
Goldman Sachs Group, Inc., 5.150%, due 05/22/45	30,000	28,942
5.750%, due 01/24/22	80,000	90,997
6.150%, due 04/01/18	100,000	111,188
	Face amount	Value
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	$80,000	$90,747
HJ Heinz Co., 5.200%, due 07/15/45[1]	50,000	51,241
International Lease Finance Corp., 7.125%, due 09/01/18[1]	90,000	100,350
International Paper Co., 3.800%, due 01/15/26[2]	30,000	29,394
JPMorgan Chase & Co., 3.875%, due 09/10/24	140,000	137,747
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	75,000	73,343
5.000%, due 10/01/21	80,000	84,651
6.500%, due 09/01/39	45,000	46,142
Kinder Morgan, Inc., 5.550%, due 06/01/45	25,000	23,107
Kroger Co., 3.850%, due 08/01/23	50,000	51,287
Lincoln National Corp., 7.000%, due 06/15/40	50,000	62,713
Lowe's Cos., Inc., 4.650%, due 04/15/42	50,000	51,550
Masco Corp., 4.450%, due 04/01/25	40,000	40,100
Morgan Stanley, 4.350%, due 09/08/26	60,000	58,793
Series J, 5.550%, due 07/15/20[3,4]	70,000	69,492
NRG Energy, Inc., 8.250%, due 09/01/20	10,000	10,475
PNC Preferred Funding Trust I, 1.936%, due 03/15/17[1,3,4]	100,000	91,000
PPL Capital Funding, Inc., 3.950%, due 03/15/24	80,000	82,721
Principal Financial Group, Inc., 8.875%, due 05/15/19	90,000	110,795
Private Export Funding Corp., 2.300%, due 09/15/20	150,000	150,832
Prudential Financial, Inc., 5.200%, due 03/15/44[3]	95,000	94,098
6.625%, due 12/01/37	34,000	41,011
QVC, Inc., 4.450%, due 02/15/25	60,000	57,897
Regions Financial Corp., 2.000%, due 05/15/18	70,000	69,953
Reynolds American, Inc., 3.250%, due 11/01/22	30,000	28,895
Seagate HDD Cayman, 5.750%, due 12/01/34[1]	40,000	39,385
Sempra Energy, 9.800%, due 02/15/19	75,000	94,198
Southern Copper Corp., 3.500%, due 11/08/22	50,000	48,680

10

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Southwestern Electric Power Co., 3.550%, due 02/15/22	$50,000	$51,552
Sprint Capital Corp., 6.900%, due 05/01/19	70,000	71,400
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, due 10/01/34	50,000	46,617
TCI Communications, Inc., 7.875%, due 02/15/26	50,000	67,433
Tenet Healthcare Corp., 6.000%, due 10/01/20	10,000	10,662
Time Warner Cable, Inc., 6.550%, due 05/01/37	35,000	36,436
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	85,000	105,665
Time Warner, Inc., 6.100%, due 07/15/40	35,000	39,363
Transocean, Inc., 4.300%, due 10/15/22[2]	95,000	71,488
Tyson Foods, Inc., 4.875%, due 08/15/34	40,000	40,250
Valeant Pharmaceuticals International, 7.000%, due 10/01/20[1]	70,000	72,800
Valero Energy Corp., 6.625%, due 06/15/37	90,000	101,647
Ventas Realty LP, 2.700%, due 04/01/20	80,000	79,763
Verizon Communications, Inc., 2.036%, due 09/14/18[3]	50,000	51,727
4.522%, due 09/15/48[1]	107,000	94,001
6.400%, due 09/15/33	7,000	8,022
Williams Cos., Inc., 3.700%, due 01/15/23	90,000	83,800
Williams Partners LP, 4.300%, due 03/04/24	50,000	49,176
Wyndham Worldwide Corp., 5.625%, due 03/01/21	110,000	120,491
Xerox Corp., 3.800%, due 05/15/24[2]	90,000	86,093
Zimmer Biomet Holdings, Inc., 4.450%, due 08/15/45	60,000	55,035
Total United States corporate bonds		5,795,823
Total corporate bonds (cost $8,200,483)		8,083,188
Asset-backed securities: 4.92%
United States: 4.92%
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D, 2.540%, due 06/08/20	125,000	124,567
	Face amount	Value
Series 2013-5, Class D, 2.860%, due 12/09/19	$125,000	$126,349
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	150,000	152,073
Series 2014-1, Class C, 2.840%, due 04/22/19	155,000	157,312
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	175,000	176,849
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37[5]	39,028	23,183
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.360%, due 04/15/20	155,000	156,057
Series 2014-2, Class D, 2.760%, due 02/18/20	175,000	176,243
Series 2015-3, Class D, 3.490%, due 05/17/21	150,000	150,556
Series 2012-4, Class D, 3.500%, due 06/15/18	100,000	102,707
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.360%, due 08/17/20	230,000	229,844
Total asset-backed securities (cost $1,585,634)		1,575,740
Commercial mortgage-backed securities: 8.13%
United States: 8.13%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	100,000	114,249
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.236%, due 08/15/26[1,3]	150,000	149,911
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.184%, due 12/15/27[1,3]	100,000	99,728
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 1.936%, due 06/15/31[1,3]	125,000	124,034
Commercial Mortgage Loan Trust, Series 2015-DC1, Class A5, 3.350%, due 02/10/48	100,000	99,795
Series 2014-LC15, Class C, 5.109%, due 04/10/47[3]	150,000	157,159
Series 2013-LC13, Class C, 5.215%, due 08/10/46[1,3]	200,000	215,152
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.531%, due 02/10/28[1,3]	200,000	201,962

11

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.505%, due 04/15/50	$150,000	$153,030
CSMC Trust, Series 2015-DEAL, Class D, 3.286%, due 04/15/29[1,3]	100,000	99,525
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	95,617	97,850
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.495%, due 12/15/19[1,3]	150,000	148,930
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.084%, due 07/15/31[1,3]	175,000	173,296
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	100,000	100,868
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 2.686%, due 10/15/29[1,3]	125,000	124,418
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class C, 4.218%, due 07/15/46[3]	100,000	99,568
Series 2013-C13, Class C, 5.058%, due 11/15/46[3]	50,000	52,547
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.686%, due 11/15/27[1,3]	150,000	149,303
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 2.757%, due 11/15/29[1,3]	96,408	95,768
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class C, 3.995%, due 10/15/57[3]	150,000	144,086
Total commercial mortgage-backed securities (cost $2,609,612)		2,601,179
Mortgage & agency debt securities: 31.30%
United States: 31.30%
Federal Home Loan Mortgage Corp. Gold Pools,[6] 3.500%, TBA	125,000	128,259
#A96140, 4.000%, due 01/01/41	88,703	94,115
#C63008, 6.000%, due 01/01/32	40,578	45,939
#G01717, 6.500%, due 11/01/29	39,787	45,567
	Face amount	Value
Federal National Mortgage Association Pools,[6] 2.500%, TBA	$575,000	$581,965
2.500%, TBA	575,000	580,753
3.000%, TBA	1,200,000	1,192,430
3.500%, TBA	1,050,000	1,082,074
3.500%, TBA	725,000	745,221
4.500%, TBA	650,000	701,695
#AT2725, 3.000%, due 05/01/43	397,888	398,236
#AP6056, 3.000%, due 07/01/43	67,932	67,970
#AS0302, 3.000%, due 08/01/43	23,976	23,983
#AU3735, 3.000%, due 08/01/43	91,732	91,770
#AV1735, 3.000%, due 11/01/43	71,485	71,537
#AH4568, 4.000%, due 03/01/41	100,643	107,222
#AO2983, 4.000%, due 05/01/42	72,709	77,484
#AL2441, 4.000%, due 09/01/42	25,391	27,060
#AL5760, 4.000%, due 09/01/43	112,289	119,662
#AE0106, 4.500%, due 06/01/40	1,012	1,096
#890209, 5.000%, due 05/01/40	149,246	164,927
#AD9114, 5.000%, due 07/01/40	201,404	223,569
#AJ1422, 5.000%, due 09/01/41	116,897	129,297
#688066, 5.500%, due 03/01/33	83,556	95,293
#688314, 5.500%, due 03/01/33	85,625	97,250
#802481, 5.500%, due 11/01/34	166,005	188,250
#408267, 6.000%, due 03/01/28	11,821	13,579
#323715, 6.000%, due 05/01/29	7,215	8,272
#676733, 6.000%, due 01/01/33	64,620	74,569
#831730, 6.500%, due 09/01/36	65,411	75,711
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.457%, due 02/25/35[3]	21,032	18,935
Government National Mortgage Association Pools, #G2 AB2784, 3.500%, due 08/20/42	79,690	83,215
3.500%, TBA	600,000	622,711
4.000%, TBA	1,200,000	1,276,875
4.000%, TBA	200,000	211,949
4.500%, TBA	325,000	350,442
#G2 779425, 4.000%, due 06/20/42	85,805	92,046
#G2 2687, 6.000%, due 12/20/28	14,909	17,046
#G2 2794, 6.000%, due 08/20/29	45,646	51,818
#G2 4245, 6.000%, due 09/20/38	36,941	41,945
Total mortgage & agency debt securities (cost $9,885,415)		10,021,737
Municipal bonds: 1.62%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	50,000	56,829
Los Angeles Unified School District, 6.758%, due 07/01/34	110,000	142,946
State of California, GO Bonds, 7.300%, due 10/01/39	90,000	125,014

12

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds—(Concluded)
Municipal bonds—(Concluded)
State of Illinois, GO Bonds, 5.877%, due 03/01/19	$180,000	$193,576
Total municipal bonds (cost $454,724)		518,365
US government obligations: 22.68%
Tennessee Valley Authority, 2.875%, due 09/15/24	70,000	70,328
US Treasury Bonds, 2.500%, due 02/15/45[2]	50,000	44,004
2.750%, due 11/15/42	500,000	465,156
2.875%, due 05/15/43	525,000	500,309
3.750%, due 11/15/43	150,000	168,726
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20[7]	975,000	992,999
US Treasury Notes, 0.625%, due 12/31/16	1,300,000	1,302,742
0.625%, due 05/31/17	825,000	824,871
1.500%, due 05/31/20	125,000	124,317
1.750%, due 03/31/22	950,000	932,781
1.750%, due 04/30/22	875,000	858,594
2.000%, due 02/15/25	600,000	582,937
2.125%, due 05/15/25[2]	400,000	392,750
Total US government obligations (cost $7,339,622)		7,260,514
Non-US government obligations: 2.61%
Brazil: 0.63%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]	200,000	202,000
Colombia: 0.30%
Republic of Colombia, 8.125%, due 05/21/24	75,000	96,112
Mexico: 0.54%
United Mexican States, 4.000%, due 10/02/23	150,000	154,125
6.750%, due 09/27/34	15,000	18,825
		172,950
Peru: 0.59%
Peruvian Government International Bond, 7.125%, due 03/30/19	50,000	58,188
7.350%, due 07/21/25	100,000	130,650
		188,838
Philippines: 0.20%
Republic of the Philippines, 10.625%, due 03/16/25	40,000	63,850
	Face amount	Value
Turkey: 0.35%
Republic of Turkey, 6.750%, due 04/03/18	$100,000	$110,250
Total non-US government obligations (cost $837,258)		834,000
Total bonds (cost $30,912,748)		30,894,723
	Shares
Short-term investment: 26.18%
Investment company: 26.18%
UBS Cash Management Prime Relationship Fund[8] (cost $8,382,243)	8,382,243	8,382,243
	Face amount covered by contracts
Options purchased: 0.03%
Call options: 0.02%
Foreign Exchange Option, Buy USD/AUD, strike @ USD 1.32, expires September 2015, counterparty: MSC	330,000	6,334
	Number of contracts
Put options: 0.00%[9]
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016	26	650
	Notional amount
Options purchased on credit default swaps on credit indices: 0.01%[10]
Expiring 07/15/15. If exercised the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 24 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB	$1,600,000	2,805
Total options purchased (cost $48,635)		9,789

13

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

	Shares	Value
Investment of cash collateral from securities loaned: 0.50%
UBS Private Money Market Fund LLC[8] (cost $159,900)	159,900	$159,900
Total investments: 123.22% (cost $39,503,526)		39,446,655
Liabilities, in excess of cash and other assets: (23.22%)		(7,432,540)
Net assets: 100.00%		$32,014,115

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $39,498,143; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$351,557
Gross unrealized depreciation	(403,045)
Net unrealized depreciation of investments	$(51,488)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 45. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	NZD	480,000	USD	330,715	07/06/15	$5,558
JPMCB	EUR	290,000	USD	322,814	07/06/15	(510)
JPMCB	EUR	290,000	USD	323,532	08/06/15	69
JPMCB	JPY	39,200,000	USD	316,234	07/06/15	(4,082)
JPMCB	JPY	39,200,000	USD	319,376	08/06/15	(1,064)
JPMCB	NZD	315,000	USD	225,038	07/06/15	11,654
JPMCB	NZD	795,000	USD	540,019	08/06/15	3,018
JPMCB	USD	323,399	EUR	290,000	07/06/15	(75)
JPMCB	USD	319,268	JPY	39,200,000	07/06/15	1,047
JPMCB	USD	541,502	NZD	795,000	07/06/15	(2,961)
Net unrealized appreciation on forward foreign currency contracts						$12,654

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 7 contracts (USD)	September 2015	$1,104,490	$1,078,438	$(26,052)
10 Year US Treasury Notes, 1 contract (USD)	September 2015	124,673	126,171	1,498
US Treasury futures sell contracts:
10 Year US Treasury Notes, 13 contracts (USD)	September 2015	(1,653,825)	(1,640,234)	13,591
Net unrealized depreciation on futures contracts				$(10,963)

14

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

Credit default swaps on corporate issues—buy protection11

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments made by the Fund[13]	Upfront payments made	Value	Unrealized depreciation
MSC	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	140,000	06/20/17	1.000%	$(2,850)	$(1,265)	$(4,115)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced index[12]	Notional amount		Termination date	Payments received by the Fund[13]	Upfront payments made	Value	Unrealized depreciation	Credit spread[15]
MLI	CMBX.NA.BB. Series 6 Index	USD	300,000	05/11/63	5.000%	$(9,368)	$(1,735)	$(11,103)	3.205%
MLI	CMBX.NA.BB. Series 6 Index	USD	325,000	05/11/63	5.000	(858)	(1,879)	(2,737)	3.205
						$(10,226)	$(3,614)	$(13,840)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[13]	Payments received by the Fund[13]	Value	Unrealized appreciation/ (depreciation)
AUD	500,000	04/17/25	6 month BBSW	2.695%	$(20,982)	$(20,982)
NZD	450,000	07/24/24	3 month BBSW	4.713	24,481	24,481
NZD	450,000	07/24/24	3 month BBSW	4.712	24,468	24,468
NZD	400,000	07/24/24	3 month BBSW	4.775	23,136	23,136
USD	825,000	02/15/41	2.351%	3 month USD LIBOR	89,426	89,426
					$140,529	$140,529

15

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 98.75	June 2016	$21,034	$(27,300)
Foreign Exchange Option, Sell USD/AUD, 330,000 contracts, strike @ USD 1.47, counterparty: MSC	September 2015	1,584	(605)
Put options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 96.75	June 2016	21,034	(162)
Foreign Exchange Option, Sell USD/AUD, 330,000 contracts, strike @ USD 1.26, counterparty: MSC	September 2015	2,838	(2,352)
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 24 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB, Notional Amount USD 1,600,000	October 2015	3,800	(3,823)
Total options written		$50,290	$(34,242)

Written options activity for the year ended June 30, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2014	233	$141,691
Options written	—	—
Options terminated in closing purchase transactions	(181)	(99,623)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2015	52	$42,068

Swaptions and foreign exchange written options activity for the year ended June 30, 2015 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at June 30, 2014	$12,177
Swaptions & foreign exchange options written	83,635
Swaptions & foreign exchange options terminated in closing purchase transactions	(87,590)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at June 30, 2015	$8,222

16

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$8,083,188	$—	$8,083,188
Asset-backed securities	—	1,575,740	—	1,575,740
Commercial mortgage-backed securities	—	2,601,179	—	2,601,179
Mortgage & agency debt securities	—	10,021,737	—	10,021,737
Municipal bonds	—	518,365	—	518,365
US government obligations	—	7,260,514	—	7,260,514
Non-US government obligations	—	834,000	—	834,000
Short-term investment	—	8,382,243	—	8,382,243
Options purchased	650	9,139	—	9,789
Investment of cash collateral from securities loaned	—	159,900	—	159,900
Forward foreign currency contracts	—	21,346	—	21,346
Futures contracts	15,089	—	—	15,089
Swap agreements, at value	—	161,511	—	161,511
Total	$15,739	$39,628,862	$—	$39,644,601
Liabilities
Forward foreign currency contracts	$—	$(8,692)	$—	$(8,692)
Futures contracts	(26,052)	—	—	(26,052)
Swap agreements, at value	—	(25,861)	—	(25,861)
Options written	(27,462)	(6,780)	—	(34,242)
Total	$(53,514)	$(41,333)	$—	$(94,847)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $3,632,731 or 11.35% of net assets.

2  Security, or portion thereof, was on loan at June 30, 2015.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2015 and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2015. Maturity date disclosed is the ultimate maturity date.

6  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

7  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

17

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2015

8  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Net realized gain (loss) during the year ended 06/30/15	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$7,725,321	$27,285,546	$26,628,624	$—	$—	$8,382,243	$6,000
UBS Private Money Market Fund LLC[a]	236,033	5,034,903	5,111,036	—	—	159,900	21
UBS High Yield Relationship Fund	1,690,858	—	1,667,022	116,393	(140,229)	—	—
	$9,652,212	$32,320,449	$33,406,682	$116,393	$(140,229)	$8,542,143	$6,021

a  The Advisor earns a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

9  Amount represents less than 0.005%.

10  Illiquid investment as of June 30, 2015.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

12  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

13  Payments made or received are based on the notional amount.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements
18

UBS Fixed Income Opportunities Fund

Portfolio performance

For the 12 months ended June 30, 2015, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") declined 0.91% (Class A shares fell 5.34% after the deduction of the maximum sales charge), while Class P shares declined 0.68%. For comparison purposes, The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the "Index") gained 0.24% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 21; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's negative return during the reporting period was driven by a number of factors, including corporate credit, government-related debt and emerging markets debt. These negatives more than offset the positive impact of the Fund's active currency exposure, interest rate strategies and allocation to securitized assets.

The Fund extensively uses derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including, but not limited to, futures, options, swaps and swaptions. Credit default swaps, credit default swaptions and, to a more limited extent, total return swaps were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency derivatives, such as currency forwards and swaps, as part of its currency management strategy.

While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. The Fund's active interest rate strategies added to performance during the period. Spread management was overall negative for performance, but some spread products contributed positively. "Spread" is the difference between yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies that the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities. Currency positioning positively contributed to results during the reporting period.

Portfolio performance summary1

What worked:

•  The Fund's active currency exposure was positive for results during the reporting period.

  – The Fund's exposure to the US dollar against a basket of developed market currencies contributed to performance. At various times during the reporting period, the Fund was long the US dollar against the euro, Japanese yen, Swiss franc, New Zealand dollar, Australian dollar and British pound. The US dollar index appreciated during the period for nine consecutive months and reached a 12-year high against the euro during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

19

UBS Fixed Income Opportunities Fund

•  Interests rate strategies added to performance during the reporting period.

  – The Fund was generally positioned for higher US interest rates and higher volatility in interest rate markets. The Fund was also at times positioned for higher German bund yields. The Fund favored long exposure to interest rates in New Zealand and Australia.

  – Interest rate strategies contributed to performance, particularly toward the end of the reporting period as US and German interest rates increased rapidly, while interest rate volatility remained elevated.

•  Certain securitized assets and collateralized debt contributed to performance.

  – The Fund's holdings of commercial mortgage-backed securities outperformed other spread products.

  – The Fund's allocation to collateralized loan obligations also contributed to performance during the reporting period.

What didn't work:

•  The Fund's allocation to corporate credit was negative for performance.

  – The Fund's allocation to both investment grade and high yield corporate debt was negative for performance, as corporate spreads widened during the reporting period.

  – Security selection in the energy sector detracted from performance, as the sharp fall in the price of oil led to weak results for companies in oil-related industries. High yield energy credits, in particular, underperformed due to the drop in the price of oil. The negative performance from security selection was partially offset by beta index hedging.

•  The Fund's allocation to emerging markets debt detracted from performance.

  – Emerging markets were also affected by the steep decline in the price of oil, particularly those countries that are oil exporters.

  – Security selection within emerging markets debt was negative for performance but was offset somewhat by beta index hedging.

This letter is intended to assist shareholders in understanding how the Fund performed for the 12 months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

20

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 06/30/15 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(0.91)%	1.33%
Class C3	(1.48)	0.80
Class P4	(0.68)	1.59
After deducting maximum sales charge
Class A2	(5.34)%	0.32%
Class C3	(2.21)	0.80
BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index[5]	0.24%	0.32%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.52% and 1.04%; Class C—2.02% and 1.54%; Class P—1.23% and 0.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2015, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index) is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

21

UBS Fixed Income Opportunities Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Fixed Income Opportunities Fund Class A and Class P shares versus the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index from November 29, 2010, which is the inception date of the two classes, through June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

22

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2015

Percentage of net assets
US Treasury Notes, 2.000%, due 02/15/22	11.7%
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 07/15/24	3.6
US Treasury Bonds, PO, 3.088%, due 05/15/43	3.0
Eksportfinans ASA, 5.500%, due 05/25/16	2.4
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23	2.3
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/16	2.1
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	2.0
Caixa Economica Federal, 2.375%, due 11/06/17	1.9
Lloyds Bank PLC, 6.500%, due 03/24/20	1.6
Republic of Croatia, 6.250%, due 04/27/17	1.6
Total	32.2%

Country exposure by issuer, top five (unaudited)

As of June 30, 2015

Percentage of net assets
United States	61.0%
United Kingdom	6.0
Brazil	4.6
Norway	3.2
Luxembourg	3.0
Total	77.8%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Bonds
Corporate bonds
Banks	15.98%
Building products	0.50
Capital markets	0.84
Chemicals	1.73
Commercial services & supplies	0.92
Construction materials	3.27
Consumer finance	1.71
Diversified financial services	2.63
Diversified telecommunication services	2.94
Electronic equipment, instruments & components	1.06
Energy equipment & services	0.76
Food & staples retailing	1.36
Gas utilities	0.63
Hotels, restaurants & leisure	1.28
Household durables	0.89
Insurance	5.73
Machinery	1.96
Media	2.79
Metals & mining	4.88
Oil, gas & consumable fuels	5.32
Pharmaceuticals	0.87
Real estate investment trust (REIT)	0.33
Real estate management & development	0.25
Technology hardware, storage & peripherals	0.35
Thrifts & mortgage finance	0.49
Tobacco	0.23
Trading companies & distributors	1.21
Total corporate bonds	60.91%
Collateralized debt obligations	5.74
Commercial mortgage-backed security	0.59
Mortgage & agency debt securities	1.28
Municipal bonds	2.17
US government obligations	22.00
Non-US government obligation	1.58
Total bonds	94.27%
Short-term investment	4.58
Options purchased	3.04
Total investments	101.89%
Liabilities, in excess of cash and other assets	(1.89)
Net assets	100.00%

23

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

	Face amount		Value
Bonds: 94.27%
Corporate bonds: 60.91%
Australia: 0.89%
Crown Group Finance Ltd., 5.750%, due 07/18/17	AUD	370,000	$297,818
Brazil: 4.57%
Banco do Brasil SA, 9.000%, due 06/18/24[1,2,3]		$285,000	257,127
Caixa Economica Federal, 2.375%, due 11/06/17[1]		670,000	644,875
Petrobras Global Finance BV, 5.375%, due 01/27/21		350,000	335,993
Vale Overseas Ltd., 4.375%, due 01/11/22		300,000	292,417
Total Brazil corporate bonds			1,530,412
Canada: 2.51%
Barrick Gold Corp., 3.850%, due 04/01/22		200,000	193,847
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]		410,000	416,150
Yamana Gold, Inc., 4.950%, due 07/15/24		240,000	231,176
Total Canada corporate bonds			841,173
China: 0.63%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		210,000	211,050
Croatia: 0.74%
Agrokor DD, 8.875%, due 02/01/20[1]		230,000	248,400
France: 1.08%
Credit Agricole SA, 7.875%, due 01/23/24[1,2,3]		350,000	359,806
Germany: 2.86%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[4]	EUR	250,000	353,965
Trionista Holdco GmbH, 5.000%, due 04/30/20[1]		160,000	184,173
Unitymedia GmbH, 6.125%, due 01/15/25[1]		$400,000	418,000
Total Germany corporate bonds			956,138
Ireland: 0.77%
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]		300,000	256,689
Italy: 0.47%
Generali Finance BV, 6.214%, due 06/16/16[2,3]	GBP	100,000	157,969
	Face amount		Value
Luxembourg: 2.97%
ArcelorMittal, 6.250%, due 03/01/21		$500,000	$523,750
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21		475,000	469,656
Total Luxembourg corporate bonds			993,406
Malaysia: 0.60%
SSG Resources Ltd., 4.250%, due 10/04/22[4]		200,000	202,321
Mexico: 1.18%
Cemex SAB de CV, 5.700%, due 01/11/25[1]		200,000	189,000
5.875%, due 03/25/19[1]		200,000	204,440
Total Mexico corporate bonds			393,440
Netherlands: 0.49%
Basell Finance Co. BV, 8.100%, due 03/15/27[1]		125,000	165,128
Norway: 3.19%
Eksportfinans ASA, 5.500%, due 05/25/16		780,000	802,425
5.500%, due 06/26/17		250,000	264,923
Total Norway corporate bonds			1,067,348
Portugal: 1.56%
EDP Finance BV, 4.900%, due 10/01/19[1]		500,000	520,642
Singapore: 0.62%
Olam International Ltd., 5.750%, due 09/20/17		200,000	207,500
Switzerland: 0.57%
Credit Suisse Group AG, 6.250%, due 12/18/24[1,2,3]		200,000	191,750
United Kingdom: 6.02%
Barclays Bank PLC, 4.375%, due 09/11/24		250,000	239,767
HBOS PLC, 6.750%, due 05/21/18[1]		300,000	332,626
Lloyds Bank PLC, 6.500%, due 03/24/20[4]	EUR	400,000	532,464
Pension Insurance Corp. PLC, 6.500%, due 07/03/24[4]	GBP	100,000	156,429
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23		$710,000	754,898
Total United Kingdom corporate bonds			2,016,184

24

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States: 29.19%
ADT Corp., 3.500%, due 07/15/22	$340,000	$307,700
Allstate Corp., 5.750%, due 08/15/53[2]	400,000	422,500
Bank of America Corp., 4.000%, due 01/22/25	200,000	194,859
Barrick North America Finance LLC, 5.750%, due 05/01/43	175,000	168,335
Building Materials Corp. of America, 6.750%, due 05/01/21[1]	80,000	83,400
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	600,000	657,000
Cemex Finance LLC, 6.000%, due 04/01/24[1]	350,000	345,520
CIT Group, Inc., 5.000%, due 05/15/17 300,000 309,360 5.000%, due 08/15/22	145,000	143,550
Citigroup, Inc., Series M, 6.300%, due 05/15/24[2,3]	150,000	146,437
DISH DBS Corp., 7.875%, due 09/01/19	465,000	515,685
DR Horton, Inc., 4.000%, due 02/15/20	19,000	18,899
Energy Transfer Partners LP, 6.050%, due 06/01/41	380,000	372,986
Flextronics International Ltd., 5.000%, due 02/15/23	170,000	172,575
Frontier Communications Corp., 7.125%, due 01/15/23	400,000	355,000
General Motors Financial Co., Inc., 3.000%, due 09/25/17 140,000 142,732 4.750%, due 08/15/17	150,000	158,297
Glencore Funding LLC, 4.625%, due 04/29/24[1]	225,000	222,998
Host Hotels & Resorts LP, Series E, 4.000%, due 06/15/25	110,000	109,183
International Lease Finance Corp., 8.625%, due 09/15/15	400,000	405,000
Kinder Morgan Finance Co. LLC, 5.700%, due 01/05/16	210,000	214,647
Kinder Morgan, Inc., 7.250%, due 06/01/18	275,000	310,143
Lennar Corp., 4.750%, due 05/30/25	110,000	106,700
MetLife, Inc., 6.400%, due 12/15/36	445,000	488,387
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	300,000	126,000
	Face amount		Value
Morgan Stanley, Series J, 5.550%, due 07/15/20[2,3]		$90,000	$89,348
Navient LLC, 3.875%, due 09/10/15		270,000	270,338
Pacific Drilling SA, 5.375%, due 06/01/20[1]		225,000	170,438
PNC Preferred Funding Trust I, 1.936%, due 03/15/17[1,2,3]		400,000	364,000
Prudential Financial, Inc., 5.200%, due 03/15/44[2]		385,000	381,343
5.875%, due 09/15/42[2]		200,000	211,360
Quicken Loans, Inc., 5.750%, due 05/01/25[1]		170,000	162,775
Realogy Group LLC, 7.625%, due 01/15/20[1]		80,000	84,720
Regency Energy Partners LP, 5.500%, due 04/15/23		160,000	162,848
Reynolds American, Inc., 4.450%, due 06/12/25		75,000	76,412
Ryland Group, Inc., 6.625%, due 05/01/20		80,000	88,800
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22		250,000	258,750
Seagate HDD Cayman, 5.750%, due 12/01/34[1]		120,000	118,155
Standard Pacific Corp., 6.250%, due 12/15/21		80,000	84,800
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25		60,000	57,836
4.500%, due 10/01/34		80,000	74,588
Transocean, Inc., 6.800%, due 03/15/38		110,000	82,225
USG Corp. 5.875%, due 11/01/21[1]		80,000	84,200
Valeant Pharmaceuticals International, 7.000%, due 10/01/20[1]		280,000	291,200
Virgin Media Secured Finance PLC, 6.000%, due 04/15/21[1]	GBP	99,000	161,776
Total United States corporate bonds			9,773,805
Total corporate bonds (cost $20,829,246)			20,390,979
Collateralized debt obligations: 5.74%
United States: 5.74%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.125%, due 04/15/25[1,2]		300,000	300,000
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 3.029%, due 07/28/25[1,2]		500,000	492,500

25

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Bonds—(Concluded)
Collateralized debt obligations—(Concluded)
United States—(Concluded)
BlueMountain CLO Ltd., Series 2013-4A, Class C, 2.925%, due 04/15/25[1,2]	$300,000	$299,220
Galaxy XVI CLO Ltd., Series 2013-16A, Class C, 2.876%, due 11/16/25[1,2]	500,000	487,500
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class C, 3.034%, due 10/25/25[1,2]	350,000	342,489
Total collateralized debt obligations (cost $1,894,624)		1,921,709
Commercial mortgage-backed security: 0.59%
United States: 0.59%
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 3.875%, due 05/15/29[1,2,5] (cost $199,000)	200,000	198,000
Mortgage & agency debt securities: 1.28%
United States: 1.28%
Federal Home Loan Mortgage Corp. REMIC, IO,[6] 3.000%, due 05/15/27	976,148	91,777
Federal National Mortgage Association REMIC, IO,[6] Series 2013-87, Class IW, 2.500%, due 06/25/28	3,193,302	335,448
Total mortgage & agency debt securities (cost $412,141)		427,225
Municipal bonds: 2.17%
State of California, GO Bonds, 7.300%, due 10/01/39	250,000	347,262
State of Illinois, GO Bonds, 5.665%, due 03/01/18	355,000	379,176
Total municipal bonds (cost $633,618)		726,438
US government obligations: 22.00%
US Treasury Bonds, PO, 3.088%, due 05/15/43[7]	2,523,000	1,014,090
3.174%, due 08/15/42[7,8]	1,250,000	514,864
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/16	650,000	699,995
0.125%, due 07/15/24	1,250,000	1,214,690
	Face amount	Value
US Treasury Notes, 2.000%, due 02/15/22[8]	$3,921,000	$3,920,388
Total US government obligations (cost $7,558,656)		7,364,027
Non-US government obligation: 1.58%
Croatia: 1.58%
Republic of Croatia, 6.250%, due 04/27/17[4] (cost $523,244)	500,000	528,750
Total bonds (cost $32,050,529)		31,557,128
	Shares
Short-term investment: 4.58%
Investment company: 4.58%
UBS Cash Management Prime Relationship Fund[9] (cost $1,533,682)	1,533,682	1,533,682
	Number of contracts
Options purchased: 3.04%
Call options: 1.15%
10 Year US Treasury Notes, strike@ USD 126.50, expires August 2015	198	207,281
30 Year US Treasury Bonds, strike@ USD 151.00, expires July 2015	74	159,563
	Face amount covered by contracts
Foreign Exchange Option, Buy USD/AUD, strike@ AUD 1.32, expires September 2015, counterparty: MSC	$1,020,000	19,577
		386,421
	Number of contracts
Put options: 0.92%
10 Year US Treasury Notes, strike@ USD 124.00, expires August 2015	196	79,625

26

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

	Number of contracts	Value
Options purchased—(Concluded)
Put options—(Concluded)
3 Year Euro-Dollar Midcurve, strike@ USD 98.25, expires June 2016	89	$5,562
30 Year US Treasury Bonds, strike@ USD 148.00, expires July 2015	158	170,344
5 Year US Treasury Notes, strike@ USD 118.25, expires August 2015	136	37,188
Japanese Government 10 Year Bond, strike@ JPY 146.00, expires August 2015	4	15,688
		308,407
	Notional amount
Options purchased on interest rate swaps: 0.95%[10]
Expiring 01/17/18. If option exercised the Fund pays semi-annually 4.380% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 01/19/48. European style. Counterparty: JPMCB	$2,675,000	63,455
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	3,500,000	71,877
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	8,650,000	177,164
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	3,500,000	1,982
	Notional amount	Value
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	$8,650,000	$4,878
		319,356
Options purchased on credit default swaps on credit indices: 0.02%[10]
Expiring 07/15/15. If exercised the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 24 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB	3,385,000	5,936
Total options purchased (cost $1,588,685)		1,020,120
Total investments: 101.89% (cost $35,172,896)		34,110,930
Liabilities, in excess of cash and other assets: (1.89%)		(631,279)
Net assets: 100.00%		$33,479,651

27

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $35,106,610; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$523,951
Gross unrealized depreciation	(1,519,631)
Net unrealized depreciation of investments	$(995,680)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 45. Portfolio footnotes begin on page 35.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	266,092	INR	17,280,000	09/16/15	$1,088
CIBC	NZD	545,000	USD	375,500	07/06/15	6,311
CSI	USD	230,076	BRL	735,000	09/16/15	(178)
CSI	USD	181,934	ZAR	2,285,000	09/16/15	3,355
DB	USD	322	MXN	5,000	09/17/15	(5)
DB	USD	62,480	PEN	200,000	09/16/15	(281)
GSI	NZD	465,000	USD	329,446	07/06/15	14,450
GSI	USD	232,641	TRY	655,000	09/16/15	6,427
JPMCB	AUD	735,000	USD	560,808	07/06/15	(6,151)
JPMCB	AUD	335,000	USD	255,701	08/06/15	(2,236)
JPMCB	CAD	240,000	USD	193,515	07/06/15	1,372
JPMCB	EUR	2,815,000	USD	3,073,507	07/06/15	(64,964)
JPMCB	EUR	1,860,000	USD	2,075,070	08/06/15	442
JPMCB	GBP	295,000	USD	451,068	07/06/15	(12,438)
JPMCB	GBP	295,000	USD	464,028	08/06/15	626
JPMCB	JPY	116,600,000	USD	942,838	07/06/15	(9,937)
JPMCB	JPY	116,600,000	USD	949,980	08/06/15	(3,165)
JPMCB	NZD	465,000	USD	331,844	07/06/15	16,848
JPMCB	NZD	1,475,000	USD	1,001,922	08/06/15	5,599
JPMCB	SEK	3,250,000	USD	393,347	07/06/15	1,273
JPMCB	USD	564,828	AUD	735,000	07/06/15	2,131
JPMCB	USD	191,861	CAD	240,000	07/06/15	282
JPMCB	USD	193,437	CAD	240,000	08/06/15	(1,378)
JPMCB	USD	3,147,585	EUR	2,815,000	07/06/15	(9,113)
JPMCB	USD	464,127	GBP	295,000	07/06/15	(621)
JPMCB	USD	116,600,000	JPY	949,670	07/06/15	3,115
JPMCB	USD	1,475,000	NZD	1,004,674	07/06/15	(5,495)
JPMCB	USD	382,346	SEK	3,250,000	07/06/15	9,728
JPMCB	USD	393,591	SEK	3,250,000	08/06/15	(1,255)
Net unrealized depreciation on forward foreign currency contracts						$(44,170)

28

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 54 contracts (USD)	September 2015	$8,134,954	$8,145,563	$10,609
US Ultra Bond, 13 contracts (USD)	September 2015	2,051,195	2,002,812	(48,383)
2 Year US Treasury Notes, 10 contracts (USD)	September 2015	2,186,733	2,189,376	2,643
US Treasury futures sell contracts:
US Long Bond, 5 contracts (USD)	September 2015	(772,373)	(754,219)	18,154
5 Year US Treasury Notes, 7 contracts (USD)	September 2015	(832,552)	(834,804)	(2,252)
10 Year US Treasury Notes, 67 contracts (USD)	September 2015	(8,452,779)	(8,453,516)	(737)
Interest rate futures sell contracts:
90 Day Euro-Dollar, 52 contracts (USD)	December 2015	(12,923,533)	(12,930,450)	(6,917)
90 Day Euro-Dollar Time Deposit, 35 contracts (USD)	September 2016	(8,646,268)	(8,649,375)	(3,107)
Euro-Bobl, 7 contracts (EUR)	September 2015	(1,008,579)	(1,011,236)	(2,657)
Japanese Government 10 Year Bond, 2 contracts (JPY)	September 2015	(2,396,833)	(2,401,765)	(4,932)
Long Gilt, 1 contract (GBP)	September 2015	(180,110)	(181,840)	(1,730)
Net unrealized depreciation on futures contracts				$(39,309)

Currency swap agreements10

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[11]	Receive rate[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	USD	2,407,460	AUD	3,100,000	12/24/22	3 month USD LIBOR	3 month BBSW	$—	$(7,999)	$(7,999)
CITI	AUD	1,884,491	USD	1,462,459	09/05/15	3 month BBSW	3 month USD LIBOR	—	11,703	11,703
JPMCB	USD	1,462,459	AUD	1,884,491	09/05/23	3 month USD LIBOR	3 month BBSW	—	(2,524)	(2,524)
MLI	AUD	3,100,000	USD	2,407,460	12/24/15	3 month BBSW	3 month USD LIBOR	—	23,125	23,125
								$—	$24,305	$24,305

29

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	JPY	195,000,000	05/27/35	1.750%	6 month JPY LIBOR	$—	$(146,805)	$(146,805)
CSI	CAD	5,490,000	02/11/17	3 month BA	3.500%	(21,312)	227,860	206,548
CSI	CAD	1,550,000	02/11/22	4.145	3 month BA	—	(210,940)	(210,940)
DB	USD	2,800,000	02/15/38	4.474	3 month USD LIBOR	1,006,533	(816,976)	189,557
DB	USD	695,000	05/15/40	4.560	3 month USD LIBOR	—	(526,695)	(526,695)
DB	USD	700,000	05/15/40	3.470	3 month USD LIBOR	(125,600)	(214,862)	(340,462)
JPMCB	CAD	5,490,000	02/11/17	3.500	3 month BA	—	(227,860)	(227,860)
JPMCB	CAD	1,550,000	02/11/22	3 month BA	4.145	—	210,940	210,940
JPMCB	USD	4,500,000	02/18/16	2.532	3 month USD LIBOR	—	(101,179)	(101,179)
JPMCB	USD	40,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	619,361	619,361
MLI	CAD	9,280,000	04/09/17	3 month BA	1.978	—	158,516	158,516
MSC	CAD	8,870,000	04/08/17	3.600	3 month BA	—	(380,974)	(380,974)
						$859,621	$(1,409,614)	$(549,993)

Credit default swaps on credit indices—buy protection12

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments made	Value	Unrealized depreciation
CITI	iTraxx Europe Sub Financials Series 21 Index	EUR	2,000,000	06/20/19	1.000%	$(28,484)	$12,404	$(16,080)

Credit default swaps on corporate and sovereign issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	Prudential Financial Inc. bond, 6.100%, due 06/15/17	USD	380,000	03/20/20	1.000%	$7,247	$(5,440)	$1,807
JPMCB	Republic of France bond, 4.250%, due 04/25/19	USD	3,025,000	09/20/16	0.250	(97,126)	(6,840)	(103,966)
MSC	V.F. Corp. bond, 5.950%, due 11/01/17	USD	500,000	12/20/16	1.000	1,905	(7,079)	(5,174)
						$(87,974)	$(19,359)	$(107,333)

30

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CSI	CMBX.NA.BBB-. Series 6 Index	USD	1,050,000	05/11/63	3.000%	$42,454	$(6,845)	$35,609	2.727%
JPMCB	CDX.EM. Series 22 Index	USD	1,000,000	12/20/19	1.000	106,662	(109,622)	(2,960)	3.785
MLI	CDX.EM. Series 22 Index	USD	1,400,000	12/20/19	1.000	140,774	(153,472)	(12,698)	3.785
MLI	CMBX.NA.BB. Series 6 Index	USD	700,000	05/11/63	5.000	(21,859)	(4,049)	(25,908)	3.205
MSC	MCDX.NA. Series 24 Index	USD	700,000	06/20/25	1.000	19,002	(24,402)	(5,400)	1.505
MSC	CMBX.NA.BB. Series 6 Index	USD	1,000,000	05/11/63	5.000	(31,887)	(5,783)	(37,670)	3.205
						$255,146	$(304,173)	$(49,027)

Credit default swaps on corporate and sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront Payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
MetLife Inc. bond, CITI	4.750%, due 02/08/21	USD	380,000	03/20/20	1.000%	$(4,978)	$5,974	$996	0.661%
State of Illinois bond, CITI	5.000%, due 06/01/29	USD	370,000	12/20/23	1.000	24,231	(32,752)	(8,521)	2.371
						$19,253	$(26,778)	$(7,525)

Centrally cleared interest rate swap agreements

	Notional amount	Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
AUD	2,500,000	04/17/25	6 month BBSW	2.695%	$(104,908)	$(104,908)
CAD	1,080,000	04/28/25	1.984%	3 month BA	11,822	11,822
GBP	5,320,000	06/17/17	6 month GBP LIBOR	2.190	181,245	181,245
GBP	1,400,000	06/17/25	3.145	6 month GBP LIBOR	(204,612)	(204,612)
NZD	1,400,000	07/24/24	3 month BBSW	4.712	76,124	76,124
NZD	3,100,000	07/24/24	3 month BBSW	4.713	168,646	168,646
USD	2,885,000	12/21/18	1.627	3 month USD LIBOR	(5,432)	(5,432)
USD	3,150,000	09/24/19	2.347	3 month USD LIBOR	(117,947)	(117,947)
USD	8,250,000	12/12/23	3.200	3 month USD LIBOR	(588,584)	(588,584)
USD	1,030,000	02/15/41	2.825	3 month USD LIBOR	32,328	32,328
					$(551,318)	$(551,318)

31

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index	Notional amount		Termination date	Payments made by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
CDX.NA.HY. Series 24 Index	USD	1,750,000	06/20/20	5.000%	$(110,352)	$10,128
iTraxx Europe Series 23 Index	EUR	3,250,000	06/20/20	1.000	(44,856)	27,046
iTraxx Europe Series 22 Index	EUR	3,600,000	12/20/19	1.000	(60,306)	(5,753)
CDX.NA.HY. Series 23 Index	USD	3,888,000	12/20/19	5.000	(295,757)	(116,397)
CDX.NA.IG. Series 24 Index	USD	4,100,000	06/20/25	1.000	35,695	23,949
CDX.NA.IG. Series 23 Index	USD	8,200,000	12/20/19	1.000	(111,397)	1,752
					$(586,973)	$(59,275)

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 89 contracts, strike @ USD 98.75	June 2016	$81,226	$(93,450)
30 Year US Treasury Bonds, 74 contracts, strike @ USD 154.00	July 2015	81,988	(78,625)
Foreign Exchange Option, Sell USD/AUD, 1,020,000 contracts, strike @ AUD 1.470 Counterparty: MSC	September 2015	4,896	(1,869)
Put options
5 Year US Treasury Notes, 26 contracts, strike @ USD 119.25	August 2015	21,493	(17,063)
Euro-Bund, 24 contracts, strike @ EUR 147.50	August 2015	26,449[1]	(12,040)
Foreign Exchange Option, Sell USD/AUD, 1,020,000 contracts, strike @ AUD 1.260. Counterparty: MSC	September 2015	8,772	(7,270)
Options written on interest rate swaps[10]
If option exercised the Fund receives semi-annually 4.320% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 01/19/20. European style. Counterparty: JPMCB, Notional Amount USD 23,000,000	January 2018	250,495	(48,812)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	194,625	(49,487)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 7,000,000	December 2017	148,750	(20,104)
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 24 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: BB, Notional Amount USD 1,770,000	July 2015	18,585	(9,194)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 24 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB, Notional Amount USD 1,680,000	August 2015	3,696	(1,487)

32

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

Options written (concluded)

	Expiration date	Premiums received	Value
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 24 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB, Notional Amount USD 3,385,000	October 2015	8,039	(8,088)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 23 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: MSC, Notional Amount EUR 3,250,000	September 2015	7,421	(16,728)
Total options written		$856,435	$(364,217)

Written options activity for the year ended June 30, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2014	1,408	$600,522
Options written	1,379	719,013
Options terminated in closing purchase transactions	(2,574)	(1,108,379)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2015	213	$211,156

Written swaptions activity for the year ended June 30, 2015 was as follows:

Swaptions outstanding at June 30, 2014	$1,600,991
Swaptions written	421,740
Swaptions terminated in closing purchase transactions	(1,377,452)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2015	$645,279

1  The premium will be received at either the exercise or expiration date of the contract.
33

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$20,390,979	$—	$20,390,979
Collateralized debt obligations	—	1,921,709	—	1,921,709
Commercial mortgage-backed security	—	—	198,000	198,000
Mortgage & agency debt securities	—	427,225	—	427,225
Municipal bonds	—	726,438	—	726,438
US government obligations	—	7,364,027	—	7,364,027
Non-US government obligation	—	528,750	—	528,750
Short-term investment	—	1,533,682	—	1,533,682
Options purchased	675,251	344,869	—	1,020,120
Forward foreign currency contracts	—	73,047	—	73,047
Futures contracts	31,406	—	—	31,406
Swap agreements, at value	—	1,775,743	—	1,775,743
Total	$706,657	$35,086,469	$198,000	$35,991,126
Liabilities
Forward foreign currency contracts	$—	$(117,217)	$—	$(117,217)
Futures contracts	(70,715)	—	—	(70,715)
Swap agreements, at value	—	(4,637,249)	—	(4,637,249)
Options written	(210,317)	(153,900)	—	(364,217)
Total	$(281,032)	$(4,908,366)	$—	$(5,189,398)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.
	Collateralized debt obligations	Total
Assets
Beginning balance	$1,075,535	$1,075,535
Purchases	199,000	199,000
Issuances	—	—
Sales	(478,750)	(478,750)
Accrued discounts (premiums)	—	—
Total realized loss	(13,800)	(13,800)
Change in net unrealized appreciation/depreciation	15,235	15,235
Transfers into Level 3	—	—
Transfers out of Level 3[16]	(599,220)	(599,220)
Ending balance	$198,000	$198,000

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $1,000.

34

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2015

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $8,552,058 or 25.54% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2015 and changes periodically.

3  Perpetual investment. Date shown reflects the next call date.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2015, the value of these securities amounted to $1,773,929 or 5.30% of net assets.

5  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2015, the value of this security amounted to $198,000 or 0.59% of net assets.

6  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

7  Rate shown reflects annualized yield at June 30, 2015 on zero coupon bond.

8  All or a portion of these securities have been designated as collateral for open swap agreements.

9  The table below details the Fund's investment in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/14	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Net realized gain during the year ended 06/30/15	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$1,161,062	$41,942,528	$41,569,908	$—	$—	$1,533,682	$1,675
UBS Opportunistic Emerging Markets Debt Relationship Fund	12,199,300	—	11,005,294	(343,731)	(850,275)	—	—
	$13,360,362	$41,942,528	$52,575,202	$(343,731)	$(850,275)	$1,533,682	$1,675

10  Illiquid investment as of June 30, 2015.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

15  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

16  Transfers out of Level 3 represent the value at the end of the period. At June 30, 2015, securities were transferred from Level 3 to Level 2 as the valuations are based on observable inputs from an established pricing source.

See accompanying notes to financial statements.
35

UBS Municipal Bond Fund

Portfolio performance

For the period from its inception on November 10, 2014 through June 30, 2015, Class A shares of UBS Municipal Bond Fund (the "Fund") gained 0.30% (Class A shares declined 1.96% after the deduction of the maximum sales charge), while Class P shares rose 0.45%. For comparison purposes, the Fund's benchmark, the Barclays Municipal Bond Index (the "Index"), gained 1.06%, and the Barclays Municipal Managed Money Intermediate (1-17) Index returned 0.78% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 38; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, the use of Treasury futures contributed to performance.

Portfolio performance summary1

What worked

•  Positioning in several parts of the municipal yield curve was additive for performance. The Fund's underweight to the five-year portion of the municipal curve was beneficial given its underperformance versus the Index. In addition, an overweight to the seven-year portion of the curve was additive for results, as it outperformed the Index. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  The Fund's positioning in a number of sectors was positive for performance. Security selection in the transportation, local general obligation and industrial development revenue/pollution control revenue sectors contributed to performance.

•  An overweight to AAA-rated municipal bonds was additive for results, as they outperformed the Index.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

36

UBS Municipal Bond Fund

What didn't work

•  Positioning in certain portions of the municipal yield curve was detrimental to results. In particular, security selection in the 15-year portion of the curve was negative for performance, as was the Fund's underweight and security selection in the 10-year portion of the curve. Elsewhere, an underweight to securities with maturities of 20+ years, as well as security selection within that group, were drags on results.

•  Several of our quality biases detracted from performance. A modest overweight to AA-rated securities, along with an underweight to BBB-rated securities, was not rewarded.

•  The Fund's positioning in certain sectors was negative for results. In particular, an overweight to state general obligation bonds was negative for returns, as they lagged the Index. An underweight to the hospital sector detracted from returns as they outperformed the Index.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from its inception on November 10, 2014 through June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

37

UBS Municipal Bond Fund

Total returns for periods ended 06/30/15 (unaudited)

Inception[1]
Before deducting maximum sales charge
Class A2	0.30%
Class C3	0.03
Class P4	0.45
After deducting maximum sales charge
Class A2	(1.96)%
Class C3	(0.72)
Barclays Municipal Bond Index[5]	1.06%
Barclays Municipal Managed Money Intermediate (1-17) Index[6]	0.78%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2014 prospectuses were as follows: Class A—1.82% and 0.65%; Class C—2.32% and 1.15%; Class P—1.57% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus will be eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

38

UBS Municipal Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.25% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Municipal Bond Fund Class A and Class P shares versus the Barclays Municipal Bond Index and Barclays Municipal Managed Money Intermediate (1-17) Index from November 10, 2014, which is the inception date of the two classes, through June 30, 2015. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

39

UBS Municipal Bond Fund

Summary of municipal securities by state
(unaudited)

As a percentage of net assets as of June 30, 2015

Long-term municipal bonds
Arizona	3.66%
California	7.48
Florida	16.24
Illinois	2.73
Massachusetts	1.75
Michigan	4.14
Mississippi	3.45
Nebraska	3.80
New Jersey	3.74
New York	10.59
Ohio	4.71
Pennsylvania	10.76
Rhode Island	3.39
South Carolina	5.77
Texas	9.91
Utah	1.48
Virginia	1.89
Washington	4.92
Total long-term municipal bonds	100.41%
Short-term investment	0.66
Total investments	101.07%
Liabilities, in excess of cash and other assets	(1.07)
Net assets	100.00%

40

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Long-term municipal bonds: 100.41%
Arizona: 3.66%
City of Glendale, Water & Sewer Revenue Bonds, 5.000%, due 07/01/22	$1,000,000	$1,180,460
Mesa Arizona Utility System Revenue Bonds, FGIC, 5.000%, due 07/01/16[1]	1,000,000	1,045,990
		2,226,450
California: 7.48%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/32	1,000,000	1,130,140
State of California, Various Purpose, GO Bonds, 5.000%, due 10/01/32	1,000,000	1,143,990
5.000%, due 10/01/33	2,000,000	2,281,100
		4,555,230
Florida: 16.24%
Jea Water & Sewer System Revenue Bonds, Series A-1, 0.030%, due 10/01/38[2]	800,000	800,000
School District of St. Lucie County, Sales Tax Revenue Bonds, 5.000%, due 10/01/26	1,020,000	1,189,789
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,247,760
The School Board of Miami-Dade County, COP, 5.000%, due 11/01/31	1,000,000	1,104,280
Series A, 5.000%, due 05/01/31	1,000,000	1,112,430
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,000,000	1,179,070
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,128,330
	Face amount	Value
Volusia Country Florida School Board Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	$1,000,000	$1,122,480
		9,884,139
Illinois: 2.73%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.250%, due 01/01/29	500,000	564,330
Illinois Finanace Authority, Sherman Health Systems Revenue Bonds, Series A, 5.500%, due 08/01/17[1]	1,000,000	1,095,490
		1,659,820
Massachusetts: 1.75%
Massachusetts Water Resources Authority Revenue Bonds, Series E, 5.000%, due 12/01/16	1,000,000	1,064,200
Michigan: 4.14%
Michigan Finance Authority Revenue Bonds, Q-SBLF, 5.000%, due 06/01/20	1,150,000	1,251,511
Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, 5.000%, due 10/01/17	1,160,000	1,269,353
		2,520,864
Mississippi: 3.45%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial, Chevron USA, Inc. Revenue Bonds, Series G, 0.010%, due 11/01/35[2]	2,100,000	2,100,000
Nebraska: 3.80%
Public Power Generation Agency, Whelan Energy Center Unit-2, Revenue Bonds, Series A, 5.000%, due 01/01/24	2,000,000	2,311,220

41

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Long-term municipal bonds—(Continued)
New Jersey: 3.74%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	$1,000,000	$1,154,210
State of New Jersey, GO Bonds, 5.000%, due 06/01/20	1,000,000	1,123,940
		2,278,150
New York: 10.59%
City of New York, GO Bonds, Series C, 5.000%, due 08/01/22	1,500,000	1,773,630
Series I, 5.000%, due 08/01/17	1,040,000	1,129,346
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Fiscal 2012 Revenue Bonds, Series FF, 5.000%, due 06/15/33	500,000	554,750
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Fiscal 2015 Revenue Bonds, Series BB-4, 0.010%, due 06/15/50[2]	500,000	500,000
New York City Transitional Finance Authority Revenue Bonds, Series I, 5.000%, due 05/01/34	1,250,000	1,402,963
The City of New York, GO Bonds, Series H, 4.000%, due 08/01/18	1,000,000	1,086,470
		6,447,159
Ohio: 4.71%
State of Ohio, GO Bonds, Series B, 5.000%, due 06/15/28	1,500,000	1,734,270
State of Ohio, Major New State Infrastructure Project Revenue Bonds, Series 1, 5.500%, due 06/15/18[1]	1,000,000	1,130,440
		2,864,710
	Face amount	Value
Pennsylvania: 10.76%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/22	$1,000,000	$1,157,600
City of Philadelphia, Water and Wastewater Revenue Bonds, Series B, 5.000%, due 11/01/21	1,400,000	1,648,108
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 08/15/21	1,700,000	1,969,025
Pennsylvania Turnpike Commission Revenue Bonds, Series A-1, 5.000%, due 12/01/24	1,500,000	1,778,010
		6,552,743
Rhode Island: 3.39%
Tobacco Settlement Fing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/17	850,000	900,022
5.000%, due 06/01/21	1,000,000	1,164,570
		2,064,592
South Carolina: 5.77%
South Carolina State Public Service Authority Revenue Bonds, Series C, 5.000%, due 12/01/22	3,000,000	3,511,260
Texas: 9.91%
Austin Community College District Public Facility Corp., Round Rock Campus Revenue Bonds, 5.000%, due 08/01/24	1,000,000	1,177,440
Board of Regents of The Texas A & M University System Permanent University Revenue Bonds, Series A, 5.250%, due 07/01/28	1,205,000	1,469,835
Cypress-Fairbanks Independent School District, GO Bonds, Series C, PSF-GTD, 5.000%, due 02/15/31	1,000,000	1,153,430
Houston Independent School District, GO Bonds, Series B, PSF-GTD, 5.000%, due 02/15/17	1,000,000	1,070,580

42

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2015

	Face amount	Value
Long-term municipal bonds—(Concluded)
Texas—(Concluded)
North Texas Tollway Authority System Revenue Bonds, Series A, 5.000%, due 01/01/25	$1,000,000	$1,162,150
		6,033,435
Utah: 1.48%
Murray City Utah Hospital, IHC Health Services, Inc., Revenue Bonds, Series C, 0.030%, due 05/15/37[2]	900,000	900,000
Virginia: 1.89%
Virginia Public School Authority Refunding School Financing Revenue Bonds, Series B, 5.250%, due 08/01/16	1,095,000	1,153,068
Washington: 4.92%
State of Washington, Motor Vehicle Fuel Tax, GO Bonds, Series R-2015D, 4.000%, due 07/01/17	1,775,000	1,892,026
	Face amount	Value
State of Washington, Various Purpose, GO Bonds, Series C, 5.000%, due 01/01/18[1]	$1,000,000	$1,100,190
		2,992,216
Total long-term municipal bonds (cost $61,790,560)		61,119,256
	Shares
Short-term investment: 0.66%
Investment company: 0.66%
UBS Cash Management Prime Relationship Fund[3] (cost $399,871)	399,871	399,871
Total investments: 101.07% (cost $62,190,431)		61,519,127
Liabilities, in excess of cash and other assets: (1.07%)		(648,729)
Net assets : 100.00%		$60,870,398

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $62,190,431; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$70,133
Gross unrealized depreciation	(741,437)
Net unrealized depreciation of investments	$(671,304)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 45. Portfolio footnotes begin on page 44.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation
US Treasury futures sell contracts:
US Long Bond, 20 contracts (USD)	September 2015	$(3,110,597)	$(3,016,875)	$93,722

43

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2015

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$61,119,256	$—	$61,119,256
Short-term investment	—	399,871	—	399,871
Futures contracts	93,722	—	—	93,722
Total	$93,722	$61,519,127	$—	$61,612,849

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier reset date or the date of the prerefunded call.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2015 and changes periodically.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/10/14*	Purchases during the year ended 06/30/15	Sales during the year ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the year ended 06/30/15
UBS Cash Management Prime Relationship Fund	$—	$79,911,934	$79,512,063	$399,871	$1,538

*  Commencement of operations

See accompanying notes to financial statements.
44

The UBS Funds

June 30, 2015

Portfolio acronym

CLO  Collateralized loan obligations

COP  Certificate of Participation

FGIC  Financial Guaranty Insurance Co.

GO  General Obligation

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

LIBOR  London Interbank Offered Rate

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real estate investment trust

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSC  Morgan Stanley & Co.

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

INR  Indian Rupee

JPY  Japanese Yen

MXN  Mexican Peso

NZD  New Zealand Dollar

PEN  Peru Nuevo Sol

SEK  Swedish Krona

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
45

The UBS Funds

June 30, 2015 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2015 to June 30, 2015.

46

The UBS Funds

June 30, 2015 (unaudited)

		Beginning account value January 1, 2015	Ending account value June 30, 2015	Expenses paid during period* 01/01/15 – 06/30/15	Expense ratio during period
UBS Core Plus Bond Fund
Class A	Actual	$1,000.00	$994.90	$3.17	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.62	3.21	0.64
Class C	Actual	1,000.00	993.50	5.63	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class P	Actual	1,000.00	996.20	1.93	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.86	1.96	0.39
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	1,019.40	4.76	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	1,016.60	7.25	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class P	Actual	1,000.00	1,020.60	3.51	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70
UBS Municipal Bond Fund
Class A	Actual	1,000.00	994.30	3.21	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
Class C	Actual	1,000.00	992.10	5.68	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
Class P	Actual	1,000.00	995.60	1.98	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.81	2.01	0.40

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

47

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2015

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$30,961,383	$33,639,214
Affiliated issuers	8,382,243	1,533,682
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	159,900	—
Foreign currency	356	149,065
	$39,503,882	$35,321,961
Investments, at value:
Unaffiliated issuers	$30,904,512	$32,577,248
Affiliated issuers	8,382,243	1,533,682
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	159,900	—
Foreign currency	352	150,448
Cash	—	145
Receivables:
Investment securities sold	9,452,010	474
Interest	152,799	357,293
Fund shares sold	—	12,788
Foreign tax reclaims	—	1,123
Due from Advisor	31,994	45,123
Dividends	709	124
Variation margin on futures contracts	—	—
Variation margin on centrally cleared swap agreements	69,232	374,975
Due from broker	37,666	33,102
Deferred offering cost	—	—
Cash collateral for futures contracts	17,647	316,818
Cash collateral for swap agreements	122,965	933,302
Outstanding swap agreements, at value[2]	—	1,269,883
Unrealized appreciation on forward foreign currency contracts	21,346	73,047
Other assets	25,952	23,753
Total assets	49,379,327	37,703,328
Liabilities:
Payables:
Cash collateral from securities loaned	159,900	—
Investment securities purchased	16,992,147	500
Custody and fund accounting fees	28,016	38,783
Fund shares redeemed	32,811	164,423
Distribution and service fees	1,295	3,577
Trustees' fees	6,280	6,336
Due to broker	—	367,465
Variation margin on futures contracts	10,963	39,309
Accrued expenses	85,987	128,752
Options written, at value[3]	34,242	364,217
Outstanding swap agreements, at value[2]	4,879	2,993,098
Unrealized depreciation on forward foreign currency contracts	8,692	117,217
Total liabilities	17,365,212	4,223,677
Net assets	$32,014,115	$33,479,651

1  The market value of securities loaned by UBS Core Plus Bond Fund as of June 30, 2015 was $676,441.

2  Net upfront payments (made)/received by UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $(13,076) and $1,017,566, respectively.

3  Premiums received by UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $50,290 and $856,435, respectively.

48

The UBS Funds

Financial statements

UBS Municipal Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$61,790,560
Affiliated issuers	399,871
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—
Foreign currency	—
$62,190,431
Investments, at value:
Unaffiliated issuers	$61,119,256
Affiliated issuers	399,871
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—
Foreign currency	—
Cash	—
Receivables:
Investment securities sold	—
Interest	581,970
Fund shares sold	3,363,458
Foreign tax reclaims	—
Due from Advisor	38,041
Dividends	190
Variation margin on futures contracts	93,722
Variation margin on centrally cleared swap agreements	—
Due from broker	—
Deferred offering cost	24,488
Cash collateral for futures contracts	68,000
Cash collateral for swap agreements	—
Outstanding swap agreements, at value[2]	—
Unrealized appreciation on forward foreign currency contracts	—
Other assets	20,429
Total assets	65,709,425
Liabilities:
Payables:
Cash collateral from securities loaned	—
Investment securities purchased	4,636,590
Custody and fund accounting fees	16,758
Fund shares redeemed	206
Distribution and service fees	3,719
Trustees' fees	7,625
Due to broker	92,471
Variation margin on futures contracts	—
Accrued expenses	81,658
Options written, at value[3]	—
Outstanding swap agreements, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	—
Total liabilities	4,839,027
Net assets	$60,870,398

See accompanying notes to financial statements.
49

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2015

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Net assets consist of:
Beneficial interest	$65,769,737	$39,755,145
Accumulated undistributed (distributions in excess of) net investment income	392,037	403,141
Accumulated net realized loss	(34,231,421)	(4,708,096)
Net unrealized appreciation (depreciation)	83,762	(1,970,539)
Net assets	$32,014,115	$33,479,651
Class A:
Net assets	$2,205,402	$5,756,337
Shares outstanding	243,715	617,721
Net asset value and redemption proceeds per share	$9.05	$9.32
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.48	$9.76
Class C:
Net assets	$1,267,932	$3,567,630
Shares outstanding	140,645	383,361
Net asset value and offering price per share	$9.02	$9.31
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$8.95	$9.24
Class P:
Net assets	$28,540,781	$24,155,684
Shares outstanding	3,159,555	2,591,142
Net asset value per share, offering price per share, and redemption proceeds per share	$9.03	$9.32

1  For Class A, the maximum sales charge is 4.50% for UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund, and 2.25% for UBS Municipal Bond Fund. Classes C and P have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C, the maximum contingent deferred sales charge is 0.75% for each Fund. Class P has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged is deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holdings periods specified in the prospectus will be eliminated.

50

The UBS Funds

Financial statements

UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$61,531,236
Accumulated undistributed (distributions in excess of) net investment income	10,466
Accumulated net realized loss	(93,722)
Net unrealized appreciation (depreciation)	(577,582)
Net assets	$60,870,398
Class A:
Net assets	$10,928,867
Shares outstanding	1,099,177
Net asset value and redemption proceeds per share	$9.94
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.17
Class C:
Net assets	$2,948,053
Shares outstanding	296,639
Net asset value and offering price per share	$9.94
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.87
Class P:
Net assets	$46,993,478
Shares outstanding	4,728,563
Net asset value per share, offering price per share, and redemption proceeds per share	$9.94

See accompanying notes to financial statements.
51

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2015

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Investment income:
Interest and other	$694,468	$1,857,617
Affiliated income	6,000	1,675
Securities lending[1]	1,537	—
Total income	702,005	1,859,292
Expenses:
Advisory and administration	181,973	347,866
Distribution and service:
Class A	6,524	25,487
Class C	10,476	37,236
Transfer agency and related services fees:
Class A	1,948	7,992
Class C	2,811	3,295
Class P	5,581	14,667
Custodian and fund accounting	56,655	79,436
Federal and state registration	42,250	44,753
Professional services	111,548	176,822
Shareholder reports	12,083	45,112
Trustees	23,031	24,717
Amortization of offering costs	—	—
Other	18,103	36,598
Total expenses	472,983	843,981
Fee waivers and/or expense reimbursements by Advisor	(332,632)	(443,610)
Net expenses	140,351	400,371
Net investment income	561,654	1,458,921
Net realized gain (loss) on:
Investments in unaffiliated issuers	199,556	(1,587,974)
Investments in affiliated issuers	116,393	(343,731)
Futures contracts	113,110	1,838,639
Options written	154,585	553,782
Swap agreements	(122,635)	(831,042)
Forward foreign currency contracts	204,410	1,697,550
Foreign currency transactions	(16,739)	(227,780)
Net realized gain (loss)	648,680	1,099,444
Change in net unrealized appreciation/depreciation on:
Investments	(721,868)	(3,306,302)
Futures contracts	(39,120)	(130,817)
Options written	(14,277)	333,213
Swap agreements	67,835	(374,685)
Forward foreign currency contracts	36,964	152,646
Translation of other assets and liabilities denominated in foreign currency	(5,257)	(4,602)
Change in net unrealized appreciation/depreciation	(675,723)	(3,330,547)
Net realized and unrealized loss	(27,043)	(2,231,103)
Net increase (decrease) in net assets resulting from operations	$534,611	$(772,182)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $21 for UBS Core Plus Bond Fund.

2  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

52

The UBS Funds

Financial statements

UBS Municipal Bond Fund[2]
Investment income:
Interest and other	$652,355
Affiliated income	1,538
Securities lending[1]	—
Total income	653,893
Expenses:
Advisory and administration	151,865
Distribution and service:
Class A	10,886
Class C	9,250
Transfer agency and related services fees:
Class A	793
Class C	631
Class P	4,586
Custodian and fund accounting	19,685
Federal and state registration	3,770
Professional services	78,598
Shareholder reports	23,331
Trustees	17,001
Amortization of offering costs	80,210
Other	13,082
Total expenses	413,688
Fee waivers and/or expense reimbursements by Advisor	(265,905)
Net expenses	147,783
Net investment income	506,110
Net realized gain (loss) on:
Investments in unaffiliated issuers	(130,295)
Investments in affiliated issuers	—
Futures contracts	37,365
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Foreign currency transactions	—
Net realized gain (loss)	(92,930)
Change in net unrealized appreciation/depreciation on:
Investments	(671,304)
Futures contracts	93,722
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized appreciation/depreciation	(577,582)
Net realized and unrealized loss	(670,512)
Net increase (decrease) in net assets resulting from operations	$(164,402)

See accompanying notes to financial statements.
53

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Core Plus Bond Fund
	Year ended June 30, 2015	Year ended June 30, 2014
Operations:
Net investment income	$561,654	$650,766
Net realized gain (loss)	648,680	135,320
Change in net unrealized appreciation/depreciation	(675,723)	990,123
Net increase (decrease) in net assets from operations	534,611	1,776,209
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(79,804)	(130,087)
Return of capital	—	—
Total Class A dividends and distributions	(79,804)	(130,087)
Class C:
Net investment income	(36,781)	(32,432)
Return of capital	—	—
Total Class C dividends and distributions	(36,781)	(32,432)
Class P:
Net investment income	(917,558)	(698,024)
Return of capital	—	—
Total Class P dividends and distributions	(917,558)	(698,024)
Decrease in net assets from dividends and distributions	(1,034,143)	(860,543)
Beneficial interest transactions:
Proceeds from shares sold	7,314,727	2,857,644
Shares issued on reinvestment of dividends and distributions	1,008,220	783,676
Cost of shares redeemed	(5,909,702)	(9,567,176)
Redemption fees	8,338	2,519
Net increase (decrease) in net assets resulting from beneficial interest transactions	2,421,583	(5,923,337)
Increase (decrease) in net asset	1,922,051	(5,007,671)
Net assets, beginning of year	30,092,064	35,099,735
Net assets, end of year	$32,014,115	$30,092,064
Accumulated undistributed net investment income	$392,037	$465,952

1  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

54

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund		UBS Municipal Bond Fund
	Year ended June 30, 2015	Year ended June 30, 2014	Period ended June 30, 2015[1]
Operations:
Net investment income	$1,458,921	$2,663,035	$506,110
Net realized gain (loss)	1,099,444	(1,393,181)	(92,930)
Change in net unrealized appreciation/depreciation	(3,330,547)	(2,581,160)	(577,582)
Net increase (decrease) in net assets from operations	(772,182)	(1,311,306)	(164,402)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(133,712)	—	(64,280)
Return of capital	—	(323,641)	—
Total Class A dividends and distributions	(133,712)	(323,641)	(64,280)
Class C:
Net investment income	(76,913)	—	(13,168)
Return of capital	—	(7,814)	—
Total Class C dividends and distributions	(76,913)	(7,814)	(13,168)
Class P:
Net investment income	(799,941)	—	(449,970)
Return of capital	—	(277,596)	—
Total Class P dividends and distributions	(799,941)	(277,596)	(449,970)
Decrease in net assets from dividends and distributions	(1,010,566)	(609,051)	(527,418)
Beneficial interest transactions:
Proceeds from shares sold	32,213,300	35,696,320	74,538,038
Shares issued on reinvestment of dividends and distributions	780,980	362,694	240,583
Cost of shares redeemed	(66,092,675)	(57,876,190)	(13,221,852)
Redemption fees	932	37,173	5,449
Net increase (decrease) in net assets resulting from beneficial interest transactions	(33,097,463)	(21,780,003)	61,562,218
Increase (decrease) in net asset	(34,880,211)	(23,700,360)	60,870,398
Net assets, beginning of year	68,359,862	92,060,222	—
Net assets, end of year	$33,479,651	$68,359,862	$60,870,398
Accumulated undistributed net investment income	$403,141	$1,207,970	$10,466

See accompanying notes to financial statements.
55

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.18	$8.91	$9.13	$8.70	$8.69
Income (loss) from investment operations:
Net investment income[1]	0.15	0.17	0.16	0.20	0.24
Net realized and unrealized gain (loss)	0.01	0.33	(0.15)	0.46	0.18
Total income from investment operations	0.16	0.50	0.01	0.66	0.42
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.29)	(0.23)	(0.23)	(0.23)	(0.41)
Net asset value, end of year	$9.05	$9.18	$8.91	$9.13	$8.70
Total investment return[2]	1.69%	5.68%	0.06%	7.64%	5.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.73%	1.69%	1.58%	1.45%	1.45%
Expenses after fee waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.60%	1.89%	1.77%	2.18%	2.76%
Supplemental data:
Net assets, end of year (000's)	$2,205	$3,226	$6,951	$7,606	$5,996
Portfolio turnover rate	744%	506%	374%	509%	400%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.17	$8.89	$9.11	$8.69	$8.68
Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.19	0.22	0.26
Net realized and unrealized gain (loss)	0.00[3]	0.34	(0.16)	0.45	0.19
Total income from investment operations	0.17	0.53	0.03	0.67	0.45
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.31)	(0.25)	(0.25)	(0.25)	(0.44)
Net asset value, end of year	$9.03	$9.17	$8.89	$9.11	$8.69
Total investment return[2]	1.84%	6.08%	0.31%	7.80%	5.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.43%	1.38%	1.20%	1.12%	1.12%
Expenses after fee waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	1.83%	2.13%	2.04%	2.44%	3.02%
Supplemental data:
Net assets, end of year (000's)	$28,541	$25,431	$26,425	$33,501	$31,047
Portfolio turnover rate	744%	506%	374%	509%	400%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

56

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.15	$8.88	$9.10	$8.68	$8.66
Income (loss) from investment operations:
Net investment income[1]	0.10	0.12	0.12	0.15	0.20
Net realized and unrealized gain (loss)	0.01	0.33	(0.16)	0.45	0.19
Total income from investment operations	0.11	0.45	(0.04)	0.60	0.39
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.24)	(0.18)	(0.18)	(0.18)	(0.37)
Net asset value, end of year	$9.02	$9.15	$8.88	$9.10	$8.68
Total investment return[2]	1.19%	5.30%	(0.55)%	7.01%	4.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.36%	2.28%	2.02%	1.91%	1.92%
Expenses after fee waivers and/or expense reimbursement	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.09%	1.38%	1.29%	1.70%	2.27%
Supplemental data:
Net assets, end of year (000's)	$1,268	$1,435	$1,724	$2,187	$2,175
Portfolio turnover rate	744%	506%	374%	509%	400%

See accompanying notes to financial statements.
57

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,				For the period ended
	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.60	$9.78	$9.66	$9.93	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.28	0.27	0.28	0.37	0.21
Net realized and unrealized gain (loss)	(0.37)	(0.39)	0.13	(0.05)	(0.15)
Total income (loss) from investment operations	(0.09)	(0.12)	0.41	0.32	0.06
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.02
Less dividends/distributions:
From net investment income	(0.19)	—	(0.22)	(0.34)	(0.05)
Return of capital	—	(0.06)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.19)	(0.06)	(0.29)	(0.59)	(0.15)
Net asset value, end of period	$9.32	$9.60	$9.78	$9.66	$9.93
Total investment return[2]	(0.91)%	(1.14)%	4.15%	3.33%	0.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.84%	1.43%	1.42%	1.42%	1.39%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%[5]
Net investment income	2.91%	2.75%	2.84%	3.80%	3.53%[5]
Supplemental data:
Net assets, end of period (000's)	$5,756	$40,366	$47,140	$37,935	$67,314
Portfolio turnover rate	19%	38%	60%	63%	48%

	Class P
	Year ended June 30,				For the period ended
	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.61	$9.79	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.30	0.29	0.30	0.40	0.23
Net realized and unrealized gain (loss)	(0.37)	(0.39)	0.13	(0.05)	(0.13)
Total income (loss) from investment operations	(0.07)	(0.10)	0.43	0.35	0.10
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.22)	—	(0.24)	(0.37)	(0.06)
Return of capital	—	(0.08)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.22)	(0.08)	(0.31)	(0.62)	(0.16)
Net asset value, end of period	$9.32	$9.61	$9.79	$9.67	$9.94
Total investment return[2]	(0.68)%	(0.99)%	4.50%	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.64%	1.14%	1.13%	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%[5]
Net investment income	3.18%	2.99%	3.06%	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$24,156	$21,139	$36,112	$26,145	$25,523
Portfolio turnover rate	19%	38%	60%	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,				For the period ended
	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.59	$9.76	$9.65	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.23	0.22	0.23	0.32	0.18
Net realized and unrealized gain (loss)	(0.36)	(0.38)	0.12	(0.05)	(0.14)
Total income (loss) from investment operations	(0.13)	(0.16)	0.35	0.27	0.04
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	(0.15)	—	(0.17)	(0.29)	(0.02)
Return of capital	—	(0.01)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.15)	(0.01)	(0.24)	(0.54)	(0.12)
Net asset value, end of period	$9.31	$9.59	$9.76	$9.65	$9.92
Total investment return[2]	(1.48)%	(1.65)%	3.65%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.42%	1.93%	1.92%	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%[5]
Net investment income	2.42%	2.24%	2.34%	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$3,568	$6,855	$8,808	$6,519	$8,116
Portfolio turnover rate	19%	38%	60%	63%	48%

58

UBS Fixed Income Opportunities Fund

Financial highlights

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
59

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C	Class P
	For the period ended June 30, 2015[3]	For the period ended June 30, 2015[3]	For the period ended June 30, 2015[3]
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.09	0.06	0.10
Net realized and unrealized loss	(0.06)	(0.06)	(0.05)
Total income from investment operations	0.03	0.00[4]	0.05
Less dividends/distributions:
From net investment income	(0.09)	(0.06)	(0.11)
Net asset value, end of period	$9.94	$9.94	$9.94
Total investment return[2]	0.30%	0.03%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.46%[5]	1.98%[5]	1.23%[5]
Expenses after fee waivers and/or expense reimbursement	0.65%[5]	1.14%[5]	0.40%[5]
Net investment income	1.43%[5]	0.94%[5]	1.63%[5]
Supplemental data:
Net assets, end of period (000's)	$10,929	$2,948	$46,993
Portfolio turnover rate	72%	72%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares.

3  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
60

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds covered by this report is diversified for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class P shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc.

61

The UBS Funds

Notes to financial statements

("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an asset management subsidiary of UBS Group AG. UBS Group AG an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

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The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11") to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual

63

The UBS Funds

Notes to financial statements

reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2015, a Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2015.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2015 is as follows:

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$21,346	$21,346
Futures contracts[2]	15,089	—	—	15,089
Options purchased[1]	650	2,805	6,334	9,789
Swap agreements[1,2]	161,511	—	—	161,511
Total value	$177,250	$2,805	$27,680	$207,735

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

64

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$(8,692)	$(8,692)
Futures contracts[2]	(26,052)	—	—	(26,052)
Options written[1]	(27,462)	(3,823)	(2,957)	(34,242)
Swap agreements[1,2]	(20,982)	(4,879)	—	(25,861)
Total value	$(74,496)	$(8,702)	$(11,649)	$(94,847)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

Activities in derivative instruments during the year ended June 30, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$204,410	$204,410
Futures contracts	113,110	—	—	113,110
Options purchased[2]	(134,747)	(8,308)	29,421	(113,634)
Options written	96,978	57,607	—	154,585
Swap agreements	(177,594)	54,959	—	(122,635)
Total net realized gain (loss)	$(102,253)	$104,258	$233,831	$235,836
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$36,964	$36,964
Futures contracts	(39,120)	—	—	(39,120)
Options purchased[2]	48,390	(194)	(2,972)	45,224
Options written	(13,632)	(2,110)	1,465	(14,277)
Swap agreements	114,898	(47,063)	—	67,835
Total change in net unrealized appreciation/depreciation	$110,536	$(49,367)	$35,457	$96,626

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$73,047	$73,047
Futures contracts[2]	31,406	—	—	31,406
Options purchased[1]	994,607	5,936	19,577	1,020,120
Swap agreements[1,2]	1,686,842	54,073	34,828	1,775,743
Total value	$2,712,855	$60,009	$127,452	$2,900,316

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.
65

The UBS Funds

Notes to financial statements

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$(117,217)	$(117,217)
Futures contracts[2]	(70,715)	—	—	(70,715)
Options written[1]	(319,581)	(35,497)	(9,139)	(364,217)
Swap agreements[1,2]	(3,647,774)	(978,952)	(10,523)	(4,637,249)
Total value	$(4,038,070)	$(1,014,449)	$(136,879)	$(5,189,398)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the year ended June 30, 2015, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$1,697,550	$1,697,550
Futures contracts	1,839,984	(1,345)	—	—	1,838,639
Options purchased[2]	(2,065,249)	—	(136,081)	330,674	(1,870,656)
Options written	244,240	—	309,542	—	553,782
Swap agreements	(628,301)	—	(173,431)	(29,310)	(831,042)
Total net realized gain (loss)	$(609,326)	$(1,345)	$30	$1,998,914	$1,388,273
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$152,646	$152,646
Futures contracts	(130,817)	—	—	—	(130,817)
Options purchased[2]	627,460	—	(411)	(9,186)	617,863
Options written	331,878	—	(3,194)	4,529	333,213
Swap agreements	(1,096,705)	—	756,498	(34,478)	(374,685)
Total change in net unrealized appreciation/depreciation	$(268,184)	$—	$752,893	$113,511	$598,220

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

UBS Municipal Bond Fund had net realized gain of $37,365 on futures contracts related to interest rate risk and change in net unrealized appreciation of $93,722 related to interest rate risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative con-

66

The UBS Funds

Notes to financial statements

tract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

UBS Core Plus Bond Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	21,346	(8,692)
Futures contracts[1]	15,089	(26,052)
Options purchased	9,789	—
Options written	—	(34,242)
Swap agreements[1]	161,511	(25,861)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	207,735	(94,847)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(177,250)	74,496
Total gross amount of assets and liabilities subject to MNA or similar agreements	30,485	(20,351)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
CIBC	5,558	—	—	5,558
JPMCB	18,593	(12,515)	—	6,078
MSC	6,334	(4,222)	—	2,112
Total	30,485	(16,737)	—	13,748
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
JPMCB	(12,515)	12,515	—	—
MLI	(3,614)	—	—	(3,614)
MSC	(4,222)	4,222	—	—
Total	(20,351)	16,737	—	(3,614)

67

The UBS Funds

Notes to financial statements

UBS Fixed Income Opportunities Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	73,047	(117,217)
Futures contracts[1]	31,406	(70,715)
Options purchased	1,020,120	—
Options written	—	(364,217)
Swap agreements[1]	1,775,743	(4,637,249)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	2,900,316	(5,189,398)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,212,517)	1,916,044
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,687,799	(3,273,354)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral* received ($)	Net amount of assets ($)
BB	256,989	(233,589)	—	23,400
CIBC	6,311	—	—	6,311
CITI	30,081	(30,081)	—	—
CSI	231,215	(217,963)	(13,252)	—
GSI	20,877	—	—	20,877
JPMCB	941,108	(623,165)	—	317,943
MLI	181,641	(157,521)	—	24,120
MSC	19,577	(19,577)	—	—
Total	1,687,799	(1,281,896)	(13,252)	392,651
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral* pledged ($)	Net amount of liabilities ($)
BB	(233,589)	233,589	—	—
CITI	(38,192)	30,081	—	(8,111)
CSI	(217,963)	217,963	—	—
DB	(1,558,819)	—	—	(1,558,819)
JPMCB	(623,165)	623,165	—	—
MLI	(157,521)	157,521	—	—
MSC	(444,105)	19,577	—	(424,528)
Total	(3,273,354)	1,281,896	—	(1,991,458)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of

68

The UBS Funds

Notes to financial statements

certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or

69

The UBS Funds

Notes to financial statements

realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to a Fund, normally 15 to 45 days later. Beginning on the date a Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. A Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market

70

The UBS Funds

Notes to financial statements

risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection", "Credit default swaps on sovereign issues—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to

71

The UBS Funds

Notes to financial statements

counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. The maximum payout for UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund was $478,688 and $1,355,671, respectively, at June 30, 2015.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

72

The UBS Funds

Notes to financial statements

K. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income monthly except UBS Fixed Income Opportunities Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2015, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee is calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. Effective August 3, 2015, for purchases of shares on or after that date, the redemption fee will be eliminated.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Core Plus Bond Fund	0.500%	0.475%	0.450%	0.425%	0.400%
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650
UBS Municipal Bond Fund	0.400	0.400	0.400	0.400	0.400

73

The UBS Funds

Notes to financial statements

For UBS Core Plus Bond Fund and UBS Municipal Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Fixed Income Opportunities Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2015, were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Core Plus Bond Fund	0.64%	1.14%	0.39%	$(36,103)	$158,179	$332,632
UBS Fixed Income Opportunities Fund	0.95	1.45	0.70	(49,469)	311,817	443,610
UBS Municipal Bond Fund	0.65	1.15	0.40	(46,068)	127,775	265,905

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the year ended June 30, 2015 are subject to repayment through June 30, 2018.

At June 30, 2015, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2016	Expires June 30, 2017	Expires June 30, 2018
UBS Core Plus Bond Fund—Class A	$139,777	$58,776	$52,584	$28,417
UBS Core Plus Bond Fund—Class C	52,615	17,658	17,952	17,005
UBS Core Plus Bond Fund—Class P	785,526	250,241	248,075	287,210
UBS Fixed Income Opportunities Fund—Class A	520,146	171,521	258,703	89,922
UBS Fixed Income Opportunities Fund—Class C	123,199	32,820	42,562	47,817
UBS Fixed Income Opportunities Fund—Class P	618,870	171,285	141,714	305,871
UBS Municipal Bond Fund—Class A	35,220	—	—	35,220
UBS Municipal Bond Fund—Class C	10,331	—	—	10,331
UBS Municipal Bond Fund—Class P	220,354	—	—	220,354

74

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2015, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Core Plus Bond Fund	$4,109	$23,794
UBS Fixed Income Opportunities Fund	4,346	36,049
UBS Municipal Bond Fund	8,027	24,090

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2015 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at June 30, 2015 and for the year ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2015 and for the year ended have been included near the end of each Fund's Portfolio of investments.

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Core Plus Bond Fund	0.25%	0.75%
UBS Fixed Income Opportunities Fund	0.25	0.75
UBS Municipal Bond Fund	0.25	0.75

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C.

75

The UBS Funds

Notes to financial statements

At June 30, 2015, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2015, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Core Plus Bond Fund—Class A	$474	$707
UBS Core Plus Bond Fund—Class C	821	—
UBS Fixed Income Opportunities Fund—Class A	1,255	201
UBS Fixed Income Opportunities Fund—Class C	2,322	184
UBS Municipal Bond Fund—Class A	1,858	16,710
UBS Municipal Bond Fund—Class C	1,861	—

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Core Plus Bond Fund	$1,611
UBS Fixed Income Opportunities Fund	14,460
UBS Municipal Bond Fund	1,886

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

76

The UBS Funds

Notes to financial statements

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. In addition, UBS Core Plus Bond Fund received US government agency securities as collateral with a market value of $535,763, which can not be resold. The value of loaned securities and related collateral at June 30, 2015 was as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Cash collateral received
UBS Core Plus Bond Fund	$676,441	$695,663	$159,900

6. Purchases and sales of securities

For the year ended June 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$179,538,358	$180,090,640
UBS Fixed Income Opportunities Fund	5,638,330	41,539,557
UBS Municipal Bond Fund	99,404,496	36,974,454

For the year ended June 30, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$38,485,093	$34,050,595
UBS Fixed Income Opportunities Fund	3,616,353	3,438,494

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Core Plus Bond Fund	$—	$1,034,143	$—	$1,034,143
UBS Fixed Income Opportunities Fund	—	1,010,566	—	1,010,566
UBS Municipal Bond Fund	525,283	1,343	792	527,418

77

The UBS Funds

Notes to financial statements

	2014
Fund	Distributions paid from ordinary income	Return of capital	Total distributions paid
UBS Core Plus Bond Fund	$860,543	$—	$860,543
UBS Fixed Income Opportunities Fund	—	609,051	609,051

At June 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

  Undistributed  Undistributed  Accumulated  Unrealized
  tax-exempt  ordinary  capital and  appreciation/
Fund  income  income  other losses  (depreciation)  Total

UBS Core Plus Bond Fund —	$398,816	$(34,233,161)	$78,723	$(33,755,622)
UBS Fixed Income Opportunities Fund —	56,424	(4,769,034)	(1,500,238)	(6,212,848)
UBS Municipal Bond Fund 57,598	—	—	(671,304)	(613,706)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2015 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Core Plus Bond Fund	$398,574	$(424,973)	$26,399
UBS Fixed Income Opportunities Fund	(1,253,184)	(2,093,951)	3,347,135
UBS Municipal Bond Fund	31,774	(792)	(30,982)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Core Plus Bond Fund	$35,412	—	$35,412
UBS Fixed Income Opportunities Fund	3,770,097	—	3,770,097

78

The UBS Funds

Notes to financial statements

At June 30, 2015, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Core Plus Bond Fund	$2,127,033	$32,070,048

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

During the fiscal year ended June 30, 2015, the following funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Core Plus Bond Fund	$255,304
UBS Fixed Income Opportunities Fund	285,210

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2015, the following Fund incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short-term	Long-term
UBS Fixed Income Opportunities Fund	—	998,054	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2015, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year ended June 30, 2015, or since inception in the case of UBS Municipal Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed

79

The UBS Funds

Notes to financial statements

Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the year ended June 30, 2015.

9. Shares of beneficial interest

For the year ended June 30, 2015, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,818	$192,060	17,059	$157,313	755,738	$6,965,354
Shares repurchased	(135,037)	(1,243,314)	(36,713)	(335,472)	(470,235)	(4,330,916)
Dividends reinvested	6,668	61,203	3,420	31,253	99,953	915,764
Redemption fees	—	724	—	385	—	7,229
Net increase (decrease)	(107,551)	$(989,327)	(16,234)	$(146,521)	385,456	$3,557,431

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	74,384	$704,345	3,857	$35,946	3,272,676	$31,473,009
Shares repurchased	(3,673,381)	(35,211,031)	(341,661)	(3,215,822)	(2,945,907)	(27,665,822)
Dividends reinvested	12,759	117,176	6,516	59,460	65,626	604,344
Redemption fees	—	145	—	100	—	687
Net increase (decrease)	(3,586,238)	$(34,389,365)	(331,288)	$(3,120,316)	392,395	$4,412,218

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,205,919	$12,084,838	299,920	$3,024,270	5,923,033	$59,428,930
Shares repurchased	(110,335)	(1,097,096)	(4,536)	(45,000)	(1,213,674)	(12,079,756)
Dividends reinvested	3,593	35,972	1,255	12,563	19,204	192,048
Redemption fees		788		229		4,432
Net increase	1,099,177	$11,024,502	296,639	$2,992,062	4,728,563	$47,545,654

*  Effective July 28, 2014, Class Y shares were renamed Class P shares.

80

The UBS Funds

Notes to financial statements

For the year ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,408	$182,793	2,395	$21,408	294,057	$2,653,443
Shares repurchased	(456,390)	(4,085,317)	(42,911)	(384,376)	(568,982)	(5,097,483)
Dividends reinvested	6,919	61,956	3,165	28,236	77,511	693,484
Redemption fees	—	376	—	130	—	2,013
Net decrease	(429,063)	$(3,840,192)	(37,351)	$(334,602)	(197,414)	$(1,748,543)

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,404,144	$33,107,641	266,789	$2,588,679	—	$—
Shares repurchased	(4,043,059)	(39,006,988)	(454,715)	(4,377,735)	(1,505,689)	(14,491,467)
Dividends reinvested	21,572	208,112	545	5,249	15,458	149,333
Redemption fees	—	20,977	—	3,403	—	12,793
Net decrease	(617,343)	$(5,670,258)	(187,381)	$(1,780,404)	(1,490,231)	$(14,329,341)

81

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund (three of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund at June 30, 2015, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2015

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The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month year ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

83

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 4 and 5, 2015 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 26, 2015, June 4, 2015 and June 5, 2015, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. After

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The UBS Funds

Board approval of investment advisory agreements
(unaudited)

analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS U.S. Defensive Equity Fund and UBS Fixed Income Opportunities Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that the Fund's defensive strategy was the primary reason for the Fund's underperformance as compared to its peer universe. The Advisor noted that the options overlay strategy for the Fund, which reduced the volatility profile of the Fund, detracted from the Fund's performance. The Advisor stated the options overlay strategy should benefit the Fund's relative performance when the U.S. equity market experiences a down turn.

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Fund's weaker relative performance as compared to its peer universe was attributable to its corporate credit exposure in both investment grade and high yield debt, where overall hedging strategies and security selection within the energy sector detracted from results. The Advisor also noted that the Fund's net short duration positioning was not rewarded as yield generally declined over the period. The Advisor did note that the Fund continued to deliver returns with minimal correlation to traditional fixed income markets, as well as many of its unconstrained fixed income peer funds.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS U.S. Small Cap Growth Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of

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The UBS Funds

Board approval of investment advisory agreements
(unaudited)

each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group, except for UBS Global Allocation Fund and UBS U.S. Small Cap Growth Fund.

The Board first discussed the management fee and expenses of the UBS Global Allocation Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS Global Allocation Fund were each slightly higher than the fees and expenses of several of the funds in its Lipper expense group. The Advisor noted that a reduction in the UBS Global Allocation Fund's assets was a main driver to the Fund's relative lower rankings. The Board, however, noted the Fund's management fee and total expenses were closer to the medians of its Lipper expense group than such fee and expenses were last year. The Board determined that the management fee and expenses were each reasonable considering that neither the management fee nor the Fund's total expenses were significantly higher than the respective Lipper expense group medians. The Board will continue to monitor the Fund's peers and expenses.

The Board then discussed the management fee of the UBS Dynamic Alpha Fund. It was noted that the actual management fee of UBS Dynamic Alpha Fund was higher than the median of the Fund's Lipper expense group. The Board noted that while the UBS Dynamic Alpha Fund's actual management fee was higher than the median of the Fund's Lipper expense group, the Fund's total expenses were less than the median of the Fund's Lipper expense group, resulting in the total cost to investors being very competitive. The Advisor also noted that the UBS Dynamic Alpha Fund was included in a brand new Lipper peer group category. The Advisor stated that as the new category matures, the rankings of the Fund will become more conclusive.

The Advisor next addressed the management fee of the UBS Core Plus Bond Fund. The Advisor noted that while the contractual management fee of the UBS Core Plus Bond Fund was higher than the median of the Fund's Lipper expense group, the Fund compared very favorably to its Lipper peers with respect to its actual management fee and total expenses. The UBS Core Plus Bond Fund placed in the first quintile of its Lipper expense group for both its actual management fee and total expenses.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS U.S. Small Cap Growth Fund were each higher than the medians in its Lipper expense group. The Advisor noted that a new fee waiver and expense cap arrangement was approved for the Fund effective March 27, 2015, that provides for a higher level of fees waived and expenses reimbursed by the Advisor. The Advisor reported that under this new arrangement, the actual management fee and total expenses for the UBS U.S. Small Cap Growth Fund are each expected to be lower than the medians of the Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the

86

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Asset Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

87

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 57 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

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The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 62 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 80 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

89

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 64 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem a not for profit healthcare organization and a director (since 2012) and a member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:

E. Blake Moore, Jr.; 57[2]*	Interested Trustee	Since June 2015	Mr. Moore is a Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since March 2015).
Mr. Moore is a member of the UBS Global Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Global Asset Management in March 2015, Mr. Moore was EVP Head of Distribution at Mackenzie Investments in Canada for over three years. Before this, Mr. Moore spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, Mr. Moore served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.	Mr. Moore is a director or trustee of three investment companies (consisting of 30 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

90

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 15 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 51	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and L.C. Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas fund treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

91

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 57	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Cindy Lee*; 40	Vice President and Assistant Treasurer	Since November 2014	Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.
Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

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The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 31	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 73 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

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The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2015, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Direct US Treasury obligations
UBS Core Plus Bond Fund	11.83%
UBS Fixed Income Opportunities Fund	7.27

Shareholders should not use the above information to prepare their tax returns. Since the Funds fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2015. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

94

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1197

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended June 30, 2015 and June 30, 2014, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $678,053 and $699,706, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2015 and June 30, 2014, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $69,250 and $67,300, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2014 and 2013 semiannual financial statements and (2) agreed upon procedures performed in connection with the review of Form N-1A.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2015 and June 30, 2014, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $92,624 and $79,873, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2015 and June 30, 2014, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)         To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the, independent auditors and the UBS Funds, as well as with the UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to the UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by the UBS Funds’ independent auditors to the UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with the UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to the UBS Funds when, without such pre-approval by the Committee, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b)

and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by the UBS Funds’  independent auditor to the UBS Funds investment advisor or any advisor affiliate that provides on-going services to the UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2015 and June 30, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2015 and June 30, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2015 and June 30, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2015 and June 30, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2015 and June 30, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2015 and June 30, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended June 30, 2015, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended June 30, 2015 and June 30, 2014, the aggregate fees billed by E&Y of $381,101 and $325,513, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2015	2014
Covered Services	$161,874	$147,173
Non-Covered Services	$219,227	$178,340

(h)  The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that:

(i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

(c)                Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2015